Registration No. 333-05593
                           Registration No. 811-07659
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

         Pre-Effective Amendment No.                                       [ ]



         Post-Effective Amendment No. 15                                   [X]



                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]



         Amendment No. 31                                                  [X]



                        (Check appropriate box or boxes)

                              --------------------

                            SEPARATE ACCOUNT No. 49
                                       of
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           (Exact Name of Registrant)

                              --------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                              --------------------




                                 ROBIN WAGNER
                          VICE PRESIDENT AND COUNSEL
            The Equitable Life Assurance Society of the United States
              1290 Avenue of the Americas, New York, New York 10104
                     (Name and Address of Agent for Service)



                              --------------------

                  Please send copies of all communications to:
                               PETER E. PANARITES, ESQ.
                        Freedman, Levy, Kroll & Simonds
                    1050 Connecticut Avenue, N.W., Suite 825
                             Washington, D.C. 20036

         Approximate Date of Proposed Public Offering: February 1, 2000. It is proposed that this filing will become effective (check appropriate box):

  [ ]    Immediately upon filing pursuant to paragraph (b) of Rule 485.

  [X]    On May 1, 2000 pursuant to paragraph (b) of Rule 485.

  [ ]    After filing pursuant to paragraph (a)(1) of Rule 485.

  [ ]    On (date) pursuant to paragraph (a)(1) of Rule 485.



If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

         Units of interest in Separate Account under variable annuity contracts.

 EQUITABLE ACCUMULATOR(SM)

 A combination variable and fixed deferred annuity contract

 PROSPECTUS DATED MAY 1, 2000


 Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its portfolios.
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 WHAT IS THE EQUITABLE ACCUMULATOR?

 Equitable Accumulator is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, fixed maturity options, or the account for special dollar cost averaging ("investment options"). This contract may not be available in all states.

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 VARIABLE INVESTMENT OPTIONS
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 o EQ/Aggressive Stock(1)            o J.P. Morgan Core Bond(3)
 o Alliance Common Stock             o Lazard Large Cap Value
 o Alliance High Yield               o Lazard Small Cap Value
 o Alliance Money Market             o MFS Emerging Growth
 o EQ/Alliance Premier Growth            Companies
 o Alliance Small Cap Growth         o MFS Growth with Income
 o EQ/Alliance Technology(2)         o MFS Research
 o BT Equity 500 Index               o Mercury Basic Value Equity(4)
 o BT International Equity Index     o Mercury World Strategy(5)
 o BT Small Company Index            o Morgan Stanley Emerging
 o Capital Guardian International        Markets Equity
 o Capital Guardian Research         o EQ/Putnam Growth & Income
 o Capital Guardian U.S. Equity          Value
 o EQ/Evergreen                      o EQ/Putnam International Equity
 o EQ/Evergreen Foundation           o EQ/Putnam Investors Growth
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 (1)   Formerly named "Alliance Aggressive Stock."
 (2)   May not be available in California.
 (3)   Formerly named "JPM Core Bond."
 (4)   Formerly named "Merrill Lynch Basic Value Equity."
 (5)   Formerly named "Merrill Lynch World Strategy."


 You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of our Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

 FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate set by us. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

 ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING. This account also pays fixed interest at guaranteed rates.

 TYPES OF CONTRACTS. We offer the contracts for use as:

 o  A nonqualified annuity ("NQ") for after-tax contributions only.

 o  An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

    We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

 o An annuity that is an investment vehicle for a qualified defined contribution or defined benefit plan ("QP").

 o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") - ("Rollover TSA").

 A contribution of at least $5,000 is required to purchase an NQ, Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contract. For Flexible Premium IRA or Flexible Premium Roth IRA contracts, we require a contribution of $2,000 to purchase a contract.


 Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2000 is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.


 THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                  72085
                                                                  1999 PORTFOLIO

Contents of this prospectus

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EQUITABLE ACCUMULATOR(SM)

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Index of key words and phrases                                4
Who is Equitable Life?                                        5
How to reach us                                               6
Equitable Accumulator at a glance - key features              8

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FEE TABLE                                                    11
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Examples                                                     14
Condensed financial information                              15
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1
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CONTRACT FEATURES AND BENEFITS                               16
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How you can purchase and contribute to your contract         16
Owner and annuitant requirements                             21
How you can make your contributions                          21
What are your investment options under the contract?         21
Allocating your contributions                                25
Your benefit base                                            26
Annuity purchase factors                                     27
Our baseBUILDER option                                       27
Guaranteed minimum death benefit                             29
Your right to cancel within a certain number of days         30

2
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DETERMINING YOUR CONTRACT'S VALUE                            31
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Your account value and cash value                            31
Your contract's value in the variable
investment options                                           31
Your contract's value in the fixed maturity options          31
Your contract's value in the account for special dollar
   cost averaging                                            31
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"We," "our," and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

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3
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TRANSFERRING YOUR MONEY AMONG
   INVESTMENT OPTIONS                                           32
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Transferring your account value                                 32
Market timing                                                   32
Rebalancing your account value                                  32

4
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ACCESSING YOUR MONEY                                            33
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Withdrawing your account value                                  33
How withdrawals are taken from your account value               34
How withdrawals affect your guaranteed minimum
   income benefit and guaranteed minimum death
   benefit                                                      34
Loans under Rollover TSA contracts                              35
Surrendering your contract to receive its cash value            36
When to expect payments                                         36
Your annuity payout options                                     36

5
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CHARGES AND EXPENSES                                            40
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Charges that Equitable Life deducts                             40
Charges that EQ Advisors Trust deducts                          42
Group or sponsored arrangements                                 42
Other distribution arrangements                                 43

6
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PAYMENT OF DEATH BENEFIT                                        44
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Your beneficiary and payment of benefit                         44
How death benefit payment is made                               45
Beneficiary continuation option                                 45

7
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TAX INFORMATION                                                 47
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Overview                                                        47
Transfers among investment options                              47
Taxation of nonqualified annuities                              47
Individual retirement arrangements (IRAs)                       49
Special rules for nonqualified contracts in qualified plans     59
Tax-Sheltered Annuity contracts (TSAs)                          59
Federal and state income tax withholding and
   information reporting                                        64
Impact of taxes to Equitable Life                               65

8
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MORE INFORMATION                                                66
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About our Separate Account No. 49                               66
About EQ Advisors Trust                                         66
About our fixed maturity options                                67
About the general account                                       68
About other methods of payment                                  68
Dates and prices at which contract events occur                 69
About your voting rights                                        70
About legal proceedings                                         71
About our independent accountants                               71
Financial statements                                            71
Transfers of ownership, collateral assignments, loans,
   and borrowing                                                71
Distribution of the contracts                                   71

9
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INVESTMENT PERFORMANCE                                          72
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Benchmarks                                                      72
Communicating performance data                                  81

10
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INCORPORATION OF CERTAIN DOCUMENTS BY
   REFERENCE                                                    83
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APPENDICES
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I  -- Condensed financial information                          A-1
II -- Purchase considerations for QP contracts                 B-1
III-- Market value adjustment example                          C-1
IV -- Guaranteed minimum death benefit example                 D-1

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STATEMENT OF ADDITIONAL INFORMATION
   TABLE OF CONTENTS
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Index of key words and phrases


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This index should help you locate more information on the terms used in this prospectus.

                                         PAGE

  account for special dollar cost
    averaging                             24
  account value                           31
  annuitant                               16
  annuity payout options                  36
  baseBUILDER                             27
  beneficiary                             44
  benefit base                            26
  business day                            69
  cash value                              31
  conduit IRA                             53
  contract date                           10
  contract date anniversary               10
  contract year                           10
  contributions to Roth IRAs              56
    regular contributions                 56
    rollovers and direct transfers        57
    conversion contributions              57
  contributions to traditional IRAs       50
    regular contributions                 50
    rollovers and transfers               51
  EQAccess                                 6
  ERISA                                   35
  fixed maturity options                  23
  Flexible Premium IRA                  cover
  Flexible Premium Roth IRA             cover
  guaranteed minimum death benefit        29
  guaranteed minimum income benefit       27
  IRA                                     49
  IRS                                     47
  investment options                      21
  loan reserve account                    35
  market adjusted amount                  24
  market value adjustment                 24
  maturity value                          23
  NQ                                    cover
  participant                             21
  portfolio                             cover
  processing office                        6
  QP                                      59
  rate to maturity                        23
  Required Beginning Date                 54
  Rollover IRA                          cover
  Rollover TSA                          cover
  Roth Conversion IRA                   cover
  Roth IRA                                56
  SAI                                   cover
  SEC                                   cover
  TOPS                                     6
  TSA                                     59
  traditional IRA                         50
  unit                                    31
  variable investment options             21


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your registered representative can provide further explanation about your contract.




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 PROSPECTUS                         CONTRACT OR SUPPLEMENTAL MATERIALS
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  fixed maturity options           Guarantee Periods (Guaranteed Fixed
                                   Interest Accounts in supplemental materials)
  variable investment options      Investment Funds
  account value                    Annuity Account Value
  rate to maturity                 Guaranteed Rates
  unit                             Accumulation Unit
  baseBUILDER                      Guaranteed Minimum Income Benefit
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Who is Equitable Life?

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 We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contract.


 AXA Financial, Inc. and its consolidated subsidiaries managed approximately $462.7 billion in assets as of December 31, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

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   6
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 HOW TO REACH US

 You may communicate with our processing office as listed below for any of the following purposes:

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FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
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Equitable Accumulator
P.O. Box 13014
Newark, NJ 07188-0014

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FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
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Equitable Accumulator
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094

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FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY REGULAR MAIL:
---------------------------------------------
Equitable Accumulator
P.O. Box 1547
Secaucus, NJ 07096-1547

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FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
---------------------------------------------
Equitable Accumulator
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094

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REPORTS WE PROVIDE:
---------------------------------------------

 o  written confirmation of financial transactions;

 o statement of your contract values at the close of each calendar quarter (four per year); and

 o annual statement of your contract values as of the close of the contract year.




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TELEPHONE OPERATED PROGRAM SUPPORT
("TOPS") AND EQACCESS SYSTEMS:
------------------------------------

 TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:


 o  your current account value;


 o your current allocation percentages (anticipated to be available through EQAccess by the end of 2000);


 o  the number of units you have in the variable investment options;


 o  rates to maturity for the fixed maturity options;

 o  the daily unit values for the variable investment options; and

 o performance information regarding the variable investment options (not available through TOPS).


You can also:


 o change your allocation percentages and/or transfer among the investment options (anticipated to be available through EQAccess by the end of 2000);

 o change your TOPS personal identification number (PIN) (not available through EQAccess); and

 o  change your EQAccess password (not available through TOPS).

 TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use EQAccess by visiting our Web site at http://www.equitable.com and clicking EQAccess. Of course, for reasons beyond our control, these services may sometimes be unavailable.

 We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are

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 genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

 We reserve the right to limit access to these services if we determine that you are engaged in a market timing strategy (see "Market timing" in "Transferring your money among investment options").




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 CUSTOMER SERVICE REPRESENTATIVE:
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You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern time.


 WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

 (1) authorization for telephone transfers by your registered representative;


 (2) conversion of a traditional IRA to a Roth Conversion IRA or Flexible Premium Roth IRA contract;


 (3) election of the automatic investment program;

 (4) election of the rebalancing program;

 (5) requests for loans under Rollover TSA contracts;


 (6) spousal consent for loans under Rollover TSA contracts;

 (7) tax withholding election; and

 (8) election of the beneficiary continuation option.


 WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

 (1) address changes;

 (2) beneficiary changes;


 (3) transfers between investment options; and

 (4) contract surrender and withdrawal requests.



 TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

 (1) automatic investment program;

 (2) general dollar cost averaging;

 (3) rebalancing;

 (4) special dollar cost averaging;

 (5) substantially equal withdrawals;

 (6) systematic withdrawals; and

 (7) the date annuity payments are to begin.


 You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


 SIGNATURES:

 The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

 EQUITABLE ACCUMULATOR AT A GLANCE - KEY FEATURES

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PROFESSIONAL                 Equitable Accumulator's variable investment options invest in different portfolios managed
INVESTMENT                   by professional investment advisers.
MANAGEMENT
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FIXED MATURITY               o 10 fixed maturity options with maturities ranging from approximately 1 to 10 years.
OPTIONS                      o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                             -------------------------------------------------------------------------------------------------------
                             If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. This may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment may also apply.
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ACCOUNT FOR SPECIAL DOLLAR   Available for dollar cost averaging all or a portion of your initial contribution.
COST AVERAGING
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TAX ADVANTAGES               o On earnings inside        No tax on any dividends, interest or capital gains until you
                               the contract              make withdrawals from your contract or receive annuity
                                                         payments.
                             -------------------------------------------------------------------------------------------------------
                             o On transfers inside       No tax on transfers among investment options.
                               the contract
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                             If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code, you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide necessary or additional benefits.
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BASEBUILDER(R)               baseBUILDER combines a guaranteed minimum income benefit with a guaranteed minimum death benefit provided under the contract. The guaranteed minimum income benefit provides income protection for you while the annuitant lives. The guaranteed minimum death benefit provides a death benefit for the beneficiary should the annuitant die.
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CONTRIBUTION AMOUNTS         o NQ, Rollover IRA, Roth Conversion IRA, QP, and Rollover TSA contracts
                               o Initial minimum:          $5,000
                               o Additional minimum:       $1,000
                                                           $100 monthly and $300 quarterly under our automatic investment program (NQ contracts)
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                             o Flexible Premium IRA and Flexible Premium Roth IRA contracts
                               o Initial minimum:          $2,000
                               o Additional minimum:       $50 ($50 under our automatic investment program)
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                             Maximum contribution limitations may apply.
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ACCESS TO YOUR MONEY   o Lump sum withdrawals
                       o Several withdrawal options on a periodic basis
                       o Loans under Rollover TSA contracts
                       o Contract surrender

                       You may incur a withdrawal charge for certain withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty.
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PAYOUT ALTERNATIVES    o Fixed annuity payout options
                       o Variable Immediate Annuity payout options
                       o Income Manager(Registered Trademark) payout options
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ADDITIONAL FEATURES    o Guaranteed minimum death benefit even if you do not elect baseBUILDER
                       o Dollar cost averaging
                       o Automatic investment program
                       o Account value rebalancing (quarterly, semiannually, and annually)
                       o Free transfers
                       o Waiver of withdrawal charge for disability, te rminal illness, or confinement to a nursing home
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FEES AND CHARGES       o Daily charges on amounts invested in variable investment options for mortality and expense risks and administrative charges at a current annual rate of 1.35% (1.45% maximum).
                       o Annual 0.30% benefit base charge for the optional baseBUILDER benefit until you exercise your guaranteed minimum income benefit, elect another annuity payout or the contract date anniversary after the annuitant reaches age 83, whichever occurs first. The benefit base is described under "Your benefit base" in "Contract features and benefits." If you do not elect
                         baseBUILDER, you still receive a guaranteed minimum death benefit under your contract at no additional charge.
                       o Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, if your account value at the end of the contract year is less than $25,000, we deduct an annual administrative charge equal to $30 or during the first two contract years 2% of your account value, if less. If your account value is $25,000 or more, we will not deduct the charge.
                       o No sales charge deducted at the time you make contributions.
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FEES AND               o During the first seven contract years following a contribution, a charge will be
CHARGES (CONTINUED)      deducted from amounts that you withdraw that exceed 15% of your account value.
                         We use the account value on the most recent contract date anniversary to calculate the 15% amount available. The charge begins at 7% in the first contract year following a contribution. It declines by 1% each year to 1% in the seventh contract year. There is no withdrawal charge in the eighth and later contract years following a contribution.
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                       The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary."
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                       o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. This charge is generally deducted from the amount applied to an annuity payout option.

                       o We deduct a $350 annuity administrative fee from amounts applied to purchase the Variable Immediate Annuity payout options.

                       o Annual expenses of EQ Advisors Trust portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. These expenses include management fees ranging from 0.25% to 1.15% annually, 12b-1 fees of
                         0.25% annually, and other expenses.
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 ANNUITANT ISSUE AGES  NQ: 0-83
                       Rollover IRA,Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA: 20-83 Flexible
                       Premium IRA: 20-70
                       QP: 20-75
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THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.


For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your registered representative, or call us, if you have any questions.


OTHER CONTRACTS
We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your registered representative can show you information regarding other Equitable Life annuity contracts that he or she distributes. You can also contact us to find out more about any of the Equitable Life annuity contracts.

FEE TABLE

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The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the portfolios that you will bear indirectly. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described under "Charges and expenses" later in this prospectus.


The fixed maturity options and the account for special dollar cost averaging are not covered by the fee table and examples. However, the annual administrative charge and the withdrawal charge do apply to the fixed maturity options and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.




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 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN
 ANNUAL PERCENTAGE OF DAILY NET ASSETS
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 Mortality and expense risks (1)                 1.10%
 Administrative                                  0.25% current (0.35% maximum)
 Total annual expenses                           1.35% current (1.45% maximum)
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 FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY:
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
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 Maximum annual administrative charge
  If your account value on a contract date anniversary
  is less than $25,000(2)                                                 $30
  If your account value on a contract date anniversary
  is $25,000 or more                                                      $0
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 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
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WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (deducted if you surrender your contract or make certain withdrawals. The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")(3)

                                                                  Contract
                                                                    year
                                                                      1... 7.00%
                                                                      2... 6.00%
                                                                      3... 5.00%
                                                                      4... 4.00%
                                                                      5... 3.00%
                                                                      6... 2.00%
                                                                      7... 1.00%
                                                                     8+... 0.00%
 Charge if you elect a Variable Immediate Annuity payout option    $350
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 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE OPTIONAL BENEFIT
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 baseBUILDER BENEFITS CHARGE (calculated as a percentage of the benefit base.
 Deducted annually on each contract date anniversary)(4)                0.30%
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EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)
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                                                                                                        TOTAL
                                                                                     OTHER              ANNUAL
                                                                                    EXPENSES           EXPENSES
                                              MANAGEMENT                         (AFTER EXPENSE     (AFTER EXPENSE
                                               FEES(5)         12b-1 FEES(6)     LIMITATION)(7)     LIMITATION)(8)
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EQ/Aggressive Stock                              0.60%             0.25%               0.04%             0.89%
Alliance Common Stock                            0.46%             0.25%               0.04%             0.75%
Alliance High Yield                              0.60%             0.25%               0.05%             0.90%
Alliance Money Market                            0.34%             0.25%               0.05%             0.64%
EQ/Alliance Premier Growth                       0.90%             0.25%               0.00%             1.15%
Alliance Small Cap Growth                        0.75%             0.25%               0.07%             1.07%
EQ/Alliance Technology                           0.90%             0.25%               0.00%             1.15%
BT Equity 500 Index                              0.25%             0.25%               0.10%             0.60%
BT International Equity Index                    0.35%             0.25%               0.40%             1.00%
BT Small Company Index                           0.25%             0.25%               0.25%             0.75%
Capital Guardian International                   0.85%             0.25%               0.10%             1.20%
Capital Guardian Research                        0.65%             0.25%               0.05%             0.95%
Capital Guardian U.S. Equity                     0.65%             0.25%               0.05%             0.95%
EQ/Evergreen                                     0.65%             0.25%               0.05%             0.95%
EQ/Evergreen Foundation                          0.60%             0.25%               0.10%             0.95%
J.P. Morgan Core Bond                            0.45%             0.25%               0.10%             0.80%
Lazard Large Cap Value                           0.65%             0.25%               0.05%             0.95%
Lazard Small Cap Value                           0.75%             0.25%               0.10%             1.10%
MFS Emerging Growth Companies                    0.65%             0.25%               0.10%             1.00%
MFS Growth with Income                           0.60%             0.25%               0.10%             0.95%
MFS Research                                     0.65%             0.25%               0.05%             0.95%
Mercury Basic Value Equity                       0.60%             0.25%               0.10%             0.95%
Mercury World Strategy                           0.70%             0.25%               0.25%             1.20%
Morgan Stanley Emerging Markets Equity           1.15%             0.25%               0.35%             1.75%
EQ/Putnam Growth & Income Value                  0.60%             0.25%               0.10%             0.95%
EQ/Putnam International Equity                   0.85%             0.25%               0.15%             1.25%
EQ/Putnam Investors Growth                       0.65%             0.25%               0.05%             0.95%
------------------------------------------------------------------------------------------------------------------


----------
Notes:


(1) A portion of this charge is for providing the guaranteed minimum death benefit.

(2) During the first two contract years this charge is equal to the lesser of $30 or 2% of your account value if it applies. Thereafter, the charge is $30 for each contract year.

(3) Deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount and upon surrender of a contract.

(4) The benefit base is described under "Contract features and benefits - Your guaranteed minimum income benefit under baseBUILDER."

(5) The management fees shown reflect revised management fees, effective on or about May 1, 2000, which were approved by shareholders. The management fees shown for EQ/Putnam Growth & Income Value and Lazard Large Cap Value do not reflect the waiver of a portion of each of these portfolio's investment management fees that are currently in effect. The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders.

                                                                           -----
                                                                              13
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(6) Portfolio shares are all subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts. Prior to October 18, 1999, the total annual expenses for the Alliance Small Cap Growth portfolio were limited to 1.20% under an expense limitation arrangement related to that portfolio's Rule 12b-1 Plan. The arrangement is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1999, absent the expense limitation agreement.

(7) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (8) for any expense limitation agreements.

    On October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth and EQ/Alliance Technology) became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred had these portfolios been portfolios of EQ Advisors Trust for the entire year ended December 31, 1999. The restated expenses reflect an increase of 0.01% for each of these portfolios.

(8) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses, and 12b-1 fees) are limited as a percentage of the average daily net assets of the following portfolios: 1.75% for Morgan Stanley Emerging Markets Equity; 1.25% for EQ/Putnam International Equity; 1.20% for Mercury World Strategy and Capital Guardian International; 1.15% for EQ/Alliance Premier Growth and EQ/Alliance Technology; 1.10% for Lazard Small Cap Value; 1.00% for BT International Equity Index and MFS Emerging Growth Companies; 0.95% for Capital Guardian U.S. Equity, Capital Guardian Research, EQ/Evergreen, EQ/Evergreen Foundation, Lazard Large Cap Value, MFS Growth with Income, MFS Research, Mercury Basic Value Equity; EQ/Putnam Growth & Income Value and EQ/Putnam Investors Growth; 0.80% for J.P. Morgan Core Bond; 0.75% for BT Small Company Index; and 0.60% for BT Equity 500 Index. The expense limitations for the EQ/Alliance Premier Growth, BT Equity 500 Index, J.P. Morgan Core Bond, MFS Growth with Income, MFS Research, MFS Emerging Growth Companies, Mercury Basic Value Equity and EQ/Putnam International Equity portfolios reflect an increase effective on May 1, 2000. The expense limitation for the EQ/Evergreen portfolio reflects a decrease effective on May 1, 2000.

    Absent the expense limitation, the "Other Expenses" for 1999 on an annualized basis for each of the portfolios would have been as follows:
    1.00% for Morgan Stanley Emerging Markets Equity; 0.10% for EQ/Alliance Technology; 0.23% for EQ/Alliance Premier Growth; 0.32% for EQ/Putnam International Equity; 0.46% for Mercury World Strategy; 0.66% for Capital Guardian International; 0.26% for Lazard Small Cap Value; 0.49% for BT International Equity Index; 0.17% for MFS Emerging Growth Companies; 0.34% for Capital Guardian U.S. Equity; 0.47% for Capital Guardian Research; 1.87% for EQ/Evergreen; 1.07% for EQ/Evergreen Foundation; 0.21% for Lazard Large Cap Value; 0.37% for MFS Growth with Income; 0.17% for MFS Research; 0.17% for Mercury Basic Value Equity; 0.16% for EQ/Putnam Growth & Income Value; 0.19% for EQ/Putnam Investors Growth; 0.20% for J.P. Morgan Core Bond; 0.71% for BT Small Company Index; and 0.18% for BT Equity 500 Index. Initial seed capital was invested on April 30, 1999 for the EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research and Capital Guardian International portfolios and will be invested on or about May 1, 2000 for the EQ/Alliance Technology portfolio and therefore expenses have been estimated.


    Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.

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  14
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EXAMPLES


The examples below show the expenses that a hypothetical contract owner (who has purchased a Flexible Premium IRA or Flexible Premium Roth IRA contract and elected baseBUILDER) would pay in the situations illustrated. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) The annual administrative charge is based on charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $0.14 per $1,000. Since the annual administrative charge only applies under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the charges shown in the examples would be lower for NQ, Rollover IRA, Roth Conversion IRA, QP, and Rollover TSA contracts. Other than as indicated above, the charges used in the examples are the maximum charges rather than the lower current charges.


These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.




                                             IF YOU SURRENDER YOUR CONTRACT AT THE END
                                                OF EACH PERIOD SHOWN, THE EXPENSES
                                                             WOULD BE:
                                         -------------------------------------------------
                                            1 YEAR      3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------------------
EQ/Aggressive Stock                       $  94.61     $ 131.94     $ 172.20    $ 306.66
Alliance Common Stock                     $  93.14     $ 127.53     $ 164.87    $ 292.16
Alliance High Yield                       $  94.71     $ 132.25     $ 172.72    $ 307.69
Alliance Money Market                     $  91.98     $ 124.06     $ 159.09    $ 280.62
EQ/Alliance Premier Growth                $  98.49     $ 143.51     $ 191.34    $ 343.99
Alliance Small Cap Growth                 $  96.50     $ 137.58     $ 181.55    $ 325.00
EQ/Alliance Technology                    $  97.44     $ 140.39     $ 186.20    $ 334.04
BT Equity 500 Index                       $  91.67     $ 123.12     $ 157.50    $ 277.45
BT International Equity Index             $  95.87     $ 135.70     $ 178.44    $ 318.92
BT Small Company Index                    $  93.24     $ 127.85     $ 165.40    $ 293.20
Capital Guardian International            $  97.97     $ 141.96     $ 188.77    $ 339.03
Capital Guardian Research                 $  95.34     $ 134.13     $ 175.84    $ 313.83
Capital Guardian U.S. Equity              $  95.34     $ 134.13     $ 175.84    $ 313.83
EQ/Evergreen                              $  95.34     $ 134.13     $ 175.84    $ 313.83
EQ/Evergreen Foundation                   $  95.34     $ 134.13     $ 175.84    $ 313.83
J.P. Morgan Core Bond                     $  93.77     $ 129.42     $ 168.02    $ 298.40
Lazard Large Cap Value                    $  95.34     $ 134.13     $ 175.84    $ 313.83
Lazard Small Cap Value                    $  96.92     $ 138.83     $ 183.62    $ 329.03
MFS Emerging Growth Companies             $  95.87     $ 135.70     $ 178.44    $ 318.92
MFS Growth with Income                    $  95.34     $ 134.13     $ 175.84    $ 313.83
MFS Research                              $  95.34     $ 134.13     $ 175.84    $ 313.83
Mercury Basic Value Equity                $  95.34     $ 134.13     $ 175.84    $ 313.83
Mercury World Strategy                    $  97.97     $ 141.96     $ 188.77    $ 339.03
Morgan Stanley Emerging Markets Equity    $ 103.74     $ 159.02     $ 216.73    $ 392.23
EQ/Putnam Growth & Income Value           $  95.34     $ 134.13     $ 175.84    $ 313.83
EQ/Putnam International Equity            $  98.49     $ 143.51     $ 191.34    $ 343.99
EQ/Putnam Investors Growth                $  96.39     $ 137.27     $ 181.03    $ 323.99



                                             IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                THE END OF EACH PERIOD SHOWN, THE
                                                        EXPENSES WOULD BE:
                                         ------------------------------------------------
                                            1 YEAR     3 YEARS     5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------
EQ/Aggressive Stock                        $ 24.61   $  81.94     $ 142.20   $ 306.66
Alliance Common Stock                      $ 23.14   $  77.53     $ 134.87   $ 292.16
Alliance High Yield                        $ 24.71   $  82.25     $ 142.72   $ 307.69
Alliance Money Market                      $ 21.98   $  74.06     $ 129.09   $ 280.62
EQ/Alliance Premier Growth                 $ 28.49   $  93.51     $ 161.34   $ 343.99
Alliance Small Cap Growth                  $ 26.50   $  87.58     $ 151.55   $ 325.00
EQ/Alliance Technology                     $ 27.44   $  90.39     $ 156.20   $ 334.04
BT Equity 500 Index                        $ 21.67   $  73.12     $ 127.50   $ 277.45
BT International Equity Index              $ 25.87   $  85.70     $ 148.44   $ 318.92
BT Small Company Index                     $ 23.24   $  77.85     $ 135.40   $ 293.20
Capital Guardian International             $ 27.97   $  91.96     $ 158.77   $ 339.03
Capital Guardian Research                  $ 25.34   $  84.13     $ 145.84   $ 313.83
Capital Guardian U.S. Equity               $ 25.34   $  84.13     $ 145.84   $ 313.83
EQ/Evergreen                               $ 25.34   $  84.13     $ 145.84   $ 313.83
EQ/Evergreen Foundation                    $ 25.34   $  84.13     $ 145.84   $ 313.83
J.P. Morgan Core Bond                      $ 23.77   $  79.42     $ 138.02   $ 298.40
Lazard Large Cap Value                     $ 25.34   $  84.13     $ 145.84   $ 313.83
Lazard Small Cap Value                     $ 26.92   $  88.83     $ 153.62   $ 329.03
MFS Emerging Growth Companies              $ 25.87   $  85.70     $ 148.44   $ 318.92
MFS Growth with Income                     $ 25.34   $  84.13     $ 145.84   $ 313.83
MFS Research                               $ 25.34   $  84.13     $ 145.84   $ 313.83
Mercury Basic Value Equity                 $ 25.34   $  84.13     $ 145.84   $ 313.83
Mercury World Strategy                     $ 27.97   $  91.96     $ 158.77   $ 339.03
Morgan Stanley Emerging Markets Equity     $ 33.74   $ 109.02     $ 186.73   $ 392.23
EQ/Putnam Growth & Income Value            $ 25.34   $  84.13     $ 145.84   $ 313.83
EQ/Putnam International Equity             $ 28.49   $  93.51     $ 161.34   $ 343.99
EQ/Putnam Investors Growth                 $ 26.39   $  87.27     $ 151.03   $ 323.99

                                                                           -----
                                                                              15
--------------------------------------------------------------------------------

----------

(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of payments under an annuity payout option. See "Accessing your money."


IF YOU ELECT A VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued (see note (1) above), and you elect a Variable Immediate Annuity payout option, the expenses shown in the example for "if you do not surrender your contract" would, in each case, be increased by $4.34 based on the average amount applied to annuity payout options in 1999. See "Annuity administrative fee" under "Charges and expenses."



CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 1999.

1
CONTRACT FEATURES AND BENEFITS

--------
   16
--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We require a minimum contribution amount for each type of contract purchased. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.
------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    AVAILABLE
CONTRACT           FOR ANNUITANT            MINIMUM                                                    LIMITATIONS ON
TYPE                ISSUE AGES           CONTRIBUTIONS                 SOURCE OF CONTRIBUTIONS         CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
 NQ                0 through 83         $5,000 (initial)               o After-tax money.              o No additional
                                        $1,000 (additional)            o Paid to us by check or          contributions after
                                                                         transfer of                     age 84.
                                                                         contract value
                                                                         in a tax-deferred
                                                                         exchange under
                                                                         Section 1035 of
                                                                         the Internal
                                                                         Revenue Code.
------------------------------------------------------------------------------------------------------------------------------------


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                                                                              17
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                   AVAILABLE
CONTRACT         FOR ANNUITANT      MINIMUM                                                   LIMITATIONS ON
TYPE              ISSUE AGES        CONTRIBUTIONS               SOURCE OF CONTRIBUTIONS       CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
 Rollover IRA     20 through 83     o  $5,000 (initial)         o Rollovers from a            o No rollover or direct
                                    o  $1,000 (additional)        qualified plan.               transfer contributions
                                    o  Regular IRA              o Rollovers from a TSA.         after age 84.
                                       contributions            o Rollovers from another      o Contributions after
                                                                  traditional individual        age 70 1/2 must be net
                                                                  retirement                    of required minimum
                                                                  arrangement.                  distributions.
                                                                o Direct                      o Regular IRA
                                                                  custodian-to-custodian        contributions limited to
                                                                  transfers from another        $2,000 per year.
                                                                  traditional individual      o Although we accept
                                                                  retirement                    regular IRA
                                                                  arrangement.                  contributions under the
                                                                                                rollover IRA contracts,
                                                                                                we intend that this
                                                                                                contract be used for
                                                                                                rollover and direct
                                                                                                transfer contributions.
                                                                                                Please refer to
                                                                                                "Withdrawals,
                                                                                                payments and transfers
                                                                                                of funds out of
                                                                                                traditional IRA's" in
                                                                                                "Tax  information" for a
                                                                                                discussion of conduit
                                                                                                IRA's.
------------------------------------------------------------------------------------------------------------------------------------


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  18
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                      AVAILABLE
CONTRACT            FOR ANNUITANT             MINIMUM                                                  LIMITATIONS ON
TYPE                 ISSUE AGES            CONTRIBUTIONS              SOURCE OF CONTRIBUTIONS          CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
 Roth                20 through 83        $5,000 (initial)            o Rollovers from another        o No additional rollover
 Conversion IRA                           $1,000 (additional)           Roth IRA.                       or direct transfer
                                                                      o Conversion rollovers            contributions after
                                                                        from a traditional IRA.       o Conversion rollovers
                                                                      o Direct transfers from           after age 70 1/2 must be
                                                                        another Roth IRA.               net of required
                                                                                                        minimum distributions
                                                                                                        for the traditional IRA
                                                                                                        you are rolling over.
                                                                                                      o You cannot roll over funds
                                                                                                        from a traditional IRA if
                                                                                                        your adjusted gross income
                                                                                                        is $100,000 or more.
                                                                                                      o Regular contributions are
                                                                                                        not permitted.
                                                                                                      o Only rollover and direct
                                                                                                        transfer contributions are
                                                                                                        permitted.
------------------------------------------------------------------------------------------------------------------------------------

Rollover TSA         20 through 83       $5,000 (initial)             o Rollovers from another        o No additional rollover
                                                                        TSA contract or                 or direct transfer
                                         $1,000 (additional)            arrangement.                    contributions after
                                                                      o Rollovers from a                age 84.
                                                                        traditional IRA which         o Contributions after age
                                                                        was a "conduit" for             70 1/2 must be net of
                                                                        TSA funds previously            required minimum
                                                                        rolled over.                    distributions.
                                                                      o Direct transfers from         o Employer-remitted
                                                                        another contract or             contributions are not
                                                                        arrangement under               permitted.
                                                                        Section 403(b) of the
                                                                        Internal Revenue Code,
                                                                        complying with IRS
                                                                        Revenue Ruling 90-24.
------------------------------------------------------------------------------------------------------------------------------------


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                                                                              19
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                   AVAILABLE
CONTRACT           FOR ANNUITANT             MINIMUM                                                 LIMITATIONS ON
TYPE               ISSUE AGES             CONTRIBUTIONS               SOURCE OF CONTRIBUTIONS        CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
 QP                20 through 75          $5,000 (initial)            o Only transfer                o Regular ongoing
                                          $1,000 (additional)           contributions from an          payroll contributions
                                                                        existing qualified plan        are not permitted.
                                                                        trust as a change of         o Only one additional
                                                                        investment vehicle             contribution may be
                                                                        under the plan.                made during a contract
                                                                      o The plan must be               year.
                                                                        qualified under Section      o No additional transfer
                                                                        401(a) of the Internal         contributions after
                                                                        Revenue Code.                  age 76.
                                                                      o For 401(k) plans,            o For defined benefit
                                                                        transferred                    plans, employee
                                                                        contributions may only         contributions are not
                                                                        include employee               permitted.
                                                                        pre-tax contributions.       o Contributions after age
                                                                                                       70 1/2 must be net of any
                                                                                                       required minimum
                                                                                                       distributions.

 Please refer to Appendix II for a discussion of purchase considerations of QP contracts.
------------------------------------------------------------------------------------------------------------------------------------

 Flexible            20 through 70        o $2,000 (initial)            o "Regular" traditional        o No regular IRA
 Premium IRA                              o $50 (additional after         IRA contributions.             contributions in the
                                            the first contract year)    o Rollovers from a               calendar year you turn
                                                                          the first contract year)       age 70 1/2 and
                                                                        o Rollovers from a TSA.          thereafter.
                                                                        o Rollovers from another       o Total regular
                                                                          traditional individual         contributions may not
                                                                          retirement                     exceed $2,000 for a
                                                                          arrangement.                   year
                                                                        o Direct custodian-            o No additional rollover
                                                                          to-custodian transfers         or direct transfer
                                                                          from another                   contributions after
                                                                          traditional individual         age 71.
                                                                          retirement                   o Rollover and direct
                                                                          arrangement.                   transfer contributions
                                                                                                         after age 70 1/2 must
                                                                                                         be net of required
                                                                                                         minimum distributions.
------------------------------------------------------------------------------------------------------------------------------------

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  20
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                     AVAILABLE
CONTRACT           FOR ANNUITANT           MINIMUM                                                   LIMITATIONS ON
TYPE                 ISSUE AGES         CONTRIBUTIONS               SOURCE OF CONTRIBUTIONS          CONTRIBUTIONS

                                                                                                      o Although we accept rollover
                                                                                                        and direct transfer
                                                                                                        contributions under the
                                                                                                        Flexible Premium IRA
                                                                                                        contract, we intend that
                                                                                                        this contract be used for
                                                                                                        ongoing regular
                                                                                                        contributions. Please refer
                                                                                                        to "Withdrawals, payments
                                                                                                        and transfers of funds out
                                                                                                        of traditional IRAs" in "Tax
                                                                                                        information" for a
                                                                                                        discussion of conduit IRAs.
------------------------------------------------------------------------------------------------------------------------------------
Flexible              20 through 83       o $2,000 (initial)          o Regular after-tax             o No additional regular
Premium                                   o $50 (additional after       contributions.                  after-tax contributions
Roth IRA                                    the first contract year)  o Rollovers from another          age 84.
                                                                        Roth IRA.                     o No additional rollover or
                                                                      o Conversion rollovers            direct transfer
                                                                        from a traditional IRA          contributions after
                                                                      o Direct transfers from           age 84.
                                                                        another Roth IRA.             o Contributions are subject to
                                                                                                        income limits and other tax
                                                                                                        rules. See "Tax information-
                                                                                                        Contributions to Roth
                                                                                                        IRAs.".
                                                                                                      o Although we accept rollover
                                                                                                        and direct transfer
                                                                                                        contributions under the
                                                                                                        Flexible Premium Roth IRA
                                                                                                        contract, we intend that
                                                                                                        this contract be used for
                                                                                                        ongoing regular
                                                                                                        contributions.
------------------------------------------------------------------------------------------------------------------------------------




See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all Equitable Accumulator contracts with the same annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.


For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" under "More information" later in this prospectus.

                                                                      ----------
                                                                              21
--------------------------------------------------------------------------------

 OWNER AND ANNUITANT REQUIREMENTS

 Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

 Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person.

 Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II for more information on QP contracts.

 -------------------------------------------------------------------------------
 A participant is an individual who is currently, or was formerly, participating in an eligible employer's QP or TSA plan.
 -------------------------------------------------------------------------------

 HOW YOU CAN MAKE YOUR CONTRIBUTIONS

 Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

 For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail under "More information" later in this prospectus.

 Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the registered representative submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.
 -------------------------------------------------------------------------------


 Our "business day" is any day the New York Stock Exchange is open for trading and generally ends at 4:00 p.m. Eastern Time. We may, however, close due to emergency conditions.

 -------------------------------------------------------------------------------

 SECTION 1035 EXCHANGES

 You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an Equitable Accumulator NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.

 WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

 Your investment options are the variable investment options, the fixed maturity options, and the account for special dollar cost averaging.

 VARIABLE INVESTMENT OPTIONS

 Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. Listed below are the currently available portfolios, their investment objectives, and their advisers.

 -------------------------------------------------------------------------------

 You can choose from among the variable investment options.

 -------------------------------------------------------------------------------

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  22
--------------------------------------------------------------------------------



PORTFOLIOS OF EQ ADVISORS TRUST
-------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                    OBJECTIVE                                           ADVISER
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      Alliance Capital Management L.P.,
 EQ/Aggressive Stock              Long-term growth of capital                         Massachusetts Financial Services Company
                                  Long-term growth of capital and increasing
 Alliance Common Stock            income                                              Alliance Capital Management L.P.
                                  High return by maximizing current income and,
                                  to the extent consistent with that objective,
 Alliance High Yield              capital appreciation                                Alliance Capital Management L.P.
                                  High level of current income while preserving
 Alliance Money Market            assets and maintaining liquidity                    Alliance Capital Management L.P.
 Alliance Small Cap Growth        Long-term growth of capital                         Alliance Capital Management L.P.
 EQ/Alliance Premier Growth       Long-term growth of capital                         Alliance Capital Management L.P.
 EQ/Alliance Technology           Long-term growth of capital                         Alliance Capital Management, L.P.
                                  Replicate as closely as possible (before
                                  deduction of portfolio expenses) the total
                                  return of the Standard & Poor's 500 Composite
                                  Stock
 BT Equity 500 Index              Price Index                                         Bankers Trust Company
                                  Replicate as closely as possible (before
                                  deduction of portfolio expenses) the total return
                                  of the Morgan Stanley Capital International
 BT International Equity Index    Europe, Australia, Far East Index                   Bankers Trust Company
                                  Replicate as closely as possible (before
                                  deduction of portfolio expenses) the total return
 BT Small Company Index           of the Russell 2000 Index                           Bankers Trust Company
                                  Long-term growth of capital by investing
 Capital Guardian International   primarily in non-United States equity securities    Capital Guardian Trust Company
 Capital Guardian Research        Long-term growth of capital                         Capital Guardian Trust Company
 Capital Guardian U.S. Equity     Long-term growth of capital                         Capital Guardian Trust Company
 EQ/Evergreen                     Long-term growth of capital                         Evergreen Asset Management Corp.
                                  In order of priority, reasonable income,
 EQ/Evergreen Foundation          conservation of capital, and capital appreciation   Evergreen Asset Management Corp.
                                  High total return consistent with moderate risk
 J.P. Morgan Core Bond            of capital and maintenance of liquidity             J. P. Morgan Investment Management Inc.
 Lazard Large Cap Value           Capital appreciation                                Lazard Asset Management
 Lazard Small Cap Value           Capital appreciation                                Lazard Asset Management
-------------------------------------------------------------------------------------------------------------------------------

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  23
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 PORTFOLIOS OF EQ ADVISORS TRUST (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                      OBJECTIVE                                         ADVISER
-------------------------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth
  Companies                         Long-term capital growth                          Massachusetts Financial Services Company
                                    Reasonable current income and long-term
 MFS Growth with Income             growth of capital and income                      Massachusetts Financial  Services Company
 MFS Research                       Long-term growth of capital and future income     Massachusetts Financial Services Company
 Mercury Basic Value Equity         Capital  appreciation and secondarily, income     Mercury Asset Management US
 Mercury World Strategy             High total investment return                      Mercury Asset Management US Morgan
 Stanley Emerging
  Markets Equity                    Long-term capital appreciation                    Morgan Stanley Asset Management
 EQ/Putnam Growth & Income          Capital growth, current income is a secondary
  Value                             objective                                         Putnam Investment Management, Inc.
 EQ/Putnam International Equity     Capital appreciation                              Putnam Investment Management, Inc.
                                    Long-term growth of capital and any increased
 EQ/Putnam Investors Growth         income that results from this growth              Putnam Investment Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------


 Other important information about the portfolios is included in the prospectus for EQ Advisors Trust attached at the end of this prospectus.

 FIXED MATURITY OPTIONS

 We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued in Maryland.

 -----------------------------------------------------------------------------
 Fixed maturity options range from one to ten years to maturity.
 -----------------------------------------------------------------------------


 The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a "market value adjustment" that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We will discuss the market value adjustment below and in greater detail later in this prospectus under "More information."


 On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current

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   24
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 value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."


 FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on February 15th for each of the maturity years 2001 through 2010. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

 We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

 o the fixed maturity option's maturity date is within the current calendar year; or

 o  the rate to maturity is 3% or less.


 YOUR CHOICES AT THE MATURITY DATE. We will notify you on or before December 31st of the year before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

 (a) transfer the maturity value into another available fixed maturity option or into any of the variable investment options; or

 (b)  withdraw the maturity value (there may be a withdrawal charge).

 If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the fixed maturity option that will mature next.

 MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

 (a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

 (b)  the length of time remaining until the maturity date.

 In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.


 We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix III of this prospectus provides an example of how the market value adjustment is calculated.

 ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

 The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, according to procedures that we have. We reserve the right to change these procedures.

 The account for special dollar cost averaging is available for allocation of all or a portion of your initial contribution under the special dollar cost averaging program. We will guarantee

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                                                                              25
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 to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate will be shown in your contract. The rate will never be less than 3%. See "Allocating your contributions," below for the rules and restrictions that apply to the special dollar cost averaging program.

 ALLOCATING YOUR CONTRIBUTIONS

 You may choose from among three ways to allocate your contributions under your contract: self-directed, principal assurance, or dollar cost averaging.

 SELF-DIRECTED ALLOCATION

 You may allocate your contributions to one or more, or all, of the variable investment options and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. However, the total of your allocations must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options if their maturities are five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the February 15th immediately following the date annuity payments are to begin.

 PRINCIPAL ASSURANCE ALLOCATION

 Under this allocation program you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.

 For example, if your initial contribution is $10,000, and on March 15, 2000 you chose the fixed maturity option with a maturity date of February 15, 2010, since the rate to maturity was 6.23% on March 15, 2000, we would have allocated $5,488.00 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.

 The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing a Rollover IRA, Flexible Premium IRA, QP, or Rollover TSA contract, before you select a maturity year that would extend beyond the year in which you will reach age
 70 1/2, you should consider whether your value in the variable investment options, or your other traditional IRA or TSA funds are sufficient to meet your required minimum distributions. See "Tax information."

 You may not elect principal assurance if the special dollar cost averaging program is in effect.

 DOLLAR COST AVERAGING

 We offer two dollar cost averaging programs. Each program allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses.

 -----------------------------------------------------------------------------
 Units measure your value in each variable investment option.
 -----------------------------------------------------------------------------

 SPECIAL DOLLAR COST AVERAGING PROGRAM. Under the special dollar cost averaging program, you may choose to allocate all or a portion of your initial contribution to the account for special dollar cost averaging. However, you must allocate at least $2,000 to the account for special dollar cost averaging for this program. In Pennsylvania we refer to this program as "enhanced rate dollar cost averaging."

 You may have your account value transferred to any of the variable investment options. We will transfer amounts from the account for special dollar cost averaging into the variable

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   26
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 investment options over an available time period that you select. We offer time periods of 6 or 12 months. We may also offer other time periods. Your registered representative can provide information on the time periods currently available in your state or you may contact our processing office. You may only select one time period. Each time period has a different interest rate. Once you select a time period, you may not change it. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis. We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month.


 If you choose to allocate only a portion of your initial contribution to the account for special dollar cost averaging, the remaining balance of your initial contribution will be allocated to the variable investment options or fixed maturity options according to your instructions. You may not allocate additional contributions to the account for special dollar cost averaging.

 -----------------------------------------------------------------------------
 The account for special dollar cost averaging provides guaranteed interest.
 -----------------------------------------------------------------------------


 The only amounts that should be transferred from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts, from the account for special dollar cost averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages we have on file for you. As a result, you will no longer be able to participate in the special dollar cost averaging program. You may also ask us to cancel your participation at any time.

 In the state of Oregon where the account for special dollar cost averaging is not available, we offer a special dollar cost averaging program in the Alliance Money Market option. Under this program we will not deduct the mortality and expense risks and administrative charges from assets in the Alliance Money Market option. You may not allocate amounts other than your initial contribution to this program.


 GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the Alliance Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly, or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the Alliance Money Market option have been transferred out.

 The minimum amount that we will transfer each time is $250. The maximum amount we will transfer is equal to your value in the Alliance Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

 If, on any transfer date, your value in the Alliance Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.
                   ----------------------------------------

 You may not elect dollar cost averaging or special dollar cost averaging if you are participating in the rebalancing program. See "Transferring your money among investment options." You may not elect the special dollar cost averaging program if the principal assurance program is in effect.

 YOUR BENEFIT BASE

 The benefit base is used to calculate both the guaranteed minimum income benefit and the 5% roll up to age 80 guaranteed minimum death benefit. See "Our baseBUILDER option" and "Guaranteed minimum death benefit" below. The benefit base is equal to:

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                                                                              27
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 o your initial contribution and any additional contributions to the contract; plus

 o  daily interest; less

 o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money"); less

 o a deduction for any withdrawal charge remaining when you exercise your guaranteed minimum income benefit; and less


 o a deduction for any outstanding loan plus accrued interest on the date that you exercise your guaranteed minimum income benefit (applies to Rollover TSA only).

 The effective annual interest rate credited to the benefit base is:


 o 5% for the benefit base with respect to the variable investment options (other than the Alliance Money Market option) and the account for special dollar cost averaging; and

 o 3% for the benefit base with respect to the Alliance Money Market option, the fixed maturity options and the loan reserve account.


     No interest is credited after the annuitant is age 80.

 -----------------------------------------------------------------------------
 Your benefit base is not an account value or a cash value.
 -----------------------------------------------------------------------------

ANNUITY PURCHASE FACTORS


 Annuity purchase factors are the factors applied to determine your periodic payments under the guaranteed minimum income benefit and annuity payout options. The guaranteed minimum income benefit is discussed under "Our baseBUILDER option" and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this prospectus. The guaranteed annuity purchase factors are those factors specified in your contract. The current annuity purchase factors are those factors that are in effect at any given time. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's (and any joint annuitant's) age and sex in certain instances.

OUR baseBUILDER OPTION

 The baseBUILDER option offers you a guaranteed minimum income benefit combined with the guaranteed minimum death benefit available under the contract. The baseBUILDER benefit is available if the annuitant is between the ages of 20 and 75 at the time the contract is issued. There is an additional charge for the baseBUILDER benefit which is described under "baseBUILDER benefit charge" in "Charges and expenses."

 The guaranteed minimum income benefit component of baseBUILDER is described below. Whether you elect baseBUILDER or not, the guaranteed minimum death benefit is provided under the contract. The guaranteed minimum death benefit is described under "Guaranteed minimum death benefit." baseBUILDER is currently not available in some states. Please ask your registered representative if baseBUILDER is available in your state.


 The guaranteed minimum income benefit guarantees you a minimum amount of lifetime income under our Income Manager (life annuity with a period certain) payout annuity contract. The Income Manager (life annuity with a period certain) payout annuity contract provides payments during a specified period of time (called a period certain) that will continue for the rest of the annuitant's life thereafter. If the annuitant dies before the period certain has ended, payments will continue to the beneficiary for the time remaining in the period certain.
--------------------------------------------------------------------------------

 The guaranteed minimum income benefit, which is also known as a living benefit, should be regarded as a safety net only. It provides income protection if you elect an income payout while the annuitant is alive.
--------------------------------------------------------------------------------

 When you exercise the guaranteed minimum income benefit, the annual lifetime income that you will receive under the Income Manager (life with period certain) payout annuity option will be the greater of (i) your guaranteed minimum income benefit which is calculated by applying your benefit

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 base at guaranteed annuity purchase factors, or (ii) the income provided by applying your actual account value at our then current annuity purchase factors.


 ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT.

 The table below illustrates the guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, using the guaranteed annuity purchase factors as of the date of this prospectus assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the Alliance Money Market option or the fixed maturity options.


                                  GUARANTEED MINIMUM
                             INCOME BENEFIT - ANNUAL INCOME
      CONTRACT DATE              PAYABLE FOR LIFE WITH
 ANNIVERSARY AT EXERCISE         10 YEAR PERIOD CERTAIN
 -----------------------     ------------------------------
             7                          $ 8,315
            10                          $10,341
            15                          $14,924


 When you elect to receive annual income, your contract will terminate and you will receive an Income Manager (life annuity with a period certain) annuity payout option. You will begin receiving payments one payment period after the annuity payout option is issued. Your period certain will be based on the annuitant's age at the time the benefit is exercised, as follows:


            LEVEL PAYMENTS*
----------------------------------------
                       PERIOD CERTAIN
                           YEARS
                    --------------------
   ANNUITANT'S
 AGE AT EXERCISE       IRAS        NQ
-----------------   ----------   -------
  60 to 75              10         10
  76                     9         10
  77                     8         10
  78                     7         10
  79                     7         10
  80                     7         10
  81                     7          9
  82                     7          8
  83                     7          7


 * Other forms and periods certain may also be available. For Rollover IRA and Flexible Premium IRA contracts, please see "Required minimum distributions" under "Individual retirement arrangements" in "Tax information," as to how this option may be affected if exercised after age 70 1/2.


 Before you elect baseBUILDER, you should consider the fact that the guaranteed minimum income benefit provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors . We will make this comparison for you when the need arises.

 You should also consider that the guaranteed annuity purchase factors we use to determine your Income Manager benefit under baseBUILDER are more conservative than the guaranteed annuity purchase factors we use for the Income Manager payout annuity option. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the baseBUILDER Income Manager will be smaller than each periodic payment under the Income Manager payout annuity option.


 The Income Manager (life annuity with a period certain) payout annuity contracts are offered through our prospectus for the Income Manager payout annuities. You may obtain a copy of the most current version from your registered representative. You should read it carefully before you decide to exercise your guaranteed minimum income benefit.


 SUCCESSOR ANNUITANT/CONTRACT OWNER. If the successor annuitant/contract owner (discussed under "More information" later in this prospectus) elects to continue the contract after your death, the guaranteed minimum income benefit will continue to be available on the contract date anniversaries specified above based on the contract date. However, the guaranteed minimum income benefit must be exercised based on the age of the successor annuitant/ contract owner.

 EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to

                                                                      ----------
                                                                              29
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 exercise the guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract anniversary. You may notify us within 30 days following the contract date anniversary if you want to exercise the guaranteed minimum income benefit. You must return your contract to us in order to exercise this benefit. The amount of income you actually receive will be determined when we receive your request to exercise the benefit. You will begin receiving payments one payment period after the annuity payout contract is issued.

 You (or the successor annuitant/owner, if applicable) will be eligible to exercise the guaranteed minimum income benefit as follows:

 o If the annuitant was at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

 o If the annuitant was at least age 45 and no older than age 53 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary after the annuitant is age 60.

 o If the annuitant was at least age 54 and no older than age 75 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 7th contract date anniversary.

 Please note:

 (i) the latest date you may exercise the guaranteed minimum income benefit is the contract date anniversary following the annuitant's 83rd birthday;

 (ii) if the annuitant was older than age 63 at the time an IRA, QP or Rollover TSA contract was issued, the baseBUILDER may not be an appropriate feature because the minimum distributions required by tax law must begin before the guaranteed minimum income benefit can be exercised; and

 (iii) for QP and Rollover TSA contracts, if you are eligible to exercise your guaranteed minimum income benefit, we will first roll over amounts in such contract to a Rollover IRA contract. You will be the owner of the Rollover IRA contract.


 GUARANTEED MINIMUM DEATH BENEFIT

 A guaranteed minimum death benefit is provided as part of the baseBUILDER benefit. A guaranteed minimum death benefit is also provided under your contract even if you do not elect baseBUILDER. In this case, the baseBUILDER benefit charge does not apply.

 GUARANTEED MINIMUM DEATH BENEFIT APPLICABLE FOR ANNUITANT AGES 0 THROUGH 79 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 79 AT ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS; 20 THROUGH 70 AT ISSUE OF FLEXIBLE PREMIUM IRA CONTRACTS; AND 20 THROUGH 75 AT ISSUE OF QP CONTRACTS.

 You must elect either the "5% roll up to age 80" or the "annual ratchet to age 80" guaranteed minimum death benefit when you apply for a contract. Once you have made your election, you may not change it.

 5% ROLL UP TO AGE 80. This guaranteed minimum death benefit is equal to the benefit base described earlier in "Your benefit base." This guaranteed minimum death benefit is not available in New York.

 ANNUAL RATCHET TO AGE 80. On the contract date, your guaranteed minimum death benefit equals your initial contribution. Then, on each contract date anniversary, we will determine your guaranteed minimum death benefit by comparing your current guaranteed minimum death benefit to your account value on that contract date anniversary. If your account value is higher than your guaranteed minimum death benefit, we will increase your guaranteed minimum death benefit to equal your account value. On the other hand, if your account value on the contract date anniversary

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   30
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 is less than your guaranteed minimum death benefit, we will not adjust your guaranteed minimum death benefit either up or down. If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your guaranteed minimum death benefit on the date you take the withdrawal.

 Guaranteed minimum death benefit applicable for annuitant ages 80 through 83 at issue.


 On the contract date, your guaranteed minimum death benefit equals your initial contribution. Thereafter, it will be increased by the dollar amount of any additional contributions. We will adjust your guaranteed minimum death benefit if you take any withdrawals.
                   ----------------------------------------

 Please see "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money" for information on how withdrawals affect your guaranteed minimum death benefit. For contracts issued in New York, the guaranteed minimum death benefit at the annuitant's death will never be less than your value in the variable investment options, plus the sum of the fixed maturity amounts in each fixed maturity option.


 See Appendix IV for an example of how we calculate the guaranteed minimum death benefit.

 YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


 If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer.

 Generally, your refund will equal your account value under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any positive or negative market value adjustments in the fixed maturity options, and (iii) any guaranteed interest in the account for special dollar cost averaging, through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i), (ii) or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.


 We may require that you wait six months before you may apply for a contract with us again if:

 o  you cancel your contract during the free look period; or

 o you change your mind before you receive your contract whether we have received your contribution or not.

 Please see "Tax information" for possible consequences of cancelling your contract.


 In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your registered representative, can provide you with the cancellation instructions.

2
DETERMINING YOUR CONTRACT'S VALUE


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 YOUR ACCOUNT VALUE AND CASH VALUE

 Your "account value" is the total of the: (i) values you have in the variable investment options; (ii) market adjusted amounts in the fixed maturity options; and (iii) value in the account for special dollar cost averaging; and (iv) value you have in the loan reserve account (applies for Rollover TSA Contracts only). These amounts are subject to certain fees and charges discussed under "Charges and expenses."

 Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge (applicable for Flexible Premium IRA and Flexible Premium Roth IRA contracts only); (ii) and less any withdrawal charges; and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA accounts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money."


 YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

 Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.


 The unit value for each variable investment option depends on the investment performance of that option, minus daily charges for mortality and expense risks and administrative expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

 (i)   increased to reflect additional contributions;

 (ii) decreased to reflect a withdrawal (plus applicable withdrawal charges);

 (iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

 (iv) decreased to reflect a transfer of your loan amount to the loan reserve account under a Rollover TSA contract.

 In addition, when we deduct the baseBUILDER benefit charge the number of units credited to your contract will be reduced. Your units are also reduced under Flexible Premium IRA and Flexible Premium Roth IRA contracts when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.



 YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

 Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.


 YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

 Your value in the account for special dollar cost averaging at any time will equal your initial contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

3
TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

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 TRANSFERRING YOUR ACCOUNT VALUE

 At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

 o You may not transfer any amount to the account for special dollar cost averaging.

 o You may not transfer to a fixed maturity option that matures in the current calendar year, or that has a rate to maturity of 3%.

 o If the annuitant is 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. Also, the maturity dates may be no later than the February 15th immediately following the date annuity payments are to begin.

 o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.


 You may request a transfer in writing or by telephone using TOPS. (We anticipate that transfers will be available by using EQAccess by the end of
 2000). You must send in all written transfer requests directly to our processing office. Transfer requests should specify:


 (1) the contract number,

 (2) the dollar amounts or percentages of your current account value to be transferred, and


 (3) the investment options to and from which you are transferring.

 We will confirm all transfers in writing.




 MARKET TIMING

 You should note that the product is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying mutual fund portfolio. Market timing strategies are disruptive to the underlying mutual fund portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options reflect a market timing strategy, we reserve the right to take action including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.


REBALANCING YOUR ACCOUNT VALUE

 We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:


 (a) the percentage you want invested in each variable investment option (whole percentages only), and


 (b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis. Rebalancing will occur on the same day of the month as the contract date).


 While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.
 ------------------------------------------------------------------------------
 Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your registered representative or other financial adviser before electing the program.
 -------------------------------------------------------------------------------


 You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested; the rebalancing program will remain in effect unless you request that it be cancelled in writing.

 You may not elect the rebalancing program if you are participating in the dollar cost averaging or special dollar cost averaging program. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

4
ACCESSING YOUR MONEY

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 WITHDRAWING YOUR ACCOUNT VALUE

 You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of withdrawals, see "Tax information."




                                         METHOD OF WITHDRAWAL
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                                                     SUBSTANTIALLY        MINIMUM
 CONTRACT             LUMP SUM      SYSTEMATIC          EQUAL          DISTRIBUTION
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 NQ                    Yes             Yes             No                  No
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 Rollover IRA          Yes             Yes             Yes                 Yes
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 Flexible
   Premium IRA         Yes             Yes             Yes                 Yes
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Roth Conversion
   IRA                 Yes             Yes             Yes                 No
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Flexible
   Premium
   Roth IRA            Yes             Yes             Yes                 No
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QP                     Yes             No              No                  Yes
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 Rollover TSA*         Yes             No              No                  Yes
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 * For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax information - Tax Sheltered Annuity contracts (TSAs)."


 LUMP SUM WITHDRAWALS
 (All contracts)


 You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions.) The minimum amount you may withdraw is $300. If you request to withdraw more than 90% of a contract's current cash value we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below.

 Lump sum withdrawals in excess of the 15% free withdrawal amount (see "15% free withdrawal amount" in "Charges and expenses") may be subject to a withdrawal charge. Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.


 SYSTEMATIC WITHDRAWALS
 (NQ and all IRA contracts)

 You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

 You may take systematic withdrawals on a monthly, quarterly, or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 1.2% monthly, 3.6% quarterly, and 15.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

 We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.


 You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.


 You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

 Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a lump sum withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 15% free withdrawal amount.


 SUBSTANTIALLY EQUAL WITHDRAWALS
 (All IRA contracts)

 The substantially equal withdrawals option allows you to receive distributions from your account value without

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 triggering the 10% additional federal tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information." Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until after the later of age 59 1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on those withdrawals.

 You may elect to take substantially equal withdrawals at any time before age
 59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals. The payments will be made monthly, quarterly, or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

 You may not elect substantially equal withdrawals if you have balances in the account for special dollar cost averaging.

 Substantially equal withdrawals are not subject to a withdrawal charge.


 MINIMUM DISTRIBUTION WITHDRAWALS

 (Rollover IRA, Flexible Premium IRA, QP, and Rollover TSA contracts only - See "Tax information")

 We offer the minimum distribution withdrawal option to help you meet lifetime required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2. The minimum amount we will pay out is $250. You may elect the method you want us to use to calculate your minimum distribution withdrawals from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.

 We do not impose a withdrawal charge on minimum distribution withdrawals except if when added to a lump sum withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 15% free withdrawal amount.

 We will calculate your annual payment based on your account value at the end of the prior calendar year based on the method you choose.

 Under Rollover TSA contracts, you may not elect minimum distribution withdrawals if a loan is outstanding.
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 For Rollover IRA, Flexible Premium IRA, QP, and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 701/2 (if you have not begun your annuity payments before that time).

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 HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE


 Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first and then from the account for special dollar cost averaging. A market value adjustment may apply to withdrawals from the fixed maturity options.


 HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

 Withdrawals will reduce your guaranteed benefits on either a dollar-for-dollar basis or on a pro rata basis as explained below:

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 INCOME BENEFIT AND DEATH BENEFIT

 5% roll up to age 80 - If you elect the 5% roll up to age 80 guaranteed minimum death benefit, your benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your benefit base on a pro rata basis.

 The timing of your withdrawals and whether they exceed the 5% threshold described above can have a significant impact on your guaranteed minimum income benefit or guaranteed minimum death benefit.

 Annual ratchet to age 80 - If you elect the annual ratchet to age 80 guaranteed minimum death benefit, each withdrawal will always reduce your benefit base and current guaranteed minimum death benefit on a pro rata basis.

 Annuitant issue ages 80 through 83 - If your contract was issued when the annuitant was between ages 80 and 83, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.

 Reduction on a dollar-for-dollar basis means that your current benefit will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your guaranteed minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x.40) and your new guaranteed minimum death benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

 LOANS UNDER ROLLOVER TSA CONTRACTS

 You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are taking minimum distribution withdrawals.

 You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" for general rules applicable to loans.

 We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

 (1)   the date annuity payments begin,

 (2)   the date the contract terminates, and

 (3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

 Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

 LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the

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 variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the loan will be subtracted from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

 We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.

 SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

 You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.


 You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information."


 WHEN TO EXPECT PAYMENTS

 Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

 (1)   the New York Stock Exchange is closed or restricts trading,

 (2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

 (3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.


 We can defer payment of any portion of your value in the fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.


 All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.



 YOUR ANNUITY PAYOUT OPTIONS

 Equitable Accumulator offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing and others enable you to receive variable annuity payments.

 You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue. In addition, if you are exercising your guaranteed minimum income benefit under baseBUILDER, your choice of payout options are those that are available under the baseBUILDER (see "Our baseBUILDER option").

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 Fixed annuity payout options     Life annuity
                                  Life annuity with period
                                   certain
                                  Life annuity with refund
                                     certain
                                  Period certain annuity
 Variable Immediate Annuity       Life annuity (not available
   payout options                  in New York)
                                  Life annuity with period
                                     certain
 Income Manager payout            Life annuity with period
   options                         certain
                                  Period certain annuity


 o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

 o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

 o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

 o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

 The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your registered representative can provide details.

 FIXED ANNUITY PAYOUT OPTION

 With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

 VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

 Variable Immediate Annuities are described in a separate prospectus that is available from your registered representative. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

 Variable annuities may be funded through your choice of variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

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 INCOME MANAGER PAYOUT OPTIONS

 The Income Manager payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager payout annuity contract. You may request an illustration of the Income Manager payout annuity contract from your registered representative. Income Manager payout options are described in a separate prospectus that is available from your registered representative. Before you select an Income Manager payout option, you should read the prospectus which contains important information that you should know.

 Both Income Manager payout options provide guaranteed level payments (NQ and IRA contracts). The Income Manager (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect a period certain Income Manager payout option unless withdrawal charges are no longer in effect under your Equitable Accumulator.

 For QP and Rollover TSA contracts, if you want to elect an Income Manager payout option, we will first roll over amounts in such contract to a Rollover IRA contract. You will be the owner of the Rollover IRA contract.

 You may choose to apply only part of the account value of your Equitable Accumulator contract to an Income Manager payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Equitable Accumulator and we will deduct any applicable withdrawal charge. For the tax consequences of withdrawals, see "Tax information."

 Depending upon your circumstances, the purchase of an Income Manager contract may be done on a tax-free basis. Please consult your tax adviser.


 THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

 The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges or market value adjustments.

 If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.

 For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

 For the fixed annuity payout option, the withdrawal charge applicable under your Equitable Accumulator is imposed if you select a period certain. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

 For the Income Manager payout options no withdrawal charge is imposed under the Equitable Accumulator. If the withdrawal charge that otherwise would have been applied to your account value under your Equitable Accumulator is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager will apply. For this purpose, the year in which your account value is applied to the payout option will be "contract year 1."



 SELECTING AN ANNUITY PAYOUT OPTION


 When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin unless you are applying only some of your account value to an Income Manager Contract. The contract owner and annuitant must meet the issue age and payment requirements.

 You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Equitable Accumulator contract date. Except with respect to the Income Manager annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the

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 28th day of any month. Also, that date may not be later than the contract date anniversary that follows the annuitant's 90th birthday. This may be different in some states.


 Before the last day by which your annuity payments must begin, we will notify you by letter. Once you have selected an annuity payout option and payments have begun, no change can be made other than (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager annuity payout option is chosen.

 The amount of the annuity payments will depend on the amount applied to purchase the annuity and applicable annuity purchase factors discussed earlier.

 In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

 If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

5
CHARGES AND EXPENSES

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 CHARGES THAT EQUITABLE LIFE DEDUCTS

 We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

 o  A mortality and expense risks charge

 o  An administrative charge

 We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

 o On each contract date anniversary - an annual administrative charge, if applicable (Flexible Premium IRA and Flexible Premium Roth IRA contracts only).

 o At the time you make certain withdrawals or surrender your contract - a withdrawal charge.

 o If you elect the optional benefit - a charge for the optional baseBUILDER benefit.

 o At the time annuity payments are to begin - charges designed to approximate certain taxes that may imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

 More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

 To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your registered representative for more information.

 MORTALITY AND EXPENSE RISKS CHARGE

 We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the guaranteed minimum death benefit. The daily charge is equivalent to an annual rate of 1.10% of the net assets in each variable investment option.

 The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

 ADMINISTRATIVE CHARGE

 We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option. We reserve the right under the contracts to increase this charge to an annual rate of 0.35%.

 ANNUAL ADMINISTRATIVE CHARGE (FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY)

 Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, we deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $25,000. If your account value on such date is $25,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

 We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. If you

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 surrender your contract during the contract year we will deduct a pro rata portion of the charge.


 WITHDRAWAL CHARGE

 A withdrawal charge applies in two circumstances:
 (1) if you make one or more withdrawals during a contract year that, in total, exceed the 15% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value.

 The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:


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                                    CONTRACT YEAR
--------------------------------------------------------------------------------
                   1       2       3         4       5       6       7       8+
--------------------------------------------------------------------------------
 Percentage of
   contribution    7%      6%      5%        4%      3%      2%      1%      0%
--------------------------------------------------------------------------------

 For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information."

 In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to the same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

 The withdrawal charge does not apply in the circumstances described below.

 15% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 15% of your account value without paying a withdrawal charge. The 15% free withdrawal amount is determined using your account value on the most recent contract date anniversary, minus any other withdrawals made during the contract year. The 15% free withdrawal amount does not apply if you surrender your contract.

 Note the following special rule for NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value, less contributions that have not been withdrawn (earnings in the contract), and (2) the 15% free withdrawal amount defined above.

 DISABILITY, TERMINAL ILLNESS OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

 o The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

 o We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

 o The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

    - its main function is to provide skilled, intermediate, or custodial nursing care;

    - it provides continuous room and board to three or more persons;

    - it is supervised by a registered nurse or licensed practical nurse;

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    - it keeps daily medical records of each patient;

    - it controls and records all medications dispensed; and

    - its primary service is other than to provide housing for residents.

 We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the disability is caused by a preexisting condition or a condition that began within 12 months of the contract date. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your registered representative can provide more information or you may contact our processing office.


 baseBUILDER BENEFIT CHARGE

 If you elect the baseBUILDER we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after which the annuitant reaches age 83, whichever occurs first. The charge is equal to 0.30% of the benefit base in effect on the contract date anniversary.


 We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.


 CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

 We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

 VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

 We deduct a fee of up to $350 from the amount to be applied to the Variable Immediate Annuity payout option.


 CHARGES THAT EQ ADVISORS TRUST DEDUCTS

 EQ Advisors Trust deducts charges for the following types of fees and expenses:

 o Management fees ranging from 0.25% to 1.15%.

 o 12b-1 fees of 0.25%.

 o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

 o Investment-related expenses, such as brokerage commissions.

 These charges are reflected in the daily share price of each portfolio. Since shares of EQ Advisors Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectus for EQ Advisors Trust following this prospectus.

 GROUP OR SPONSORED ARRANGEMENTS

 For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the guaranteed minimum income benefit and the guaranteed minimum death benefit, or offer variable investment options that invest in shares of EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

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 Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

 We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

 We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

 Group or sponsored arrangements may be governed by federal income tax rules, ERISA, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


 OTHER DISTRIBUTION ARRANGEMENTS

 We may reduce or eliminate charges when sales are made in a manner that result in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

6
PAYMENT OF DEATH BENEFIT

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

 You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee.

 The death benefit is equal to your account value, or, if greater, the guaranteed minimum death benefit. The guaranteed minimum death benefit is part of your contract, whether you select the baseBUILDER benefit or not. We determine the amount of the death benefit (other than the guaranteed minimum death benefit) as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment. We determine the amount of the guaranteed minimum death benefit as of the date of the annuitant's death. Under Rollover TSA contracts we will deduct the amount of any outstanding loan plus accrued interest from the amount of the death benefit.


 EFFECT OF THE ANNUITANT'S DEATH

 If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

 Generally, the death of the annuitant terminates the contract. However, a beneficiary spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant. A successor owner/annuitant, can only be named under NQ and IRA contracts.

 For IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.


 WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

 Under certain conditions the owner changes after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

 Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

 o The cash value of the contract must be fully paid to the successor owner (new owner) by December 31st of the fifth calendar year after your death (or in a joint ownership situation, the death of the first owner to die).

 o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value on December 31st of the fifth calendar year following the year of your death (or the death of the first owner to die).

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 o If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

 HOW DEATH BENEFIT PAYMENT IS MADE

 We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.


 SUCCESSOR OWNER AND ANNUITANT

 If you are both the contract owner and the annuitant, and your spouse is the sole beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.

 If your surviving spouse decides to continue the contract, then on the contract date anniversary following your death, we will increase the account value to equal your current guaranteed minimum death benefit, if it is higher than the account value. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to this amount. Withdrawal charges will apply if you make additional contributions. These additional contributions will be withdrawn only after all other amounts have been withdrawn. In determining whether the guaranteed minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the contract date anniversary).

 BENEFICIARY CONTINUATION OPTION

 Upon your death under an IRA contract, a beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of receiving the death benefit in a single sum. In order to elect this option, the beneficiary must be an individual. Certain trusts with only individual beneficiaries will be treated as individuals. This election must be made within 60 days following the date we receive proof of your death. We will increase the account value to equal the death benefit if the death benefit is greater than the account value. Except as noted in the next sentence, the beneficiary continuation option will be available on or after May 1, 2000 depending on when we receive regulatory clearance in your state. For Rollover IRA and Flexible Premium IRA contracts, a similar beneficiary continuation option will be available until the beneficiary continuation option described in this prospectus is available. Please contact our processing office for further information.

 Under the beneficiary continuation option:

 o The contract continues in your name for the benefit of your beneficiary.

 o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

 o The guaranteed minimum income benefit and the death benefit (including the guaranteed minimum death benefit) provisions will no longer be in effect.

 o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply. Any partial withdrawal must be at least $300.

 o Upon the death of the beneficiary, any remaining death benefit will be paid in a lump sum to the person the beneficiary chooses.

 For Traditional IRA contracts only, if you die AFTER the "Required Beginning Date" for required minimum distributions (see "Tax information"), the contract will continue if:

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 (a) You were receiving minimum distribution withdrawals from this contract; and

 (b) The pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.

 The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available. You should contact our processing office for further information.

 For all of the above contracts, if you die BEFORE the Required Beginning Date (and, for a traditional IRA, therefore you were not taking minimum distribution withdrawals under the contract) the beneficiary may choose one of the following two beneficiary continuation options:

 1. Payments over life expectancy period. The beneficiary can receive annual minimum distributions based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. These minimum distributions must begin by December 31st of the calendar year following the year of your death. In some situations, a spouse beneficiary who elects to continue the contract in your name under the beneficiary continuation option instead of electing successor owner/annuitant status may also choose to delay beginning the minimum distributions until the December 31st of the calendar year in which you would have turned age 70 1/2.

 2. Five Year Rule. The beneficiary can take withdrawals as desired. If the beneficiary does not withdraw the entire account value by the December 31st of the fifth calendar year following your death, we will pay any amounts remaining under the contract to the beneficiary by that date. If you have more than one beneficiary, and one of them elects this option, then all of your beneficiaries will receive this option.

7
TAX INFORMATION

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 OVERVIEW

 In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Equitable Accumulator contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Rollover IRA, Flexible Premium IRA, Roth Conversion IRA, Flexible Premium Roth IRA, QP, or Rollover TSA. Therefore, we discuss the tax aspects of each type of contract separately.

 Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

 We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

 If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA, QP, and Rollover
 TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.

 TRANSFERS AMONG INVESTMENT OPTIONS

 You can make transfers among investment options inside the contract without triggering taxable income.

 TAXATION OF NONQUALIFIED ANNUITIES


 CONTRIBUTIONS

 You may not deduct the amount of your contributions to a nonqualified annuity contract.


 CONTRACT EARNINGS

 Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

 o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

 o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

 o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

 o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

 All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


 ANNUITY PAYMENTS

 Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

 For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount

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 of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.


 Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


 PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

 If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.

 CONTRACTS PURCHASED THROUGH EXCHANGES

 You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

 o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

 o the owner and the annuitant are the same under the source contract and the Equitable Accumulator NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

 The tax basis of the source contract carries over to the Equitable Accumulator NQ contract.


 A recent case permitted an owner to direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.


 SURRENDERS

 If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

 DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

 For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

 EARLY DISTRIBUTION PENALTY TAX

 If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

 o  on or after your death; or

 o  because you are disabled (special federal income tax definition); or

 o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.



 OTHER INFORMATION

 The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular portfolios within a separate account may cause you, rather than the insurance company, to be treated as the owner of the portfolio shares attributable to your nonqualified annuity contract. In that case, income and gains attributable to such portfolio shares would be included in your gross income for federal income tax purposes. Under current rules, however, we believe that

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 Equitable Life, and not the owner of a nonqualified annuity contract, would be considered the owner of the portfolio shares.



 SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

 Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.


 INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

 GENERAL

 "IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

 There are two basic types of IRAs, as follows:

 o Traditional IRAs, typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans; and

 o Roth IRAs, first available in 1998, funded on an after-tax basis.

 Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.


 You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (http://www.irs.gov).


 Equitable Life designs its traditional IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. The traditional IRAs we offer are the Rollover IRA and Flexible Premium IRA. The versions of the Roth IRA available are the Roth Conversion IRA and Flexible Premium Roth IRA. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.


 The Equitable Accumulator IRA contract has been approved by the IRS as to form for use as a traditional IRA. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable Accumulator IRA contract. Although we do not have IRS approval as to form, we believe that the version of the Roth IRA currently offered complies with the requirements of the Internal Revenue Code.

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 CANCELLATION


 You can cancel an Equitable Accumulator IRA contract by following the directions under "Your right to cancel within a certain number of days" in "Contract features and benefits" earlier in the prospectus. You can cancel an Equitable Accumulator Roth Conversion IRA contract issued as a result of a full conversion of an Equitable Accumulator Rollover IRA or Flexible Premium IRA contract by following the instructions in the request for full conversion form. The form is available from our processing office or your registered representative. If you cancel an IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


 TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)


 CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

 o  regular contributions out of earned income or compensation; or

 o  tax-free "rollover" contributions; or


 o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


 REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

 LIMITS ON CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

 SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

 DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

 IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your traditional IRAs for each tax year up to $2,000 or, if less, your earned income.

 IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income (AGI) is BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your traditional IRAs. For each tax year, your fully deductible contribution can be up to $2,000 or, if less, your earned income.

 IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls within a PHASE-OUT range, you can make PARTIALLY DEDUCTIBLE CONTRIBUTIONS to your traditional IRAs.

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 IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your regular contributions to your traditional IRAs.

 If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $31,000 and $42,000 in 2000. This range will increase every year until 2005 when the range is $50,000-$60,000.

 If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $51,000 and $61,000 in 1999. This range will increase every year until 2007 when the range is $80,000-$100,000.

 Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.

 To determine the deductible amount of the contribution in 2000, you determine AGI and subtract $32,000 if you are single, or $52,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:


 ($10,000-excess AGI)   times     $2,000 (or earned     Equals     the adjusted
----------------------
   divided by $10,000     x        income, if less)        =       deductible
                                                                   contribution
                                                                   limit

 NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

 If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

 WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year.


 ROLLOVERS AND TRANSFERS

 Rollover contributions may be made to a traditional IRA from these sources:

 o  qualified plans;

 o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts); and

 o  other traditional IRAs.

 Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

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 ROLLOVERS FROM QUALIFIED PLANS OR TSAS

 There are two ways to do rollovers:

 o  Do it yourself
    You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

 o  Direct rollover
    You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

 All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

 o  only after-tax contributions you made to the plan; or

 o "required minimum distributions" after age 70 1/2 or separation from service; or

 o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

 o  a hardship withdrawal; or

 o substantially equal periodic payments made for a specified period of 10 years or more; or

 o  corrective distributions that fit specified technical tax rules; or

 o  loans that are treated as distributions; or

 o  a death benefit payment to a beneficiary who is not your surviving spouse;
    or

 o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

 ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

 You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

 The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


 EXCESS CONTRIBUTIONS

 Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

 o  regular contributions of more than $2,000; or

 o regular contributions of more than earned income for the year, if that amount is under $2,000; or

 o  regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

 o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

 You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution

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 penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

 Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

 (1) the rollover was from a qualified retirement plan to a traditional IRA;

 (2) the excess contribution was due to incorrect information that the plan provided; and

 (3) you took no tax deduction for the excess contribution.


 RECHARACTERIZATIONS

 Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.


 WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS


 NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

 TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

 If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.


 In addition, a distribution is not taxable if:

 o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

 o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or

 o in certain limited circumstances, where the traditional IRA acts as a "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit traditional IRA treatment:

   o the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan; and

   o the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

 Similar rules apply in the case of a TSA.

 However, you may lose conduit treatment if you make an eligible rollover distribution contribution to a traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date. The Rollover IRA contract can be used as a conduit IRA if amounts are not commingled.

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 Distributions from a traditional IRA are not eligible for favorable, ten-year averaging and long-term capital gain treatment available to certain distributions from qualified plans.


 REQUIRED MINIMUM DISTRIBUTIONS

 LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs beginning at age 70 1/2.

 WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age
 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April
 1). Distributions must start no later than your Required Beginning Date, which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year - the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

 HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions - "account-based" or "annuity-based."

 Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

 You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

 You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate exercising your guaranteed minimum income benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

 Annuity-based method. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

 DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

 WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because

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 the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

 WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

 WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR?

 Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age
 70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

 WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your Required Beginning Date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

 If you die before your Required Beginning Date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.

 SUCCESSOR ANNUITANT AND OWNER

 If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.

 PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

 IRA death benefits are taxed the same as IRA distributions.

 BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

 You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.

 EARLY DISTRIBUTION PENALTY TAX

 A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

 o  on or after your death; or

 o  because you are disabled (special federal income tax definition); or

 o used to pay certain extraordinary medical expenses (special federal income tax definition); or

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 o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

 o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

 o used to pay certain higher education expenses (special federal income tax definition); or

 o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

 To meet this last exception, you could elect to apply your contract value to an Income Manager (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments under a method we select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although substantially equal withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" above. Once substantially equal withdrawals or Income Manager annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager payments for purposes of determining whether the penalty applies.


 ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

 This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

 The Equitable Accumulator Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.

 CONTRIBUTIONS TO ROTH IRAS

 Individuals may make four different types of contributions to a Roth IRA:

 o  regular after-tax contributions out of earnings; or

 o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

 o  tax-free rollover contributions from other Roth IRAs; or

 o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

 Regular after-tax, direct transfer, and rollover contributions may be made to a Flexible Premium Roth IRA contract. We only permit direct transfer and rollover contributions under the Roth Conversion IRA contract. See "Rollovers and direct transfers" below. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

 REGULAR CONTRIBUTIONS TO ROTH IRAS

 LIMITS ON REGULAR CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under traditional IRAs.

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 With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions for any year that:

 o your federal income tax filing status is "married filing jointly" and your adjusted gross income is over $160,000; or

 o your federal income tax filing status is "single" and your adjusted gross income is over $110,000.

 However, you can make regular Roth IRA contributions in reduced amounts when:

 o your federal income tax filing status is "married filing jointly" and your adjusted gross income is between $150,000 and $160,000; or

 o your federal income tax filing status is "single" and your adjusted gross income is between $95,000 and $110,000.

 If you are married and filing separately and your adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.

 WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

 DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

 ROLLOVERS AND DIRECT TRANSFERS

 WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

 o  another Roth IRA ("tax-free rollover contribution"); or

 o another traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable conversion rollover ("conversion contribution").

 You may not make contributions to a Roth IRA from a qualified plan under
 Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

 The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth
 IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

 You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

 The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


 CONVERSION CONTRIBUTIONS TO ROTH IRAS

 In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a

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 rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA - whether or not it is the traditional IRA you are converting - a pro rata portion of the distribution is tax free.

 There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

 You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. For this purpose, your adjusted gross income is computed without the gross income stemming from the traditional IRA conversion. You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

 Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age
 70 1/2.

 WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

 NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

 DISTRIBUTIONS FROM ROTH IRAS

 Distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also distributions.

 The following distributions from Roth IRAs are free of income tax:

 o  Rollover from a Roth IRA to another Roth IRA;

 o  Direct transfer from a Roth IRA to another Roth IRA;

 o  Qualified distributions from a Roth IRA; and

 o  Return of excess contributions or amounts recharacterized to a traditional
    IRA.

 QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

 o  you reach age 59 1/2; or

 o  you die; or

 o  you become disabled (special federal income tax definition); or

 o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

 You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable- year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.

 NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

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 You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

 Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

 REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

 Same as traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.

 PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

 Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

 BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

 Same as traditional IRA.

 EXCESS CONTRIBUTIONS

 Generally the same as traditional IRA.

 Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

 You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

 EARLY DISTRIBUTION PENALTY TAX

 Same as traditional IRA.

 For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.

 SPECIAL RULES FOR NONQUALIFIED CONTRACTS IN QUALIFIED PLANS

 Under QP contracts your plan administrator or trustee notifies you as to tax consequences. See Appendix II.

 TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

 GENERAL

 This section of the prospectus covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

 CONTRIBUTIONS TO TSAS

 There are two ways you can make contributions to this Equitable Accumulator Rollover TSA contract:

 o a rollover from another TSA contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code, or

 o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24.

 With appropriate written documentation satisfactory to us, we will accept rollover contributions from "conduit IRAs" for TSA funds.

 If you make a direct transfer, you must fill out our transfer form.

 EMPLOYER-REMITTED CONTRIBUTIONS. The Equitable Accumulator Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

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 Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

 ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS. You may make rollover contributions to your Equitable Accumulator Rollover TSA contract from TSAs under Section 403(b) of the Internal Revenue Code. Generally, you may make a rollover contribution to a TSA when you have a distributable event from an existing TSA as a result of your:

 o  termination of employment with the employer who provided the TSA funds; or

 o  reaching age 59 1/2 even if you are still employed; or

 o  disability (special federal income tax definition).

 A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

 o you give us acceptable written documentation as to the source of the funds, and

 o the Equitable Accumulator contract receiving the funds has provisions at least as restrictive as the source contract.

 Before you transfer funds to an Equitable Accumulator Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

 Your contribution to the Equitable Accumulator Rollover TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

 o  you are or will be at least age 70 1/2 in the current calendar year, and

 o you have separated from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Equitable Accumulator Rollover TSA.

 This rule applies regardless of whether the source of funds is a:

 o  rollover by check of the proceeds from another TSA; or

 o  direct rollover from another TSA; or

 o  direct transfer under Revenue Ruling 90-24 from another TSA.

 Further, you must use the same elections regarding recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you have already begun to receive required minimum distributions from or with respect to the TSA from which you are making your contribution to the Equitable Accumulator Rollover TSA. You must also elect or have elected a minimum distribution calculation method requiring recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you elect an annuity payout for the funds in this contract subsequent to this year.


 DISTRIBUTIONS FROM TSAS

 GENERAL. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

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 WITHDRAWAL RESTRICTIONS. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:

 o you are separated from service with the employer who provided the funds to purchase the TSA you are transferring to the Equitable Accumulator Rollover TSA;

 o  you reach age 59 1/2; or

 o  you die; or

 o  you become disabled (special federal income tax definition); or

 o  you take a hardship withdrawal (special federal income tax definition).

 If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988 account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA contract.

 THIS PARAGRAPH APPLIES ONLY TO PARTICIPANTS IN A TEXAS OPTIONAL RETIREMENT PROGRAM. Texas Law permits withdrawals only after one of the following distributable events occur:

 (1) the requirements for minimum distribution (discussed under "Required minimum distributions" below) are met; or

 (2) death; or

 (3) retirement; or

 (4) termination of employment in all Texas public institutions of higher education.

 For you to make a withdrawal, we must receive a properly completed written acknowledgement from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contribution. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

 TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

 If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we do not track your investment in the contract, if any, it is your responsibility to determine how much of the distribution is taxable.

 DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.

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 ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

 PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

 Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA.

 LOANS FROM TSAS

 You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

 Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Under Proposed Treasury Regulations the entire unpaid balance of the loan is includable in income in the year of the default.

 TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

 o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of

  (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits and

  (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.

 o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Equitable Accumulator Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

 o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.

 The amount borrowed and not repaid may be treated as a distribution if:

 o  the loan does not qualify under the conditions above;

 o  the participant fails to repay the interest or principal when due; or

 o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

 In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

 TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS

 You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan, either directly or

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 within 60 days of your receiving the distribution. To the extent rolled over, a distribution remains tax-deferred.

 You may roll over a distribution from a TSA to another TSA or to a traditional IRA. A spousal beneficiary may roll over death benefits only to a traditional IRA.

 The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals, and required minimum distributions under federal income tax rules.

 Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

 REQUIRED MINIMUM DISTRIBUTIONS

 Generally the same as traditional IRA with these differences:

 WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

 o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

 o TSA plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age
    70 1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Equitable Accumulator Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986 account balance that is being transferred to the Equitable Accumulator Rollover TSA on the form used to establish the TSA, you do not qualify.

 SPOUSAL CONSENT RULES

 This will only apply to you if you establish your Equitable Accumulator Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals, or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

 If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

 EARLY DISTRIBUTION PENALTY TAX

 A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. No penalty tax applies to pre-age 59 1/2 distributions made:

 o  on or after your death; or

 o  because you are disabled (special federal income tax definition); or

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 o to pay for certain extraordinary medical expenses (special federal income tax definition); or

 o  if you are separated from service, any form of payout after you are age 55;
    or

 o only if you are separated from service, a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

 FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

 We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

 You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

 You should note the following special situations:


 o We might have to withhold and/or report on amounts we pay under a free look or cancellation.


 o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

 o We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

 Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


 FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

 We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


 Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,880 in periodic annuity payments in 2000, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.



 FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

 For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.

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 You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.


 MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

 Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another TSA or a traditional IRA. An eligible rollover distribution from a qualified plan can be rolled over to another qualified plan or traditional IRA. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

 o  any after-tax contributions you made to the plan; or

 o any distributions which are required minimum distributions after age 70 1/2 or separation from service; or

 o  hardship withdrawals; or

 o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary; or

 o substantially equal periodic payments made for a specified period of 10 years or more; or

 o  corrective distributions that fit specified technical tax rules; or

 o  loans that are treated as distributions; or

 o  a death benefit payment to a beneficiary who is not your surviving spouse;
    or

 o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

 A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.


 IMPACT OF TAXES TO EQUITABLE LIFE

 The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

8
MORE INFORMATION

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 ABOUT OUR SEPARATE ACCOUNT NO. 49

 Each variable investment option is a subaccount of our Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 49's operations are accounted for without regard to Equitable Life's other operations.

 Separate Account No. 49 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account No. 49.

 Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB shares issued by the corresponding portfolio of EQ Advisors Trust.

 We reserve the right subject to compliance with laws that apply:

 (1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

 (2)   to combine any two or more variable investment options;

 (3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

 (4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

 (5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

 (6)   to restrict or eliminate any voting rights as to Separate Account No. 49;
       and

 (7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.


 ABOUT EQ ADVISORS TRUST

 EQ Advisors Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. EQ Advisors Trust issues different shares relating to each portfolio.


 Equitable Life serves as the investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the investment advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999 EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.)


 EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust.


 EQ Advisors Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of EQ Advisors Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about EQ Advisors Trust, the portfolio investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 Plan relating to its Class IB shares, and other aspects of its operations, appears in the prospectus for EQ Advisors Trust attached at the end of this prospectus, or in its SAI which is available upon request.

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 ABOUT OUR FIXED MATURITY OPTIONS



 RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

 We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

 The rates to maturity for new allocations as of March 15, 2000 and the related price per $100 of maturity value were as follows:



   FIXED MATURITY
   OPTIONS WITH
   FEBRUARY 15TH         RATE TO MATURITY         PRICE
 MATURITY DATE OF            AS OF             PER $100 OF
   MATURITY YEAR         MARCH 15, 2000       MATURITY VALUE
 ----------------        ----------------     --------------
       2001                  4.45%               $ 96.06
       2002                  5.16%               $ 90.78
       2003                  5.68%               $ 85.09
       2004                  5.76%               $ 80.27
       2005                  5.87%               $ 75.50
       2006                  5.95%               $ 71.00
       2007                  6.02%               $ 66.71
       2008                  6.08%               $ 62.64
       2009                  6.17%               $ 58.59
       2010                  6.23%               $ 54.88



 HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

 We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

 (1) We determine the market adjusted amount on the date of the withdrawal as follows:

   (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

   (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.


   (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

   (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

 (2)   We determine the fixed maturity amount as of the current date.

 (3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

 -------------------------------------------------------------------------------
 Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
 -------------------------------------------------------------------------------

 If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III for an example.

 For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no

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 longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.


 INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

 Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

 We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

 Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


 ABOUT THE GENERAL ACCOUNT

 Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options and the account for special dollar cost averaging, as well as our general obligations.

 The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

 We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

 ABOUT OTHER METHODS OF PAYMENT

 WIRE TRANSMITTALS

 We accept initial contributions sent by wire to our processing office by agreement with certain broker-dealers. The transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits."

 Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we

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 may issue a contract based on information forwarded electronically. In these cases, you must sign our Acknowledgement of Receipt form.

 Where we require a signed application, no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we require an Acknowledgement of Receipt form, financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form.

 After your contract has been issued, additional contributions may be transmitted by wire.


 AUTOMATIC INVESTMENT PROGRAM - FOR NQ, FLEXIBLE PREMIUM IRA, AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

 You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contracts.

 For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options, but not the account for special dollar cost averaging. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

 You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

 DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

 We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

 BUSINESS DAY

 Our business day is any day the New York Stock Exchange is open for trading. Our business day generally ends at 4:00 p.m., Eastern Time for purposes of determining the date when contributions are applied and any other transaction requests are processed. We may, however, close due to emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.


 o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

 o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

 o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

 o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.


 CONTRIBUTIONS AND TRANSFERS

 o Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

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 o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

 o Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your registered representative can provide information or you can call our processing office.

 o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

 o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.


 ABOUT YOUR VOTING RIGHTS

 As the owner of the shares of EQ Advisors Trust we have the right to vote on certain matters involving the portfolios, such as:

 o  the election of trustees;

 o  the formal approval of independent auditors selected for EQ Advisors Trust;
    or

 o any other matters described in the prospectus for EQ Advisors Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

 We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

 VOTING RIGHTS OF OTHERS

 Currently, we control EQ Advisors Trust. EQ Advisors Trust shares are sold to our separate accounts and an affiliated qualified plan trust. In addition, shares of EQ Advisors Trust are held by separate accounts of insurance companies both affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of EQ Advisors Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.

 SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

 If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

 CHANGES IN APPLICABLE LAW


 The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

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 ABOUT LEGAL PROCEEDINGS

 Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

 ABOUT OUR INDEPENDENT ACCOUNTANTS


 The consolidated financial statements of Equitable Life at December 31, 1999 and 1998, and for the three years ended December 31, 1999, incorporated in this prospectus by reference to the 1999 Annual Report on Form 10-K are incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


 FINANCIAL STATEMENTS

 The financial statements of Separate Account No. 49, as well as the consolidated financial statements of Equitable Life, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

 TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

 You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

 You cannot assign or transfer ownership of an IRA, QP, or Rollover TSA contract except by surrender to us. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.


 For limited transfers of ownership after the owner's death see "Beneficiary continuation option " in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your IRA, QP, or Rollover TSA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, we will impose a withdrawal charge, if one applies.


 DISTRIBUTION OF THE CONTRACTS


 Equitable Distributors, Inc. ("EDI"), an indirect, wholly owned subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account No. 49. EDI serves as the principal underwriter of Separate Account No. 49. EDI also acts as distributor for other Equitable Life annuity products with different features, expenses, and fees. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. Under a distribution agreement between EDI, Equitable Life, and certain of Equitable Life's separate accounts, including Separate Account No. 49, Equitable Life paid EDI distribution fees of $46,957,345 for 1999, $35,452,793 for 1998, and $9,566,343 for 1997, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several Equitable Life separate accounts, including Separate Account No. 49.

 The contracts will be sold by registered representative of EDI, as well as by affiliated and unaffiliated broker-dealers with which EDI has entered into selling agreements. Broker-dealer sales compensation will generally not exceed an amount equal to 7% of total contributions made under the contracts. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion of it to their registered representative as commissions related to sales of the contracts. The offering of the contracts is intended to be continuous.

9
INVESTMENT PERFORMANCE

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 We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the portfolios in which they invest. We include these tables because they may be of general interest to you.


 Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.


 Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all current fees and charges under the contract, including the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge under Flexible Premium IRA and Flexible Premium Roth IRA contracts, but do not reflect the charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, or any applicable annuity administrative fee.

 Tables 3, 4, and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all current fees and charges under the contract, but do not reflect the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge or the charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, or any applicable annuity administrative fee. If the charges were reflected they would effectively reduce the rates of return shown.


 In all cases the results shown are based on the actual historical investment experience of the portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. The contracts were first offered on May 1, 1997.

 For the "Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class IB shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market and Alliance Common Stock options for periods before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the portfolios, as well as an assumed charge of 0.06% for direct operating expenses.

 EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio and any predecessors that it may have had.

 All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.


 From time to time, we may advertise different measurements of the investment performance of the variable investment options and/or the portfolios, including the measurements reflected in the tables below.

 THE PERFORMANCE INFORMATION SHOWN BELOW AND THE PERFORMANCE INFORMATION THAT WE ADVERTISE REFLECT PAST PERFORMANCE AND DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. SUCH INFORMATION ALSO DOES NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.



 BENCHMARKS

 Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed

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 portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge, administrative charges, or any withdrawal or optional benefit charge. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:


--------------------------------------------------------------------------------
 EQ/AGGRESSIVE STOCK: 50% Russell 2000 Index and 50% Standard
   & Poor's Mid-Cap Total Return Index.
 ALLIANCE COMMON STOCK: Standard & Poor's 500 Index.
 ALLIANCE HIGH YIELD: Benchmark #1 - Merrill Lynch High Yield
   Master Index and Benchmark #2 - Credit Suisse First Boston
   Global High Yield Index.
 ALLIANCE MONEY MARKET: Salomon Brothers Three-Month T-Bill
   Index.
 EQ/ALLIANCE PREMIER GROWTH: Standard & Poor's 500 Index.
 ALLIANCE SMALL CAP GROWTH: Russell 2000 Growth Index.
 EQ/ALLIANCE TECHNOLOGY: Lipper Specialty Funds Average.
 BT EQUITY 500 INDEX: Standard & Poor's 500 Index.
 BT INTERNATIONAL EQUITY INDEX: Morgan Stanley Capital
   International Europe, Australia, Far East Index.
 BT SMALL COMPANY INDEX: Russell 2000 Index.
 CAPITAL GUARDIAN INTERNATIONAL: Morgan Stanley Capital
   International Europe, Australia, Far East Index.
 CAPITAL GUARDIAN RESEARCH: Standard & Poor's 500 Index.
 CAPITAL GUARDIAN U.S. EQUITY: Standard & Poor's 500 Index.
 EQ/EVERGREEN: Benchmark #1 - Russell 2000 Index and
   Benchmark #2 - Standard and Poor's 500 Index.
 EQ/EVERGREEN FOUNDATION: 60% Standard & Poor's 500
   Index/40% Lehman Brothers Aggregate Bond Index.
 J.P. MORGAN CORE BOND: Salomon Brothers Broad Investment
   Grade Bond.
 LAZARD LARGE CAP VALUE: Standard & Poor's 500 Index.
 LAZARD SMALL CAP VALUE: Russell 2000 Index.
 MFS EMERGING GROWTH COMPANIES: Russell 2000 Index.
 MFS GROWTH WITH INCOME: Standard & Poor's 500 Index.
 MFS RESEARCH: Standard & Poor's 500 Index.
 MERCURY BASIC VALUE EQUITY: Standard & Poor's 500 Index.
 MERCURY WORLD STRATEGY: 36% Standard & Poor's 500 Index/24%
   Morgan Stanley Capital International Europe, Australia, Far East
   Index/21% Salomon Brothers U.S. Treasury Bond 1 Year+ 14%
   Salomon Brothers World Government Bond (excluding U.S.)/ and
   5% Three-Month U.S. Treasury Bill.
 MORGAN STANLEY EMERGING MARKETS EQUITY: Morgan Stanley
   Capital International Emerging Markets Free Price Return Index.
 EQ/PUTNAM GROWTH & INCOME VALUE: Standard & Poor's 500
   Index.
 EQ/PUTNAM INTERNATIONAL EQUITY: Morgan Stanley Capital
   International Europe, Australia, Far East Index.
 EQ/PUTNAM INVESTORS GROWTH: Standard & Poor's 500 Index.
--------------------------------------------------------------------------------


 LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc. (Lipper), the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator performance relative to other variable annuity products.

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                                     TABLE 1
AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1999:



------------------------------------------------------------------------------------------------------------------------------------
                                                                 LENGTH OF INVESTMENT PERIOD
                                                                                               SINCE        SINCE
                                                1            3           5          10         OPTION     PORTFOLIO
 VARIABLE INVESTMENT OPTIONS                  YEAR         YEARS       YEARS       YEARS     INCEPTION*   INCEPTION**
 ---------------------------                  ----         -----       -----       -----     ----------   -----------
EQ/Aggressive Stock                            7.61%        3.89%       11.67%      13.06%       3.54%       14.50%
Alliance Common Stock                         13.74%       22.29%       23.62%      14.45%      22.64%       13.43%
Alliance High Yield                          (13.79)%      (3.16)%       5.21%       6.21%      (2.35)%       5.18%
Alliance Money Market                         (5.76)%      (0.66)%       0.26%       0.41%      (0.59)%       2.82%
Alliance Small Cap Growth                     16.38%           -            -           -       11.93%       11.93%
BT Equity 500 Index                            9.31%           -            -           -       15.90%       15.90%
BT International Equity Index                 16.24%           -            -           -       16.91%       16.91%
BT Small Company Index                         9.72%           -            -           -        1.91%        1.91%
EQ/Evergreen                                  (0.92)%          -            -           -       (0.92)%      (0.92)%
EQ/Evergreen Foundation                       (3.21)%          -            -           -       (3.21)%      (3.21)%
J.P. Morgan Core Bond                        (11.87)%          -            -           -       (3.06)%      (3.06)%
Lazard Large Cap Value                        (6.90)%          -            -           -        4.82%        4.82%
Lazard Small Cap Value                        (8.64)%          -            -           -       (9.41)%      (9.41)%
MFS Emerging Growth Companies                 61.33%           -            -           -       42.58%       42.58%
MFS Growth with Income                        (1.90)%          -            -           -       (1.90)%      (1.90)%
MFS Research                                  12.02%           -            -           -       18.26%       18.26%
Mercury Basic Value Equity                     7.99%           -            -           -       12.23%       12.23%
Mercury World Strategy                        10.32%           -            -           -        6.32%        6.32%
Morgan Stanley Emerging Markets Equity        83.10%           -            -           -       12.66%       (0.71)%
EQ/Putnam Growth & Income Value              (11.64)%          -            -           -        4.31%        4.31%
EQ/Putnam International Equity                48.09%           -            -           -       26.32%       26.32%
EQ/Putnam Investors Growth                    18.94%           -            -           -       29.11%       29.11%
------------------------------------------------------------------------------------------------------------------------------------



* The variable investment option inception dates are: Alliance Money Market, Alliance High Yield, Alliance Common Stock, and EQ/Aggressive Stock (October 16, 1996); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, Mercury Basic Value Equity, Mercury World Strategy, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1, 1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, J.P. Morgan Core Bond, Lazard Large Cap Value, Lazard Small Cap Value, and Morgan Stanley Emerging Markets Equity (December 31, 1997); EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998). The inception dates for the variable investment options that became available on or after December 31, 1998, and are therefore not shown in this table are:
      EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International (April 30, 1999); EQ/Alliance Technology (May 1, 2000).

** The inception dates for the portfolios underlying the Alliance variable investment options shown in the tables are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on October 18, 1999. The portfolio inception dates are: Alliance Money Market (July 13, 1981); Alliance High Yield (January 2, 1987); Alliance Common Stock (January 13, 1976); EQ/Aggressive Stock (January 27, 1986); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, Mercury Basic Value Equity, Mercury World Strategy, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1, 1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, J.P. Morgan Core Bond, Lazard Large Cap Value, and Lazard Small Cap Value (January 1, 1998); Morgan Stanley Emerging Markets Equity (August 20,
      1997); and EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998). The inception dates for the portfolios that became available on or after December 31, 1998 and are therefore not shown in the tables are: EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International (April 30, 1999); EQ/Alliance Technology (May 1, 2000).

                                                                          -----
                                                                             75
--------------------------------------------------------------------------------

                                    TABLE 2
      GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1999:



------------------------------------------------------------------------------------------------------------------------------------
                                                                LENGTH OF INVESTMENT PERIOD
                                                                                                         SINCE
                                                1              3              5              10        PORTFOLIO
 VARIABLE INVESTMENT OPTIONS                  YEAR           YEARS          YEARS          YEARS       INCEPTION*
 ---------------------------                  ----           -----          -----          -----       ----------
EQ/Aggressive Stock                        $ 1,076.11     $ 1,121.37     $ 1,736.56     $ 3,411.94    $  6,594.56
Alliance Common Stock                      $ 1,137.36     $ 1,828.74     $ 2,887.34     $ 3,856.97    $ 20,476.65
Alliance High Yield                        $   862.08     $   908.07     $ 1,289.25     $ 1,825.87    $  1,928.38
Alliance Money Market                      $   942.44     $   980.24     $ 1,012.87     $ 1,041.89    $  1,672.63
Alliance Small Cap Growth                  $ 1,163.82              -              -              -    $  1,350.99
BT Equity 500 Index                        $ 1,093.06              -              -              -    $  1,343.31
BT International Equity Index              $ 1,162.35              -              -              -    $  1,366.89
BT Small Company Index                     $ 1,097.18              -              -              -    $  1,038.64
EQ/Evergreen                               $   990.75              -              -              -    $    990.75
EQ/Evergreen Foundation                    $   967.92              -              -              -    $    967.92
J.P. Morgan Core Bond                      $   881.29              -              -              -    $    939.75
Lazard Large Cap Value                     $   930.97              -              -              -    $  1,098.68
Lazard Small Cap Value                     $   913.63              -              -              -    $    820.65
MFS Emerging Growth Companies              $ 1,613.30              -              -              -    $  2,577.16
MFS Growth with Income                     $   981.05              -              -              -    $    981.05
MFS Research                               $ 1,120.21              -              -              -    $  1,564.59
Mercury Basic Value Equity                 $ 1,079.93              -              -              -    $  1,360.51
Mercury World Strategy                     $ 1,103.16              -              -              -    $  1,177.76
Morgan Stanley Emerging Markets Equity     $ 1,831.00              -              -              -    $    983.27
EQ/Putnam Growth & Income Value            $   883.64              -              -              -    $  1,119.29
EQ/Putnam International Equity             $ 1,480.90              -              -              -    $  1,865.34
EQ/Putnam Investors Growth                 $ 1,189.40              -              -              -    $  1,977.57
------------------------------------------------------------------------------------------------------------------------------------

----------
* Portfolio inception dates are shown in Table 1.

-----
  76
--------------------------------------------------------------------------------


                                    TABLE 3
        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        SINCE
                                                                                                                      PORTFOLIO
                                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS      20 YEARS     INCEPTION*
                                                  ------       -------       -------       --------      --------     ----------
 EQ/AGGRESSIVE STOCK                              16.95%         7.97%        14.41%        14.80%            -         15.96%
 Lipper Mid-Cap Growth                            51.65%        24.68%        19.97%        14.78%            -         15.86%
 Benchmark                                        18.09%        17.48%        19.92%        15.41%            -         14.58%
 ALLIANCE COMMON STOCK                            23.20%        25.88%        26.02%        16.70%        16.50%        14.88%
 Lipper Growth                                    29.78%        26.87%        25.55%        16.90%        15.83%        15.16%
 Benchmark                                        21.03%        27.56%        28.56%        18.21%        17.88%        16.19%
 ALLIANCE HIGH YIELD                              (4.89)%        1.15%         8.11%         8.47%            -          7.62%
 Lipper High Current Yield                         3.65%         4.82%         8.59%         9.61%            -          7.79%
 Benchmark #1                                      1.57%         5.91%         9.61%        10.79%            -          9.99%
 Benchmark #2                                      3.28%         5.37%         9.07%        11.06%            -         10.04%
 ALLIANCE MONEY MARKET                             3.31%         3.57%         3.68%         3.49%            -          5.26%
 Lipper Money Market                               3.78%         4.05%         4.16%         3.96%            -          5.70%
 Benchmark                                         4.74%         5.01%         5.20%         5.06%            -          6.65%
 ALLIANCE SMALL CAP GROWTH                        25.90%            -             -             -             -         16.06%
 Lipper Small Company Growth                      34.26%            -             -             -             -         19.49%
 Benchmark                                        43.09%            -             -             -             -         25.88%
 BT EQUITY 500 INDEX                              18.68%            -             -             -             -         21.04%
 Lipper Standard and Poors 500 Index              19.36%            -             -             -             -         23.16%
 Benchmark                                        21.03%            -             -             -             -         24.76%
 BT INTERNATIONAL EQUITY INDEX                    25.75%            -             -             -             -         22.06%
 Lipper International                             43.24%            -             -             -             -         26.76%
 Benchmark                                        26.96%            -             -             -             -         23.43%
 BT SMALL COMPANY INDEX                           19.10%            -             -             -             -          7.13%
 Lipper Small Cap                                 34.26%            -             -             -             -         16.02%
 Benchmark                                        21.26%            -             -             -             -          8.70%
 EQ/EVERGREEN                                      8.24%            -             -             -             -          8.24%
 Lipper Growth                                    29.78%            -             -             -             -         29.78%
 Benchmark #1                                     21.26%            -             -             -             -         21.26%
 Benchmark #2                                     21.03%            -             -             -             -         21.03%
 EQ/EVERGREEN FOUNDATION                           5.91%            -             -             -             -          5.91%
 Lipper Balanced                                   8.69%            -             -             -             -          8.69%
 Benchmark                                        11.15%            -             -             -             -         11.15%
 J.P. MORGAN CORE BOND                            (2.93)%           -             -             -             -          2.18%
 Lipper Intermediate Investment Grade Debt        (0.83)%           -             -             -             -          3.84%
 Benchmark                                        (1.77)%           -             -             -             -          2.64%
------------------------------------------------------------------------------------------------------------------------------------

                                                                          -----
                                                                             77
--------------------------------------------------------------------------------


                              TABLE 3 (CONTINUED)
        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SINCE
                                                                                                            PORTFOLIO
                                                1 YEAR     3 YEARS    5 YEARS   10 YEARS    20 YEARS        INCEPTION*
                                                ------     -------    -------   --------    --------        ----------
 LAZARD LARGE CAP VALUE                          2.14%        -          -          -           -              9.99%
 Lipper Capital Appreciation                    43.66%        -          -          -           -             32.61%
 Benchmark                                      21.03%        -          -          -           -             24.76%
 LAZARD SMALL CAP VALUE                          0.37%        -          -          -           -             (4.08)%
 Lipper Small Cap                               34.26%        -          -          -           -             16.02%
 Benchmark                                      21.26%        -          -          -           -              8.70%
 MFS EMERGING GROWTH COMPANIES                  71.33%        -          -          -           -             46.26%
 Lipper Mid-Cap                                 51.65%        -          -          -           -             32.50%
 Benchmark                                      21.26%        -          -          -           -             16.99%
 MFS GROWTH WITH INCOME                          7.25%        -          -          -           -              7.25%
 Lipper Growth & Income                         12.90%        -          -          -           -             12.90%
 Benchmark                                      21.03%        -          -          -           -             21.03%
 MFS RESEARCH                                   21.45%        -          -          -           -             22.27%
 Lipper Growth                                  29.78%        -          -          -           -             29.33%
 Benchmark                                      21.03%        -          -          -           -             27.36%
 MERCURY BASIC VALUE EQUITY                     17.34%        -          -          -           -             16.35%
 Lipper Growth & Income                         12.90%        -          -          -           -             18.00%
 Benchmark                                      21.03%        -          -          -           -             27.36%
 MERCURY WORLD STRATEGY                         19.71%        -          -          -           -             10.61%
 Lipper Global Flexible Portfolio               12.93%        -          -          -           -             11.91%
 Benchmark                                      13.07%        -          -          -           -             16.18%
 MORGAN STANLEY EMERGING MARKETS EQUITY         93.10%        -          -          -           -              4.28%
 Lipper Emerging Markets                        82.53%        -          -          -           -              2.90%
 Benchmark                                      66.41%        -          -          -           -             (0.88)%
 EQ/PUTNAM GROWTH & INCOME VALUE                (2.69)%       -          -          -           -              8.63%
 Lipper Growth & Income                         12.90%        -          -          -           -             18.00%
 Benchmark                                      21.03%        -          -          -           -             27.36%
 EQ/PUTNAM INTERNATIONAL EQUITY                 58.09%        -          -          -           -             30.22%
 Lipper International                           43.24%        -          -          -           -             20.38%
 Benchmark                                      26.96%        -          -          -           -             18.32%
 EQ/PUTNAM INVESTORS GROWTH                     28.51%        -          -          -           -             32.86%
 Lipper Growth                                  29.78%        -          -          -           -             29.33%
 Benchmark                                      21.03%        -          -          -           -             27.36%
------------------------------------------------------------------------------------------------------------------------------------



----------
* Portfolio inception dates are shown in Table 1. Lipper survey and benchmark "since portfolio inception" information are as of the month-end closest to the actual date of portfolio inception.

-----
  78
--------------------------------------------------------------------------------


                                     TABLE 4
        CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    SINCE
                                                                                                                  PORTFOLIO
                                            1 YEAR        3 YEARS       5 YEARS       10 YEARS      20 YEARS      INCEPTION*
                                            ------        -------       -------       --------      --------      ----------
 EQ/AGGRESSIVE STOCK                        16.95%         25.86%        96.03%        297.56%             -        686.25%
 Lipper Mid-Cap Growth                      51.65%        102.87%       158.98%        311.69%             -        683.45%
 Benchmark                                  18.09%         62.12%       147.96%        319.19%             -        595.55%
 ALLIANCE COMMON STOCK                      23.20%         99.45%       217.88%        368.55%      2,020.99%     2,677.00%
 Lipper Growth                              29.78%        106.30%       216.51%        386.68%      1,816.52%     2,838.39%
 Benchmark                                  21.04%        107.56%       251.12%        432.78%      2,584.39%     3,555.46%
 ALLIANCE HIGH YIELD                        (4.89)%         3.50%        47.67%        125.47%             -        159.53%
 Lipper High Current Yield                   3.65%         15.25%        51.19%        151.82%             -        166.74%
 Benchmark #1                                1.57%         18.80%        58.22%        178.72%             -        245.03%
 Benchmark #2                                3.28%         17.00%        54.39%        185.43%             -        246.92%
 ALLIANCE MONEY MARKET                       3.31%         11.10%        19.82%         40.92%             -        157.86%
 Lipper Money Market                         3.78%         12.64%        22.65%         47.52%             -        178.18%
 Benchmark                                   4.74%         15.79%        28.88%         63.79%             -        229.35%
 ALLIANCE SMALL CAP GROWTH                  25.90%             -             -              -              -         48.80%
 Lipper Small Company Growth                34.26%             -             -              -              -         62.98%
 Benchmark                                  43.09%             -             -              -              -         84.91%
 BT EQUITY 500 INDEX                        18.68%             -             -              -              -         46.50%
 Lipper Standard and Poors 500 Index        19.36%             -             -              -              -         51.69%
 Benchmark                                  21.03%             -             -              -              -         55.65%
 BT INTERNATIONAL EQUITY INDEX              25.75%             -             -              -              -         48.98%
 Lipper International                       43.24%             -             -              -              -         61.58%
 Benchmark                                  26.96%             -             -              -              -         52.35%
 BT SMALL COMPANY INDEX                     19.10%             -             -              -              -         14.78%
 Lipper Small Cap                           34.26%             -             -              -              -         37.82%
 Benchmark                                  21.26%             -             -              -              -         18.17%
 EQ/EVERGREEN                                8.24%             -             -              -              -          8.24%
 Lipper Growth                              29.78%             -             -              -              -         29.78%
 Benchmark #1                               21.26%             -             -              -              -         21.26%
 Benchmark #2                               21.03%             -             -              -              -         21.03%
 EQ/EVERGREEN FOUNDATION                     5.91%             -             -              -              -          5.91%
 Lipper Balanced                             8.69%             -             -              -              -          8.69%
 Benchmark                                  11.15%             -             -              -              -         11.15%
 J.P. MORGAN CORE BOND                      (2.93)%            -             -              -              -          4.41%
 Lipper Intermediate Investment
 Grade Debt                                 (0.83)%            -             -              -              -          7.83%
 Benchmark                                  (1.77)%            -             -              -              -          5.96%
 LAZARD LARGE CAP VALUE                      2.14%             -             -              -              -         20.98%
 Lipper Capital Appreciation                43.66%             -             -              -              -         79.44%
 Benchmark                                  21.03%             -             -              -              -         55.65%
------------------------------------------------------------------------------------------------------------------------------------

                                                                          -----
                                                                             79
--------------------------------------------------------------------------------


                              TABLE 4 (CONTINUED)
        CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:





------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         SINCE
                                                                                                       PORTFOLIO
                                         1 YEAR      3 YEARS      5 YEARS    10 YEARS     20 YEARS     INCEPTION*
                                         ------      -------      -------    --------     --------     ----------
 LAZARD SMALL CAP VALUE                   0.37%         -            -          -             -          (7.99)%
 Lipper Small Cap                        34.26%         -            -          -             -          37.82%
 Benchmark                               21.26%         -            -          -             -          18.17%
 MFS EMERGING GROWTH COMPANIES           71.33%         -            -          -             -         175.82%
 Lipper Mid-Cap                          51.65%         -            -          -             -         120.85%
 Benchmark                               21.26%         -            -          -             -          52.05%
 MFS GROWTH WITH INCOME                   7.25%         -            -          -             -           7.25%
 Lipper Growth & Income                  12.90%         -            -          -             -          12.90%
 Benchmark                               21.03%         -            -          -             -          21.03%
 MFS RESEARCH                            21.45%         -            -          -             -          70.99%
 Lipper Growth                           29.78%         -            -          -             -         101.13%
 Benchmark                               21.03%         -            -          -             -          90.75%
 MERCURY BASIC VALUE EQUITY              17.34%         -            -          -             -          49.78%
 Lipper Growth & Income                  12.90%         -            -          -             -          56.85%
 Benchmark                               21.03%         -            -          -             -          90.75%
 MERCURY WORLD STRATEGY                  19.71%         -            -          -             -          30.89%
 Lipper Global Flexible Portfolio        12.93%         -            -          -             -          35.69%
 Benchmark                               13.07%         -            -          -             -          49.16%
 MORGAN STANLEY EMERGING
  MARKETS EQUITY                         93.10%         -            -          -             -          10.40%
 Lipper Emerging Markets                 82.53%         -            -          -             -           7.48%
 Benchmark                               66.41%         -            -          -             -           5.32%
 EQ/PUTNAM GROWTH & INCOME
  VALUE                                  (2.69)%        -            -          -             -          24.72%
 Lipper Growth & Income                  12.90%         -            -          -             -          56.85%
 Benchmark                               21.03%         -            -          -             -          90.75%
 EQ/PUTNAM INTERNATIONAL EQUITY          58.09%         -            -          -             -         102.33%
 Lipper International                    43.24%         -            -          -             -          65.44%
 Benchmark                               26.96%         -            -          -             -          56.70%
 EQ/PUTNAM INVESTORS GROWTH              28.51%         -            -          -             -         113.43%
 Lipper Growth                           29.78%         -            -          -             -         101.13%
 Benchmark                               21.03%         -            -          -             -          90.75%
------------------------------------------------------------------------------------------------------------------------------------


----------

* Portfolio inception dates are shown in Table 1. Lipper survey and benchmark "since portfolio inception" information are as month-end closest to the actual date of portfolio inception.

-----
  80
--------------------------------------------------------------------------------

                                     TABLE 5
                         YEAR-BY-YEAR RATES OF RETURN:




------------------------------------------------------------------------------------------------------------------------------------
                                              1990        1991         1992         1993         1994
                                              ----        ----         ----         ----         ----
EQ/Aggressive Stock                           6.43%       83.89%       (4.71)%      14.89%       (5.35)%
Alliance Common Stock                        (9.59)%      35.69%        1.57%       22.83%       (3.70)%
Alliance High Yield                          (2.70)%      22.48%       10.51%       21.19%       (4.33)%
Alliance Money Market                         6.50%        4.49%        1.91%        1.32%        2.36%
Alliance Small Cap Growth                        -            -            -            -            -
BT Equity 500 Index                              -            -            -            -            -
BT International Equity Index                    -            -            -            -            -
BT Small Company Index                           -            -            -            -            -
EQ/Evergreen                                     -            -            -            -            -
EQ/Evergreen Foundation                          -            -            -            -            -
J.P. Morgan Core Bond                            -            -            -            -            -
Lazard Large Cap Value                           -            -            -            -            -
Lazard Small Cap Value                           -            -            -            -            -
MFS Emerging Growth Companies                    -            -            -            -            -
MFS Growth with Income                           -            -            -            -            -
MFS Research                                     -            -            -            -            -
Mercury Basic Value Equity                       -            -            -            -            -
Mercury World Strategy                           -            -            -            -            -
Morgan Stanley Emerging Markets Equity           -            -            -            -            -
EQ/Putnam Growth & Income Value                  -            -            -            -            -
EQ/Putnam International Equity                   -            -            -            -            -
EQ/Putnam Investors Growth                       -            -            -            -            -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                              1995        1996          1997           1998        1999
                                              ----        ----          ----           ----        ----
EQ/Aggressive Stock                          29.54%      20.24%         9.04%         (1.30)%     16.95%
Alliance Common Stock                        30.34%      22.28%        27.16%         27.32%      23.20%
Alliance High Yield                          18.01%      20.91%        16.58%         (6.66)%     (4.89)%
Alliance Money Market                         4.06%       3.64%         3.74%          3.66%       3.31%
Alliance Small Cap Growth                        -           -         25.38%         (5.73)%     25.90%
BT Equity 500 Index                              -           -             -          23.44%      18.68%
BT International Equity Index                    -           -             -          18.47%      25.75%
BT Small Company Index                           -           -             -          (3.63)%     19.10%
EQ/Evergreen                                     -           -             -              -        8.24%
EQ/Evergreen Foundation                          -           -             -              -        5.91%
J.P. Morgan Core Bond                            -           -             -           7.56%      (2.93)%
Lazard Large Cap Value                           -           -             -          18.44%       2.14%
Lazard Small Cap Value                           -           -             -          (8.32)%      0.37%
MFS Emerging Growth Companies                    -           -         21.32%+        32.70%      71.33%
MFS Growth with Income                           -           -             -              -        7.25%
MFS Research                                     -           -         14.99%+        22.43%      21.45%
Mercury Basic Value Equity                       -           -         15.97%+        10.08%      17.34%
Mercury World Strategy                           -           -          3.76%+         5.38%      19.71%
Morgan Stanley Emerging Markets Equity           -           -        (20.59)%+      (28.01)%     93.10%
EQ/Putnam Growth & Income Value                  -           -         15.15%+        11.30%      (2.69)%
EQ/Putnam International Equity                   -           -          8.59%+        17.86%      58.09%
EQ/Putnam Investors Growth                       -           -         23.53%+        34.45%      28.51%
------------------------------------------------------------------------------------------------------------------------------------



----------
+ Returns for these portfolios represent less than 12 months of performance. The returns are as of each portfolio inception date as shown in Table 1.

                                                                     ----------
                                                                             81
--------------------------------------------------------------------------------

 COMMUNICATING PERFORMANCE DATA

 In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the portfolios and may compare the performance or ranking of those options and the portfolios with:

 o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

 o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

 o  data developed by us derived from such indices or averages.

 We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
 Barron's                         Investment Management Weekly
 Morningstar's Variable Annuity   Money Management Letter
    Sourcebook                    Investment Dealers Digest
 Business Week                    National Underwriter
 Forbes                           Pension & Investments
 Fortune                          USA Today
 Institutional Investor           Investor's Business Daily
 Money                            The New York Times
 Kiplinger's Personal Finance     The Wall Street Journal
 Financial Planning               The Los Angeles Times
 Investment Adviser               The Chicago Tribune
--------------------------------------------------------------------------------

 Lipper compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

 The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

 o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts, and

 o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

 The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.

 YIELD INFORMATION

 Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the Alliance High Yield option will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).


 "Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option. The current yields and effective yields assume the deduction of all contract charges and expenses other than the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge, and any charge

----------
   82
--------------------------------------------------------------------------------


 designed to approximate certain taxes that may be imposed on us in your state, such as premium taxes. The yields and effective yields for the Alliance Money Market option, when used for the special dollar cost averaging program, assume that no contract charges are deducted. For more information, see "Yield Information for the Alliance Money Market Option and Alliance High Yield Option" in the SAI.

10
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

                                                               ----------------
                                                                             83
--------------------------------------------------------------------------------


 Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1999, is considered to be a part of this prospectus because it is incorporated by reference.

 After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.


 Any statement contained in a document that is, or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.


 We file our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.


 Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone:
 (212) 554-1234).

APPENDIX I: CONDENSED FINANCIAL INFORMATION

                                                                       --------
                                                                            A-1
--------------------------------------------------------------------------------


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION EXCEPT FOR EQ/ALLIANCE TECHNOLOGY WHICH IS BEING OFFERED FOR THE FIRST TIME ON MAY 1, 2000.






--------------------------------------------------------------------------------
                                                     YEARS ENDED
                                            DEC. 31, 1998       DEC. 31, 1999
                                            -------------       -------------
 EQ/AGGRESSIVE STOCK
 Unit value                                  $  69.37           $  81.12
 Number of units outstanding (000s)               939              1,163
 ALLIANCE COMMON STOCK
 Unit value                                  $ 237.18           $ 292.20
 Number of units outstanding (000s)             1,542              2,344
 ALLIANCE HIGH YIELD
 Unit value                                  $  27.96           $  26.59
 Number of units outstanding (000s)             4,521              5,048
 ALLIANCE MONEY MARKET
 Unit value                                  $  25.92           $  26.78
 Number of units outstanding (000s)             5,158              7,278
 EQ/ALLIANCE PREMIER GROWTH
 Unit value                                         -           $  11.79
 Number of units outstanding (000s)                 -              8,614
 ALLIANCE SMALL CAP GROWTH
 Unit value                                  $  11.82           $  14.88
 Number of units outstanding (000s)             6,101              6,912
 BT EQUITY 500 INDEX
 Unit value                                  $  12.34           $  14.65
 Number of units outstanding (000s)            12,279             27,541
 BT INTERNATIONAL EQUITY INDEX
 Unit value                                  $  11.85           $  14.90
 Number of units outstanding (000s)             1,827              3,219
 BT SMALL COMPANY INDEX
 Unit value                                  $   9.64           $  11.48
 Number of units outstanding (000s)             1,610              2,922
 CAPITAL GUARDIAN INTERNATIONAL
 Unit value                                         -           $  13.96
 Number of units outstanding (000s)                 -              1,477
 CAPITAL GUARDIAN RESEARCH
 Unit value                                         -           $  10.61
 Number of units outstanding (000s)                 -                982
 CAPITAL GUARDIAN U.S. EQUITY
 Unit value                                         -           $  10.28
 Number of units outstanding (000s)                 -              2,907
 EQ/EVERGREEN
 Unit value                                         -           $  10.82
 Number of units outstanding (000s)                 -                 91
 EQ/EVERGREEN FOUNDATION
 Unit value                                         -           $  10.59
 Number of units outstanding (000s)                 -                510
--------------------------------------------------------------------------------

-----
  A-2
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                        YEARS ENDED
                                               DEC. 31, 1998       DEC. 31, 1999
                                               -------------       -------------
 J.P. MORGAN CORE BOND
 Unit value                                     $  10.76            $  10.44
 Number of units outstanding (000s)                8,661              12,838
 LAZARD LARGE CAP VALUE
 Unit value                                     $  11.84            $  12.10
 Number of units outstanding (000s)                5,696               9,428
 LAZARD SMALL CAP VALUE
 Unit value                                     $   9.17            $   9.20
 Number of units outstanding (000s)                4,733               6,774
 MFS EMERGING GROWTH COMPANIES
 Unit value                                     $  16.10            $  27.59
 Number of units outstanding (000s)                9,117              13,671
 MFS GROWTH WITH INCOME
 Unit value                                            -            $  10.72
 Number of units outstanding (000s)                    -               6,033
 MFS RESEARCH
 Unit value                                     $  14.08            $  17.10
 Number of units outstanding (000s)               14,913              19,251
 MERCURY BASIC VALUE EQUITY
 Unit value                                     $  12.76            $  14.98
 Number of units outstanding (000s)                4,389               5,766
 MERCURY WORLD STRATEGY
 Unit value                                     $  10.94            $  13.09
 Number of units outstanding (000s)                  717                 615
 MORGAN STANLEY EMERGING MARKETS EQUITY
 Unit value                                     $   5.72            $  11.04
 Number of units outstanding (000s)                1,805               3,859
 EQ/PUTNAM GROWTH & INCOME VALUE
 Unit value                                     $  12.82            $  12.47
 Number of units outstanding (000s)               24,343              29,522
 EQ/PUTNAM INTERNATIONAL EQUITY
 Unit value                                     $  12.80            $  20.23
 Number of units outstanding (000s)               10,607              13,783
 EQ/PUTNAM INVESTORS GROWTH
 Unit value                                     $  16.61            $  21.35
 Number of units outstanding (000s)               10,072              17,154
--------------------------------------------------------------------------------

APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS


                                                                       --------
                                                                            B-1
--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Equitable Accumulator QP contract should discuss with their tax advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed minimum income benefit, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Equitable Accumulator QP contract or another annuity. Therefore, you should purchase an Equitable Accumulator QP contract to fund a plan for the contract's features and benefits other than tax deferral. This QP contract accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted.


Under defined benefit plans, we will not accept rollovers from a defined contribution plan to a defined benefit plan. We will only accept transfers from a defined benefit plan or a change of investment vehicles in the plan. Only one additional contribution may be made per contract year. For defined benefit plans, the maximum percentage of actuarial value of the plan participant/employee's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant/employee. Equitable Life does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit. If overfunding of a plan occurs, withdrawals from the QP contract may be required. A withdrawal charge and/or market value adjustment may apply.


Further, Equitable Life will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant/employee takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider whether the QP contract is an appropriate purchase for annuitants approaching or over age
70 1/2.


o The QP contract may not be an appropriate purchase for annuitants approaching or over age 70 1/2; and

o The guaranteed minimum income benefit under baseBUILDER may not be an appropriate feature for annuitants who are older than age 63 1/2 when the contract is issued.

Finally, because the method of purchasing the QP contract including the large initial contribution and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

APPENDIX III: MARKET VALUE ADJUSTMENT EXAMPLE


--------
 C-1
--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2001 to a fixed maturity option with a maturity date of February 15, 2010 (nine years later) at a hypothetical rate to maturity of 7.00%, resulting in a maturity value of $183,846 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2005.





------------------------------------------------------------------------------------------------------------------------------------
                                                                      HYPOTHETICAL ASSUMED
                                                                      RATE TO MATURITY ON
                                                                       FEBRUARY 15, 2005
                                                                        5.00%       9.00%
                                                                       -------     -------
 AS OF FEBRUARY 15, 2005 (BEFORE WITHDRAWAL)
(1) Market adjusted amount                                           $144,048    $ 119,487
(2) Fixed maturity amount                                            $131,080    $ 131,080
(3) Market value adjustment:
   (1) - (2)                                                         $ 12,968    $ (11,593)
 ON FEBRUARY 15, 2005 (AFTER WITHDRAWAL)
(4) Portion of market value adjustment associated with withdrawal:
   (3) x [$50,000/(1)]                                               $  4,501    $  (4,851)
(5) Reduction in fixed maturity amount:
   [$50,000 - (4)]                                                   $ 45,499    $  54,851
(6) Fixed maturity amount: (2) - (5)                                 $ 85,581    $  76,229
(7) Maturity value                                                   $120,032    $ 106,915
(8) Market adjusted amount of (7)                                    $ 94,048    $  69,487
------------------------------------------------------------------------------------------------------------------------------------


You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

APPENDIX IV: GUARANTEED MINIMUM DEATH BENEFIT EXAMPLE

                                                                       --------
                                                                            D-1
--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the guaranteed minimum death benefit.

The following illustrates the guaranteed minimum death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the Alliance Money Market option or the fixed maturity options), no additional contributions, no transfers and no withdrawals, and no loans under a Rollover TSA contract, the guaranteed minimum death benefit for an annuitant age 45 would be calculated as follows:



------------------------------------------------------------------------------------------------------------------------------------
   END OF                          5% ROLL UP TO AGE 80      ANNUAL RATCHET TO AGE 80
 CONTRACT                          GUARANTEED MINIMUM         GUARANTEED MINIMUM
   YEAR         ACCOUNT VALUE       DEATH BENEFIT(1)             DEATH BENEFIT
 --------       -------------      --------------------      ------------------------
  1              $105,000             $  105,000(1)              $  105,000(3)
  2              $115,500             $  110,250(2)              $  115,500(3)
  3              $129,360             $  115,763(2)              $  129,360(3)
  4              $103,488             $  121,551(1)              $  129,360(4)
  5              $113,837             $  127,628(1)              $  129,360(4)
  6              $127,497             $  134,010(1)              $  129,360(4)
  7              $127,497             $  140,710(1)              $  129,360(4)
------------------------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We
are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


5% ROLL UP TO AGE 80
(1) At the end of contract year 1, and again at the end of contract years 4 through 7, the death benefit will be equal to the guaranteed minimum death benefit.

(2) At the end of contract years 2 and 3, the death benefit will be equal to the current account value since it is higher than the current guaranteed minimum death benefit.


ANNUAL RATCHET TO AGE 80
(3) At the end of contract years 1 through 3, the guaranteed minimum death benefit is equal to the current account value.

(4) At the end of contract years 4 through 7, the guaranteed minimum death benefit is equal to the guaranteed minimum death benefit at the end of the prior year since it is equal to or higher than the current account value.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                                        PAGE
Unit Values                                                                               2
Custodian and Independent Accountants                                                     3
Yield Information for the Alliance Money Market Option and Alliance High Yield Option     3
Financial Statements                                                                      5


HOW TO OBTAIN AN EQUITABLE ACCUMULATOR STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Equitable Accumulator
  P.O. Box 1547
  Secaucus, NJ 07096-1547

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


Please send me an Equitable Accumulator SAI for Separate Account No. 49 dated May 1, 2000.



------------------------------------------------------------------------------
Name:


------------------------------------------------------------------------------
Address:


------------------------------------------------------------------------------
City                                 State                 Zip



(SAI 1AMLF(05/00))

Equitable Accumulator(SM)
A combination variable and fixed deferred annuity contract

PROSPECTUS DATED MAY 1, 2000

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its portfolios.
--------------------------------------------------------------------------------


WHAT IS THE EQUITABLE ACCUMULATOR?

Equitable Accumulator is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, fixed maturity options, or the account for special dollar cost averaging ("investment options"). This contract may not currently be available in all states.

---------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
---------------------------------------------------------------------------
 o EQ/Aggressive Stock(1)            o J.P. Morgan Core Bond(3)
 o Alliance Common Stock             o Lazard Large Cap Value
 o Alliance High Yield               o Lazard Small Cap Value
 o Alliance Money Market             o Mercury Basic Value Equity(4)
 o EQ/Alliance Premier Growth        o Mercury World Strategy(5)
 o Alliance Small Cap Growth         o MFS Emerging Growth Companies
 o EQ/Alliance Technology(2)         o MFS Growth with Income
 o BT Equity 500 Index               o MFS Research
 o BT International Equity Index     o Morgan Stanley Emerging
 o BT Small Company Index                Markets Equity
 o Capital Guardian International    o EQ/Putnam Growth & Income
 o Capital Guardian Research             Value
 o Capital Guardian U.S. Equity      o EQ/Putnam International Equity
 o EQ/Evergreen                      o EQ/Putnam Investors Growth
 o EQ/Evergreen Foundation
---------------------------------------------------------------------------
 (1)   Formerly named "Alliance Aggressive Stock."
 (2)   May not be available in California.
 (3)   Formerly named "JPM Core Bond."
 (4)   Formerly named "Merrill Lynch Basic Value Equity."
 (5)   Formerly named "Merrill Lynch World Strategy."


You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of our Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate set by us. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING. This account also pays fixed interest at guaranteed rates.

TYPES OF CONTRACTS. We offer the contracts for use as:

o  A nonqualified annuity ("NQ") for after-tax contributions only.

o  An individual retirement annuity ("IRA"), either traditional IRA or Roth
   IRA.

   We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

o An annuity that is an investment vehicle for a qualified defined contribution or defined benefit plan ("QP").

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") - ("Rollover TSA").

A contribution of at least $5,000 is required to purchase an NQ, Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contract. For Flexible Premium IRA or Flexible Premium Roth IRA contracts, we require a contribution of $2,000 to purchase a contract.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2000 is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


72076
2000 PORTFOLIO

2

Contents of this prospectus
--------------------------------------------------------------------------------

EQUITABLE ACCUMULATOR(SM)

---------------------------------------------------------------
Index of key words and phrases                                4
Who is Equitable Life?                                        5
How to reach us                                               6
Equitable Accumulator at a glance - key features              8

---------------------------------------------------------------
FEE TABLE                                                    11
---------------------------------------------------------------
Examples                                                     14

---------------------------------------------------------------
1 CONTRACT FEATURES AND BENEFITS                             16
---------------------------------------------------------------
How you can purchase and contribute to your contract         16
Owner and annuitant requirements                             22
How you can make your contributions                          22
What are your investment options under the contract?         22
Allocating your contributions                                26
Your benefit base                                            28
Annuity purchase factors                                     28
Our baseBUILDER option                                       28
Guaranteed minimum death benefit                             30
Your right to cancel within a certain number of days         31

---------------------------------------------------------------
2 DETERMINING YOUR CONTRACT'S VALUE                          32
---------------------------------------------------------------
Your account value and cash value                            32
Your contract's value in the variable investment options     32
Your contract's value in the fixed maturity options          32
Your contract's value in the account for special dollar
   cost averaging                                            32


--------------------------------------------------------------------------------
"We," "our," and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

3
--------------------------------------------------------------------------------


------------------------------------------------------------------
3 TRANSFERRING YOUR MONEY AMONG
   INVESTMENT OPTIONS                                           33
------------------------------------------------------------------
Transferring your account value                                 33
Market Timing                                                   33
Rebalancing your account value                                  33

------------------------------------------------------------------
4 ACCESSING YOUR MONEY                                          35
------------------------------------------------------------------
Withdrawing your account value                                  35
How withdrawals are taken from your account value               36
How withdrawals affect your guaranteed minimum
   income benefit and guaranteed minimum death
   benefit                                                      36
Loans under Rollover TSA contracts                              37
Surrendering your contract to receive its cash value            38
When to expect payments                                         38
Your annuity payout options                                     38

------------------------------------------------------------------
5 CHARGES AND EXPENSES                                          42
------------------------------------------------------------------
Charges that Equitable Life deducts                             42
Charges that EQ Advisors Trust deducts                          44
Group or sponsored arrangements                                 45
Other distribution arrangements                                 45

------------------------------------------------------------------
6 PAYMENT OF DEATH BENEFIT                                      46
------------------------------------------------------------------
Your beneficiary and payment of benefit                         46
How death benefit payment is made                               47
Beneficiary continuation option                                 47

------------------------------------------------------------------
7 TAX INFORMATION                                               49
------------------------------------------------------------------
Overview                                                        49
Transfers among investment options                              49
Taxation of nonqualified annuities                              49
Individual retirement arrangements (IRAs)                       51
Special rules for nonqualified contracts in qualified plans     61
Tax-Sheltered Annuity contracts (TSAs)                          61
Federal and state income tax withholding and
   information reporting                                        66
Impact of taxes to Equitable Life                               67

------------------------------------------------------------------
8 MORE INFORMATION                                              68
------------------------------------------------------------------
About our Separate Account No. 49                               68
About EQ Advisors Trust                                         68
About our fixed maturity options                                69
About the general account                                       70
About other methods of payment                                  70
Dates and prices at which contract events occur                 71
About your voting rights                                        72
About legal proceedings                                         73
About our independent accountants                               73
Financial statements                                            73
Transfers of ownership, collateral assignments, loans,
   and borrowing                                                73
Distribution of the contracts                                   73

------------------------------------------------------------------
9 INVESTMENT PERFORMANCE                                        75
------------------------------------------------------------------
Benchmarks                                                      75
Communicating performance data                                  84

------------------------------------------------------------------
10 INCORPORATION OF CERTAIN DOCUMENTS BY
    REFERENCE                                                   86
------------------------------------------------------------------


------------------------------------------------------------------
APPENDICES
------------------------------------------------------------------
I - Purchase considerations for QP contracts                   A-1
II - Market value adjustment example                           B-1
III - Guaranteed minimum death benefit example                 C-1
------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
   TABLE OF CONTENTS
------------------------------------------------------------------

4

Index of key words and phrases
--------------------------------------------------------------------------------
This index should help you locate more information on the terms used in this prospectus.

                                            PAGE
  account for special dollar cost
    averaging                                26
  account value                              32
  annuitant                                  16
  annuity payout options                     37
  baseBUILDER                                28
  beneficiary                                46
  benefit base                               28
  business day                               71
  cash value                                 32
  conduit IRA                                55
  contract date                              10
  contract date anniversary                  10
  contract year                              10
  contributions to Roth IRAs                 58
    regular contributions                    58
    rollover and direct transfers            59
    conversion contributions                 60
  contributions to traditional IRAs          52
    regular contributions                    52
    rollover (rollover)s and transfers       53
  EQAccess                                    6
  ERISA                                      37
  fixed maturity options                     24
  Flexible Premium IRA                     cover
  Flexible Premium Roth IRA                cover
  guaranteed minimum death benefit           30
  guaranteed minimum income benefit          29
  IRA                                        49
  IRS                                        49
  investment options                         22
  loan reserve account                       37
  market adjusted amount                     24
  market value adjustment                    25
  maturity value                             25
  NQ                                       cover
  participant                                22
  portfolio                                cover
  processing office                           6
  QP                                         60
  rate to maturity                           24
  Required Beginning Date                    56
  Rollover IRA                             cover
  Rollover TSA                             cover
  Roth Conversion IRA                      cover
  Roth IRA                                   58
  SAI                                      cover
  SEC                                      cover
  TOPS                                        6
  TSA                                        61
  traditional IRA                            51
  unit                                       32
  variable investment options                22


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your registered representative can provide further explanation about your contract.


-------------------------------------------------------------------------------
  PROSPECTUS                    CONTRACT OR SUPPLEMENTAL MATERIALS
-------------------------------------------------------------------------------
  fixed maturity options        Guarantee Periods (Guaranteed Fixed
                                Interest Accounts in supplemental materials)
  variable investment options   Investment Funds
  account value                 Annuity Account Value
  rate to maturity              Guaranteed Rates
  unit                          Accumulation Unit
  baseBuilder                   Guaranteed Minimum Income Benefit
-------------------------------------------------------------------------------

5

Who is Equitable Life?
--------------------------------------------------------------------------------

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $462.7 billion in assets as of December 31, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

6
--------------------------------------------------------------------------------

HOW TO REACH US

You may communicate with our processing office as listed below for any of the following purposes:

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator
P.O. Box 13014
Newark, NJ 07188-0014

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator
P.O. Box 1547
Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094

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REPORTS WE PROVIDE:
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o  written confirmation of financial transactions;

o statement of your contract values at the close of each calendar quarter (four per year); and

o annual statement of your contract values as of the close of the contract year.

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TELEPHONE OPERATED PROGRAM SUPPORT
("TOPS") AND EQACCESS SYSTEMS:
--------------------------------------------------------------------------------

TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o  your current account value;


o your current allocation percentages (anticipated to be available through EQAccess by the end of 2000);


o  the number of units you have in the variable investment options;


o  rates to maturity for the fixed maturity options;

o  the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).


You can also:


o change your allocation percentages and/or transfer among the investment options (anticipated to be available through EQAccess by the end of 2000);


o change your TOPS personal identification number (PIN) (not available through EQAccess); and

o  change your EQAccess password (not available through TOPS).


TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use EQAccess by visiting our Web site at http://www.equitable.com and clicking on EQAccess. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal

7
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identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you are engaged in a market timing strategy (see "Market Timing" in "Transferring your money among investment options").


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CUSTOMER SERVICE REPRESENTATIVE:
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You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your registered representative;

(2) conversion of a traditional IRA to a Roth Conversion IRA or Flexible Premium Roth IRA contract;

(3) election of the automatic investment program;

(4) election of the rebalancing program;

(5) requests for loans under Rollover TSA contracts;

(6) spousal consent for loans under Rollover TSA contracts;

(7) tax withholding election; and

(8) election of the beneficiary continuation option.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF
REQUESTS:

(1) address changes;

(2) beneficiary changes;

(3) transfers between investment options; and

(4) contract surrender and withdrawal requests.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) automatic investment program;

(2) general dollar cost averaging;

(3) rebalancing;

(4) special dollar cost averaging;

(5) substantially equal withdrawals;

(6) systematic withdrawals; and

(7) the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

8

Equitable Accumulator at a glance - key features
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PROFESSIONAL                    Equitable Accumulator's variable investment options invest in different portfolios managed by
INVESTMENT                      professional investment advisers.
MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY                  o 10 fixed maturity options with maturities ranging from approximately 1 to 10 years.
OPTIONS                         o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                                ----------------------------------------------------------------------------------------------------
                                If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. This may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment may also apply.
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ACCOUNT FOR SPECIAL DOLLAR      Available for dollar cost averaging all or a portion of any eligible contribution to your contract.
COST AVERAGING
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TAX ADVANTAGES                  o On earnings inside the       No tax on any dividends, interest or capital gains until you
                                  contract                     make withdrawals from your contract or receive annuity
                                                               payments.

                                ----------------------------------------------------------------------------------------------------
                                o On transfers inside the      No tax on transfers among investment options.
                                  contract
                                ----------------------------------------------------------------------------------------------------
                                If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code, you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide necessary or additional benefits.
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BASEBUILDER(R)                  baseBUILDER combines a guaranteed minimum income benefit with the guaranteed minimum
PROTECTION                      death benefit provided under the contract. The guaranteed minimum income benefit provides income protection for you while the annuitant lives. The guaranteed minimum death benefit provides a death benefit for the beneficiary should the annuitant die.
------------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS            o NQ, Rollover IRA, Roth Conversion IRA, QP, and Rollover TSA contracts

                                  o Initial minimum:         $5,000

                                  o Additional minimum:      $1,000
                                                             $100 monthly and $300 quarterly under our automatic
                                                             investment program (NQ contracts)
                               -----------------------------------------------------------------------------------------------------
                               o Flexible Premium IRA and Flexible Premium Roth IRA contracts

                                 o Initial minimum:           $2,000

                                 o Additional minimum:        $50 ($50 under our automatic investment program)
                               -----------------------------------------------------------------------------------------------------
                               Maximum contribution limitations may apply.
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9
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ACCESS TO YOUR MONEY  o Lump sum withdrawals

                      o Several withdrawal options on a periodic basis

                      o Loans under Rollover TSA contracts

                      o Contract surrender

                      You may incur a withdrawal charge for certain withdrawals
                      or if you surrender your contract. You may also incur
                      income tax and a tax penalty.
--------------------------------------------------------------------------------
PAYOUT OPTIONS        o Fixed annuity payout options

                      o Variable Immediate Annuity payout options

                      o Income Manager(R) payout options
--------------------------------------------------------------------------------
ADDITIONAL FEATURES   o Guaranteed minimum death benefit even if you do not
                        elect baseBUILDER

                      o Dollar cost averaging

                      o Automatic investment program

                      o Account value rebalancing (quarterly, semiannually, and
                        annually)

                      o Free transfers

                      o Waiver of withdrawal charge for disability, terminal
                        illness, or confinement to a nursing home
--------------------------------------------------------------------------------
FEES AND CHARGES      o Daily charges on amounts invested in the variable
                        investment options for mortality and expense risks,
                        administrative charges and distribution charges
                        at a current annual rate of 1.55% (1.65% maximum).

                      o Annual 0.30% benefit base charge for the optional
                        baseBUILDER benefit until you exercise your guaranteed minimum income benefit, elect another annuity payout option or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The benefit base is described under "Your benefit base" in "Contract features and benefits." If you do not elect baseBUILDER you still receive a guaranteed minimum death benefit under your contract at no additional charge.

                      o Under Flexible Premium IRA and Flexible Premium Roth
                        IRA contracts, if your account value at the end of the contract year is less than $25,000, we deduct an annual administrative charge equal to $30 or during the first two contract years 2% of your account value, if less. If your account value is $25,000 or more, we will not deduct the charge.

                      o No sales charge deducted at the time you make
                        contributions.

                      o During the first seven contract years following a
                        contribution, a charge will be deducted from amounts
                        that you withdraw that exceed 15% of your account value.
                        We use the account value on the most recent contract
                        date anniversary to calculate this 15% amount available.
                        The charge begins at 7% in the first contract year
                        following a contribution. It declines by 1% each year to
                        1% in the seventh contract year. There is no withdrawal
                        charge in the eighth and later contract years following
                        a contribution. In addition there is no withdrawal
                        charge if the annuitant is age 86 or older when the
                        contract is issued. Certain other exemptions apply.
--------------------------------------------------------------------------------

10
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                      ---------------------------------------------------------
FEES AND              The "contract date" is the effective date of a contract.
CHARGES (CONTINUED)   This usually is the business day we receive the property
                      completed and signed application, along with any other
                      required documents and your initial contribution. Your
                      contract date will be shown in your contract. The
                      12-month period beginning on your contract date and each
                      12-month period after that date is a "contract year."
                      The end of each 12-month period is your "contract date
                      anniversary."
                      ---------------------------------------------------------
                      o We deduct a charge designed to approximate certain
                        taxes that may be imposed on us such as premium taxes in
                        your state. This charge is generally deducted from the
                        amount applied to an annuity payout option.

                      o We deduct a $350 annuity administrative fee from
                        amounts applied to the Variable Immediate Annuity payout options.

                      o Annual expenses of EQ Advisors Trust portfolios are
                        calculated as a percentage of the average daily net
                        assets invested in each portfolio. These expenses
                        include management fees ranging from 0.25% to 1.15%
                        annually, 12b-1 fees of 0.25% annually, and other
                        expenses.
--------------------------------------------------------------------------------
ANNUITANT ISSUE AGES   NQ: 0-90
                       Rollover IRA, Roth Conversion IRA, Flexible Premium Roth
                       IRA, and Rollover TSA: 20-90
                       Flexible Premium IRA: 20-70
                       QP: 20-75
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THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your registered representative, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your registered representative can show you information regarding other Equitable Life annuity contracts that he or she distributes. You can also contact us to find out more about any of the Equitable Life annuity contracts.

11

Fee table
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The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the portfolios that you will bear indirectly. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.


The fixed maturity options and the account for special dollar cost averaging are not covered by the fee table and examples. However, the annual administrative charge and the withdrawal charge do apply to the fixed maturity options and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.


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CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN
ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Mortality and expense risks (1)                                                        1.10%
Administrative                                                                         0.25% current (0.35% maximum)
Distribution                                                                           0.20%
                                                                                       -----
Total annual expenses                                                                  1.55% current (1.65% maximum)
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FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY:
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge
 If your account value on a contract date anniversary is less than $25,000(2)          $30
 If your account value on a contract date anniversary is $25,000 or more               $0
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CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------
Withdrawal charge as a percentage of contributions (deducted if you surrender your    Contract
contract or make certain withdrawals. The withdrawal charge percentage we use is        year
determined by the contract year in which you make the withdrawal or surrender your       1 .................... 7.00%
contract. For each contribution, we consider the contract year in which we receive       2 .................... 6.00%
that contribution to be "contract year 1")(3)                                            3 .................... 5.00%
                                                                                         4 .................... 4.00%
                                                                                         5 .................... 3.00%
                                                                                         6 .................... 2.00%
                                                                                         7 .................... 1.00%
                                                                                         8+ ................... 0.00%
Charge if you elect a Variable Immediate Annuity payout option                         $350
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CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE OPTIONAL BENEFIT
------------------------------------------------------------------------------------------------------------------------
baseBUILDER benefit charge (calculated as a percentage of the benefit base.
Deducted annually on each contract date anniversary)(4)                                0.30%
------------------------------------------------------------------------------------------------------------------------

12
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EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)


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                                                                                                         TOTAL
                                                                                      OTHER             ANNUAL
                                                                                    EXPENSES           EXPENSES
                                              MANAGEMENT                         (AFTER EXPENSE     (AFTER EXPENSE
                                               FEES(5)         12B-1 FEES(6)     LIMITATION)(7)     LIMITATION)(8)
------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.60%             0.25%               0.04%             0.89%
Alliance Common Stock                            0.46%             0.25%               0.04%             0.75%
Alliance High Yield                              0.60%             0.25%               0.05%             0.90%
Alliance Money Market                            0.34%             0.25%               0.05%             0.64%
EQ/Alliance Premier Growth                       0.90%             0.25%               0.00%             1.15%
Alliance Small Cap Growth                        0.75%             0.25%               0.07%             1.07%
EQ/Alliance Technology                           0.90%             0.25%               0.00%             1.15%
BT Equity 500 Index                              0.25%             0.25%               0.10%             0.60%
BT International Equity Index                    0.35%             0.25%               0.40%             1.00%
BT Small Company Index                           0.25%             0.25%               0.25%             0.75%
Capital Guardian International                   0.85%             0.25%               0.10%             1.20%
Capital Guardian Research                        0.65%             0.25%               0.05%             0.95%
Capital Guardian U.S. Equity                     0.65%             0.25%               0.05%             0.95%
EQ/Evergreen                                     0.65%             0.25%               0.05%             0.95%
EQ/Evergreen Foundation                          0.60%             0.25%               0.10%             0.95%
J.P. Morgan Core Bond                            0.45%             0.25%               0.10%             0.80%
Lazard Large Cap Value                           0.65%             0.25%               0.05%             0.95%
Lazard Small Cap Value                           0.75%             0.25%               0.10%             1.10%
MFS Emerging Growth Companies                    0.65%             0.25%               0.10%             1.00%
MFS Growth with Income                           0.60%             0.25%               0.10%             0.95%
MFS Research                                     0.65%             0.25%               0.05%             0.95%
Mercury Basic Value Equity                       0.60%             0.25%               0.10%             0.95%
Mercury World Strategy                           0.70%             0.25%               0.25%             1.20%
Morgan Stanley Emerging Markets Equity           1.15%             0.25%               0.35%             1.75%
EQ/Putnam Growth & Income Value                  0.60%             0.25%               0.10%             0.95%
EQ/Putnam International Equity                   0.85%             0.25%               0.15%             1.25%
EQ/Putnam Investors Growth                       0.65%             0.25%               0.05%             0.95%
------------------------------------------------------------------------------------------------------------------


----------

Notes:


(1) A portion of this charge is for providing the guaranteed minimum death benefit.

(2) During the first two contract years this charge is equal to the lesser of $30 or 2% of your account value if it applies. Thereafter, the charge is $30 for each contract year.

(3) Deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount and upon surrender of a contract.

(4) This charge is for providing a guaranteed minimum income benefit in combination with the guaranteed minimum death benefit available under the contract. The benefit base is described under "Your benefit base" in "Contract features and benefits."


(5) The management fees shown reflect revised management fees, effective on or about May 1, 2000, which were approved by shareholders. The management fees shown for EQ/Putnam Growth and Income and Lazard Large Cap Value do not reflect the waiver of a portion of each of these portfolio's investment management fees that are currently in effect. The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders.

13
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(6) Portfolio shares are all subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts. Prior to October 18, 1999, the total annual expenses for the Alliance Small Cap Growth portfolio were limited to 1.20% under an expense limitation arrangement related to that portfolio's Rule 12b-1 Plan. The arrangement is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1999, absent the expense limitation agreement.


(7) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (8) for any expense limitation agreements.

      On October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth and EQ/Alliance Technology) became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred had these portfolios been portfolios of EQ Advisors Trust for the entire year ended December 31, 1999. The restated expenses reflect an increase of 0.01% for each of these portfolios.

(8) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses, and 12b-1 fees) are limited as a percentage of the average daily net assets of the following portfolios: 1.75% for Morgan Stanley Emerging Markets Equity; 1.25% for EQ/Putnam International Equity; 1.20% for Mercury World Strategy and Capital Guardian International; 1.15% for EQ/Alliance Premier Growth and EQ/Alliance Technology; 1.10% for Lazard Small Cap Value; 1.00% for BT International Equity Index and MFS Emerging Growth Companies; 0.95% for Capital Guardian U.S. Equity, Capital Guardian Research, EQ/Evergreen, EQ/Evergreen Foundation, Lazard Large Cap Value, MFS Growth with Income, MFS Research, Mercury Basic Value Equity, EQ/Putnam Growth & Income Value and EQ/Putnam Investors Growth; 0.80% for J.P. Morgan Core Bond; 0.75% for BT Small Company Index; and 0.60% for BT Equity 500 Index. The expense limitations for the EQ/Alliance Premier Growth, BT Equity 500 Index, J.P. Morgan Core Bond, MFS Growth with Income, MFS Research, MFS Emerging Growth Companies, Mercury Basic Value Equity and EQ/Putnam International Equity portfolios reflect an increase effective on May 1, 2000. The expense limitation for the EQ/Evergreen portfolio reflects a decrease effective on May 1, 2000.

      Absent the expense limitation, the "Other Expenses" for 1999 on an annualized basis for each of the portfolios would have been as follows:
      1.00% for Morgan Stanley Emerging Markets Equity; 0.10% for EQ/Alliance Technology; 0.23% for EQ/Alliance Premier Growth; 0.32% for EQ/Putnam International Equity; 0.46% for Mercury World Strategy; 0.66% for Capital Guardian International; 0.26% for Lazard Small Cap Value; 0.49% for BT International Equity Index; 0.17% for MFS Emerging Growth Companies; 0.34% for Capital Guardian U.S. Equity; 0.47% for Capital Guardian Research; 1.87% for EQ/Evergreen; 1.07% for EQ/Evergreen Foundation; 0.21% for Lazard Large Cap Value; 0.37% for MFS Growth with Income; 0.17% for MFS Research; 0.17% for Mercury Basic Value Equity; 0.16% for EQ/Putnam Growth & Income Value; 0.19% for EQ/Putnam Investors Growth; 0.20% for J.P. Morgan Core Bond; 0.71% for BT Small Company Index; and 0.18% for BT Equity 500 Index. Initial seed capital was invested on April 30, 1999 for the EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International portfolios and will be invested on or about May 1, 2000 for the EQ/Alliance Technology portfolio and therefore expenses have been estimated.

      Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.

14
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EXAMPLES


The examples below show the expenses that a hypothetical contract owner (who has purchased a Flexible Premium IRA or Flexible Premium Roth IRA contract and elected baseBUILDER) would pay in the situations illustrated. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) The annual administrative charge is based on the charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $0.14 per $1,000. Since the annual administrative charge only applies under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the charges shown in the examples would be lower for NQ, Rollover IRA, Roth Conversion IRA, QP, and Rollover TSA contracts. Other than as indicated above, the charges used in the examples are the maximum charges rather than the lower current charges.


These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


                                       IF YOU SURRENDER YOUR CONTRACT AT THE END        IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                          OF EACH PERIOD SHOWN, THE EXPENSES               THE END OF EACH PERIOD SHOWN, THE
                                                       WOULD BE:                                   EXPENSES WOULD BE:
                                       ---------------------------------------------  ---------------------------------------------
                                         1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR    3 YEARS     5 YEARS     10 YEARS
                                       ---------- ----------- ----------- ----------  ---------- ---------- ----------- -----------
Alliance Money Market                   $  94.08    $ 130.37    $ 169.59   $ 301.50     $ 24.08  $  80.37     $ 139.59    $ 301.50
Alliance High Yield                     $  96.81    $ 138.52    $ 183.10   $ 328.02     $ 26.81  $  88.52     $ 153.10    $ 328.02
Alliance Common Stock                   $  95.24    $ 133.82    $ 175.32   $ 312.81     $ 25.24  $  83.82     $ 145.32    $ 312.81
EQ/Aggressive Stock                     $  96.71    $ 138.21    $ 182.58   $ 327.01     $ 26.71  $  88.21     $ 152.58    $ 327.01
Alliance Small Cap Growth               $  98.60    $ 143.83    $ 191.86   $ 344.98     $ 28.60  $  93.83     $ 161.86    $ 344.98
EQ/Alliance Technology                  $  99.54    $ 146.63    $ 196.46   $ 353.84     $ 29.54  $  96.63     $ 166.46    $ 353.84
EQ/Alliance Premier Growth              $ 100.59    $ 149.74    $ 201.56   $ 363.58     $ 30.59  $  99.74     $ 171.56    $ 363.58
BT Equity 500 Index                     $  93.77    $ 129.42    $ 168.02   $ 298.40     $ 23.77  $  79.42     $ 138.02    $ 298.40
BT Small Company Index                  $  95.34    $ 134.13    $ 175.84   $ 313.83     $ 25.34  $  84.13     $ 145.84    $ 313.83
BT International Equity Index           $  97.97    $ 141.96    $ 188.77   $ 339.03     $ 27.97  $  91.96     $ 158.77    $ 339.03
Capital Guardian U.S. Equity            $  97.44    $ 140.39    $ 186.20   $ 334.04     $ 27.44  $  90.39     $ 156.20    $ 334.04
Capital Guardian Research               $  97.44    $ 140.39    $ 186.20   $ 334.04     $ 27.44  $  90.39     $ 156.20    $ 334.04
Capital Guardian International          $ 100.07    $ 148.18    $ 199.02   $ 358.72     $ 30.07  $  98.18     $ 169.02    $ 358.72
EQ/Evergreen                            $  97.44    $ 140.39    $ 186.20   $ 334.04     $ 27.44  $  90.39     $ 156.20    $ 334.04
EQ/Evergreen Foundation                 $  97.44    $ 140.39    $ 186.20   $ 334.04     $ 27.44  $  90.39     $ 156.20    $ 334.04
J.P. Morgan Core Bond                   $  95.87    $ 135.70    $ 178.44   $ 318.92     $ 25.87  $  85.70     $ 148.44    $ 318.92
Lazard Large Cap Value                  $  97.44    $ 140.39    $ 186.20   $ 334.04     $ 27.44  $  90.39     $ 156.20    $ 334.04
Lazard Small Cap Value                  $  99.02    $ 145.07    $ 193.91   $ 348.92     $ 29.02  $  95.07     $ 163.91    $ 348.92
MFS Growth with Income                  $  97.44    $ 140.39    $ 186.20   $ 334.04     $ 27.44  $  90.39     $ 156.20    $ 334.04
MFS Research                            $  97.44    $ 140.39    $ 186.20   $ 334.04     $ 27.44  $  90.39     $ 156.20    $ 334.04
MFS Emerging Growth Companies           $  97.97    $ 141.96    $ 188.77   $ 339.03     $ 27.97  $  91.96     $ 158.77    $ 339.03
Mercury Basic Value Equity              $  97.44    $ 140.39    $ 186.20   $ 334.04     $ 27.44  $  90.39     $ 156.20    $ 334.04
Mercury World Strategy                  $ 100.07    $ 148.18    $ 199.02   $ 358.72     $ 30.07  $  98.18     $ 169.02    $ 358.72
Morgan Stanley Emerging Markets Equity  $ 105.84    $ 165.17    $ 226.73   $ 410.83     $ 35.84  $ 115.17     $ 196.73    $ 410.83
EQ/Putnam Growth & Income Value         $  97.44    $ 140.39    $ 186.20   $ 334.04     $ 27.44  $  90.39     $ 156.20    $ 334.04
EQ/Putnam Investors Growth              $  98.49    $ 143.51    $ 191.34   $ 343.99     $ 28.49  $  93.51     $ 161.34    $ 343.99
EQ/Putnam International Equity          $ 100.59    $ 149.74    $ 201.56   $ 363.58     $ 30.59  $  99.74     $ 171.56    $ 363.58


----------
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of payments under an annuity payout option. See "Accessing your money."

15
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IF YOU ELECT A VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued (see note (1) above), and you elect a Variable Immediate Annuity payout option, the expenses shown in the example for "if you do not surrender your contract" would, in each case, be increased by $4.34 based on the average amount applied to annuity payout options in 1999. See "Annuity administrative fee" in "Charges and expenses."

16

1 Contract features and benefits
--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We require a minimum contribution amount for each type of contract purchased. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.
------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
------------------------------------------------------------------------------

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            AVAILABLE
CONTRACT    FOR ANNUITANT       MINIMUM                                            LIMITATIONS ON
TYPE        ISSUE AGES          CONTRIBUTIONS           SOURCE OF CONTRIBUTIONS    CONTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
 NQ         o 0 through 90      o $5,000 (initial)      o After-tax money.         o For annuitants up to
                                                                                     age 83 at contract
            o 0 through 85 in   o $1,000 (additional)   o Paid to us by check or     issue, additional
              New York and                                transfer of contract       contributions may be
              Pennsylvania                                value in a tax-deferred    made up to age 84.
                                                          exchange under
                                                          Section 1035 of the      o For annuitants age 84
                                                          Internal Revenue Code.     and older at contract
                                                                                     issue additional
                                                                                     contributions may be
                                                                                     made up to one year
                                                                                     beyond the annuitant's
                                                                                     issue age.
-----------------------------------------------------------------------------------------------------------

17
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-------------------------------------------------------------------------------------------------------------------
               AVAILABLE
CONTRACT       FOR ANNUITANT        MINIMUM                                            LIMITATIONS ON
TYPE           ISSUE AGES           CONTRIBUTIONS           SOURCE OF CONTRIBUTIONS    CONTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------
 Rollover IRA  o 20 through 90      o $5,000 (initial)      o Rollovers from a         o For annuitants up to
                                                              qualified plan.            age 83 at contract
               o 20 through 85 in   o $1,000 (additional)                                issue, additional
                 New York and                               o Rollovers from a TSA.      contributions may be
                 Pennsylvania                                                            made up to age 84.
                                                            o Rollovers from another
                                                              traditional individual   o For annuitants age 84
                                                              retirement                 and older at contract
                                                              arrangement.               issue additional
                                                                                         contributions may be
                                                            o Direct                     made up to one year
                                                              custodian-to-custodian     beyond your issue age.
                                                              transfers from another
                                                              traditional individual   o Contributions after
                                                              retirement                 age 70 1/2 must be net
                                                              arrangement.               of required minimum
                                                                                         distributions.
                                                            o Regular IRA
                                                              contributions            o Regular IRA
                                                                                         contributions limited to
                                                                                         $2,000 per year.

                                                                                       o Although we accept
                                                                                         regular IRA
                                                                                         contributions under
                                                                                         rollover IRA contracts,
                                                                                         we intend that this
                                                                                         contract be used for
                                                                                         rollover and direct
                                                                                         transfer contributions.
                                                                                         Please refer to
                                                                                         "Withdrawals,
                                                                                         payments and transfer
                                                                                         of funds out of
                                                                                         traditional IRAs" in
                                                                                         "Tax information" for a
                                                                                         discussion of conduit
                                                                                         IRAs.

-------------------------------------------------------------------------------------------------------------------

18
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----------------------------------------------------------------------------------------------------------------------------
                 AVAILABLE
CONTRACT         FOR ANNUITANT         MINIMUM                                                LIMITATIONS ON
TYPE             ISSUE AGES            CONTRIBUTIONS               SOURCE OF CONTRIBUTIONS    CONTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
 Roth            o 20 through 90       o $5,000 (initial)          o Rollovers from another   o For annuitants up to
 Conversion IRA                                                      Roth IRA.                  age 83 at contract
                 o 20 through 85 in    o $1,000 (additional)                                    issue, additional
                   New York and                                    o Conversion rollovers       contributions may be
                   Pennsylvania                                      from a traditional IRA.    made up to age 84.

                                                                   o Direct transfers from    o For annuitants age 84
                                                                     another Roth IRA.          and older at contract
                                                                                                issue additional
                                                                                                contributions may be
                                                                                                made up to one year
                                                                                                beyond your issue age.

                                                                                              o Conversion rollovers
                                                                                                after age 70 1/2 must be
                                                                                                net of required
                                                                                                minimum distributions
                                                                                                for the traditional IRA
                                                                                                you are rolling over.

                                                                                              o You cannot roll over
                                                                                                funds from a traditional
                                                                                                IRA if your adjusted
                                                                                                gross income is
                                                                                                $100,000 or more.

                                                                                              o Regular contributions
                                                                                                are not permitted.

                                                                                              o Only rollover and direct
                                                                                                transfer contributions
                                                                                                are permitted.
----------------------------------------------------------------------------------------------------------------------------

19
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--------------------------------------------------------------------------------------------------------------------------
                 AVAILABLE
CONTRACT         FOR ANNUITANT        MINIMUM                                                 LIMITATIONS ON
TYPE             ISSUE AGES           CONTRIBUTIONS            SOURCE OF CONTRIBUTIONS        CONTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
 Rollover TSA    o 20 through 90      o $5,000 (initial)       o Rollovers from another       o For annuitants up to
                                                                 TSA contract or                age 83 at contract
                 o 20 through 85 in   o $1,000 (additional)      arrangement.                   issue, additional
                   New York and                                                                 contributions may be
                   Pennsylvania                                o Rollovers from a               made up to age 84.
                                                                 traditional IRA which
                                                                 was a "conduit" for          o For annuitants age 84
                                                                 TSA funds previously           and older at contract
                                                                 rolled over.                   issue additional
                                                                                                contributions may be
                                                               o Direct transfers from          made up to one year
                                                                 another contract or            beyond your issue age.
                                                                 arrangement under
                                                                 Section 403(b) of the        o Contributions after
                                                                 Internal Revenue Code,         age 70 1/2 must be net
                                                                 complying with IRS             of required minimum
                                                                 Revenue Ruling 90-24.          distributions.

                                                                                              o Employer-remitted
                                                                                                contributions are not
                                                                                                permitted.
This contract may not be available in your state.
--------------------------------------------------------------------------------------------------------------------------
QP               20 through 75        o $5,000 (initial)       o Only transfer                o Regular ongoing
                                                                 contributions from an          payroll contributions
                                      o $1,000 (additional)      existing qualified plan        are not permitted.
                                                                 trust as a change of
                                                                 investment vehicle           o Only one additional
                                                                 under the plan.                contribution may be
                                                                                                made during a contract
                                                               o The plan must be               year.
                                                                 qualified under Section
                                                                 401(a) of the Internal       o No additional transfer
                                                                 Revenue Code.                  contributions after
                                                                                                age 76.
                                                               o For 401(k) plans,
                                                                 transferred                  o For defined benefit
                                                                 contributions may only         plans, employee
                                                                 include employee               contributions are not
                                                                 pre-tax contributions.         permitted.

                                                                                              o Contributions after age
                                                                                                70 1/2 must be net of
                                                                                                any required minimum
                                                                                                distributions.
Please refer to Appendix I for a discussion of purchase considerations of QP contracts.
--------------------------------------------------------------------------------------------------------------------------

20
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---------------------------------------------------------------------------------------------------------------
              AVAILABLE
CONTRACT      FOR ANNUITANT   MINIMUM                                               LIMITATIONS ON
TYPE          ISSUE AGES      CONTRIBUTIONS              SOURCE OF CONTRIBUTIONS    CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
 Flexible     20 through 70   o $2,000 (initial)         o "Regular" traditional    o No regular IRA
 Premium IRA                                               IRA contributions.         contributions in the
                              o $50 (additional after                                 calendar year you turn
                                the first contract year) o Rollovers from a           age 70 1/2 and
                                                           qualified plan.            thereafter.

                                                         o Rollovers from a TSA.    o Total regular
                                                                                      contributions may not
                                                         o Rollovers from another     exceed $2,000 for a
                                                           traditional individual     year.
                                                           retirement
                                                           arrangement.             o No additional rollover
                                                                                      or direct transfer
                                                         o Direct custodian-          contributions after
                                                           to-custodian transfers     age 71.
                                                           from another
                                                           traditional individual   o Rollover and direct
                                                           retirement                 transfer contributions
                                                           arrangement.               after age 70 1/2 must
                                                                                      be net of required
                                                                                      minimum distributions.

                                                                                    o Although we accept
                                                                                      rollover and direct
                                                                                      transfer contributions
                                                                                      under the Flexible
                                                                                      Premium IRA contract,
                                                                                      we intend that this
                                                                                      contract be used for
                                                                                      ongoing regular
                                                                                      contributions. Please
                                                                                      refer to "Withdrawals,
                                                                                      payments and transfers
                                                                                      of funds out of
                                                                                      traditional IRAs" in
                                                                                      "Tax information" for a
                                                                                      discussion of conduit
                                                                                      IRAs.
---------------------------------------------------------------------------------------------------------------

-----
 21
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
CONTRACT       FOR ANNUITANT        MINIMUM                                                   LIMITATIONS ON
TYPE           ISSUE AGES           CONTRIBUTIONS                  SOURCE OF CONTRIBUTIONS    CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
 Flexible      o 20 through 90      o $2,000 (initial)             o Regular after-tax        o For annuitants up to
 Premium Roth                                                        contributions.             age 83 at contract
 IRA           o 20 through 85 in   o $50 (additional after                                     issue, additional
                 New York and         the first contract year)     o Rollovers from another     contributions may be
                 Pennsylvania                                        Roth IRA.                  made up to age 84.

                                                                   o Conversion rollovers     o For annuitants age 84
                                                                     from a traditional IRA.    and older at contract
                                                                                                issue additional
                                                                   o Direct transfers from      contributions may be
                                                                     another Roth IRA.          made up to one year
                                                                                                beyond your issue age.

                                                                                              o Contributions are
                                                                                                subject to income limits
                                                                                                and other tax rules. See
                                                                                                "Contributions to Roth
                                                                                                IRAs" in "Tax
                                                                                                information."

                                                                                              o Although we accept
                                                                                                rollover and direct
                                                                                                transfer contributions
                                                                                                under the Flexible
                                                                                                Premium Roth IRA
                                                                                                contract, we intend
                                                                                                that this contract be
                                                                                                used for ongoing
                                                                                                regular contributions.
---------------------------------------------------------------------------------------------------------------------------



See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all Equitable Accumulator contracts with the same annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.


For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this prospectus.

22
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OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix I for more information on QP contracts.
-----------------------------------------------------------------------------
A "participant" is an individual who is currently, or was formerly, participating in an eligible employer's QP or TSA plan.
-----------------------------------------------------------------------------

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the registered representative submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.


-----------------------------------------------------------------------------
Our "business day" is any day the New York Stock Exchange is open for trading and generally ends at 4:00 p.m. Eastern Time. We may, however, close due to emergency conditions.
-----------------------------------------------------------------------------


SECTION 1035 EXCHANGES

You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an Equitable Accumulator NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.


WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the fixed maturity options, and the account for special dollar cost averaging.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. Listed below are the currently available portfolios, their investment objectives, and their advisers.


-----------------------------------------------------------------------------
You can choose from among the variable investment options.
-----------------------------------------------------------------------------

23
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 PORTFOLIOS OF EQ ADVISORS TRUST
-------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                    OBJECTIVE                                           ADVISER
-------------------------------------------------------------------------------------------------------------------------------
                                  High level of current income while preserving
 Alliance Money Market            assets and maintaining liquidity                    Alliance Capital Management L.P.
-------------------------------------------------------------------------------------------------------------------------------
                                  High return by maximizing current income and,
                                  to the extent consistent with that objective,
 Alliance High Yield              capital appreciation                                Alliance Capital Management L.P.
-------------------------------------------------------------------------------------------------------------------------------
                                  Long-term growth of capital and increasing
 Alliance Common Stock            income                                              Alliance Capital Management L.P.
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      Alliance Capital Management L.P.,
 EQ/Aggressive Stock              Long-term growth of capital                         Massachusetts Financial Services Company
-------------------------------------------------------------------------------------------------------------------------------
 Alliance Small Cap Growth        Long-term growth of capital                         Alliance Capital Management L.P.
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Technology           Long-term growth of capital                         Alliance Capital Management L.P.
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Premier Growth       Long-term growth of capital                         Alliance Capital Management L.P.
-------------------------------------------------------------------------------------------------------------------------------
                                  Replicate as closely as possible (before
                                  deduction of portfolio expenses) the total return
                                  of the Standard & Poor's 500 Composite Stock
 BT Equity 500 Index              Price Index                                         Bankers Trust Company
-------------------------------------------------------------------------------------------------------------------------------
                                  Replicate as closely as possible (before
                                  deduction of portfolio expenses) the total return
 BT Small Company Index           of the Russell 2000 Index                           Bankers Trust Company
-------------------------------------------------------------------------------------------------------------------------------
                                  Replicate as closely as possible (before
                                  deduction of portfolio expenses) the total return
                                  of the Morgan Stanley Capital International
 BT International Equity Index    Europe, Australia, Far East Index                   Bankers Trust Company
-------------------------------------------------------------------------------------------------------------------------------
 Capital Guardian U.S. Equity     Long-term growth of capital                         Capital Guardian Trust Company
-------------------------------------------------------------------------------------------------------------------------------
 Capital Guardian Research        Long-term growth of capital                         Capital Guardian Trust Company
-------------------------------------------------------------------------------------------------------------------------------
                                  Long-term growth of capital by investing
 Capital Guardian International   primarily in non-United States equity securities    Capital Guardian Trust Company
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen                     Long-term growth of capital                         Evergreen Asset Management Corp.
-------------------------------------------------------------------------------------------------------------------------------
                                  In order of priority, reasonable income,
 EQ/Evergreen Foundation          conservation of capital, and capital appreciation   Evergreen Asset Management Corp.
-------------------------------------------------------------------------------------------------------------------------------
                                  High total return consistent with moderate risk
 J.P. Morgan Core Bond            of capital and maintenance of liquidity             J. P. Morgan Investment Management Inc.
-------------------------------------------------------------------------------------------------------------------------------
 Lazard Large Cap Value           Capital appreciation                                Lazard Asset Management
-------------------------------------------------------------------------------------------------------------------------------
 Lazard Small Cap Value           Capital appreciation                                Lazard Asset Management
-------------------------------------------------------------------------------------------------------------------------------

24
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 PORTFOLIOS OF EQ ADVISORS TRUST (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                      OBJECTIVE                                         ADVISER
-------------------------------------------------------------------------------------------------------------------------------
 MFS Growth with Income             Reasonable current income and long-term           Massachusetts Financial Services Company
                                    growth of capital and income
-------------------------------------------------------------------------------------------------------------------------------
 MFS Research                       Long-term growth of capital and future income     Massachusetts Financial Services Company
-------------------------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth                Long-term capital growth                          Massachusetts Financial Services Company
  Companies
-------------------------------------------------------------------------------------------------------------------------------
 Mercury Basic Value Equity         Capital appreciation and secondarily, income      Mercury Asset Management US
-------------------------------------------------------------------------------------------------------------------------------
 Mercury World Strategy             High total investment return                      Mercury Asset Management US
-------------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Emerging            Long-term capital appreciation                    Morgan Stanley Asset Management
  Markets Equity
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Growth & Income          Capital growth, current income is a secondary     Putnam Investment Management, Inc.
  Value                             objective
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Investors Growth         Long-term growth of capital and any increased     Putnam Investment Management, Inc.
                                    income that results from this growth
-------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam International Equity     Capital appreciation                              Putnam Investment Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------


Other important information about the portfolios is included in the prospectus for EQ Advisors Trust attached at the end of this prospectus.

FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued in Maryland.

-----------------------------------------------------------------------------
Fixed maturity options range from one to ten years to maturity.
-----------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a "market value adjustment" that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We discuss the market value adjustment below and in greater detail later in this prospectus in "More information."

25
--------------------------------------------------------------------------------

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on February 15th for each of the maturity years 2001 through 2010. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o the fixed maturity option's maturity date is within the current calendar year; or

o  the rate to maturity is 3% or less.

YOUR CHOICES AT THE MATURITY DATE. We will notify you on or before December 31st of the year before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option or into any of the variable investment options; or

(b) withdraw the maturity value (there may be a withdrawal charge).

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the fixed maturity option that will mature next.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix II of this prospectus provides an example of how the market value adjustment is calculated.

26
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ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract. The rate will never be less than 3%.


ALLOCATING YOUR CONTRIBUTIONS

You may choose from among three ways to allocate your contributions under your contract: self-directed, principal assurance, or dollar cost averaging.


SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. However, the total of your allocations must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options if their maturities are five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the February 15th immediately following the date annuity payments are to begin.


PRINCIPAL ASSURANCE ALLOCATION

Under this allocation program you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.


For example, if your initial contribution is $10,000, and on March 15, 2000 you chose the fixed maturity option with a maturity date of February 15, 2010, since the rate to maturity was 5.98% on March 15, 2000, we would have allocated $5,618.00 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.


The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing a Rollover IRA, Flexible Premium IRA, QP, or Rollover TSA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should consider whether your value in the variable investment options, or your other traditional IRA or TSA funds are sufficient to meet your required minimum distributions. See "Tax information."

You may not elect principal assurance if the special dollar cost averaging program is in effect.

DOLLAR COST AVERAGING

We offer two dollar cost averaging programs. Each program allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses.

-----------------------------------------------------------------------------
Units measure your value in each variable investment option.
-----------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Currently the only

27
--------------------------------------------------------------------------------

eligible contribution is your initial contribution; however, we may permit other contributions to contracts sold in the future to be eligible for the special dollar cost averaging program. You must allocate at least $2,000 to the account for special dollar cost averaging for this program. In Pennsylvania we refer to this program as "enhanced rate dollar cost averaging."

You may have your account value transferred to any of the variable investment options. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 6, 12, or 18 months. We may also offer other time periods. Your registered representative can provide information on the time periods currently available in your state or you may contact our processing office. You may only select one time period for each eligible contribution. Each time period has a different interest rate. Once you select a time period, you may not change it. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis. We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options or fixed maturity options according to your instructions.

-----------------------------------------------------------------------------
The account for special dollar cost averaging provides guaranteed interest.
-----------------------------------------------------------------------------

The only amounts that should be transferred from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging attributable to the affected contribution to the investment options according to the allocation percentages we have on file for you. You may ask us to cancel your participation at any time.

In the state of Oregon where the account for special dollar cost averaging is not available, we offer a special dollar cost averaging program in the Alliance Money Market option for allocation of your entire initial contribution. Under this program we will not deduct the mortality and expense risks, administrative and distribution charges from assets in the Alliance Money Market option. You may not allocate amounts other than your initial contribution to this program.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the Alliance Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly, or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the Alliance Money Market option have been transferred out.

The minimum amount that we will transfer each time is $250. The maximum amount we will transfer is equal to your value in the Alliance Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the Alliance Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.
                  ----------------------------------------
You may not elect dollar cost averaging or special dollar cost averaging if you are participating in the rebalancing

28
--------------------------------------------------------------------------------

program. See "Transferring your money among investment options." You may not elect the special dollar cost averaging program if the principal assurance program is in effect.

YOUR BENEFIT BASE

The benefit base is used to calculate both the guaranteed minimum income benefit and the 5% roll up to age 80 guaranteed minimum death benefit. See "Our baseBUILDER option" and "Guaranteed minimum death benefit" below. The benefit base is equal to:

o   your initial contribution and any additional contributions to the contract;
    plus

o   daily interest; less

o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money"); less

o a deduction for any withdrawal charge remaining when you exercise your guaranteed minimum income benefit; and less

o a deduction for any outstanding loan plus accrued interest on the date that you exercise your guaranteed minimum income benefit (applies to Rollover TSA only).

The effective annual interest rate credited to the benefit base is:

o 5% for the benefit base with respect to the variable investment options (other than the Alliance Money Market option) and the account for special dollar cost averaging; and

o 3% for the benefit base with respect to the Alliance Money Market option, the fixed maturity options and the loan reserve account.

No interest is credited after the annuitant is age 80.

-----------------------------------------------------------------------------
Your benefit base is not an account value or a cash value.
-----------------------------------------------------------------------------

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the guaranteed minimum income benefit and annuity payout options. The guaranteed minimum income benefit is discussed under "Our baseBUILDER option" and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this prospectus. The guaranteed annuity purchase factors are those factors specified in your contract. The current annuity purchase factors are those factors that are in effect at any given time. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's (and any joint annuitant's) age and sex in certain instances.

OUR BASEBUILDER OPTION

The baseBUILDER option offers you a guaranteed minimum income benefit combined with the guaranteed minimum death benefit available under the contract. The baseBUILDER benefit is available if the annuitant is between the ages of 20 and 75 at the time the contract is issued. There is an additional charge for the baseBUILDER benefit which is described under "baseBUILDER benefit charge" in "Charges and expenses."


The guaranteed minimum income benefit component of baseBUILDER is described below. Whether you elect baseBUILDER or not, the guaranteed minimum death benefit is provided under the contract. The guaranteed minimum death benefit is described under "Guaranteed minimum death benefit." baseBUILDER is currently not available in some states. Please ask your registered representative if baseBUILDER is available in your state.

The guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or an Income Manager level payment life with a period certain payout option (subject to state availability). You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your guaranteed minimum income benefit. The maximum period

29
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certain available under the Income Manager payout option is 10 years. This period may be shorter, depending on the annuitant's age when you exercise your guaranteed minimum income benefit and the type of contract you own. We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this prospectus.


-----------------------------------------------------------------------------
The guaranteed minimum income benefit, which is also known as a living benefit, should be regarded as a safety net only. It provides income protection if you elect an income payout while the annuitant is alive.
-----------------------------------------------------------------------------

When you exercise the guaranteed minimum income benefit, the annual lifetime income that you will receive under the life annuity payout option will be the greater of (i) your guaranteed minimum income benefit which is calculated by applying your benefit base at guaranteed annuity purchase factors, or (ii) the income provided by applying your actual account value at our then current annuity purchase factors.


When you elect to receive annual lifetime income, your contract will terminate and you will receive an annuity payout option. You will begin receiving payments one payment period after the annuity payout option is issued. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death. There is no continuation of benefits following the annuitant's (or joint annuitant's, if applicable) death.

Before you elect baseBUILDER, you should consider the fact that the guaranteed minimum income benefit provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

You should also consider that the guaranteed annuity purchase factors we use to determine your Income Manager benefit under baseBUILDER are more conservative than the guaranteed annuity purchase factors we use for the Income Manager payout annuity option. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the baseBUILDER Income Manager will be smaller than each periodic payment under the Income Manager payout annuity option.


ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT.


The table below illustrates the guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the Alliance Money Market option or the fixed maturity options.



------------------------------------------------------------
                                   GUARANTEED MINIMUM
      CONTRACT DATE          INCOME BENEFIT - ANNUAL INCOME
 ANNIVERSARY AT EXERCISE            PAYABLE FOR LIFE
------------------------------------------------------------
           10                           $10,816
           15                           $16,132
------------------------------------------------------------


EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT.


On each contract date anniversary that you are eligible to exercise the guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract anniversary. You may notify us within 30 days following the contract date anniversary if you want to exercise the guaranteed minimum income benefit. You must return your contract to us in order to exercise this benefit. The amount of income you actually receive will be determined when we receive your request to exercise the benefit. You will begin receiving payments one payment period after the annuity payout contract is issued.


You (or the successor annuitant/owner, if applicable) will be eligible to exercise the guaranteed minimum income benefit as follows:

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o If the annuitant was at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

o If the annuitant was at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary after the annuitant is age 60.

o If the annuitant was at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i) the latest date you may exercise the guaranteed minimum income benefit is the contract date anniversary following the annuitant's 85th birthday;

(ii) if the annuitant was age 75 when the contract was issued, the only time you may exercise the guaranteed minimum income benefit is within 30 days following the first contract date anniversary that it becomes available;

(iii) if the annuitant was older than age 60 at the time an IRA, QP or Rollover TSA contract was issued, the baseBUILDER may not be an appropriate feature because the minimum distributions required by tax law must begin before the guaranteed minimum income benefit can be exercised; and

(iv) For QP and Rollover TSA contracts, if you are eligible to exercise your guaranteed minimum income benefit, we will first roll over amounts in such contract to a Rollover IRA contract. You will be the owner of the Rollover IRA contract.

GUARANTEED MINIMUM DEATH BENEFIT

A guaranteed minimum death benefit is provided as part of the baseBUILDER benefit. A guaranteed minimum death benefit is also provided under your contract even if you do not elect baseBUILDER. In this case, the baseBUILDER benefit charge does not apply.

GUARANTEED MINIMUM DEATH BENEFIT APPLICABLE FOR ANNUITANT AGES 0 THROUGH 79 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 79 AT ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS; 20 THROUGH 70 AT ISSUE OF FLEXIBLE PREMIUM IRA CONTRACTS; AND 20 THROUGH 75 AT ISSUE OF QP CONTRACTS.

You must elect either the "5% roll up to age 80" or the "annual ratchet to age 80" guaranteed minimum death benefit when you apply for a contract. Once you have made your election, you may not change it.

5% ROLL UP TO AGE 80. This guaranteed minimum death benefit is equal to the benefit base described earlier in "Your benefit base." This guaranteed minimum death benefit is not available in New York.

ANNUAL RATCHET TO AGE 80. On the contract date, your guaranteed minimum death benefit equals your initial contribution. Then, on each contract date anniversary, we will determine your guaranteed minimum death benefit by comparing your current guaranteed minimum death benefit to your account value on that contract date anniversary. If your account value is higher than your guaranteed minimum death benefit, we will increase your guaranteed minimum death benefit to equal your account value. On the other hand, if your account value on the contract date anniversary is less than your guaranteed minimum death benefit, we will not adjust your guaranteed minimum death benefit either up or down. If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will reduce your guaranteed minimum death benefit on the date you take the withdrawal.

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GUARANTEED MINIMUM DEATH BENEFIT APPLICABLE FOR ANNUITANT AGES 80 THROUGH 90 AT ISSUE OF NQ, ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS.

On the contract date, your guaranteed minimum death benefit equals your initial contribution. Thereafter, it will be increased by the dollar amount of any additional contributions. We will reduce your guaranteed minimum death benefit if you take any withdrawals.

                   ----------------------------------------

Please see "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money" for information on how withdrawals affect your guaranteed minimum death benefit. For contracts issued in New York, the guaranteed minimum death benefit at the annuitant's death will never be less than your value in the variable investment options, plus the sum of the fixed maturity amounts in each fixed maturity option.

See Appendix III for an example of how we calculate the guaranteed minimum death benefit.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer.


Generally, your refund will equal your account value under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any positive or negative market value adjustments in the fixed maturity options, and (iii) any guaranteed interest in the account for special dollar cost averaging, through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i), (ii) or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.


We may require that you wait six months before you may apply for a contract with us again if:

o   you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" for possible consequences of cancelling your contract.

In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your registered representative, can provide you with the cancellation instructions.

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2 Determining your contract's value
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YOUR ACCOUNT VALUE AND CASH VALUE


Your "account value" is the total of the: (i) values you have in the variable investment options; (ii) market adjusted amounts in the fixed maturity options;
(iii) value in the account for special dollar cost averaging; and (iv) value you have in the loan reserve account (applies for Rollover TSA contracts only). These amounts are subject to certain fees and charges discussed under "Charges and expenses."

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge (applicable for Flexible Premium IRA and Flexible Premium Roth IRA contracts only); (ii) any applicable withdrawal charges; and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money."


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option less daily charges for:

(i)   mortality and expense risks;

(ii)  administrative expenses; and

(iii) distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)   increased to reflect additional contributions;

(ii)  decreased to reflect a withdrawal (plus applicable withdrawal charges);


(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or


(iv) decreased to reflect a transfer of your loan amount to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the baseBUILDER benefit charge, the number of units credited to your contract will be reduced. Your units are also reduced under Flexible Premium IRA and Flexible Premium Roth IRA contracts when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.


YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.


YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

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3 Transferring your money among investment options
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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer any amount to the account for special dollar cost averaging.

o You may not transfer to a fixed maturity option that matures in the current calendar year, or that has a rate to maturity of 3% or less.

o If the annuitant is 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. Also, the maturity dates may be no later than the February 15th immediately following the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.


You may request a transfer in writing, or by telephone using TOPS. (We anticipate that transfers will be available online by using EQAccess by the end of 2000.) You must send in all written transfer requests directly to our processing office. Transfer requests should specify:


(1) the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3) the investment options to and from which you are transferring.


We will confirm all transfers in writing.


MARKET TIMING

You should note that the product is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying mutual fund portfolio. Market timing strategies are disruptive to the underlying mutual fund portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options reflect a market timing strategy, we reserve the right to take action including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.



REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis. Rebalancing will occur on the same day of the month as the contract date).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

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Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your registered representative or other financial adviser before electing the program.
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You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect we will process the transfer as requested; the rebalancing program will remain in effect unless you request that it be canceled in writing.

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You may not elect the rebalancing program if you are participating in the dollar cost averaging or special dollar cost averaging program. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

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4 Accessing your money
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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of withdrawals, see "Tax information."


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                                    METHOD OF WITHDRAWAL
--------------------------------------------------------------------------
                                            SUBSTANTIALLY     MINIMUM
 CONTRACT         LUMP SUM     SYSTEMATIC       EQUAL       DISTRIBUTION
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 NQ                 Yes           Yes             No            No
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 Rollover IRA       Yes           Yes             Yes           Yes
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 Flexible
   Premium IRA      Yes           Yes             Yes           Yes
--------------------------------------------------------------------------
 Roth Conversion
   IRA              Yes           Yes             Yes           No
--------------------------------------------------------------------------
 Flexible
   Premium
   Roth IRA         Yes           Yes             Yes           No
--------------------------------------------------------------------------
 QP                 Yes           No              No            Yes
--------------------------------------------------------------------------
 Rollover TSA*      Yes           No              No            Yes
--------------------------------------------------------------------------


* For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax Sheltered Annuity contracts (TSAs)" in "Tax information."


LUMP SUM WITHDRAWALS
(All contracts)


You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions.) The minimum amount you may withdraw is $300. If you request to withdraw more than 90% of a contract's current cash value we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below.


Lump sum withdrawals in excess of the 15% free withdrawal amount (see "15% free withdrawal amount" in "Charges and expenses") may be subject to a withdrawal charge. Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

SYSTEMATIC WITHDRAWALS
(NQ and all IRA contracts)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

You may take systematic withdrawals on a monthly, quarterly, or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 1.2% monthly, 3.6% quarterly, and 15.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a lump sum withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 15% free withdrawal amount.


SUBSTANTIALLY EQUAL WITHDRAWALS
(All IRA contracts)

The substantially equal withdrawals option allows you to receive distributions from your account value without

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triggering the 10% additional federal tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information." Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until after the later of age 59 1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on those withdrawals.


You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals. The payments will be made monthly, quarterly, or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

You may not elect substantially equal withdrawals if you have balances in the account for special dollar cost averaging.

Substantially equal withdrawals are not subject to a withdrawal charge.


MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, Flexible Premium IRA, QP, and Rollover TSA contracts only - See "Tax information")


We offer the minimum distribution withdrawal option to help you meet lifetime required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2. The minimum amount we will pay out is $250. You may elect the method you want us to use to calculate your minimum distribution withdrawals from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.


We do not impose a withdrawal charge on minimum distribution withdrawals except if when added to a lump sum withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 15% free withdrawal amount.

We will calculate your annual payment based on your account value at the end of the prior calendar year based on the method you choose.

Under Rollover TSA contracts, you may not elect minimum distribution withdrawals if a loan is outstanding.


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For Rollover IRA, Flexible Premium IRA, QP, and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70 1/2 (if you have not begun your annuity payments before that time).
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HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first and then from the account for special dollar cost averaging. A market value adjustment may apply to withdrawals from the fixed maturity options.


HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

Withdrawals will reduce your guaranteed benefits on either a dollar-for-dollar basis or on a pro rata basis as explained below:

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INCOME BENEFIT AND DEATH BENEFIT


5% roll up to age 80 - If you elect the 5% roll up to age 80 guaranteed minimum death benefit, your benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your benefit base on a pro rata basis.


The timing of your withdrawals and whether they exceed the 5% threshold, described above can have a significant impact on your guaranteed minimum income benefit or guaranteed minimum death benefit.

Annual ratchet to age 80 - If you elect the annual ratchet to age 80 guaranteed minimum death benefit, each withdrawal will always reduce your benefit base and current guaranteed minimum death benefit on a pro rata basis.


Annuitant issue ages 80 through 90 - If your contract was issued when the annuitant was between ages 80 and 90, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.


                   ----------------------------------------

Reduction on a dollar-for-dollar basis means that your current benefit will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your guaranteed minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x.40) and your new guaranteed minimum death benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

LOANS UNDER ROLLOVER TSA CONTRACTS

You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are taking minimum distribution withdrawals.

You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" for general rules applicable to loans.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1) the date annuity payments begin,

(2) the date the contract terminates, and

(3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the

38
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variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the loan will be subtracted from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information."


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

Equitable Accumulator offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments.


You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue. In addition, if your are exercising your guaranteed minimum income benefit under baseBUILDER, your choice of payout options are those that are available under the baseBUILDER (see "Our baseBUILDER option").

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---------------------------------------------------------------
 Fixed annuity payout options     Life annuity
                                  Life annuity with period
                                   certain
                                  Life annuity with refund
                                   certain
                                  Period certain annuity
---------------------------------------------------------------
 Variable Immediate Annuity       Life annuity (not available
   payout options                  in New York)
                                  Life annuity with period
                                   certain
---------------------------------------------------------------
 Income Manager payout            Life annuity with period
   options (available for          certain
   annuitants age 83 or less      Period certain annuity
   at contract issue)
---------------------------------------------------------------

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your registered representative can provide details.

FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your registered representative. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable annuities may be funded through your choice of variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

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INCOME MANAGER PAYOUT OPTIONS


The Income Manager payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager payout annuity contract. You may request an illustration of the Income Manager payout annuity contract from your registered representative. Income Manager payout options are described in a separate prospectus that is available from your registered representative. Before you select an Income Manager payout option, you should read the prospectus which contains important information that you should know.


Both Income Manager payout options provide guaranteed level payments (NQ and IRA contracts). The Income Manager (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect a period certain Income Manager payout option unless withdrawal charges are no longer in effect under your Equitable Accumulator.

For QP and Rollover TSA contracts, if you want to elect an Income Manager payout option, we will first roll over amounts in such contract to a Rollover IRA contract. You will be the owner of the Rollover IRA contract.

You may choose to apply only part of the account value of your Equitable Accumulator contract to an Income Manager payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Equitable Accumulator and we will deduct any applicable withdrawal charge. For the tax consequences of withdrawals, see "Tax information."

Depending upon your circumstances, the purchase of an Income Manager contract may be done on a tax-free basis. Please consult your tax adviser.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges or market value adjustments.


If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.

For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

For the fixed annuity payout option, the withdrawal charge applicable under your Equitable Accumulator is imposed if you select a period certain. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager payout options, no withdrawal charge is imposed under the Equitable Accumulator. If the withdrawal charge that otherwise would have been applied to your account value under your Equitable Accumulator is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager will apply. For this purpose, the year in which your account value is applied to the payout option will be "contract year 1."

For contracts issued in New York where the annuitant was age 84 or 85 at contract issue, any applicable withdrawal charge will be imposed if you select a period certain annuity.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin unless you are applying only some of your account value to an Income Manager contract. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Equitable Accumulator contract date. Except with respect to the Income Manager annuity payout options, where payments

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are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than:

(i) if the annuitant was not older than age 83 when the contract was issued, the contract date anniversary that follows the annuitant's 90th birthday;


(ii) if the annuitant was age 84 but not older than age 88 when the contract was issued the annuitant's age at issue plus seven years;

(iii) if the annuitant was age 89 or 90 when the contract was issued, age 95;
      and

(iv)  for contracts issued in New York, by the annuitant's 90th birthday.



The above may be different in some states.


Before the last date by which annuity payments must begin, we will notify you by letter. Once you have selected an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager annuity payout option is chosen.


The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier.

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

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5 Charges and expenses
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CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o   A mortality and expense risks charge

o   An administrative charge

o   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary - an annual administrative charge, if applicable (Flexible Premium IRA and Flexible Premium Roth IRA contracts only).

o At the time you make certain withdrawals or surrender your contract - a withdrawal charge.

o If you elect the optional benefit - a charge for the optional baseBUILDER benefit.


o At the time annuity payments are to begin - charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.


More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your registered representative for more information.


MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the guaranteed minimum death benefit. The daily charge is equivalent to an annual rate of 1.10% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.


ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option. We reserve the right under the contracts to increase this charge to an annual rate of 0.35%.


DISTRIBUTION CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.20% of the net assets in each variable investment option.


ANNUAL ADMINISTRATIVE CHARGE (FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY)

Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, we deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $25,000. If your account value on such date is $25,000 or more, we do not deduct the

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charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. If you surrender your contract during the contract year we will deduct a pro rata portion of the charge.


WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 15% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

------------------------------------------------------------------------------------
                                    CONTRACT YEAR
------------------------------------------------------------------------------------
                       1       2        3        4       5       6        7       8+
------------------------------------------------------------------------------------
 Percentage of
   contribution       7%       6%       5%       4%      3%      2%       1%      0%
------------------------------------------------------------------------------------

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information."


Please note that you may incur a withdrawal charge if your contract was issued in New York and your annuitant was age 84 or 85 at issue because you must accept distribution of your cash value beginning with the contract anniversary following the annuitant's 90th birthday.


In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.


For annuitants that are ages 84 and 85 when the contract is issued in Pennsylvania, the withdrawal charge will be computed in the same manner as for other contracts, except that the withdrawal charge schedule will be different. For these contracts, the withdrawal charge schedule will be 5% of each contribution made in the first contract year, decreasing by 1% each subsequent contract year to 0% in the sixth and later contract years.


The withdrawal charge does not apply in the circumstances described below.

ANNUITANT AGES 86 THROUGH 90 WHEN THE CONTRACT IS ISSUED. The withdrawal charge does not apply under the contract if the annuitant is age 86 or older when the contract is issued.

15% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 15% of your account value without paying a withdrawal charge. The 15% free withdrawal amount is determined using your account value on the most recent contract date anniversary, minus any other withdrawals made during the contract year. The 15% free withdrawal amount does not apply if you surrender your contract.

Note the following special rule for NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value, less contributions that have not been withdrawn (earnings in the contract), and (2) the 15% free withdrawal amount defined above.

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DISABILITY, TERMINAL ILLNESS OR CONFINEMENT TO NURSING HOME. The withdrawal charge does not apply if:

o The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

o We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

o The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

    - its main function is to provide skilled, intermediate, or custodial nursing care;

    -   it provides continuous room and board to three or more persons;

    -   it is supervised by a registered nurse or licensed practical nurse;

    -   it keeps daily medical records of each patient;

    -   it controls and records all medications dispensed; and

    -   its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the disability is caused by a preexisting condition or a condition that began within 12 months of the contract date. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your registered representative can provide more information or you may contact our processing office.

BASEBUILDER BENEFIT CHARGE

If you elect the baseBUILDER, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The charge is equal to 0.30% of the benefit base in effect on the contract date anniversary.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES


We deduct a charge designed to approximate certain applicable taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed by us varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option.


CHARGES THAT EQ ADVISORS TRUST DEDUCTS

EQ Advisors Trust deducts charges for the following types of fees and expenses:

o   Management fees ranging from 0.25% to 1.15%.

o   12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

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o   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of EQ Advisors Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectus for EQ Advisors Trust following this prospectus.


GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the guaranteed minimum income benefit and the guaranteed minimum death benefit, or offer variable investment options that invest in shares of EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that result in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

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6 Payment of death benefit
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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee.

The death benefit is equal to your account value, or, if greater, the guaranteed minimum death benefit. The guaranteed minimum death benefit is part of your contract, whether you select the baseBUILDER benefit or not. We determine the amount of the death benefit (other than the guaranteed minimum death benefit) as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment. We determine the amount of the guaranteed minimum death benefit as of the date of the annuitant's death. Under Rollover TSA contracts we will deduct the amount of any outstanding loan plus accrued interest from the amount of the death benefit.


EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a beneficiary spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant. A successor owner/annuitant, can only be named under NQ and IRA contracts.

For IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT


Under certain conditions the owner changes after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.


Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:


o The cash value of the contract must be fully paid to the successor owner (new owner) by December 31st of the fifth calendar year after your death (or in a joint ownership situation, the death of the first owner to die).


o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value on December 31st of the fifth calendar year following the year of your death (or the death of the first owner to die).

o If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

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HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.


SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.

If your surviving spouse decides to continue the contract, then on the contract date anniversary following your death, we will increase the account value to equal your current guaranteed minimum death benefit, if it is higher than the account value. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to this amount. Withdrawal charges will apply if you make additional contributions. These additional contributions will be withdrawn only after all other amounts have been withdrawn. In determining whether the guaranteed minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the contract date anniversary).

BENEFICIARY CONTINUATION OPTION


Upon your death under an IRA contract, a beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of receiving the death benefit in a single sum. In order to elect this option, the beneficiary must be an individual. Certain trusts with only individual beneficiaries will be treated as individuals. This election must be made within 60 days following the date we receive proof of your death. We will increase the account value to equal the death benefit if the death benefit is greater than the account value. Except as noted in the next sentence, the beneficiary continuation option will be available on or after May 1, 2000 depending on when we receive regulatory clearance in your state. For Rollover IRA and Flexible Premium IRA contracts, a similar beneficiary continuation option will be available until the beneficiary continuation option described in this prospectus is available. Please contact our processing office for further information.


Under the beneficiary continuation option:


o   The contract continues in your name for the benefit of your beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.


o The guaranteed minimum income benefit and the death benefit (including the guaranteed minimum death benefit) provisions will no longer be in effect.


o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply. Any partial withdrawal must be at least $300.


o Upon the death of the beneficiary, any remaining death benefit will be paid in a lump sum to the person the beneficiary chooses.

For Traditional IRA contracts only, if you die AFTER the "Required Beginning Date" for required minimum distributions (see "Tax information"), the contract will continue if:

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(a) You were receiving minimum distribution withdrawals from this contract; and

(b) The pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.

The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available. You should contact our processing office for further information.


For all of the above contracts, if you die BEFORE the Required Beginning Date (and, for a traditional IRA, therefore you were not taking minimum distribution withdrawals under the contract) the beneficiary may choose one of the following two beneficiary continuation options:

1. Payments over life expectancy period. The beneficiary can receive annual minimum distributions based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. These minimum distributions must begin by December 31st of the calendar year following the year of your death. In some situations, a spouse beneficiary who elects to continue the contract in your name under the beneficiary continuation option instead of electing successor owner/annuitant status may also choose to delay beginning the minimum distributions until the December 31st of the calendar year in which you would have turned age 70 1/2.


2. Five Year Rule. The beneficiary can take withdrawals as desired. If the beneficiary does not withdraw the entire account value by the December 31st of the fifth calendar year following your death, we will pay any amounts remaining under the contract to the beneficiary by that date. If you have more than one beneficiary, and one of them elects this option, then all of your beneficiaries will receive this option.

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7 Tax information
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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Equitable Accumulator contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Rollover IRA, Flexible Premium IRA, Roth Conversion IRA, Flexible Premium Roth IRA, QP, or Rollover TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA, QP, and Rollover
TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.


TRANSFERS AMONG INVESTMENT OPTIONS


You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount

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of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.


CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant are the same under the source contract and the Equitable Accumulator NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis of the source contract carries over to the Equitable Accumulator NQ contract.

A recent case permitted an owner to direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.


EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.



OTHER INFORMATION

The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular portfolios within a separate account may cause you, rather than the insurance company, to be treated as the owner of the portfolio shares attributable to your nonqualified annuity contract. In that case, income and gains attributable to such portfolio shares would be included in your gross income for federal income tax purposes. Under current rules, however, we believe that

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Equitable Life, and not the owner of a nonqualified annuity contract, would be considered the owner of the portfolio shares.


SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.


INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans; and

o   Roth IRAs, first available in 1998, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (http://www.irs.gov).

Equitable Life designs its traditional IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. The traditional IRAs we offer are the Rollover IRA and Flexible Premium IRA. The versions of the Roth IRA available are the Roth Conversion IRA and Flexible Premium Roth IRA. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.

The Equitable Accumulator IRA contract has been approved by the IRS as to form for use as a traditional IRA. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable Accumulator IRA contract. Although we do not have IRS approval as to form, we believe that the version of the Roth IRA currently offered complies with the requirements of the Internal Revenue Code.

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CANCELLATION

You can cancel an Equitable Accumulator IRA contract by following the directions under "Your right to cancel within a certain number of days" in "Contract features and benefits" earlier in the prospectus. You can cancel an Equitable Accumulator Roth Conversion IRA contract issued as a result of a full conversion of an Equitable Accumulator Rollover IRA or Flexible Premium IRA contract by following the instructions in the request for full conversion form. The form is available from our processing office or your registered representative. If you cancel an IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)


CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

o   regular contributions out of earned income or compensation; or

o   tax-free "rollover" contributions; or


o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").



REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age
70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your traditional IRAs for each tax year up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income (AGI) is BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your traditional IRAs. For each tax year, your fully deductible contribution can be up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls within a PHASE-OUT range, you can make PARTIALLY DEDUCTIBLE CONTRIBUTIONS to your traditional IRAs.

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IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your regular contributions to your traditional IRAs.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $32,000 and $42,000 in 2000. This range will increase every year until 2005 when the range is $50,000-$60,000.

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $52,000 and $62,000 in 2000. This range will increase every year until 2007 when the range is $80,000-$100,000.

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.

To determine the deductible amount of the contribution in 2000, you determine AGI and subtract $32,000 if you are single, or $52,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:

 ($10,000-excess AGI)    times    $2,000 (or earned     Equals     the adjusted
----------------------     x       income, if less)        =       deductible
   divided by $10,000                                              contribution
                                                                   limit

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.


WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year.



ROLLOVERS AND TRANSFERS

Rollover contributions may be made to a traditional IRA from these sources:

o   qualified plans;

o   TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts);
    and

o   other traditional IRAs.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

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ROLLOVERS FROM QUALIFIED PLANS OR TSAS

There are two ways to do rollovers:

o   Do it yourself
    You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o   Direct rollover
    You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

o   only after-tax contributions you made to the plan; or

o "required minimum distributions" after age 70 1/2 or separation from service; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o   a hardship withdrawal; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o   corrective distributions that fit specified technical tax rules; or

o   loans that are treated as distributions; or

o   a death benefit payment to a beneficiary who is not your surviving spouse;
    or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.


ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o   regular contributions of more than $2,000; or

o regular contributions of more than earned income for the year, if that amount is under $2,000; or

o   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution

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penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from a qualified retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3) you took no tax deduction for the excess contribution.


RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

In addition, a distribution is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or

o in certain limited circumstances, where the traditional IRA acts as a "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit traditional IRA treatment:

    o the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan; and

    o the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

Similar rules apply in the case of a TSA.

However, you may lose conduit treatment if you make an eligible rollover distribution contribution to a traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date. The Rollover IRA contract can be used as a conduit IRA if amounts are not commingled.

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Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available to certain distributions from qualified plans.


REQUIRED MINIMUM DISTRIBUTIONS

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs beginning at age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age
70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April
1). Distributions must start no later than your Required Beginning Date, which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year - the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions - "account-based" or "annuity-based."

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate exercising your guaranteed minimum income benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

Annuity-based method. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because

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the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR?

Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age 70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your Required Beginning Date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

If you die before your Required Beginning Date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.

SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

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o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

To meet this last exception, you could elect to apply your contract value to an Income Manager (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments under a method we select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although substantially equal withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" above. Once substantially equal withdrawals or Income Manager annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager payments for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Equitable Accumulator Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o   regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o   tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer, and rollover contributions may be made to a Flexible Premium Roth IRA contract. We only permit direct transfer and rollover contributions under the Roth Conversion IRA contract. See "Rollovers and direct transfers" below. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.


REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under traditional IRAs.

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With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions for any year that:

o your federal income tax filing status is "married filing jointly" and your adjusted gross income is over $160,000; or

o your federal income tax filing status is "single" and your adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your adjusted gross income is between $150,000 and $160,000; or

o your federal income tax filing status is "single" and your adjusted gross income is between $95,000 and $110,000.

If you are married and filing separately and your adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.


ROLLOVERS AND DIRECT TRANSFERS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

o   another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable conversion rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth
IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


CONVERSION CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a

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rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA - whether or not it is the traditional IRA you are converting - a pro rata portion of the distribution is tax free.

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. For this purpose, your adjusted gross income is computed without the gross income stemming from the traditional IRA conversion. You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age 70 1/2.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

o   Rollover from a Roth IRA to another Roth IRA;

o   Direct transfer from a Roth IRA to another Roth IRA;

o   Qualified distributions from a Roth IRA; and

o   Return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o   you reach age 59 1/2; or

o   you die; or

o   you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable- year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

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You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.


REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.


EXCESS CONTRIBUTIONS


Generally the same as traditional IRA.


Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.


EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.


SPECIAL RULES FOR NONQUALIFIED CONTRACTS IN QUALIFIED PLANS

Under QP contracts your plan administrator or trustee notifies you as to tax consequences. See Appendix I.


TAX-SHELTERED ANNUITY CONTRACTS (TSAS)


GENERAL

This section of the prospectus covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."


CONTRIBUTIONS TO TSAS

There are two ways you can make contributions to this Equitable Accumulator Rollover TSA contract:

o a rollover from another TSA contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code, or

o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24.

With appropriate written documentation satisfactory to us, we will accept rollover contributions from "conduit IRAs" for TSA funds.

If you make a direct transfer, you must fill out our transfer form.

EMPLOYER-REMITTED CONTRIBUTIONS. The Equitable Accumulator Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

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Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS. You may make rollover contributions to your Equitable Accumulator Rollover TSA contract from TSAs under Section 403(b) of the Internal Revenue Code. Generally, you may make a rollover contribution to a TSA when you have a distributable event from an existing TSA as a result of your:

o   termination of employment with the employer who provided the TSA funds; or

o   reaching age 59 1/2 even if you are still employed; or

o   disability (special federal income tax definition).

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o you give us acceptable written documentation as to the source of the funds, and

o the Equitable Accumulator contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to an Equitable Accumulator Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

Your contribution to the Equitable Accumulator Rollover TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

o   you are or will be at least age 70 1/2 in the current calendar year, and

o you have separated from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Equitable Accumulator Rollover TSA.

This rule applies regardless of whether the source of funds is a:

o   rollover by check of the proceeds from another TSA; or

o   direct rollover from another TSA; or

o   direct transfer under Revenue Ruling 90-24 from another TSA.

Further, you must use the same elections regarding recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you have already begun to receive required minimum distributions from or with respect to the TSA from which you are making your contribution to the Equitable Accumulator Rollover TSA. You must also elect or have elected a minimum distribution calculation method requiring recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you elect an annuity payout for the funds in this contract subsequent to this year.


DISTRIBUTIONS FROM TSAS

GENERAL. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

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WITHDRAWAL RESTRICTIONS. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:

o you are separated from service with the employer who provided the funds to purchase the TSA you are transferring to the Equitable Accumulator Rollover TSA; or

o   you reach age 59 1/2; or

o   you die; or

o   you become disabled (special federal income tax definition); or

o   you take a hardship withdrawal (special federal income tax definition).

If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988 account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA contract.

THIS PARAGRAPH APPLIES ONLY TO PARTICIPANTS IN A TEXAS OPTIONAL RETIREMENT PROGRAM. Texas Law permits withdrawals only after one of the following distributable events occur:

(1) the requirements for minimum distribution (discussed under "Required minimum distributions" below) are met; or

(2) death; or

(3) retirement; or

(4) termination of employment in all Texas public institutions of higher education.

For you to make a withdrawal, we must receive a properly completed written acknowledgement from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contribution. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we do not track your investment in the contract, if any, it is your responsibility to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.

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ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA.


LOANS FROM TSAS

You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Under Proposed Treasury Regulations the entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

    (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

    (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Equitable Accumulator Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.

The amount borrowed and not repaid may be treated as a distribution if:

o   the loan does not qualify under the conditions above;

o   the participant fails to repay the interest or principal when due; or

o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.


TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan, either directly or

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within 60 days of your receiving the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a TSA to another TSA or to a traditional IRA. A spousal beneficiary may roll over death benefits only to a traditional IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals, and required minimum distributions under federal income tax rules.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.


REQUIRED MINIMUM DISTRIBUTIONS

Generally the same as traditional IRA with these differences:


WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o TSA plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Equitable Accumulator Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986 account balance that is being transferred to the Equitable Accumulator Rollover TSA on the form used to establish the TSA, you do not qualify.


SPOUSAL CONSENT RULES

This will only apply to you if you establish your Equitable Accumulator Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals, or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. No penalty tax applies to pre-age 59 1/2 distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

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o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o   if you are separated from service, any form of payout after you are age 55;
    or

o only if you are separated from service, a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,880 in periodic annuity payments in 2000, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.

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You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.


MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another TSA or a traditional IRA. An eligible rollover distribution from a qualified plan can be rolled over to another qualified plan or traditional IRA. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o   any after-tax contributions you made to the plan; or

o any distributions which are required minimum distributions after age 70 1/2 or separation from service; or

o   hardship withdrawals; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o   corrective distributions that fit specified technical tax rules; or

o   loans that are treated as distributions; or

o   a death benefit payment to a beneficiary who is not your surviving spouse;
    or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.


IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

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ABOUT OUR SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of our Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 49's operations are accounted for without regard to Equitable Life's other operations.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account No. 49.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB shares issued by the corresponding portfolio of EQ Advisors Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account No. 49;
    and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.


ABOUT EQ ADVISORS TRUST

EQ Advisors Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. EQ Advisors Trust issues different shares relating to each portfolio.

Equitable Life serves as the investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the investment advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.)

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust.


EQ Advisors Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of EQ Advisors Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about EQ Advisors Trust, the portfolio investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 Plan relating to its Class IB shares, and other aspects of its operations, appears in the prospectus for EQ Advisors Trust attached at the end of this prospectus, or in its SAI which is available upon request.

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ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.


The rates to maturity for new allocations as of March 15, 2000 and the related price per $100 of maturity value were as follows:



---------------------------------------------------------
  FIXED MATURITY
   OPTIONS WITH
   FEBRUARY 15TH    RATE TO MATURITY          PRICE
 MATURITY DATE OF        AS OF             PER $100 OF
   MATURITY YEAR     MARCH 15, 2000       MATURITY VALUE
---------------------------------------------------------
       2001               4.20%              $ 96.27
       2002               4.91%              $ 91.19
       2003               5.43%              $ 85.68
       2004               5.51%              $ 81.02
       2005               5.62%              $ 76.39
       2006               5.70%              $ 72.00
       2007               5.77%              $ 67.81
       2008               5.83%              $ 63.82
       2009               5.92%              $ 59.84
       2010               5.98%              $ 56.18
---------------------------------------------------------


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

    (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

    (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.


    (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

    (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2) We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

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Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
-----------------------------------------------------------------------------

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix II for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no

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longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.


INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options and the account for special dollar cost averaging, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT


WIRE TRANSMITTALS

We accept initial contributions sent by wire to our processing office by agreement with certain broker-dealers. The transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" in "Contract features and benefits."

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we

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may issue a contract based on information forwarded electronically. In these cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we require an Acknowledgement of Receipt form, financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form.

After your contract has been issued, additional contributions may be transmitted by wire.


AUTOMATIC INVESTMENT PROGRAM - FOR NQ, FLEXIBLE PREMIUM IRA, AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contracts.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options, but not the account for special dollar cost averaging. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY


Our business day is any day the New York Stock Exchange is open for trading. Our business day generally ends at 4:00 p.m., Eastern Time for purposes of determining the date when contributions are applied and any other transaction requests are processed. We may, however, close due to emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.


o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

72
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o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your registered representative can provide information or you can call our processing office.

o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of EQ Advisors Trust we have the right to vote on certain matters involving the portfolios, such as:

o   the election of trustees;

o   the formal approval of independent auditors selected for EQ Advisors Trust;
    or

 o any other matters described in the prospectus for EQ Advisors Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

VOTING RIGHTS OF OTHERS


Currently, we control EQ Advisors Trust. Its shares are sold to our separate accounts and an affiliated qualified plan trust. In addition, shares of EQ Advisors Trust are held by separate accounts of insurance companies both affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of EQ Advisors Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.



SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

73
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ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.


ABOUT OUR INDEPENDENT ACCOUNTANTS

The consolidated financial statements of Equitable Life at December 31, 1999 and 1998, and for the three years ended December 31, 1999 incorporated in this prospectus by reference to the 1999 Annual Report on Form 10-K are incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of Equitable Life, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of an IRA, QP, or Rollover TSA contract except by surrender to us. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your IRA, QP, or Rollover TSA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, we will impose a withdrawal charge, if one applies.


DISTRIBUTION OF THE CONTRACTS

Equitable Distributors, Inc. ("EDI"), an indirect, wholly owned subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account No. 49. EDI serves as the principal underwriter of Separate Account No. 49. EDI also acts as distributor for other Equitable Life annuity products with different features, expenses, and fees. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. Under a distribution agreement between EDI, Equitable Life, and certain of Equitable Life's separate accounts, including Separate Account No. 49, Equitable Life paid EDI distribution fees of $46,957,345 for 1999, $35,452,793 for 1998, and
$9,566,343 for 1997, as the distributor of certain contracts other than the contracts described in this prospectus, which had not been offered before 2000, and as the principal underwriter of several Equitable Life separate accounts, including Separate Account No. 49.

The contracts will be sold by registered representatives of EDI, as well as by affiliated and unaffiliated broker-dealers with which EDI has entered into selling agreements. We pay broker-dealer sales compensation that will generally not exceed an amount equal to 7% of total contributions made under the contracts. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion of

74
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it to their registered representatives as commissions related to sales of the contracts. The offering of the contracts is intended to be continuous.

75

9 Investment performance
--------------------------------------------------------------------------------

We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the portfolios in which they invest. We include these tables because they may be of general interest to you.

Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all current fees and charges under the contract, including the withdrawal charge, the optional baseBUILDER benefit charge, the annual administrative charge under Flexible Premium IRA and Flexible Premium Roth IRA contracts, but do not reflect the charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state or any applicable annuity administrative fee.

Tables 3, 4, and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all current fees and charges under the contract, but do not reflect the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge or the charges designed to approximate certain taxes that may be imposed on us, suich as premium taxes in your state or any applicable annuity administrative fee. If the charges were reflected they would effectively reduce the rates of return shown.

In all cases the results shown are based on the actual historical investment experience of the portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. The contracts are being offered for the first time in 2000.

For the "Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class IB shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market and Alliance Common Stock options for periods before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the portfolios, as well as an assumed charge of 0.06% for direct operating expenses.

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio and any predecessors that it may have had.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

From time to time, we may advertise different measurements of the investment performance of the variable investment options and/or the portfolios, including the measurements reflected in the tables below.

THE PERFORMANCE INFORMATION SHOWN BELOW AND THE PERFORMANCE INFORMATION THAT WE ADVERTISE REFLECT PAST PERFORMANCE AND DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. SUCH INFORMATION ALSO DOES NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.


BENCHMARKS

Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge,

76
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administrative charge and distribution charge, or any withdrawal or optional benefit charge. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:


--------------------------------------------------------------------------------
 EQ/AGGRESSIVE STOCK: 50% Russell 2000 Index and 50% Standard
   & Poor's Mid-Cap Total Return Index.
 ALLIANCE COMMON STOCK: Standard & Poor's 500 Index.
 ALLIANCE HIGH YIELD: Benchmark #1 - Merrill Lynch High Yield
   Master Index and Benchmark #2 - Credit Suisse First Boston
   Global High Yield Index.
 ALLIANCE MONEY MARKET: Salomon Brothers Three-Month T-Bill
   Index.
 EQ/ALLIANCE PREMIER GROWTH: Standard & Poor's 500 Index.
 ALLIANCE SMALL CAP GROWTH: Russell 2000 Growth Index.
 EQ/ALLIANCE TECHNOLOGY: Lipper Specialty Fund Average.
 BT EQUITY 500 INDEX: Standard & Poor's 500 Index.
 BT INTERNATIONAL EQUITY INDEX: Morgan Stanley Capital
   International Europe, Australia, Far East Index.
 BT SMALL COMPANY INDEX: Russell 2000 Index.
 CAPITAL GUARDIAN INTERNATIONAL: Morgan Stanley Capital
   International Europe, Australia, Far East Index.
 CAPITAL GUARDIAN RESEARCH: Standard & Poor's 500 Index.
 CAPITAL GUARDIAN U.S. EQUITY: Standard & Poor's 500 Index.
 EQ/EVERGREEN: Benchmark #1 - Russell 2000 Index and
   Benchmark #2 - Standard & Poors 500 Index.
 EQ/EVERGREEN FOUNDATION: 60% Standard & Poor's 500
   Index/40% Lehman Brothers Aggregate Bond Index.
 J.P. MORGAN CORE BOND: Salomon Brothers Broad Investment
   Grade Bond.
 LAZARD LARGE CAP VALUE: Standard & Poor's 500 Index.
 LAZARD SMALL CAP VALUE: Russell 2000 Index.
 MFS EMERGING GROWTH COMPANIES: Russell 2000 Index.
 MFS GROWTH WITH INCOME: Standard & Poor's 500 Index.
 MFS RESEARCH: Standard & Poor's 500 Index.
 MERCURY BASIC VALUE EQUITY: Standard & Poor's 500 Index.
 MERCURY WORLD STRATEGY: 36% Standard & Poor's 500 Index/24%
   Morgan Stanley Capital International Europe, Australia, Far East
   Index/21% Salomon Brothers U.S. Treasury Bond 1 Year+ 14%
   Salomon Brothers World Government Bond (excluding U.S.)/ and
   5% Three-Month U.S. Treasury Bill.
 MORGAN STANLEY EMERGING MARKETS EQUITY: Morgan Stanley
   Capital International Emerging Markets Free Price Return Index.
 EQ/PUTNAM GROWTH & INCOME VALUE: Standard & Poor's 500
   Index.
 EQ/PUTNAM INTERNATIONAL EQUITY: Morgan Stanley Capital
   International Europe, Australia, Far East Index.
 EQ/PUTNAM INVESTORS GROWTH: Standard & Poor's 500 Index.
--------------------------------------------------------------------------------


LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc. (Lipper), the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator performance relative to other variable annuity products.

77
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                                    TABLE 1
AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1999:


----------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE        SINCE
                                              ONE          THREE        FIVE        TEN       OPTION      PORTFOLIO
 INVESTMENT FUND                              YEAR         YEARS       YEARS       YEARS     INCEPTION*   INCEPTION**
----------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                            7.38%        3.67%       11.43%      12.81%       3.31%       14.26%
----------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                         13.49%       22.02%       23.36%      14.20%      22.38%       13.17%
----------------------------------------------------------------------------------------------------------------------
Alliance High Yield                          (13.98)%      (3.38)%       4.98%       5.96%      (2.57)%       4.94%
----------------------------------------------------------------------------------------------------------------------
Alliance Money Market                         (5.97)%      (0.89)%       0.03%       0.17%      (0.81)%       2.56%
----------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                     16.14%           -            -           -       11.69%       11.69%
----------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                            9.07%           -            -           -       15.66%       15.66%
----------------------------------------------------------------------------------------------------------------------
BT International Equity Index                 15.98%           -            -           -       16.66%       16.66%
----------------------------------------------------------------------------------------------------------------------
BT Small Company Index                         9.48%           -            -           -        1.70%        1.70%
----------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                  (1.14)%          -            -           -       (1.14)%      (1.14)%
----------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                       (3.41)%          -            -           -       (3.41)%      (3.41)%
----------------------------------------------------------------------------------------------------------------------
J.P. Morgan Core Bond                        (12.06)%          -            -           -       (3.27)%      (3.27)%
----------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                        (7.11)%          -            -           -        4.59%        4.59%
----------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                        (8.84)%          -            -           -       (9.61)%      (9.61)%
----------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                 60.98%           -            -           -       42.28%       42.28%
----------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                        (2.11)%          -            -           -       (2.11)%      (2.11)%
----------------------------------------------------------------------------------------------------------------------
MFS Research                                  11.79%           -            -           -       18.01%       18.01%
----------------------------------------------------------------------------------------------------------------------
Mercury Basic Value Equity                     7.76%           -            -           -       11.98%       11.98%
----------------------------------------------------------------------------------------------------------------------
Mercury World Strategy                        10.08%           -            -           -        6.09%        6.09%
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity        82.71%           -            -           -       12.42%       (0.92)%
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value              (11.83)%          -            -           -        4.09%        4.09%
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                47.77%           -            -           -       26.05%       26.05%
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                    18.68%           -            -           -       28.84%       28.84%
----------------------------------------------------------------------------------------------------------------------



* The variable investment option inception dates are: Alliance Money Market, Alliance High Yield, Alliance Common Stock, and EQ/Aggressive Stock (October 16, 1996); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, Mercury Basic Value Equity, Mercury World Strategy, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1, 1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, J.P. Morgan Core Bond, Lazard Large Cap Value, Lazard Small Cap Value, and Morgan Stanley Emerging Markets Equity (December 31, 1997); EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998). The inception dates for the variable investment options that became available after December 31, 1998, and are therefore not shown in this table are:
      EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International (April 30, 1999) and EQ/Alliance Technology (May 1, 2000).

** The inception dates for the portfolios underlying the Alliance variable investment options shown in the tables are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on October 18, 1999. The portfolio inception dates are: Alliance Money Market (July 13, 1981); Alliance High Yield (January 2, 1987); Alliance Common Stock (January 13, 1976); EQ/Aggressive Stock (January 27, 1986); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, Mercury Basic Value Equity, Mercury World Strategy, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1, 1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, J.P. Morgan Core Bond, Lazard Large Cap Value, and Lazard Small Cap Value January 1, 1998; Morgan Stanley Emerging Markets Equity (August 20, 1997) EQ Evergreen, EQ/Evergreen Foundation and MFS Growth with Income (December 31, 1998). The inception dates for the portfolios that became available after December 31, 1998, and are therefore not shown in this table are: EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, Capital Guardian International (April 30,
      1999); and EQ/Alliance Technology (May 1, 2000).

78
--------------------------------------------------------------------------------

                                    TABLE 2
      GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1999:




-----------------------------------------------------------------------------------------------------------------
                                                              LENGTH OF INVESTMENT PERIOD
                                        -------------------------------------------------------------------------
                                                                                                      SINCE
                                               ONE          THREE          FIVE          TEN        PORTFOLIO
 VARIABLE INVESTMENT OPTIONS                  YEAR          YEARS         YEARS         YEARS       INCEPTION*
----------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                          1,073.76      1,114.04      1,717.60      3,337.67      6,396.96
----------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                        1,134.91      1,816.91      2,856.60      3,772.84     19,404.57
----------------------------------------------------------------------------------------------------------------------
Alliance High Yield                            860.22        902.50      1,275.08      1,784.88      1,870.11
----------------------------------------------------------------------------------------------------------------------
Alliance Money Market                          940.28        973.67      1,001.42      1,016.99      1,595.55
----------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                    1,161.37            -             -             -       1,343.31
----------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                          1,090.71            -             -             -       1,337.63
----------------------------------------------------------------------------------------------------------------------
BT International Equity Index                1,159.80            -             -             -       1,361.04
----------------------------------------------------------------------------------------------------------------------
BT Small Company Index                       1,094.83            -             -             -       1,034.25
----------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                   988.60            -             -             -         988.60
----------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                        965.86            -             -             -         965.86
----------------------------------------------------------------------------------------------------------------------
J.P. Morgan Core Bond                          879.42            -             -             -         935.74
----------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                         928.91            -             -             -       1,093.96
----------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                         911.57            -             -             -         816.98
----------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                1,609.80            -             -             -       2,562.41
----------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                         987,89            -             -             -         978.89
----------------------------------------------------------------------------------------------------------------------
MFS Research                                 1,117.86            -             -             -       1,555.83
----------------------------------------------------------------------------------------------------------------------
Mercury Basic Value Equity                   1,077.58            -             -             -       1,352.57
----------------------------------------------------------------------------------------------------------------------
Mercury World Strategy                       1,100.81            -             -             -       1,171.02
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity       1,827.10            -             -             -         978.36
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                881.68            -             -             -       1,112.78
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity               1,477.70            -             -             -       1,854.75
----------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                   1,186.85            -             -             -       1,966.33
----------------------------------------------------------------------------------------------------------------------


----------
*   Portfolio inception dates are shown in Table 1.

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                                    TABLE 3
        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:




------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     SINCE
                                                                                                                   PORTFOLIO
                                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS      20 YEARS     INCEPTION*
------------------------------------------------------------------------------------------------------------------------------
 EQ/AGGRESSIVE STOCK                              16.71%        7.75%        14.18%        14.57%            -         15.72%
------------------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap Growth                            51.65%       24.68%        19.97%        14.78%            -         15.86%
------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        18.09%       17.48%        19.92%        15.41%            -         14.58%
------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK                            22.95%       25.62%        25.77%        16.46%        16.26%        14.65%
------------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                                    29.78%       26.87%        25.55%        16.90%        15.83%        15.16%
------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        21.04%       27.56%        28.56%        18.21%        17.88%        16.19%
------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD                              (5.08)%       0.95%         7.89%         8.25%            -          7.40%
------------------------------------------------------------------------------------------------------------------------------
 Lipper High Current Yield                         3.65%        4.82%         8.59%         9.61%            -          7.79%
------------------------------------------------------------------------------------------------------------------------------
 Benchmark #1                                      1.57%        5.91%         9.61%        10.79%            -          9.99%
------------------------------------------------------------------------------------------------------------------------------
 Benchmark #2                                      3.28%        5.37%         9.07%        11.06%            -         10.04%
------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET                             3.09%        3.36%         3.47%         3.28%            -          5.05%
------------------------------------------------------------------------------------------------------------------------------
 Lipper Money Market                               3.78%        4.05%         4.16%         3.96%            -          5.70%
------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                         4.74%        5.01%         5.20%         5.06%            -          6.65%
------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH                        25.65%           -             -             -             -         15.82%
------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                                 34.26%           -             -             -             -         19.49%
------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        43.09%           -             -             -             -         25.88%
------------------------------------------------------------------------------------------------------------------------------
 BT EQUITY 500 INDEX                              18.44%           -             -             -             -         20.79%
------------------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index                             19.36%           -             -             -             -         23.16%
------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        21.03%           -             -             -             -         24.76%
------------------------------------------------------------------------------------------------------------------------------
 BT INTERNATIONAL EQUITY INDEX                    25.49%           -             -             -             -         21.81%
------------------------------------------------------------------------------------------------------------------------------
 Lipper International                             43.24%           -             -             -             -         26.76%
------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        26.96%           -             -             -             -         23.43%
------------------------------------------------------------------------------------------------------------------------------
 BT SMALL COMPANY INDEX                           18.86%           -             -             -             -          6.92%
------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                                 34.26%           -             -             -             -         16.02%
------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        21.26%           -             -             -             -          8.70%
------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN                                      8.02%           -             -             -             -          8.02%
------------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                                    29.78%           -             -             -             -         29.78%
------------------------------------------------------------------------------------------------------------------------------
 Benchmark #1                                     21.26%           -             -             -             -         21.26%
------------------------------------------------------------------------------------------------------------------------------
 Benchmark #2                                     21.03%           -             -             -             -         21.03%
------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN FOUNDATION                           5.70%           -             -             -             -          5.70%
------------------------------------------------------------------------------------------------------------------------------
 Lipper Balanced                                   8.69%           -             -             -             -          8.69%
------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        11.15%           -             -             -             -         11.15%
------------------------------------------------------------------------------------------------------------------------------
 J.P. MORGAN CORE BOND                            (3.12)%          -             -             -             -          1.97%
------------------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Investment Grade Debt        (0.83)%          -             -             -             -          3.84%
------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        (1.77)%          -             -             -             -          2.64%
------------------------------------------------------------------------------------------------------------------------------
 LAZARD LARGE CAP VALUE                            1.93%           -             -             -             -          9.77%
------------------------------------------------------------------------------------------------------------------------------
 Lipper Capital Appreciation                      43.66%           -             -             -             -         32.61%
------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        21.03%           -             -             -             -         24.76%
------------------------------------------------------------------------------------------------------------------------------

80
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                              TABLE 3 (CONTINUED)
        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:


--------------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE
                                                                                                      PORTFOLIO
                                         1 YEAR       3 YEARS     5 YEARS    10 YEARS    20 YEARS     INCEPTION*
--------------------------------------------------------------------------------------------------------------------
 LAZARD SMALL CAP VALUE                    0.16%        -             -          -           -           (4.27)%
-------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                         34.26%        -             -          -           -           16.02%
-------------------------------------------------------------------------------------------------------------------
 Benchmark                                21.26%        -             -          -           -            8.70%
-------------------------------------------------------------------------------------------------------------------
 MFS EMERGING GROWTH COMPANIES            70.98%        -             -          -           -           45.96%
-------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap                           51.65%        -             -          -           -           32.50%
-------------------------------------------------------------------------------------------------------------------
 Benchmark                                21.26%        -             -          -           -           16.99%
-------------------------------------------------------------------------------------------------------------------
 MFS GROWTH WITH INCOME                    7.03%        -             -          -           -            7.03%
-------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                   12.90%        -             -          -           -           12.90%
-------------------------------------------------------------------------------------------------------------------
 Benchmark                                21.03%        -             -          -           -           21.03%
-------------------------------------------------------------------------------------------------------------------
 MFS RESEARCH                             21.21%        -             -          -           -           22.02%
-------------------------------------------------------------------------------------------------------------------
 Lipper Growth                            29.78%        -             -          -           -           29.33%
-------------------------------------------------------------------------------------------------------------------
 Benchmark                                21.03%        -             -          -           -           27.36%
-------------------------------------------------------------------------------------------------------------------
 MERCURY BASIC VALUE EQUITY               17.10%        -             -          -           -           16.11%
-------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                   12.90%        -             -          -           -           18.00%
-------------------------------------------------------------------------------------------------------------------
 Benchmark                                21.03%        -             -          -           -           27.36%
-------------------------------------------------------------------------------------------------------------------
 MERCURY WORLD STRATEGY                   19.47%        -             -          -           -           10.39%
-------------------------------------------------------------------------------------------------------------------
 Lipper Global Flexible Portfolio         12.93%        -             -          -           -           11.91%
-------------------------------------------------------------------------------------------------------------------
 Benchmark                                13.07%        -             -          -           -           16.18%
-------------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY EMERGING MARKETS
  EQUITY                                  92.71%        -             -          -           -            4.06%
-------------------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets                  82.53%        -             -          -           -            2.90%
-------------------------------------------------------------------------------------------------------------------
 Benchmark                                66.41%        -             -          -           -           (0.88)%
-------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH & INCOME VALUE          (2.89)%       -             -          -           -            8.41%
-------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                   12.90%        -             -          -           -           18.00%
-------------------------------------------------------------------------------------------------------------------
 Benchmark                                21.03%        -             -          -           -           27.36%
-------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM INTERNATIONAL EQUITY           57.77%        -             -          -           -           29.96%
-------------------------------------------------------------------------------------------------------------------
 Lipper International                     43.24%        -             -          -           -           20.38%
-------------------------------------------------------------------------------------------------------------------
 Benchmark                                26.96%        -             -          -           -           18.32%
-------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM INVESTORS GROWTH               28.25%        -             -          -           -           32.59%
-------------------------------------------------------------------------------------------------------------------
 Lipper Growth                            29.78%        -             -          -           -           29.33%
-------------------------------------------------------------------------------------------------------------------
 Benchmark                                21.03%        -             -          -           -           27.36%
-------------------------------------------------------------------------------------------------------------------


----------
* Portfolio inception dates are shown in Table 1. Lipper survey and benchmark "since portfolio inception" information are as of the month-end closest to the actual date of portfolio inception.

81
--------------------------------------------------------------------------------

                                    TABLE 4
        CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        SINCE
                                                                                                                      PORTFOLIO
                                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS       20 YEARS       INCEPTION*
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AGGRESSIVE STOCK                              16.71%        25.10%       94.05%       289.57%          -              664.33%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper                                           51.65%       102.87%      158.98%       311.69%          -              683.45%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        18.09%        62.12%      147.96%       319.19%          -              595.55%
----------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK                            22.95%        98.24%      214.67%       359.13%   1,936.81%           2,545.48%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                                    29.78%       106.30%      216.51%       386.68%   1,816.52%           2,838.39%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        21.04%       107.56%      251.12%       432.78%   2,584.39%           3,555.46%
----------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD                              (5.08)%        2.87%       46.18%       120.94%          -              152.78%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper High Current Yield                         3.65%        15.25%       51.19%       151.82%          -              166.74%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark #1                                      1.57%        18.80%       58.22%       178.72%          -              245.03%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark #2                                      3.28%        17.00%       54.39%       185.43%          -              246.92%
----------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET                             3.09%        10.41%       18.59%        38.07%          -              148.35%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Money Market                               3.78%        12.64%       22.65%        47.52%          -              178.18%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                         4.74%        15.79%       28.88%        63.79%          -              229.35%
----------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH                        25.65%            -            -             -           -               48.00%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                                 34.26%            -            -             -           -               62.98%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        43.09%            -            -             -           -               84.91%
----------------------------------------------------------------------------------------------------------------------------------
 BT EQUITY 500 INDEX                              18.44%            -            -             -           -               45.90%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index                             19.36%            -            -             -           -               51.69%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        21.03%            -            -             -           -               55.65%
----------------------------------------------------------------------------------------------------------------------------------
 BT INTERNATIONAL EQUITY INDEX                    25.49%            -            -             -           -               48.37%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper International                             43.24%            -            -             -           -               61.58%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        26.96%            -            -             -           -               52.35%
----------------------------------------------------------------------------------------------------------------------------------
 BT SMALL COMPANY INDEX                           18.86%            -            -             -           -               14.31%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                                 34.26%            -            -             -           -               37.82%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        21.26%            -            -             -           -               18.17%
----------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN                                      8.02%            -            -             -           -                8.02%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                                    29.78%            -            -             -           -               29.78%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark #1                                     21.26%            -            -             -           -               21.26%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark #2                                     21.03%            -            -             -           -               21.03%
----------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN FOUNDATION                           5.70%            -            -             -           -                5.70%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Balanced                                   8.69%            -            -             -           -                8.69%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        11.15%            -            -             -           -               11.15%
----------------------------------------------------------------------------------------------------------------------------------
 J.P. MORGAN CORE BOND                            (3.12)%           -            -             -           -                3.99%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Investment Grade Debt      (  0.83)%           -            -             -           -                7.83%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                      (  1.77)%           -            -             -           -                5.96%
----------------------------------------------------------------------------------------------------------------------------------
 LAZARD LARGE CAP VALUE                            1.93%            -            -             -           -               20.49%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Capital Appreciation                      43.66%            -            -             -           -               79.44%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        21.03%            -            -             -           -               55.65%
----------------------------------------------------------------------------------------------------------------------------------
 LAZARD SMALL CAP VALUE                            0.16%            -            -             -           -               (8.36)%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                                 34.26%            -            -             -           -               37.82%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                        21.26%            -            -             -           -               18.17%
----------------------------------------------------------------------------------------------------------------------------------

82
--------------------------------------------------------------------------------


                              TABLE 4 (CONTINUED)
        CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:



--------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                                                         PORTFOLIO
                                                1 YEAR     3 YEARS    5 YEARS    10 YEARS    20 YEARS    INCEPTION*
--------------------------------------------------------------------------------------------------------------------
   MFS EMERGING GROWTH COMPANIES                70.98%       -           -           -           -        174.33%
--------------------------------------------------------------------------------------------------------------------
    Lipper Mid-Cap                              51.65%       -           -           -           -        120.85%
--------------------------------------------------------------------------------------------------------------------
    Benchmark                                   21.26%       -           -           -           -         52.05%
--------------------------------------------------------------------------------------------------------------------
   MFS GROWTH WITH INCOME                        7.03%       -           -           -           -          7.03%
--------------------------------------------------------------------------------------------------------------------
    Lipper Growth & Income                      12.90%       -           -           -           -         12.90%
--------------------------------------------------------------------------------------------------------------------
    Benchmark                                   21.03%       -           -           -           -         21.03%
--------------------------------------------------------------------------------------------------------------------
   MFS RESEARCH                                 21.21%       -           -           -           -         70.07%
--------------------------------------------------------------------------------------------------------------------
    Lipper Growth                               29.78%       -           -           -           -        101.13%
--------------------------------------------------------------------------------------------------------------------
    Benchmark                                   21.03%       -           -           -           -         90.75%
--------------------------------------------------------------------------------------------------------------------
   MERCURY BASIC VALUE EQUITY                   17.10%       -           -           -           -         48.97%
--------------------------------------------------------------------------------------------------------------------
    Lipper Growth & Income                      12.90%       -           -           -           -         56.85%
--------------------------------------------------------------------------------------------------------------------
    Benchmark                                   21.03%       -           -           -           -         90.75%
--------------------------------------------------------------------------------------------------------------------
   MERCURY WORLD STRATEGY                       19.47%       -           -           -           -         30.18%
--------------------------------------------------------------------------------------------------------------------
    Lipper Global Flexible Portfolio            12.93%       -           -           -           -         35.69%
--------------------------------------------------------------------------------------------------------------------
    Benchmark                                   13.07%       -           -           -           -         49.16%
--------------------------------------------------------------------------------------------------------------------
   MORGAN STANLEY EMERGING MARKETS EQUITY       92.71%       -           -           -           -          9.88%
--------------------------------------------------------------------------------------------------------------------
    Lipper Emerging Markets                     82.53%       -           -           -           -          7.48%
--------------------------------------------------------------------------------------------------------------------
    Benchmark                                   66.41%       -           -           -           -          5.32%
--------------------------------------------------------------------------------------------------------------------
   EQ/PUTNAM GROWTH & INCOME VALUE              (2.89)%      -           -           -           -         24.04%
--------------------------------------------------------------------------------------------------------------------
    Lipper                                      12.90%       -           -           -           -         56.85%
--------------------------------------------------------------------------------------------------------------------
    Benchmark                                   21.03%       -           -           -           -         90.75%
--------------------------------------------------------------------------------------------------------------------
   EQ/PUTNAM INTERNATIONAL EQUITY               57.77%       -           -           -           -        101.24%
--------------------------------------------------------------------------------------------------------------------
    Lipper                                      43.24%       -           -           -           -         65.44%
--------------------------------------------------------------------------------------------------------------------
    Benchmark                                   26.96%       -           -           -           -         56.70%
--------------------------------------------------------------------------------------------------------------------
   EQ/PUTNAM INVESTORS GROWTH                   28.25%       -           -           -           -        112.28%
--------------------------------------------------------------------------------------------------------------------
    Lipper                                      29.78%       -           -           -           -        101.13%
--------------------------------------------------------------------------------------------------------------------
    Benchmark                                   21.03%       -           -           -           -         90.75%
--------------------------------------------------------------------------------------------------------------------



----------
* Portfolio inception dates are shown in Table 1. Lipper survey and benchmark "since portfolio inception" information are as month-end closest to the actual date of portfolio inception.

83
--------------------------------------------------------------------------------

                                    TABLE 5
                         YEAR-BY-YEAR RATES OF RETURN:




-----------------------------------------------------------------------------------------------------------
                                                 1990        1991         1992         1993         1994
-----------------------------------------------------------------------------------------------------------
   EQ/Aggressive Stock                           6.21%       83.52%       (4.91)%      14.65%       (5.54)%
-----------------------------------------------------------------------------------------------------------
   Alliance Common Stock                        (9.77)%      35.41%        1.36%       22.59%       (3.89)%
-----------------------------------------------------------------------------------------------------------
   Alliance High Yield                          (2.90)%      22.23%       10.29%       20.94%       (4.53)%
-----------------------------------------------------------------------------------------------------------
   Alliance Money Market                         6.29%        4.28%        1.70%        1.11%        2.15%
-----------------------------------------------------------------------------------------------------------
   Alliance Small Cap Growth                        -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   BT Equity 500 Index                              -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   BT International Equity Index                    -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   BT Small Company Index                           -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   EQ/Evergreen                                     -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   EQ/Evergreen Foundation                          -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   J.P. Morgan Core Bond                            -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   Lazard Large Cap Value                           -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   Lazard Small Cap Value                           -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   MFS Emerging Growth Companies                    -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   MFS Growth with Income                           -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   MFS Research                                     -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   Mercury Basic Value Equity                       -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   Mercury World Strategy                           -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   Morgan Stanley Emerging Markets Equity           -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   EQ/Putnam Growth & Income Value                  -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   EQ/Putnam International Equity                   -            -            -            -            -
-----------------------------------------------------------------------------------------------------------
   EQ/Putnam Investors Growth                       -            -            -            -            -
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                                1995        1996          1997           1998         1999
-----------------------------------------------------------------------------------------------------------
   EQ/Aggressive Stock                          29.28%      19.99%         8.82%         (1.50)%     16.71%
-----------------------------------------------------------------------------------------------------------
   Alliance Common Stock                        30.08%      22.03%        26.90%         27.06%      22.95%
-----------------------------------------------------------------------------------------------------------
   Alliance High Yield                          17.77%      20.66%        16.34%         (6.85)%     (5.08)%
-----------------------------------------------------------------------------------------------------------
   Alliance Money Market                         3.85%       3.43%         3.53%          3.45%       3.09%
-----------------------------------------------------------------------------------------------------------
   Alliance Small Cap Growth                        -           -         25.21%+        (5.92)%     25.65%
-----------------------------------------------------------------------------------------------------------
   BT Equity 500 Index                              -           -             -          23.19%      18.44%
-----------------------------------------------------------------------------------------------------------
   BT International Equity Index                    -           -             -          18.23%      25.49%
-----------------------------------------------------------------------------------------------------------
   BT Small Company Index                           -           -             -          (3.82)%     18.86%
-----------------------------------------------------------------------------------------------------------
   EQ/Evergreen                                     -           -             -              -        8.02%
-----------------------------------------------------------------------------------------------------------
   EQ/Evergreen Foundation                          -           -             -              -        5.70%
-----------------------------------------------------------------------------------------------------------
   J.P. Morgan Core Bond                            -           -             -           7.34%      (3.12)%
-----------------------------------------------------------------------------------------------------------
   Lazard Large Cap Value                           -           -             -          18.20%       1.93%
-----------------------------------------------------------------------------------------------------------
   Lazard Small Cap Value                           -           -             -          (8.51)%      0.16%
-----------------------------------------------------------------------------------------------------------
   MFS Emerging Growth Companies                    -           -         21.15%+        32.43%      70.98%
-----------------------------------------------------------------------------------------------------------
   MFS Growth with Income                           -           -             -              -        7.03%
-----------------------------------------------------------------------------------------------------------
   MFS Research                                     -           -         14.84%+        22.18%      21.21%
-----------------------------------------------------------------------------------------------------------
   Mercury Basic Value Equity                       -           -         15.81%+         9.85%      17.10%
-----------------------------------------------------------------------------------------------------------
   Mercury World Strategy                           -           -          3.62%+         5.17%      19.47%
-----------------------------------------------------------------------------------------------------------
   Morgan Stanley Emerging Markets Equity           -           -        (20.64)%+      (28.15)%     92.71%
-----------------------------------------------------------------------------------------------------------
   EQ/Putnam Growth & Income Value                  -           -         15.00%+        11.07%      (2.89)%
-----------------------------------------------------------------------------------------------------------
   EQ/Putnam International Equity                   -           -          8.44%+        17.62%      57.77%
-----------------------------------------------------------------------------------------------------------
   EQ/Putnam Investors Growth                       -           -         23.36%+        34.18%      28.25%
-----------------------------------------------------------------------------------------------------------



----------
+ Returns for these portfolios represent less than 12 months of performance. The returns are as of each portfolio inception date as shown in Table 1.

84
--------------------------------------------------------------------------------

COMMUNICATING PERFORMANCE DATA

In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the portfolios and may compare the performance or ranking of those options and the portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o   data developed by us derived from such indices or averages.

We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
 Barron's                         Investment Management Weekly
 Morningstar's Variable Annuity   Money Management Letter
    Sourcebook                    Investment Dealers Digest
 Business Week                    National Underwriter
 Forbes                           Pension & Investments
 Fortune                          USA Today
 Institutional Investor           Investor's Business Daily
 Money                            The New York Times
 Kiplinger's Personal Finance     The Wall Street Journal
 Financial Planning               The Los Angeles Times
 Investment Adviser               The Chicago Tribune
--------------------------------------------------------------------------------

Lipper compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts, and

o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.


YIELD INFORMATION

Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the Alliance High Yield option will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).


"Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option. The current yields and effective yields assume the deduction of all current contract charges and expenses other than the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge, and any charge

85
--------------------------------------------------------------------------------


designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. The yields and effective yields for the Alliance Money Market option, when used for the special dollar cost averaging program, assume that no contract charges are deducted. For more information, see "Yield Information for the Alliance Money Market Option and Alliance High Yield Option" in the SAI.

86

10 Incorporation of certain documents by reference
--------------------------------------------------------------------------------


Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1999 is considered to be a part of this prospectus because it is incorporated by reference.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.


Any statement contained in a document that is, or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.


We file our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.


Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone:
(212) 554-1234).

Appendix I: Purchase considerations for QP contracts
--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Equitable Accumulator QP contract should discuss with their tax advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed minimum income benefit, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Equitable Accumulator QP contract or another annuity. Therefore, you should purchase an Equitable Accumulator QP contract to fund a plan for the contract's features and benefits other than tax deferral. This QP contract accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted.


Under defined benefit plans, we will not accept rollovers from a defined contribution plan to a defined benefit plan. We will only accept transfers from a defined benefit plan or a change of investment vehicles in the plan. Only one additional contribution may be made per contract year. For defined benefit plans, the maximum percentage of actuarial value of the plan participant/employee's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant/employee. Equitable Life does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit. If overfunding of a plan occurs, withdrawals from the QP contract may be required. A withdrawal charge and/or market value adjustment may apply.


Further, Equitable Life will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant/employee takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider that:

o the QP contract may not be an appropriate purchase for annuitants approaching or over age 70 1/2; and

o the guaranteed minimum income benefit under baseBUILDER may not be an appropriate feature for annuitants who are older than age 60 1/2 when the contract is issued.


Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

Appendix II: Market value adjustment example
--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2001 to a fixed maturity option with a maturity date of February 15, 2010 (nine years later) at a hypothetical rate to maturity of 7.00%, resulting in a maturity value of $183,846 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2005.



---------------------------------------------------------------------------------------------
                                                                      HYPOTHETICAL ASSUMED
                                                                      RATE TO MATURITY ON
                                                                       FEBRUARY 15, 2005
                                                                   --------------------------
                                                                        5.00%        9.00%
---------------------------------------------------------------------------------------------
AS OF FEBRUARY 15, 2005 (BEFORE WITHDRAWAL)
---------------------------------------------------------------------------------------------
(1) Market adjusted amount                                           $144,048    $ 119,487
---------------------------------------------------------------------------------------------
(2) Fixed maturity amount                                            $131,080    $ 131,080
---------------------------------------------------------------------------------------------
(3) Market value adjustment:
    (1) - (2)                                                        $ 12,968    $ (11,593)
---------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2005 (AFTER WITHDRAWAL)
---------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with withdrawal:
    (3) x [$50,000/(1)]                                              $  4,501    $  (4,851)
---------------------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount:
    [$50,000 - (4)]                                                  $ 45,499    $  54,851
---------------------------------------------------------------------------------------------
(6) Fixed maturity amount: (2) - (5)                                 $ 85,581    $  76,229
---------------------------------------------------------------------------------------------
(7) Maturity value                                                   $120,032    $ 106,915
---------------------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                                    $ 94,048    $  69,487
---------------------------------------------------------------------------------------------


You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Appendix III: Guaranteed minimum death benefit example
--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the guaranteed minimum death benefit.

The following illustrates the guaranteed minimum death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the Alliance Money Market option or the fixed maturity options), no additional contributions, no transfers and no withdrawals, and no loans under a Rollover TSA contract, the guaranteed minimum death benefit for an annuitant age 45 would be calculated as follows:

------------------------------------------------------------------------------------
  END OF                           5% ROLL UP TO AGE 80     ANNUAL RATCHET TO AGE 80
 CONTRACT                          GUARANTEED MINIMUM         GUARANTEED MINIMUM
   YEAR         ACCOUNT VALUE       DEATH BENEFIT(1)             DEATH BENEFIT
------------------------------------------------------------------------------------
     1           $105,000             $105,000(1)                $105,000(3)
------------------------------------------------------------------------------------
     2           $115,500             $110,250(2)                $115,500(3)
------------------------------------------------------------------------------------
     3           $129,360             $115,763(2)                $129,360(3)
------------------------------------------------------------------------------------
     4           $103,488             $121,551(1)                $129,360(4)
------------------------------------------------------------------------------------
     5           $113,837             $127,628(1)                $129,360(4)
------------------------------------------------------------------------------------
     6           $127,497             $134,010(1)                $129,360(4)
------------------------------------------------------------------------------------
     7           $127,497             $140,710(1)                $129,360(4)
------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


5% ROLL UP TO AGE 80

(1) At the end of contract year 1, and again at the end of contract years 4 through 7, the death benefit will be equal to the guaranteed minimum death benefit.

(2) At the end of contract years 2 and 3, the death benefit will be equal to the current account value since it is higher than the current guaranteed minimum death benefit.


ANNUAL RATCHET TO AGE 80

(3) At the end of contract years 1 through 3, the guaranteed minimum death benefit is equal to the current account value.

(4) At the end of contract years 4 through 7, the guaranteed minimum death benefit is equal to the guaranteed minimum death benefit at the end of the prior year since it is equal to or higher than the current account value.

Statement of additional information
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                                         PAGE
Unit Values                                                                               2
Custodian and Independent Accountants                                                     2
Yield Information for the Alliance Money Market Option and Alliance High Yield Option     2
Financial Statements                                                                      4

HOW TO OBTAIN AN EQUITABLE ACCUMULATOR STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Equitable Accumulator
  P.O. Box 1547
  Secaucus, NJ 07096-1547

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


Please send me an Equitable Accumulator SAI for Separate Account No. 49 dated May 1, 2000.



------------------------------------------------------------------------------
Name:


------------------------------------------------------------------------------
Address:


------------------------------------------------------------------------------
City                   State        Zip









(SAI 1AMLF(2000))

SUPPLEMENT TO EQUITABLE ACCUMULATOR (IRA, NQ, QP) PROSPECTUS DATED MAY 1, 1998 AND TAX SHELTERED ANNUITY SUPPLEMENT DATED JUNE 18, 1998 AND EQUITABLE ACCUMULATOR PROSPECTUS DATED OCTOBER 18, 1999.


COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES ISSUED BY THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

--------------------------------------------------------------------------------



This supplement dated May 1, 2000, updates certain information in the following prospectuses:

Equitable Accumulator (IRA, NQ and QP) prospectus, dated May 1, 1998, as previously supplemented on June 18, 1998, January 4, 1999 and May 1, 1999.

Equitable Accumulator prospectus, dated October 18, 1999.

You should keep the supplements and the prospectus for future reference. We have filed with the Securities and Exchange Commission (SEC) our statement of additional information (SAI) dated May 1, 1999. If you do not presently have a copy of the prospectus and prior supplements, you may obtain additional copies, as well as a copy of the SAI, from us, free of charge, by writing to Equitable Life, P.O. Box 1547, Secaucus, NJ 07096-1547, or calling (800) 789-7771. If you only need a copy of the SAI, you may mail in the SAI request form located at the end of this supplement. The SAI has been incorporated by reference into this supplement.

In this Supplement, we provide information on (1) a new investment fund; (2) changes in certain management fees and expense limitation agreements; (3) certain portfolio/adviser name changes and new advisers; (4) telephone and online access to certain contract transactions; (5) transaction requests that are related to market timing strategies; (6) revised beneficiary continuation options; (7) tax updates that may or may not affect your contract; (8) unit values and number of outstanding units for the investment funds; and (9) Equitable Life.


The supplement also contains information that is intended to clarify the Variable Immediate Annuity payout option that is available through your contract.

                                                                        72279/ML

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(1) NEW INVESTMENT FUND

The following new Investment Fund is available under your Certificate effective on or about May 1, 2000.

EQ/ALLIANCE TECHNOLOGY


The new Investment Fund invests in a corresponding new Portfolio of EQ Advisors Trust. The objectives and Adviser for the Portfolio are shown below:


PORTFOLIO OF EQ ADVISERS TRUST



--------------------------------------------------------------------------------------------
PORTFOLIO NAME            OBJECTIVE                       ADVISER
--------------------------------------------------------------------------------------------
EQ/ALLIANCE TECHNOLOGY    LONG-TERM GROWTH OF CAPITAL     ALLIANCE CAPITAL MANAGEMENT L.P.
--------------------------------------------------------------------------------------------


See "Update on Management Fees and Expense Limitation Agreements" below, regarding the management fees for this new portfolio.


(2) UPDATE ON MANAGEMENT FEES AND EXPENSE LIMITATION AGREEMENTS


The following table sets forth the investment management fees payable to Equitable from each portfolio under the new management agreement, effective on or about May 1, 2000, which were approved by shareholders. New or revised expense limitation agreements may also apply (see footnote #7 to the table). All portfolios may not be available in all annuity products. Please note that the names of certain portfolios have been changed (a correlating change in the name of the corresponding investment fund also applies). For more information on these name changes, see "Portfolio/Adviser name changes and new portfolio advisers," later in this supplement.

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EQ ADVISORS TRUST ANNUAL EXPENSES

(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)


------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTAL
                                                                                     OTHER             ANNUAL
                                                                                    EXPENSES          EXPENSES
                                              MANAGEMENT                         (AFTER EXPENSE     (AFTER EXPENSE
                                               FEES(6)         12B-1 FEES(7)     LIMITATION)(8)     LIMITATION)(9)
------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock(1)                           0.60%             0.25%               0.04%             0.89%
Alliance Common Stock                            0.46%             0.25%               0.04%             0.75%
Alliance Global                                  0.73%             0.25%               0.09%             1.07%
Alliance Growth Investors                        0.57%             0.25%               0.05%             0.87%
Alliance High Yield                              0.60%             0.25%               0.05%             0.90%
Alliance Money Market                            0.34%             0.25%               0.05%             0.64%
EQ/Alliance Premier Growth                       0.90%             0.25%               0.00%             1.15%
Alliance Small Cap Growth                        0.75%             0.25%               0.07%             1.07%
EQ/Alliance Technology(2)                        0.90%             0.25%               0.00%             1.15%
BT Equity 500 Index                              0.25%             0.25%               0.10%             0.60%
BT International Equity Index                    0.35%             0.25%               0.40%             1.00%
BT Small Company Index                           0.25%             0.25%               0.25%             0.75%
Capital Guardian International                   0.85%             0.25%               0.10%             1.20%
Capital Guardian Research                        0.65%             0.25%               0.05%             0.95%
Capital Guardian U.S. Equity                     0.65%             0.25%               0.05%             0.95%
EQ/Evergreen                                     0.65%             0.25%               0.05%             0.95%
EQ/Evergreen Foundation                          0.60%             0.25%               0.10%             0.95%
J.P. Morgan Core Bond(3)                         0.45%             0.25%               0.10%             0.80%
Lazard Large Cap Value                           0.65%             0.25%               0.05%             0.95%
Lazard Small Cap Value                           0.75%             0.25%               0.10%             1.10%
MFS Emerging Growth Companies                    0.65%             0.25%               0.10%             1.00%
MFS Growth with Income                           0.60%             0.25%               0.10%             0.95%
MFS Research                                     0.65%             0.25%               0.05%             0.95%
Mercury Basic Value Equity(4)                    0.60%             0.25%               0.10%             0.95%
Mercury World Strategy(5)                        0.70%             0.25%               0.25%             1.20%
Morgan Stanley Emerging Markets Equity           1.15%             0.25%               0.35%             1.75%
EQ/Putnam Growth & Income Value                  0.60%             0.25%               0.10%             0.95%
EQ/Putnam International Equity                   0.85%             0.25%               0.15%             1.25%
EQ/Putnam Investors Growth                       0.65%             0.25%               0.05%             0.95%


----------
Notes:

(1)   Formerly named Alliance Aggressive Stock.


(2)   May not be available in California.


(3) Formerly named JPM Core Bond.

(4)   Formerly named Merrill Lynch Basic Value Equity.

(5)   Formerly named Merrill Lynch World Strategy.


(6) The management fees shown reflect revised management fees, effective on or about May 1, 2000 which were approved by shareholders. The management fees shown for EQ/Putnam Growth & Income Value and Lazard Large Cap Value do not reflect the waiver of a portion of each portfolio's investment management fees that is currently in effect. The management fee for each portfolio cannot be increased without a vote of each portfolio's shareholders.

(7) Depending upon your contract, portfolio shares may be subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The

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      12b-1 fee will not be increased for the life of the contracts. If your contract's variable investment option choices invest in portfolio shares that are not subject to the 12b-1 fees, the "Total annual expenses" applicable to your contract would be lower than those shown. Prior to October 18, 1999, the total annual expenses for the Alliance Small Cap Growth portfolio were limited to 1.20% under an expense limitation arrangement related to that portfolio's Rule 12b-1 Plan. The arrangement is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1999, absent the expense limitation arrangement.

(8) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (9) for any expense limitation agreements.

      On October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth and EQ/Alliance Technology) became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred had these portfolios been portfolios of EQ Advisors Trust for the entire year ended December 31, 1999. The restated expenses reflect an increase of 0.01% for each of these portfolios.

(9) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) are limited as a percentage of the average daily net assets of each of the following portfolios: 1.75% for Morgan Stanley Emerging Markets Equity; 1.25% for EQ/Putnam International Equity; 1.20% for Capital Guardian International and Mercury World Strategy; 1.15% for EQ/Alliance Premier Growth and EQ/Alliance Technology; 1.10% for Lazard Small Cap Value; 1.00% for BT International Equity Index and MFS Emerging Growth Companies; 0.95% for Capital Guardian U.S. Equity, Capital Guardian Research, EQ/Evergreen, EQ/Evergreen Foundation, Lazard Large Cap Value, MFS Growth with Income, MFS Research, Mercury Basic Value Equity, EQ/Putnam Growth & Income Value and EQ/Putnam Investors Growth; 0.80% for J.P. Morgan Core Bond; 0.75% for BT Small Company Index; and 0.60% for BT Equity 500 Index. The expense limitations for the BT Equity 500 Index, EQ/Putnam Growth & Income Value, EQ/Putnam International Equity, Mercury Basic Value Equity, MFS Growth with Income, MFS Research and MFS Emerging Growth Companies portfolios reflect an increase effective on May 1, 2000. The expense limitation for the EQ/Evergreen and Lazard Small Cap Value portfolios reflect a decrease effective on May 1, 2000.

      Absent the expense limitation, the "Other Expenses" for 1999 on an annualized basis for each of the portfolios would have been as follows:
      1.00% for Morgan Stanley Emerging Markets Equity; 0.32% for EQ/Putnam International Equity; 0.66% for Capital Guardian International; 0.46% for Mercury World Strategy; 0.23% for EQ/Alliance Premier Growth; 0.10% for EQ/Alliance Technology; 0.26% for Lazard Small Cap Value; 0.49% for BT International Equity Index; 0.17% for MFS Emerging Growth Companies; 0.34% for Capital Guardian U.S. Equity; 0.47% for Capital Guardian Research; 1.87% for EQ/Evergreen; 1.07% for EQ/Evergreen Foundation; 0.21% for Lazard Large Cap Value; 0.37% for MFS Growth with Income; 0.17% for MFS Research and Mercury Basic Value Equity; 0.16% for EQ/Putnam Growth & Income Value; 0.19% for EQ/Putnam Investors Growth; 0.20% for J.P. Morgan Core Bond; 0.71% for BT Small Company Index; and 0.18% for BT Equity 500 Index. Initial seed capital was invested on April 30, 1999 for EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International portfolios and will be invested on or about May 1, 2000 for the EQ/Alliance Technology portfolio and therefore expenses have been estimated.

      Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.

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EXAMPLES


The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) Other than as indicated in the next sentence, the charges used in the examples are the maximum, charges that might apply to any contract or investment fund to which this supplement relates (including the maximum charges that would apply to the underlying portfolio). The annual administrative charge used in the example is based on the charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $0.00 per $1,000. If your contract does not have an annual administrative charge and/or has lower charges than used in the examples, then the charges that apply to your contract, would be lower than those shown below.


These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


------------------------------------------------------------------------------------------
                                             IF YOU SURRENDER YOUR CONTRACT AT THE END
                                                OF EACH PERIOD SHOWN, THE EXPENSES
                                                             WOULD BE:
                                         -------------------------------------------------
                                            1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------
EQ/Aggressive Stock                       $  97.09     $ 142.58     $ 191.27    $ 348.15
Alliance Common Stock                     $  95.62     $ 138.20     $ 184.04    $ 334.13
Alliance Global                           $  99.09     $ 148.50     $ 201.00    $ 366.86
Alliance Growth Investors                 $  96.99     $ 142.27     $ 190.75    $ 347.16
Alliance High Yield                       $  97.20     $ 142.89     $ 191.78    $ 349.15
Alliance Money Market                     $  94.46     $ 134.75     $ 178.33    $ 322.97
EQ/Alliance Premier Growth                $ 100.98     $ 154.08     $ 210.15    $ 384.25
Alliance Small Cap Growth                 $  98.98     $ 148.18     $ 200.49    $ 365.89
EQ/Alliance Technology                    $  99.93     $ 150.98     $ 205.08    $ 374.63
BT Equity 500 Index                       $  94.15     $ 133.81     $ 176.77    $ 319.91
BT International Equity Index             $  98.35     $ 146.32     $ 197.43    $ 360.01
BT Small Company Index                    $  95.72     $ 138.52     $ 184.56    $ 335.14
Capital Guardian International            $ 100.45     $ 152.53     $ 207.62    $ 379.45
Capital Guardian Research                 $  97.82     $ 144.76     $ 194.86    $ 355.09
Capital Guardian U.S. Equity              $  97.82     $ 144.76     $ 194.86    $ 355.09
EQ/Evergreen                              $  97.82     $ 144.76     $ 194.86    $ 355.09
EQ/Evergreen Foundation                   $  97.82     $ 144.76     $ 194.86    $ 355.09
J.P. Morgan Core Bond                     $  96.25     $ 140.08     $ 187.14    $ 340.17
Lazard Large Cap Value                    $  97.82     $ 144.76     $ 194.86    $ 355.09
Lazard Small Cap Value                    $  99.40     $ 149.43     $ 202.53    $ 369.78
MFS Emerging Growth Companies             $  98.35     $ 146.32     $ 197.43    $ 360.01
MFS Growth with Income                    $  97.82     $ 144.76     $ 194.86    $ 355.09
MFS Research                              $  97.82     $ 144.76     $ 194.86    $ 355.09
Mercury Basic Value Equity                $  97.82     $ 144.76     $ 194.86    $ 355.09
Mercury World Strategy                    $ 100.45     $ 152.53     $ 207.62    $ 379.45
Morgan Stanley Emerging Markets Equity    $ 106.23     $ 169.48     $ 235.19    $ 430.87
EQ/Putnam Growth & Income Value           $  97.82     $ 144.76     $ 194.86    $ 355.09
EQ/Putnam International Equity            $ 100.98     $ 154.08     $ 210.15    $ 384.25
EQ/Putnam Investors Growth                $  98.88     $ 147.87     $ 199.98    $ 364.91
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                             IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                THE END OF EACH PERIOD SHOWN, THE
                                                        EXPENSES WOULD BE:
                                         ------------------------------------------------
                                            1 YEAR     3 YEARS     5 YEARS      10 YEARS
------------------------------------------------------------------------------------------
EQ/Aggressive Stock                        $ 27.09   $  92.58     $ 161.27     $ 348.15
Alliance Common Stock                      $ 25.62   $  88.20     $ 154.04     $ 334.13
Alliance Global                            $ 29.09   $  98.50     $ 171.00     $ 366.86
Alliance Growth Investors                  $ 26.99   $  92.27     $ 160.75     $ 347.16
Alliance High Yield                        $ 27.20   $  92.89     $ 161.78     $ 349.15
Alliance Money Market                      $ 24.46   $  84.75     $ 148.33     $ 322.97
EQ/Alliance Premier Growth                 $ 30.98   $ 104.08     $ 180.15     $ 384.25
Alliance Small Cap Growth                  $ 28.98   $  98.18     $ 170.49     $ 365.89
EQ/Alliance Technology                     $ 29.93   $ 100.98     $ 175.08     $ 374.63
BT Equity 500 Index                        $ 24.15   $  83.81     $ 146.77     $ 319.91
BT International Equity Index              $ 28.35   $  96.32     $ 167.43     $ 360.01
BT Small Company Index                     $ 25.72   $  88.52     $ 154.56     $ 335.14
Capital Guardian International             $ 30.45   $ 102.53     $ 177.62     $ 379.45
Capital Guardian Research                  $ 27.82   $  94.76     $ 164.86     $ 355.09
Capital Guardian U.S. Equity               $ 27.82   $  94.76     $ 164.86     $ 355.09
EQ/Evergreen                               $ 27.82   $  94.76     $ 164.86     $ 355.09
EQ/Evergreen Foundation                    $ 27.82   $  94.76     $ 164.86     $ 355.09
J.P. Morgan Core Bond                      $ 26.25   $  90.08     $ 157.14     $ 340.17
Lazard Large Cap Value                     $ 27.82   $  94.76     $ 164.86     $ 355.09
Lazard Small Cap Value                     $ 29.40   $  99.43     $ 172.53     $ 369.78
MFS Emerging Growth Companies              $ 28.35   $  96.32     $ 167.43     $ 360.01
MFS Growth with Income                     $ 27.82   $  94.76     $ 164.86     $ 355.09
MFS Research                               $ 27.82   $  94.76     $ 164.86     $ 355.09
Mercury Basic Value Equity                 $ 27.82   $  94.76     $ 164.86     $ 355.09
Mercury World Strategy                     $ 30.45   $ 102.53     $ 177.62     $ 379.45
Morgan Stanley Emerging Markets Equity     $ 36.23   $ 119.48     $ 205.19     $ 430.87
EQ/Putnam Growth & Income Value            $ 27.82   $  94.76     $ 164.86     $ 355.09
EQ/Putnam International Equity             $ 30.98   $ 104.08     $ 180.15     $ 384.25
EQ/Putnam Investors Growth                 $ 28.88   $  97.87     $ 169.98     $ 364.91
------------------------------------------------------------------------------------------

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(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of payments under an annuity payout option. See "Accessing your money."

(3) PORTFOLIO/ADVISER NAME CHANGES AND NEW PORTFOLIO ADVISERS


Effective on or about May 1, 2000, the structure of Alliance Aggressive Stock is multi-advisor. We believe this will potentially leverage the investment talents and expertise of recognized money managers within a single portfolio. As a result, the name of this portfolio (and correlating investment fund) has been changed. Please note the following new information:



-----------------------------------------------------------------------------------------
FORMER NAME            NEW NAME                SUB-ADVISORS
-----------------------------------------------------------------------------------------
Alliance Aggressive    EQ/Aggressive Stock     Alliance Capital
Stock                                          Massachusetts Financial Service (MFS)
-----------------------------------------------------------------------------------------


The investment objective and policy for these funds remain the same.


The following portfolio/correlating investment fund name changes are also effective on or about May 1, 2000:

--------------------------------------------------------------------------------
FORMER NAME                                  NEW NAME
--------------------------------------------------------------------------------
JPMCore Bond                                 J.P. Morgan Core Bond
--------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity             Mercury Basic Value Equity
--------------------------------------------------------------------------------
Merrill Lynch World Strategy                 Mercury World Strategy
--------------------------------------------------------------------------------


Merrill Lynch Asset Management, the adviser to the Mercury portfolios, has changed its name to Mercury Asset Management US.

(4) TELEPHONE AND ONLINE TRANSACTIONS

For your convenience, the following services are available through our telephone operated program support ("TOPS") and/or EQAccess systems. All services may not apply to your particular contract.


TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o    your current account value;

o your current allocation percentages (anticipated to be available through EQAccess by the end of 2000);

o    the number of units you have in the variable investment options;

o    rates to maturity for the fixed maturity options;

o    the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

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You can also:

o change your allocation percentages and/or transfer among the investment options (anticipated to be available through EQAccess by the end of 2000);

o change your TOPS personal identification number (PIN) (not available through EQAccess); and


o    change your EQAccess password (not available through TOPS).


TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use EQAccess by visiting our Web site at http://www.equitable.com and clicking on EQAccess. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.


We reserve the right to limit access to these services if we determine that you are engaged in a market timing strategy. For more information about market timing restrictions, see "Market timing-related transaction requests" below.


(5) MARKET TIMING-RELATED TRANSACTION REQUESTS

You should note that the product is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying mutual fund portfolio. Market timing strategies are disruptive to the underlying mutual fund portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options reflect a market timing strategy, we reserve the right to take action including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

(6) BENEFICIARY CONTINUATION OPTION

APPLICABLE TO IRA CONTRACTS

Upon your death under an IRA contract, a beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of receiving the death benefit in a single sum. In order to elect this option, the beneficiary must be an individual. Certain trusts with only individual beneficiaries will be treated as individuals. This election must be made within 60 days following the date we receive proof of your death. We will increase the account value to equal the death benefit if the death benefit is greater than the account value. Except as noted in the next sentence, the beneficiary continuation option will be available on or after May 1, 2000 depending on when we receive regulatory clearance in your state.

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For Rollover IRA and Flexible Premium IRA contracts, a similar beneficiary continuation option will be available until the beneficiary continuation option described in this prospectus is available. Please contact our processing office for further information.

Under the beneficiary continuation option:

o    The contract continues in your name for the benefit of your beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.


o The guaranteed minimum income benefit, if applicable, and the death benefit (including the guaranteed minimum death benefit, if applicable) provisions will no longer be in effect.


o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply. Any partial withdrawal must be at least $300.

o Upon the death of the beneficiary, any remaining death benefit will be paid in a lump sum to the person the beneficiary chooses.

For Traditional IRA contracts only, if you die AFTER the "Required Beginning Date" for required minimum distributions (see "Tax information"), the contract will continue if:

(a)  You were receiving minimum distribution withdrawals from this contract; and

(b) The pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.

The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available. You should contact our processing office for further information.

For all of the above contracts, if you die BEFORE the Required Beginning Date (and, for a traditional IRA, therefore you were not taking minimum distribution withdrawals under the contract) the beneficiary may choose one of the following two beneficiary continuation options:

1. Payments over life expectancy period. The beneficiary can receive annual minimum distributions based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. These minimum distributions must begin by December 31st of the calendar year following the year of your death. In some situations, a spouse beneficiary who elects to continue the contract in your name under the beneficiary continuation option instead of electing successor owner/annuitant status may also choose to delay beginning the minimum distributions until the December 31st of the calendar year in which you would have turned age 70 1/2.

2. Five Year Rule. The beneficiary can take withdrawals as desired. If the beneficiary does not withdraw the entire account value by the December 31st of the fifth calendar year following your death, we will pay any amounts remaining under the contract to the beneficiary by that date. If you have more than one beneficiary, and one of them elects this option, then all of your beneficiaries will receive this option.

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(7) TAX UPDATES APPLICABLE TO NONQUALIFIED CONTRACTS

A recent case permitted an owner to direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

OTHER INFORMATION

Please note that the Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular portfolios within a separate account may cause you, rather than the insurance company, to be treated as the owner of the portfolio shares attributable to your nonqualified annuity contract. In that case, income and gains attributable to such portfolio shares would be included in your gross income for federal income tax purposes. Under current rules, however, we believe that Equitable Life, and not the owner of a nonqualified annuity contract, would be considered the owner of the portfolio shares.

(8) UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING FOR EACH INVESTMENT FUND


The following table sets forth the unit values and number of units outstanding at the year end for each variable investment option, except EQ/Alliance Technology which is being offered for the first time on May 1, 2000. The table shows unit values based on the highest charges that would apply to any contract or investment fund to which this supplement relates including the highest charges that would apply to the underlying portfolios. Therefore, if your contract has lower charges than those assumed, your unit values will be higher than those shown. The table also shows the total number of units outstanding for all contracts to which this supplement relates. All variable investment options may not be available in all products. Please refer to your annual statement for the unit values applicable to your contract.

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------------------------------------------------------------
                                             YEAR
                                             ENDED
                                         DEC. 31, 1999
------------------------------------------------------------
 EQ/AGGRESSIVE STOCK
------------------------------------------------------------
   Unit value                                   $ 78.30
------------------------------------------------------------
   Number of units outstanding (000s)             1,517
------------------------------------------------------------
 ALLIANCE COMMON STOCK
------------------------------------------------------------
   Unit value                                   $275.01
------------------------------------------------------------
   Number of units outstanding (000s)             2,804
------------------------------------------------------------
 ALLIANCE GLOBAL
------------------------------------------------------------
   Unit value                                   $ 45.25
------------------------------------------------------------
   Number of units outstanding (000s)               355
------------------------------------------------------------
 ALLIANCE GROWTH INVESTORS
------------------------------------------------------------
   Unit value                                   $ 44.08
------------------------------------------------------------
   Number of units outstanding (000s)               496
------------------------------------------------------------
 ALLIANCE HIGH YIELD
------------------------------------------------------------
   Unit value                                   $ 25.73
------------------------------------------------------------
   Number of units outstanding (000s)             5,951
------------------------------------------------------------
 ALLIANCE MONEY MARKET
------------------------------------------------------------
   Unit value                                   $ 25.55
------------------------------------------------------------
   Number of units outstanding (000s)            13,930
------------------------------------------------------------
 EQ/ALLIANCE PREMIER GROWTH
------------------------------------------------------------
   Unit value                                   $ 11.77
------------------------------------------------------------
   Number of units outstanding (000s)            14,323
------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH
------------------------------------------------------------
   Unit value                                   $ 14.78
------------------------------------------------------------
   Number of units outstanding (000s)             7,780
------------------------------------------------------------
 BT EQUITY 500 INDEX
------------------------------------------------------------
   Unit value                                   $ 14.58
------------------------------------------------------------
   Number of units outstanding (000s)            33,932
------------------------------------------------------------
 BT INTERNATIONAL EQUITY INDEX
------------------------------------------------------------
   Unit value                                   $ 14.82
------------------------------------------------------------
   Number of units outstanding (000s)             4,262
------------------------------------------------------------
 BT SMALL COMPANY INDEX
------------------------------------------------------------
   Unit value                                   $ 11.42
------------------------------------------------------------
   Number of units outstanding (000s)             3,463
------------------------------------------------------------

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------------------------------------------------------------------
                                                 YEAR
                                                 ENDED
                                             DEC. 31, 1999
------------------------------------------------------------------
 CAPITAL GUARDIAN INTERNATIONAL
------------------------------------------------------------------
   Unit value                                    $ 13.93
------------------------------------------------------------------
   Number of units outstanding (000s)              2,778
------------------------------------------------------------------
 CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------
   Unit value                                    $ 10.60
------------------------------------------------------------------
   Number of units outstanding (000s)              1,972
------------------------------------------------------------------
 CAPITAL GUARDIAN U.S. EQUITY
------------------------------------------------------------------
   Unit value                                    $ 10.26
------------------------------------------------------------------
   Number of units outstanding (000s)              5,350
------------------------------------------------------------------
 EQ/EVERGREEN
------------------------------------------------------------------
   Unit value                                    $ 10.80
------------------------------------------------------------------
   Number of units outstanding (000s)                 97
------------------------------------------------------------------
 EQ/EVERGREEN FOUNDATION
------------------------------------------------------------------
   Unit value                                    $ 10.56
------------------------------------------------------------------
   Number of units outstanding (000s)                516
------------------------------------------------------------------
 J.P. MORGAN CORE BOND
------------------------------------------------------------------
   Unit value                                    $ 10.39
------------------------------------------------------------------
   Number of units outstanding (000s)             15,004
------------------------------------------------------------------
 LAZARD LARGE CAP VALUE
------------------------------------------------------------------
   Unit value                                    $ 12.04
------------------------------------------------------------------
   Number of units outstanding (000s)             11,006
------------------------------------------------------------------
 LAZARD SMALL CAP VALUE
------------------------------------------------------------------
   Unit value                                    $  9.15
------------------------------------------------------------------
   Number of units outstanding (000s)              7,782
------------------------------------------------------------------
 MFS EMERGING GROWTH COMPANIES
------------------------------------------------------------------
   Unit value                                    $ 27.40
------------------------------------------------------------------
   Number of units outstanding (000s)             15,579
------------------------------------------------------------------
 MFS GROWTH WITH INCOME
------------------------------------------------------------------
   Unit value                                    $ 10.70
------------------------------------------------------------------
   Number of units outstanding (000s)              8,971
------------------------------------------------------------------
 MFS RESEARCH
------------------------------------------------------------------
   Unit value                                    $ 16.99
------------------------------------------------------------------
   Number of units outstanding (000s)             21,308
------------------------------------------------------------------
 MERCURY BASIC VALUE EQUITY
------------------------------------------------------------------
   Unit value                                    $ 14.88
------------------------------------------------------------------
   Number of units outstanding (000s)              5,938
------------------------------------------------------------------

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  11
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------------------------------------------------------------------
                                                  YEAR
                                                  ENDED
                                              DEC. 31, 1999
------------------------------------------------------------------
 MERCURY WORLD STRATEGY
------------------------------------------------------------------
   Unit value                                   $  13.00
------------------------------------------------------------------
   Number of units outstanding (000s)                634
------------------------------------------------------------------
 MORGAN STANLEY EMERGING MARKETS EQUITY
------------------------------------------------------------------
   Unit value                                   $  10.97
------------------------------------------------------------------
   Number of units outstanding (000s)              4,873
------------------------------------------------------------------
 EQ/PUTNAM GROWTH & INCOME VALUE
------------------------------------------------------------------
   Unit value                                   $  12.39
------------------------------------------------------------------
   Number of units outstanding (000s)             30,923
------------------------------------------------------------------
 EQ/PUTNAM INTERNATIONAL EQUITY
------------------------------------------------------------------
   Unit value                                   $  20.10
------------------------------------------------------------------
   Number of units outstanding (000s)             14,754
------------------------------------------------------------------
 EQ/PUTNAM INVESTORS GROWTH
------------------------------------------------------------------
   Unit value                                   $  16.54
------------------------------------------------------------------
   Number of units outstanding (000s)             17,975
------------------------------------------------------------------




(9) UPDATED INFORMATION ON EQUITABLE LIFE



We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $462.7 billion in assets as of December 31, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION


The following information is intended to clarify the Variable Immediate Annuity payout options that may be available through your contract.

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 12
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YOUR ANNUITY PAYOUT OPTIONS

You can choose from among the following Variable Immediate Annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue.

--------------------------------------------------------------------------------
Variable Immediate Annuity            Life annuity (not available in New York)
payout options                        Life annuity with period certain
--------------------------------------------------------------------------------

Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

The life annuity and life annuity with period certain, are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.


Variables annuities may be funded through your choice of available variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

The amount applied to purchase a Variable Immediate Annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any applicable withdrawal charges or market value adjustments. If applicable to your contract, amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply. No withdrawal charge is imposed if you select a life annuity or life annuity with period certain.

SUPPLEMENT TO INCOME MANAGER ACCUMULATOR PROSPECTUS DATED OCTOBER 16, 1996; INCOME MANAGER ROLLOVER IRA PROSPECTUS DATED OCTOBER 16, 1996; EQUITABLE ACCUMULATOR (IRA, NQ, QP) PROSPECTUS DATED MAY 1, 1998 AND TAX SHELTERED ANNUITY SUPPLEMENT DATED JUNE 18, 1998; EQUITABLE ACCUMULATOR(SM) SELECT (IRA, NQ, QP) PROSPECTUS DATED MAY 1, 1998 AND TAX SHELTERED ANNUITY SUPPLEMENT DATED JUNE 18, 1998; EQUITABLE ACCUMULATOR SELECT PROSPECTUS DATED MAY 1, 1999; EQUITABLE ACCUMULATOR SELECT PROSPECTUS DATED OCTOBER 18, 1999 AND EQUITABLE ACCUMULATOR PROSPECTUS DATED OCTOBER 18, 1999.


COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES
ISSUED BY THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
--------------------------------------------------------------------------------


This supplement dated May 1, 2000, updates certain information in the following prospectuses:

Income Manager Accumulator prospectus dated October 16, 1996, as previously supplemented on May 1, 1997, December 31, 1997, May 1, 1998, January 4, 1999 and May 1, 1999.

Income Manager Rollover IRA prospectus dated October 16, 1996, as previously supplemented on May 1, 1997, December 31, 1997, May 1, 1998, January 4, 1999 and May 1, 1999.

Equitable Accumulator (IRA, NQ and QP) prospectus dated May 1, 1998, as previously supplemented on June 18, 1998, January 4, 1999 and May 1, 1999.

Equitable Accumulator Select (IRA, NQ, QP) prospectus dated May 1, 1998, as previously supplemented on June 18, 1998, January 4, 1999 and May 1, 1999.

Equitable Accumulator Select prospectus dated May 1, 1999.

Equitable Accumulator Select prospectus dated October 18, 1999.

Equitable Accumulator prospectus dated October 18, 1999.

You should keep the supplements and the prospectus for future reference. We have filed with the Securities and Exchange Commission (SEC) our statement of additional information (SAI) dated May 1, 1999. If you do not presently have a copy of the prospectus and prior supplements, you may obtain additional copies, as well as a copy of the SAI, from us, free of charge, by writing to Equitable Life, P.O. Box 1547, Secaucus, NJ 07096-1547, or calling (800) 789-7771. If you only need a copy of the SAI, you may mail in the SAI request form located at the end of this supplement. The SAI has been incorporated by reference into this supplement.

In this Supplement, we provide information on (1) a new investment fund; (2) changes in certain management fees and expense limitation agreements; (3) certain portfolio/adviser name changes and new advisers; (4) telephone and online access to certain contract transactions; (5) transaction requests that are related to market timing strategies; (6) revised beneficiary continuation options; (7) tax updates that may or may not affect your contract; (8) unit values and number of outstanding units for the investment funds; and (9) Equitable Life.

The supplement also contains information that is intended to clarify the Variable Immediate Annuity payout option that is available through your contract.


72319/EDI

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(1) NEW INVESTMENT FUND

The following new Investment Fund is available under your Certificate effective on or about May 1, 2000.


EQ/ALLIANCE TECHNOLOGY

The new Investment Fund invests in a corresponding new Portfolio of EQ Advisors Trust. The objectives and Adviser for the Portfolio are shown below:


PORTFOLIO OF EQ ADVISERS TRUST



-------------------------------------------------------------------------------------------
PORTFOLIO NAME             OBJECTIVE                       ADVISER
-------------------------------------------------------------------------------------------
EQ/Alliance Technology     Long-term growth of capital     Alliance Capital Management L.P.
-------------------------------------------------------------------------------------------


See "Update on Management Fees and Expense Limitation Agreements" below, regarding the management fees for this new portfolio.


(2) UPDATE ON MANAGEMENT FEES AND EXPENSE LIMITATION AGREEMENTS

The following table sets forth the investment management fees payable to Equitable from each portfolio under the new management agreement, effective on or about May 1, 2000, which were approved by shareholders. New or revised expense limitation agreements may also apply (see footnote #7 to the table). All portfolios may not be available in all annuity products. Please note that the names of certain portfolios have been changed (a correlating change in the name of the corresponding investment fund also applies). For more information on these name changes, see "Portfolio/Adviser name changes and new portfolio advisers," later in this supplement.

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EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)



------------------------------------------------------------------------------------------------------------------

                                                                                                         TOTAL
                                                                                      OTHER             ANNUAL
                                                                                    EXPENSES           EXPENSES
                                              MANAGEMENT                         (AFTER EXPENSE     (AFTER EXPENSE
                                               FEES(6)         12B-1 FEES(7)     LIMITATION)(8)     LIMITATION)(9)
------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock(1)                           0.60%             0.25%               0.04%             0.89%
Alliance Common Stock                            0.46%             0.25%               0.04%             0.75%
Alliance Global                                  0.73%             0.25%               0.09%             1.07%
Alliance Growth Investors                        0.57%             0.25%               0.05%             0.87%
Alliance High Yield                              0.60%             0.25%               0.05%             0.90%
Alliance Money Market                            0.34%             0.25%               0.05%             0.64%
EQ/Alliance Premier Growth                       0.90%             0.25%               0.00%             1.15%
Alliance Small Cap Growth                        0.75%             0.25%               0.07%             1.07%
EQ/Alliance Technology(2)                        0.90%             0.25%               0.00%             1.15%
BT Equity 500 Index                              0.25%             0.25%               0.10%             0.60%
BT International Equity Index                    0.35%             0.25%               0.40%             1.00%
BT Small Company Index                           0.25%             0.25%               0.25%             0.75%
Capital Guardian International                   0.85%             0.25%               0.10%             1.20%
Capital Guardian Research                        0.65%             0.25%               0.05%             0.95%
Capital Guardian U.S. Equity                     0.65%             0.25%               0.05%             0.95%
J.P. Morgan Core Bond(3)                         0.45%             0.25%               0.10%             0.80%
Lazard Large Cap Value                           0.65%             0.25%               0.05%             0.95%
Lazard Small Cap Value                           0.75%             0.25%               0.10%             1.10%
MFS Emerging Growth Companies                    0.65%             0.25%               0.10%             1.00%
MFS Growth with Income                           0.60%             0.25%               0.10%             0.95%
MFS Research                                     0.65%             0.25%               0.05%             0.95%
Morgan Stanley Emerging Markets Equity           1.15%             0.25%               0.35%             1.75%
EQ/Putnam Growth & Income Value                  0.60%             0.25%               0.10%             0.95%
EQ/Putnam International Equity                   0.85%             0.25%               0.15%             1.25%
EQ/Putnam Investors Growth                       0.65%             0.25%               0.05%             0.95%


----------
Notes:

(1)   Formerly named Alliance Aggressive Stock.

(2)   May not be available in California.


(3)   Formerly named JPM Core Bond.

(4) The management fees shown reflect revised management fees, effective on or about May 1, 2000 which were approved by shareholders. The management fees shown for EQ/Putnam Growth & Income Value and Lazard Large Cap Value do not reflect the waiver of a portion of each portfolio's investment management fees that is currently in effect. The management fee for each portfolio cannot be increased without a vote of each portfolio's shareholders.

(5) Depending upon your contract, portfolio shares may be subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts. If your contract's variable investment option choices invest in portfolio shares that are not subject to the 12b-1 fees, the "Total annual expenses" applicable to your contract would be lower than those shown. Prior to October 18, 1999, the total annual expenses for the Alliance Small Cap Growth portfolio were limited to 1.20% under an expense limitation arrangement related to that portfolio's Rule 12b-1 Plan. The arrangement is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1999, absent the expense limitation arrangement.

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(6) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (9) for any expense limitation agreements.


      On October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth and EQ/Alliance Technology) became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred had these portfolios been portfolios of EQ Advisors Trust for the entire year ended December 31, 1999. The restated expenses reflect an increase of 0.01% for each of these portfolios.


(7) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) are limited as a percentage of the average daily net assets of each of the following portfolios: 1.75% for Morgan Stanley Emerging Markets Equity; 1.25% for EQ/Putnam International Equity; 1.20% for Capital Guardian International; 1.15% for EQ/Alliance Premier Growth and EQ/Alliance Technology; 1.10% for Lazard Small Cap Value; 1.00% for BT International Equity Index and MFS Emerging Growth Companies; 0.95% for Capital Guardian U.S. Equity, Capital Guardian Research, Lazard Large Cap Value, MFS Growth with Income, MFS Research, EQ/Putnam Growth & Income Value and EQ/Putnam Investors Growth; 0.80% for J.P. Morgan Core Bond; 0.75% for BT Small Company Index; and 0.60% for BT Equity 500 Index. The expense limitations for the BT Equity 500 Index, EQ/Putnam Growth & Income Value, EQ/Putnam International Equity, MFS Growth with Income, MFS Research and MFS Emerging Growth Companies portfolios reflect an increase effective on May 1, 2000. The expense limitation for the Lazard Small Cap Value portfolio reflects a decrease effective on May 1, 2000.

      Absent the expense limitation, the "Other Expenses" for 1999 on an annualized basis for each of the portfolios would have been as follows:
      1.00% for Morgan Stanley Emerging Markets Equity; 0.32% for EQ/Putnam International Equity; 0.66% for Capital Guardian International; 0.23% for EQ/Alliance Premier Growth; 0.10% for EQ/Alliance Technology; 0.26% for Lazard Small Cap Value; 0.49% for BT International Equity Index; 0.17% for MFS Emerging Growth Companies; 0.34% for Capital Guardian U.S. Equity; 0.47% for Capital Guardian Research; 0.21% for Lazard Large Cap Value; 0.37% for MFS Growth with Income; 0.17% for MFS Research; 0.16% for EQ/Putnam Growth & Income Value; 0.19% for EQ/Putnam Investors Growth; 0.20% for J.P. Morgan Core Bond; 0.71% for BT Small Company Index; and 0.18% for BT Equity 500 Index. Initial seed capital was invested on April 30, 1999 for EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International portfolios and will be invested on or about May 1, 2000 for the EQ/Alliance Technology portfolio and therefore expenses have been estimated.


      Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.

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EXAMPLES


The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) Other than as indicated in the next sentence, the charges used in the examples are the maximum, charges that might apply to any contract or investment fund to which this supplement relates (including the maximum charges that would apply to the underlying portfolio). The annual administrative charge used in the example is based on the charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $0.00 per $1,000. If your contract does not have an annual administrative charge and/or has lower charges than used in the examples, then the charges that apply to your contract, would be lower than those shown below.


These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.




------------------------------------------------------------------------------------------
                                             IF YOU SURRENDER YOUR CONTRACT AT THE END
                                                OF EACH PERIOD SHOWN, THE EXPENSES
                                                             WOULD BE:
                                         -------------------------------------------------
                                           1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------
EQ/Aggressive Stock                       $  97.09     $ 142.58     $ 191.27    $ 348.15
Alliance Common Stock                     $  95.62     $ 138.20     $ 184.04    $ 334.13
Alliance Global                           $  99.09     $ 148.50     $ 201.00    $ 366.86
Alliance Growth Investors                 $  96.99     $ 142.27     $ 190.75    $ 347.16
Alliance High Yield                       $  97.20     $ 142.89     $ 191.78    $ 349.15
Alliance Money Market                     $  94.46     $ 134.75     $ 178.33    $ 322.97
EQ/Alliance Premier Growth                $ 100.98     $ 154.08     $ 210.15    $ 384.25
Alliance Small Cap Growth                 $  98.98     $ 148.18     $ 200.49    $ 365.89
EQ/Alliance Technology                    $  99.93     $ 150.98     $ 205.08    $ 374.63
BT Equity 500 Index                       $  94.15     $ 133.81     $ 176.77    $ 319.91
BT International Equity Index             $  98.35     $ 146.32     $ 197.43    $ 360.01
BT Small Company Index                    $  95.72     $ 138.52     $ 184.56    $ 335.14
Capital Guardian International            $ 100.45     $ 152.53     $ 207.62    $ 379.45
Capital Guardian Research                 $  97.82     $ 144.76     $ 194.86    $ 355.09
Capital Guardian U.S. Equity              $  97.82     $ 144.76     $ 194.86    $ 355.09
J.P. Morgan Core Bond                     $  96.25     $ 140.08     $ 187.14    $ 340.17
Lazard Large Cap Value                    $  97.82     $ 144.76     $ 194.86    $ 355.09
Lazard Small Cap Value                    $  99.40     $ 149.43     $ 202.53    $ 369.78
MFS Emerging Growth Companies             $  98.35     $ 146.32     $ 197.43    $ 360.01
MFS Growth with Income                    $  97.82     $ 144.76     $ 194.86    $ 355.09
MFS Research                              $  97.82     $ 144.76     $ 194.86    $ 355.09
Morgan Stanley Emerging Markets Equity    $ 106.23     $ 169.48     $ 235.19    $ 430.87
EQ/Putnam Growth & Income Value           $  97.82     $ 144.76     $ 194.86    $ 355.09
EQ/Putnam International Equity            $ 100.98     $ 154.08     $ 210.15    $ 384.25
EQ/Putnam Investors Growth                $  98.88     $ 147.87     $ 199.98    $ 364.91
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                             IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                THE END OF EACH PERIOD SHOWN, THE
                                                        EXPENSES WOULD BE:
                                         ------------------------------------------------
                                           1 YEAR     3 YEARS     5 YEARS      10 YEARS
                                         ----------- ---------- ------------ ------------
EQ/Aggressive Stock                        $ 27.09   $  92.58     $ 161.27     $ 348.15
Alliance Common Stock                      $ 25.62   $  88.20     $ 154.04     $ 334.13
Alliance Global                            $ 29.09   $  98.50     $ 171.00     $ 366.86
Alliance Growth Investors                  $ 26.99   $  92.27     $ 160.75     $ 347.16
Alliance High Yield                        $ 27.20   $  92.89     $ 161.78     $ 349.15
Alliance Money Market                      $ 24.46   $  84.75     $ 148.33     $ 322.97
EQ/Alliance Premier Growth                 $ 30.98   $ 104.08     $ 180.15     $ 384.25
Alliance Small Cap Growth                  $ 28.98   $  98.18     $ 170.49     $ 365.89
EQ/Alliance Technology                     $ 29.93   $ 100.98     $ 175.08     $ 374.63
BT Equity 500 Index                        $ 24.15   $  83.81     $ 146.77     $ 319.91
BT International Equity Index              $ 28.35   $  96.32     $ 167.43     $ 360.01
BT Small Company Index                     $ 25.72   $  88.52     $ 154.56     $ 335.14
Capital Guardian International             $ 30.45   $ 102.53     $ 177.62     $ 379.45
Capital Guardian Research                  $ 27.82   $  94.76     $ 164.86     $ 355.09
Capital Guardian U.S. Equity               $ 27.82   $  94.76     $ 164.86     $ 355.09
J.P. Morgan Core Bond                      $ 26.25   $  90.08     $ 157.14     $ 340.17
Lazard Large Cap Value                     $ 27.82   $  94.76     $ 164.86     $ 355.09
Lazard Small Cap Value                     $ 29.40   $  99.43     $ 172.53     $ 369.78
MFS Emerging Growth Companies              $ 28.35   $  96.32     $ 167.43     $ 360.01
MFS Growth with Income                     $ 27.82   $  94.76     $ 164.86     $ 355.09
MFS Research                               $ 27.82   $  94.76     $ 164.86     $ 355.09
Morgan Stanley Emerging Markets Equity     $ 36.23   $ 119.48     $ 205.19     $ 430.87
EQ/Putnam Growth & Income Value            $ 27.82   $  94.76     $ 164.86     $ 355.09
EQ/Putnam International Equity             $ 30.98   $ 104.08     $ 180.15     $ 384.25
EQ/Putnam Investors Growth                 $ 28.88   $  97.87     $ 169.98     $ 364.91
-----------------------------------------------------------------------------------------

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  5
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----------
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of payments under an annuity payout option. See "Accessing your money."


(3) PORTFOLIO/ADVISER NAME CHANGES AND NEW PORTFOLIO ADVISERS

Effective on or about May 1, 2000, the structure of Alliance Aggressive Stock is multi-advisor. We believe this will potentially leverage the investment talents and expertise of recognized money managers within a single portfolio. As a result, the name of this portfolio (and correlating investment fund) has been changed. Please note the following new information:

--------------------------------------------------------------------------------------
FORMER NAME             NEW NAME                SUB-ADVISORS
--------------------------------------------------------------------------------------
Alliance Aggressive     EQ/Aggressive Stock     Alliance Capital
Stock                                           Massachusetts Financial Service (MFS)
--------------------------------------------------------------------------------------

The investment objective and policy for these funds remain the same.


The following portfolio/correlating investment fund name change is also effective on or about May 1, 2000:



---------------------------------------------------------------
FORMER NAME                        NEW NAME
---------------------------------------------------------------
JPMCore Bond                       J.P. Morgan Core Bond
---------------------------------------------------------------

(4) TELEPHONE AND ONLINE TRANSACTIONS

For your convenience, the following services are available through our telephone operated program support ("TOPS") and/or EQAccess systems. All services may not apply to your particular contract.

TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o your current account value;

o your current allocation percentages (anticipated to be available through EQAccess by the end of 2000);

o the number of units you have in the variable investment options;

o rates to maturity for the fixed maturity options;

o the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the investment options (anticipated to be available through EQAccess by the end of 2000);

o change your TOPS personal identification number (PIN) (not available through EQAccess); and

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  6
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o change your EQAccess password (not available through TOPS).

TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use EQAccess by visiting our Web site at http://www.equitable.com and clicking on EQAccess. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you are engaged in a market timing strategy. For more information about market timing restrictions, see "Market timing-related transaction requests" below.


(5) MARKET TIMING-RELATED TRANSACTION REQUESTS

You should note that the product is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying mutual fund portfolio. Market timing strategies are disruptive to the underlying mutual fund portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options reflect a market timing strategy, we reserve the right to take action including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.


(6) BENEFICIARY CONTINUATION OPTION

APPLICABLE TO IRA CONTRACTS

Upon your death under an IRA contract, a beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of receiving the death benefit in a single sum. In order to elect this option, the beneficiary must be an individual. Certain trusts with only individual beneficiaries will be treated as individuals. This election must be made within 60 days following the date we receive proof of your death. We will increase the account value to equal the death benefit if the death benefit is greater than the account value. Except as noted in the next sentence, the beneficiary continuation option will be available on or after May 1, 2000 depending on when we receive regulatory clearance in your state. For Rollover IRA and Flexible Premium IRA contracts, a similar beneficiary continuation option will be available until the beneficiary continuation option described in this prospectus is available. Please contact our processing office for further information.

Under the beneficiary continuation option:

o The contract continues in your name for the benefit of your beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

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  7
--------------------------------------------------------------------------------

o The guaranteed minimum income benefit, if applicable, and the death benefit (including the guaranteed minimum death benefit, if applicable) provisions will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply. Any partial withdrawal must be at least $300.

o Upon the death of the beneficiary, any remaining death benefit will be paid in a lump sum to the person the beneficiary chooses.

For Traditional IRA contracts only, if you die AFTER the "Required Beginning Date" for required minimum distributions (see "Tax information"), the contract will continue if:

(a)   You were receiving minimum distribution withdrawals from this contract;
      and

(b) The pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.

The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available. You should contact our processing office for further information.

For all of the above contracts, if you die BEFORE the Required Beginning Date (and, for a traditional IRA, therefore you were not taking minimum distribution withdrawals under the contract) the beneficiary may choose one of the following two beneficiary continuation options:

1. Payments over life expectancy period. The beneficiary can receive annual minimum distributions based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. These minimum distributions must begin by December 31st of the calendar year following the year of your death. In some situations, a spouse beneficiary who elects to continue the contract in your name under the beneficiary continuation option instead of electing successor owner/annuitant status may also choose to delay beginning the minimum distributions until the December 31st of the calendar year in which you would have turned age 70 1/2.

2. Five Year Rule. The beneficiary can take withdrawals as desired. If the beneficiary does not withdraw the entire account value by the December 31st of the fifth calendar year following your death, we will pay any amounts remaining under the contract to the beneficiary by that date. If you have more than one beneficiary, and one of them elects this option, then all of your beneficiaries will receive this option.


(7) TAX UPDATES APPLICABLE TO NONQUALIFIED CONTRACTS

A recent case permitted an owner to direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.


OTHER INFORMATION

Please note that the Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular portfolios within a separate account may cause you, rather than the insurance company, to be treated as the owner of the portfolio shares attributable to your nonqualified annuity contract. In that case,

-----
  8
--------------------------------------------------------------------------------

income and gains attributable to such portfolio shares would be included in your gross income for federal income tax purposes. Under current rules, however, we believe that Equitable Life, and not the owner of a nonqualified annuity contract, would be considered the owner of the portfolio shares.


(8) UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING FOR EACH INVESTMENT FUND

The following table sets forth the unit values and number of units outstanding at the year end for each variable investment option, except EQ/Alliance Technology which is being offered for the first time on May 1, 2000. The table shows unit values based on the highest charges that would apply to any contract or investment fund to which this supplement relates including the highest charges that would apply to the underlying portfolios. Therefore, if your contract has lower charges than those assumed, your unit values will be higher than those shown. The table also shows the total number of units outstanding for all contracts to which this supplement relates. All variable investment options may not be available in all products. Please refer to your annual statement for the unit values applicable to your contract.

-----
  9
--------------------------------------------------------------------------------

---------------------------------------------------
                                          YEAR
                                          ENDED
                                      DEC. 31, 1999
---------------------------------------------------
EQ/AGGRESSIVE STOCK
---------------------------------------------------
 Unit value                              $ 78.30
---------------------------------------------------
 Number of units outstanding (000s)        1,517
---------------------------------------------------
ALLIANCE COMMON STOCK
---------------------------------------------------
 Unit value                              $275.01
---------------------------------------------------
 Number of units outstanding (000s)        2,804
---------------------------------------------------
ALLIANCE GLOBAL
---------------------------------------------------
 Unit value                              $ 45.25
---------------------------------------------------
 Number of units outstanding (000s)          355
---------------------------------------------------
ALLIANCE GROWTH INVESTORS
---------------------------------------------------
 Unit value                              $ 44.08
---------------------------------------------------
 Number of units outstanding (000s)          496
---------------------------------------------------
ALLIANCE HIGH YIELD
---------------------------------------------------
 Unit value                              $ 25.73
---------------------------------------------------
 Number of units outstanding (000s)        5,951
---------------------------------------------------
ALLIANCE MONEY MARKET
---------------------------------------------------
 Unit value                              $ 25.55
---------------------------------------------------
 Number of units outstanding (000s)       13,930
---------------------------------------------------
EQ/ALLIANCE PREMIER GROWTH
---------------------------------------------------
 Unit value                              $ 11.77
---------------------------------------------------
 Number of units outstanding (000s)       14,323
---------------------------------------------------
ALLIANCE SMALL CAP GROWTH
---------------------------------------------------
 Unit value                              $ 14.78
---------------------------------------------------
 Number of units outstanding (000s)        7,780
---------------------------------------------------
BT EQUITY 500 INDEX
---------------------------------------------------
 Unit value                              $ 14.58
---------------------------------------------------
 Number of units outstanding (000s)       33,932
---------------------------------------------------
BT INTERNATIONAL EQUITY INDEX
---------------------------------------------------
 Unit value                              $ 14.82
---------------------------------------------------
 Number of units outstanding (000s)        4,262
---------------------------------------------------
BT SMALL COMPANY INDEX
---------------------------------------------------
 Unit value                              $ 11.42
---------------------------------------------------
 Number of units outstanding (000s)        3,463
---------------------------------------------------

------
  10
--------------------------------------------------------------------------------

--------------------------------------------------------
                                               YEAR
                                               ENDED
                                           DEC. 31, 1999
--------------------------------------------------------
CAPITAL GUARDIAN INTERNATIONAL
--------------------------------------------------------
 Unit value                                   $ 13.93
--------------------------------------------------------
 Number of units outstanding (000s)             2,778
--------------------------------------------------------
CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------
 Unit value                                   $ 10.60
--------------------------------------------------------
 Number of units outstanding (000s)             1,972
--------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY
--------------------------------------------------------
 Unit value                                   $ 10.26
--------------------------------------------------------
 Number of units outstanding (000s)             5,350
--------------------------------------------------------
J.P. MORGAN CORE BOND
--------------------------------------------------------
 Unit value                                   $ 10.39
--------------------------------------------------------
 Number of units outstanding (000s)            15,004
--------------------------------------------------------
LAZARD LARGE CAP VALUE
--------------------------------------------------------
 Unit value                                   $ 12.04
--------------------------------------------------------
 Number of units outstanding (000s)            11,006
--------------------------------------------------------
LAZARD SMALL CAP VALUE
--------------------------------------------------------
 Unit value                                   $  9.15
--------------------------------------------------------
 Number of units outstanding (000s)             7,782
--------------------------------------------------------
MFS EMERGING GROWTH COMPANIES
--------------------------------------------------------
 Unit value                                   $ 27.40
--------------------------------------------------------
 Number of units outstanding (000s)            15,579
--------------------------------------------------------
MFs GROWTH WITH INCOME
--------------------------------------------------------
 Unit value                                   $ 10.70
--------------------------------------------------------
 Number of units outstanding (000s)             8,971
--------------------------------------------------------
MFS RESEARCH
--------------------------------------------------------
 Unit value                                   $ 16.99
--------------------------------------------------------
 Number of units outstanding (000s)            21,308
--------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY
--------------------------------------------------------
 Unit value                                   $ 10.97
--------------------------------------------------------
 Number of units outstanding (000s)             4,873
--------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE
--------------------------------------------------------
 Unit value                                   $ 12.39
--------------------------------------------------------
 Number of units outstanding (000s)            30,923
--------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY
--------------------------------------------------------
 Unit value                                   $ 20.10
--------------------------------------------------------
 Number of units outstanding (000s)            14,754
--------------------------------------------------------

------
  11
--------------------------------------------------------------------------------


----------------------------------------------------
                                            YEAR
                                           ENDED
                                       DEC. 31, 1999
----------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH
----------------------------------------------------
 Unit value                               $ 16.54
----------------------------------------------------
 Number of units outstanding (000s)        17,975
----------------------------------------------------


(9) UPDATED INFORMATION ON EQUITABLE LIFE

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $462.7 billion in assets as of December 31, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION

The following information is intended to clarify the Variable Immediate Annuity payout options that may be available through your contract.

------
  12
--------------------------------------------------------------------------------

YOUR ANNUITY PAYOUT OPTIONS

You can choose from among the following Variable Immediate Annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue.


--------------------------------------------------------------------------------------
Variable Immediate Annuity payout options     Life annuity (not available in New York)
                                              Life annuity with period certain
--------------------------------------------------------------------------------------

Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

The life annuity and life annuity with period certain, are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.


Variables annuities may be funded through your choice of available variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.


The amount applied to purchase a Variable Immediate Annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any applicable withdrawal charges or market value adjustments. If applicable to your contract, amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply. No withdrawal charge is imposed if you select a life annuity or life annuity with period certain.

Equitable Accumulator(SM)
A combination variable and
fixed deferred annuity contract


STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2000


THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104

--------------------------------------------------------------------------------


This statement of additional information ("SAI") is not a prospectus. It should be read in conjunction with the related Equitable Accumulator prospectus, dated May 1, 2000. That prospectus provides detailed information concerning the contracts and the variable investment options, as well as the fixed maturity options, that fund the contracts. Each variable investment option is a subaccount of Equitable Life's Separate Account No. 49. Definitions of special terms used in the SAI are found in the prospectus.


A copy of the prospectus is available free of charge by writing the processing office (Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your registered representative.


TABLE OF CONTENTS



Unit Values                                                                2
Custodian and Independent Accountants                                      2
Yield Information for the Alliance Money Market
   Option and Alliance High Yield Option                                   2
Financial Statements                                                       4


    Copyright 2000 The Equitable Life Assurance Society of the United States.
              All rights reserved. Accumulator is a service mark of The Equitable Life Assurance Society of the United States.



SAI 1AMLF (10/99)

2
--------------------------------------------------------------------------------


UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Equitable Accumulator.


The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

     (a/b) - c

where:

(a) is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by EQ Advisors Trust.

(b) is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)


(c) is the daily mortality and expense risks charge, administrative charge and any applicable distribution charge relating to any of the Accumulator contracts, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 1.55% under any Accumulator contract.


CUSTODIAN AND INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for the shares of EQ Advisors Trust owned by Separate Account No. 49.


The financial statements of Separate Account No. 49 as at December 31, 1999 and for the periods ended December 31, 1999 and 1998, and the consolidated financial statements of Equitable Life as at December 31, 1999 and 1998 and for each of the three years ended December 31, 1999 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


YIELD INFORMATION FOR THE ALLIANCE MONEY MARKET OPTION AND ALLIANCE HIGH YIELD OPTION

ALLIANCE MONEY MARKET OPTION

The Alliance Money Market option calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical contract with one unit at the beginning of the period. To determine the seven-day rate of return, the net change in the unit value is computed by subtracting the unit value at the beginning of the period from a unit value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average administrative charge factor (explained below). This reduction is made to recognize the deduction of the annual administrative charge under the Flexible Premium IRA and Flexible Premium Roth IRA contracts, which is not reflected in the unit value.


Unit values reflect all other accrued expenses of the Alliance Money Market option but do not reflect any withdrawal charges, the optional benefit charge, or charges for applicable taxes such as state or local premium taxes. Under the Alliance Money Market special dollar cost averaging program, unit values also do not reflect the mortality and expense risks charge, the administrative charge and any applicable distribution charge.

                                                                              3
--------------------------------------------------------------------------------

The adjusted net change is divided by the unit value at the beginning of the period to obtain what is called the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual administrative charge that is deducted from the Alliance Money Market option will vary for each contract depending upon the percentage of the account value allocated to the Alliance Money Market option. To determine the effect of the annual administrative charge on the yield, we start with the total dollar amounts of the charges deducted from the option during the 12-month period ending on the last day of the prior year. The amount is multiplied by 7/365 to produce an average administrative charge factor which is used in all weekly yield computations for the ensuing year. The average administrative charge factor is then divided by the number of Alliance Money Market units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in unit value for the seven-day period.

The effective yield is obtained by modifying the current yield to take into account the compounding nature of the Alliance Money Market option's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1 )[superscript 365/7] - 1. The Alliance Money Market option yields will fluctuate daily. Accordingly, yields for any given period do not necessarily represent future results. In addition, the value of units of the Alliance Money Market option will fluctuate and not remain constant.

ALLIANCE HIGH YIELD OPTION

The Alliance High Yield option calculates yield information for 30-day periods. The 30-day current yield calculation is based on a hypothetical contract with one unit at the beginning of the period. To determine the 30-day rate of return, the net change in the unit value is computed by subtracting the unit value at the beginning of the period from a unit value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average administrative charge factor (explained below). This reduction is made to recognize the deduction of the annual administrative charge under the Flexible Premium IRA and Flexible Premium Roth IRA contracts, which is not reflected in the unit value.

Unit values reflect all other accrued expenses of the Alliance High Yield option but do not reflect any withdrawal charges, the optional benefit charge or charges for applicable taxes such as state or local premium taxes.

The adjusted net change is divided by the unit value at the beginning of the period to obtain the adjusted base period rate of return. This 30-day adjusted base period return is then multiplied by 365/30 to produce an annualized 30-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual administrative charge that is deducted from the Alliance High Yield option will vary for each contract depending upon the percentage of the account value allocated to the Alliance High Yield option. To determine the effect of the annual administrative charge on the yield, we start with the total dollar amounts of the charges deducted from the option during the 12-month period ending on the last day of the prior year. The amount is multiplied by 30/365 to produce an average administrative charge factor which is used in all 30-day yield computations for the ensuing year. The average administrative charge factor is then divided by the number of Alliance High Yield units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in unit value for the 30-day period.

The yield for the Alliance High Yield option will fluctuate daily. Accordingly, the yield for any given period does not necessarily represent future results. In addition, the value of units of the Alliance High Yield option will fluctuate and not remain constant.

4
--------------------------------------------------------------------------------

ALLIANCE MONEY MARKET OPTION AND ALLIANCE HIGH YIELD OPTION YIELD INFORMATION

The yields for the Alliance Money Market option and Alliance High Yield option reflect charges that are not normally reflected in the yields of other investments. Therefore, they may be lower when compared with yields of other investments. The yields for the Alliance Money Market option and Alliance High Yield option should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the fixed maturity options. Nor should the yields be compared to the yields of money market options made available to the general public.


The yields shown below will vary among the Accumulator contracts, although the same method of calculating variable investment option yields applies. The yield figures set forth below reflect the highest charges that are currently being assessed under any Accumulator contract.

The seven-day current yield for the Alliance Money Market option was 3.52% for the period ended December 31, 1999. The effective yield for that period was 3.58%.

The effective yield for the Alliance High Yield option was 12.09% for the 30-day period ended December 31, 1999.

Because the above yields reflect the deduction of variable investment option expenses, they are lower than the corresponding yield figures for the Alliance Money Market and Alliance High Yield portfolios which reflect only the deduction of EQ Advisors Trust level expenses. The above yields reflect the annual administrative charge which would apply under Flexible Premium IRA and Flexible Premium Roth IRA contracts.

FINANCIAL STATEMENTS


The consolidated financial statements of Equitable Life included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the contracts.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49


INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants............................................................    A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 1999...................................    A-3
   Statements of Operations for the Year Ended December 31, 1999.............................    A-7
   Statements of Changes in Net Assets for the Years Ended December 31, 1999 and 1998 .......   A-11
   Notes to Financial Statements.............................................................   A-18


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants............................................................    F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 1999 and 1998...................................    F-2
   Consolidated Statements of Earnings, Years Ended December 31, 1999, 1998 and 1997.........    F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive Income,
      Years Ended December 31, 1999, 1998 and 1997...........................................    F-4
   Consolidated Statements of Cash Flows, Years Ended December 31, 1999, 1998 and 1997.......    F-5
   Notes to Consolidated Financial Statements................................................    F-6

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account No. 49 of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the following Variable Investment Options: Alliance Money Market, Alliance High Yield, Alliance Common Stock, Alliance Aggressive Stock, Alliance Small Cap Growth, Alliance Global, Alliance Growth Investors, Alliance Equity Index, EQ/Alliance Premier Growth, BT Equity 500 Index, BT Small Company Index, BT International Equity Index, Capital Guardian US Equity, Capital Guardian Research, Capital Guardian International, EQ/Evergreen, EQ/Evergreen Foundation, JPM Core Bond, Lazard Large Cap Value, Lazard Small Cap Value, MFS Growth with Income, MFS Research, MFS Emerging Growth Companies, Merrill Lynch Basic Value Equity, Merrill Lynch World Strategy, Morgan Stanley Emerging Markets Equity, EQ/Putnam Growth and Income Value, EQ/Putnam Investors Growth, EQ/Putnam International Equity ("EQ Advisors Trust Variable Investment Options"), separate Variable Investment Options of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account No. 49 at December 31, 1999 and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The EQ Advisors Trust at December 31, 1999 with the transfer agent, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
February 1, 2000

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                                           ALLIANCE                         ALLIANCE        ALLIANCE
                                                             MONEY         ALLIANCE          COMMON        AGGRESSIVE
                                                            MARKET        HIGH YIELD         STOCK            STOCK
                                                          ------------    ------------    ------------    ------------
ASSETS
Investments in shares of the Trust--
   at market value (Note 1)
   Cost:   $379,664,087................................   $369,801,574
            203,684,867................................                   $157,985,437
            763,018,474................................                                   $816,599,792
            118,615,179................................                                                   $123,093,350
             90,885,974................................
             11,667,677................................
             18,067,815................................
Receivable for Trust shares sold.......................      2,419,747       1,072,020              --              --
Receivable for policy-related transactions.............             --              --       1,238,044         977,948
                                                          ------------    ------------    ------------    ------------
   Total Assets........................................    372,221,321     159,057,457     817,837,836     124,071,298
                                                          ------------    ------------    ------------    ------------
LIABILITIES
Payable for policy-related transactions................      2,325,599       1,086,975              --              --
Payable for Trust shares purchased.....................             --              --         675,480         985,489
                                                          ------------    ------------    ------------    ------------
   Total Liabilities...................................      2,325,599       1,086,975         675,480         985,489
                                                          ------------    ------------    ------------    ------------
NET ASSETS                                                $369,895,722    $157,970,482    $817,162,356    $123,085,809
                                                          ============    ============    ============    ============
Amount retained by Equitable Life in
   Separate Account No. 49 (Note 5)....................   $     30,950    $     21,018    $     17,896    $     22,135
Net Assets Attributable to Contractowners..............    369,864,772     157,949,464     817,144,460     123,063,674
                                                          ------------    ------------    ------------    ------------
NET ASSETS.............................................   $369,895,722    $157,970,482    $817,162,356    $123,085,809
                                                          ============    ============    ============    ============

----------------------
See Notes to Financial Statements.

                                                            ALLIANCE                       ALLIANCE
                                                            SMALL CAP       ALLIANCE        GROWTH
                                                             GROWTH          GLOBAL        INVESTORS
                                                          ------------     -----------    -----------
ASSETS
Investments in shares of the Trust--
   at market value (Note 1)
   Cost:   $379,664,087................................
            203,684,867................................
            763,018,474................................
            118,615,179................................
             90,885,974................................   $115,700,365
             11,667,677................................                    $16,082,844
             18,067,815................................                                   $21,896,327
Receivable for Trust shares sold.......................             --              --          3,546
Receivable for policy-related transactions.............        765,601              --             --
                                                          ------------     -----------    -----------
   Total Assets........................................    116,465,966      16,082,844     21,899,873
                                                          ------------     -----------    -----------
LIABILITIES
Payable for policy-related transactions................             --             416          7,558
Payable for Trust shares purchased.....................        777,033           2,300             --
                                                          ------------     -----------    -----------
   Total Liabilities...................................        777,033           2,716          7,558
                                                          ------------     -----------    -----------
NET ASSETS                                                $115,688,933     $16,080,128    $21,892,315
                                                          ============     ===========    ===========
Amount retained by Equitable Life in
   Separate Account No. 49 (Note 5)....................   $     11,807     $    20,533    $    11,882
Net Assets Attributable to Contractowners..............    115,677,126      16,059,595     21,880,433
                                                          ------------     -----------    -----------
NET ASSETS.............................................   $115,688,933     $16,080,128    $21,892,315
                                                          ============     ===========    ===========

----------------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 1999

                                                        ALLIANCE     EQ/ALLIANCE                      BT SMALL
                                                         EQUITY        PREMIER        BT EQUITY       COMPANY
                                                          INDEX        GROWTH         500 INDEX        INDEX
                                                        --------     ------------    ------------    -----------
ASSETS
Investments in shares of the Trust--
   at market value (Note 1)
   Cost:   $      5,288................................   $9,377
            152,581,888................................              $171,199,256
            424,893,835................................                              $496,970,837
             42,379,581................................                                              $47,110,883
             63,071,820................................
             56,563,689................................
             23,072,316................................
Receivable for Trust shares sold.......................       --               --              --             --
Receivable for policy-related transactions.............       --        1,249,801       1,248,791             --
                                                          ------     ------------    ------------    -----------
   Total Assets........................................    9,377      172,449,057     498,219,628     47,110,883
                                                          ------     ------------    ------------    -----------
LIABILITIES
Payable for policy-related transactions................       --               --              --        536,932
Payable for Trust shares purchased.....................    2,945        1,248,063       1,496,336         97,068
                                                          ------     ------------    ------------    -----------
   Total Liabilities...................................    2,945        1,248,063       1,496,336        634,000
                                                          ------     ------------    ------------    -----------
NET ASSETS                                                $6,432     $171,200,994    $496,723,292    $46,476,883
                                                          ======     ============    ============    ===========
Amount retained by Equitable Life in
   Separate Account No. 49 (Note 5)....................   $6,432     $  2,412,458    $     85,221    $ 6,763,389
Net Assets Attributable to Contractowners..............       --      168,788,536     496,638,071     39,713,494
                                                          ------     ------------    ------------    -----------
NET ASSETS.............................................   $6,432     $171,200,994    $496,723,292    $46,476,883
                                                          ======     ============    ============    ===========

----------------------
See Notes to Financial Statements.

                                                             BT          CAPITAL       CAPITAL
                                                        INTERNATIONAL   GUARDIAN       GUARDIAN
                                                        EQUITY INDEX   U.S. EQUITY     RESEARCH
                                                        -------------  ------------   ----------
ASSETS
Investments in shares of the Trust--
   at market value (Note 1)
   Cost:   $      5,288................................
            152,581,888................................
            424,893,835................................
             42,379,581................................
             63,071,820................................  $78,758,680
             56,563,689................................                 $58,541,252
             23,072,316................................                               $24,535,767
Receivable for Trust shares sold.......................           --             --            --
Receivable for policy-related transactions.............       30,249        223,345       486,948
                                                         -----------    -----------   -----------
   Total Assets........................................   78,788,929     58,764,597    25,022,715
                                                         -----------    -----------   -----------
LIABILITIES
Payable for policy-related transactions................           --             --            --
Payable for Trust shares purchased.....................       30,403        223,063       487,557
                                                         -----------    -----------   -----------
   Total Liabilities...................................       30,403        223,063       487,557
                                                         -----------    -----------   -----------
NET ASSETS                                               $78,758,526    $58,541,534   $24,535,158
                                                         ===========    ===========   ===========
Amount retained by Equitable Life in
   Separate Account No. 49 (Note 5)....................  $15,332,780    $ 3,592,759   $ 3,618,583
Net Assets Attributable to Contractowners..............   63,425,746     54,948,775    20,916,575
                                                         -----------    -----------   -----------
NET ASSETS.............................................  $78,758,526    $58,541,534   $24,535,158
                                                         ===========    ===========   ===========

----------------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 1999

                                                              CAPITAL                       EQ/
                                                             GUARDIAN         EQ/        EVERGREEN      JPM CORE
                                                          INTERNATIONAL   EVERGREEN     FOUNDATION        BOND
                                                          -------------- ------------- -------------  ------------
ASSETS
Investments in shares of the Trust--
   at market value (Note 1)
   Cost:   $ 35,933,921................................    $43,454,506
              1,973,374................................                   $2,123,794
              6,259,878................................                                 $6,515,159
            165,874,017................................                                               $156,576,739
            129,521,191................................
             72,227,315................................
             94,302,309................................
Receivable for Trust shares sold.......................             --            --        19,989              --
Receivable for policy-related transactions.............        766,802            --            --         233,852
                                                           -----------    ----------    ----------    ------------
   Total Assets........................................     44,221,308     2,123,794     6,535,148     156,810,591
                                                           -----------    ----------    ----------    ------------
LIABILITIES
Payable for policy-related transactions................             --            --        19,962              --
Payable for Trust shares purchased.....................        766,602            --            --         236,555
                                                           -----------    ----------    ----------    ------------
   Total Liabilities...................................        766,602            --        19,962         236,555
                                                           -----------    ----------    ----------    ------------
NET ASSETS                                                 $43,454,706    $2,123,794    $6,515,186    $156,574,036
                                                           ===========    ==========    ==========    ============
Amount retained by Equitable Life in
   Separate Account No. 49 (Note 5)....................    $ 4,701,709    $1,072,246    $1,049,228     $    24,387
Net Assets Attributable to Contractowners..............     38,752,997     1,051,548     5,465,958     156,549,649
                                                           -----------    ----------    ----------    ------------
NET ASSETS.............................................    $43,454,706    $2,123,794    $6,515,186    $156,574,036
                                                           ===========    ==========    ==========    ============

----------------------
See Notes to Financial Statements.

                                                                LAZARD              LAZARD           MFS GROWTH
                                                               LARGE CAP          SMALL CAP             WITH
                                                                 VALUE              VALUE              INCOME
                                                             --------------      -------------      -------------
ASSETS
Investments in shares of the Trust--
   at market value (Note 1)
   Cost:   $ 35,933,921................................
              1,973,374................................
              6,259,878................................
            165,874,017................................
            129,521,191................................       $133,494,169
             72,227,315................................                           $72,498,774
             94,302,309................................                                              $99,382,214
Receivable for Trust shares sold.......................                 --                 --                 --
Receivable for policy-related transactions.............            330,260             75,386            390,728
                                                              ------------        -----------        -----------
   Total Assets........................................        133,824,429         72,574,160         99,772,942
                                                              ------------        -----------        -----------
LIABILITIES
Payable for policy-related transactions................                 --                 --                 --
Payable for Trust shares purchased.....................            327,252             75,574            216,349
                                                              ------------        -----------        -----------
   Total Liabilities...................................            327,252             75,574            216,349
                                                              ------------        -----------        -----------
NET ASSETS                                                    $133,497,177        $72,498,586        $99,556,593
                                                              ============        ===========        ===========
Amount retained by Equitable Life in
   Separate Account No. 49 (Note 5)....................       $    439,473        $   942,596        $ 3,422,764
Net Assets Attributable to Contractowners..............        133,057,704         71,555,990         96,133,829
                                                              ------------        -----------        -----------
NET ASSETS.............................................       $133,497,177        $72,498,586        $99,556,593
                                                              ============        ===========        ===========

----------------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
DECEMBER 31, 1999

                                                                                                                   MORGAN
                                                                                                      MERRILL     STANLEY
                                                                        MFS EMERGING    MERRILL       LYNCH       EMERGING
                                                              MFS          GROWTH     LYNCH BASIC     WORLD       MARKETS
                                                           RESEARCH       COMPANIES   VALUE EQUITY   STRATEGY      EQUITY
                                                         -------------- --------------------------- ----------- ------------
ASSETS
Investments in shares of the Trust--
   at market value (Note 1)
   Cost:   $281,752,232................................   $364,281,542
            250,647,425................................                  $429,517,464
             83,887,702................................                                $88,945,244
              6,920,279................................                                             $8,324,362
             39,136,259................................                                                          $53,790,993
            406,169,745................................
            281,212,128................................
            211,977,874................................
Receivable for Trust shares sold.......................             --             --           --         614            --
Receivable for policy-related transactions.............        322,238      1,298,411      253,431          --       622,254
                                                          ------------   ------------  -----------  -----------  -----------
   Total Assets........................................    364,603,780    430,815,875   89,198,675   8,324,976    54,413,247
                                                          ------------   ------------  -----------  -----------  -----------
LIABILITIES
Payable for policy-related transactions................             --             --           --         614            --
Payable for Trust shares purchased.....................        334,507      1,301,925      257,573          --       621,283
                                                          ------------   ------------  -----------  -----------  -----------
   Total Liabilities...................................        334,507      1,301,925      257,573         614       621,283
                                                          ------------   ------------  -----------  -----------  -----------
NET ASSETS                                                $364,269,273   $429,513,950  $88,941,102  $8,324,362   $53,791,964
                                                          ============   ============  ===========  ==========   ===========
Amount retained by Equitable Life in
   Separate Account No. 49 (Note 5)....................   $     58,737   $     67,892  $    19,188  $   22,574   $    52,196
Net Assets Attributable to Contractowners..............    364,210,536    429,446,058   88,921,914   8,301,788    53,739,768
                                                          ------------   ------------  -----------  -----------  -----------
NET ASSETS.............................................   $364,269,273   $429,513,950  $88,941,102  $8,324,362   $53,791,964
                                                          ============   ============  ===========  ==========   ===========

----------------------
See Notes to Financial Statements.



                                                            EQ/PUTNAM      EQ/PUTNAM    EQ/PUTNAM
                                                            GROWTH &       INVESTORS  INTERNATIONAL
                                                          INCOME VALUE      GROWTH        EQUITY
                                                          -------------- ---------------------------
ASSETS
Investments in shares of the Trust--
   at market value (Note 1)
   Cost:   $281,752,232................................
            250,647,425................................
             83,887,702................................
              6,920,279................................
             39,136,259................................
            406,169,745................................    $385,700,139
            281,212,128................................                  $383,906,911
            211,977,874................................                                $298,495,175
Receivable for Trust shares sold.......................         362,513            --            --
Receivable for policy-related transactions.............              --       265,068     1,048,832
                                                           ------------  ------------  ------------
   Total Assets........................................     386,062,652   384,171,979   299,544,007
                                                           ------------  ------------  ------------
LIABILITIES
Payable for policy-related transactions................         368,864            --            --
Payable for Trust shares purchased.....................              --       269,317     1,082,831
                                                           ------------  ------------  ------------
   Total Liabilities...................................         368,864       269,317     1,082,831
                                                           ------------  ------------  ------------
NET ASSETS                                                 $385,693,788  $383,902,662  $298,461,176
                                                           ============  ============  ============
Amount retained by Equitable Life in
   Separate Account No. 49 (Note 5)....................    $     56,262  $    282,885  $     18,519
Net Assets Attributable to Contractowners..............     385,637,526   383,619,777   298,442,657
                                                           ------------  ------------  ------------
NET ASSETS.............................................    $385,693,788  $383,902,662  $298,461,176
                                                           ============  ============  ============

----------------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                           ALLIANCE       ALLIANCE       ALLIANCE
                                                                            MONEY           HIGH          COMMON
                                                                            MARKET         YIELD           STOCK
                                                                         -------------  -------------  --------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trust..........................................  $13,838,973   $ 18,393,119    $  3,607,297
   Expenses (Note 3):
      Asset-based charges...............................................    2,916,894      2,068,917       8,029,117
                                                                          -----------   ------------    ------------
NET INVESTMENT INCOME (LOSS)............................................   10,922,079     16,324,202      (4,421,820)
                                                                          -----------   ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments..................................    6,648,388     (3,471,982)        675,411
   Realized gain distribution from the Trust............................       10,263        157,775     107,419,934
                                                                          -----------   ------------    ------------
NET REALIZED GAIN (LOSS)................................................    6,658,651     (3,314,207)    108,095,345
                                                                          -----------   ------------    ------------
   Unrealized appreciation (depreciation) on investments:
      Beginning of period...............................................   (1,075,056)   (25,033,332)     23,414,104
      End of period.....................................................   (9,862,513)   (45,699,430)     53,581,318
                                                                          -----------   ------------    ------------
   Change in unrealized appreciation (depreciation) during the period...   (8,787,457)   (20,666,098)     30,167,214
                                                                          -----------   ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..................   (2,128,806)   (23,980,305)    138,262,559
                                                                          -----------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........  $ 8,793,273   $ (7,656,103)   $133,840,739
                                                                          ===========   ============    ============

----------------------
See Notes to Financial Statements.

                                                                                          ALLIANCE
                                                                           ALLIANCE        SMALL                     ALLIANCE
                                                                          AGGRESSIVE        CAP         ALLIANCE      GROWTH
                                                                            STOCK          GROWTH        GLOBAL     INVESTORS
                                                                         -------------  -------------  -----------  -----------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trust..........................................  $   148,308    $        --   $       --   $  275,147
   Expenses (Note 3):
      Asset-based charges...............................................    1,285,568      1,087,932      170,032      241,771
                                                                          -----------    -----------   ----------   ----------
NET INVESTMENT INCOME (LOSS)............................................   (1,137,260)    (1,087,932)    (170,032)      33,376
                                                                          -----------    -----------   ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments..................................     (969,508)    (2,458,443)     797,749      597,341
   Realized gain distribution from the Trust............................    7,676,187             --    1,032,965    1,918,243
                                                                          -----------    -----------   ----------   ----------
NET REALIZED GAIN (LOSS)................................................    6,706,679     (2,458,443)   1,830,714    2,515,584
                                                                          -----------    -----------   ----------   ----------
   Unrealized appreciation (depreciation) on investments:
      Beginning of period...............................................   (6,950,869)    (2,506,915)   1,546,448    1,848,754
      End of period.....................................................    4,478,171     24,814,391    4,415,167    3,828,512
                                                                          -----------    -----------   ----------   ----------
   Change in unrealized appreciation (depreciation) during the period...   11,429,040     27,321,306    2,868,719    1,979,758
                                                                          -----------    -----------   ----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..................   18,135,719     24,862,863    4,699,433    4,495,342
                                                                          -----------    -----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........  $16,998,459    $23,774,931   $4,529,401   $4,528,718
                                                                          ===========    ===========   ==========   ==========

----------------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                         EQ/ALLIANCE                    BT SMALL
                                                                            ALLIANCE       PREMIER     BT EQUITY 500    COMPANY
                                                                          EQUITY INDEX   GROWTH (A)        INDEX         INDEX
                                                                          -------------  ------------  --------------  -----------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trust..........................................     $   79      $   103,841     $ 2,625,186   $  359,207
   Expenses (Note 3):
      Asset-based charges...............................................          9          545,807       4,260,935      350,125
                                                                             ------      -----------     -----------   ----------
NET INVESTMENT INCOME (LOSS)............................................         70         (441,966)     (1,635,749)       9,082
                                                                             ------      -----------     -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments..................................         --           17,955       2,302,103      (61,844)
   Realized gain distribution from the Trust............................         70          363,442       1,227,262    2,219,436
                                                                             ------      -----------     -----------   ----------
NET REALIZED GAIN (LOSS)................................................         70          381,397       3,529,365    2,157,592
                                                                             ------      -----------     -----------   ----------
   Unrealized appreciation (depreciation) on investments:
      Beginning of period...............................................      2,670               --      15,885,081     (545,108)
      End of period.....................................................      4,089       18,617,368      72,077,002    4,731,302
                                                                             ------      -----------     -----------   ----------
   Change in unrealized appreciation (depreciation) during the period...      1,419       18,617,368      56,191,921    5,276,410
                                                                             ------      -----------     -----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..................      1,489       18,998,765      59,721,286    7,434,002
                                                                             ------      -----------     -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........     $1,559      $18,556,799     $58,085,537   $7,443,084
                                                                             ======      ===========     ===========   ==========
----------------------
(a) Commenced operations on May 1, 1999.
See Notes to Financial Statements.

                                                                            BT INTER-     CAPITAL           CAPITAL
                                                                            NATIONAL      GUARDIAN         GUARDIAN
                                                                          EQUITY INDEX  U.S. EQUITY (A)   RESEARCH (A)
                                                                          ------------  ---------------   ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trust..........................................   $   584,788    $  125,567      $   37,899
   Expenses (Note 3):
      Asset-based charges...............................................       539,119       199,169          74,807
                                                                           -----------    ----------      ----------
NET INVESTMENT INCOME (LOSS)............................................        45,669       (73,602)        (36,908)
                                                                           -----------    ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments..................................     2,909,811        51,131           6,329
   Realized gain distribution from the Trust............................       580,421       163,343           3,640
                                                                           -----------    ----------      ----------
NET REALIZED GAIN (LOSS)................................................     3,490,232       214,474           9,969
                                                                           -----------    ----------      ----------
   Unrealized appreciation (depreciation) on investments:
      Beginning of period...............................................     4,538,154            --              --
      End of period.....................................................    15,686,860     1,977,563       1,463,451
                                                                           -----------    ----------      ----------
   Change in unrealized appreciation (depreciation) during the period...    11,148,706     1,977,563       1,463,451
                                                                           -----------    ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..................    14,638,938     2,192,037       1,473,420
                                                                           -----------    ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........   $14,684,607    $2,118,435      $1,436,512
                                                                           ===========    ==========      ==========
----------------------
(a) Commenced operations on May 1, 1999.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                            CAPITAL
                                                                            GUARDIAN         EQ/         EQ/EVERGREEN    JPM CORE
                                                                          INTERNATIONAL  EVERGREEN (A)  FOUNDATION (A)     BOND
                                                                          -------------  -------------  --------------  ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trust..........................................   $       --      $  7,608        $ 66,863     $ 7,099,763
   Expenses (Note 3):
      Asset-based charges...............................................      108,068         5,243          35,556       1,772,389
                                                                           ----------      --------        --------     -----------
NET INVESTMENT INCOME (LOSS)............................................     (108,068)        2,365          31,307       5,327,374
                                                                           ----------      --------        --------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments..................................      553,257         5,489          51,836         433,763
   Realized gain distribution from the Trust............................           --            --              --              --
                                                                           ----------      --------        --------     -----------
NET REALIZED GAIN (LOSS)................................................      553,257         5,489          51,836         433,763
                                                                           ----------      --------        --------     -----------
   Unrealized appreciation (depreciation) on investments:
      Beginning of period...............................................           --            --              --         151,767
      End of period.....................................................    7,520,585       150,420         255,281      (9,297,278)
                                                                           ----------      --------        --------     -----------
   Change in unrealized appreciation (depreciation) during the period...    7,520,585       150,420         255,281      (9,449,045)
                                                                           ----------      --------        --------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..................    8,073,842       155,909         307,117      (9,015,282)
                                                                           ----------      --------        --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........   $7,965,774      $158,274        $338,424     $(3,687,908)
                                                                           ==========      ========        ========     ===========

----------------------
(a) Commenced operations on January 1, 1999.
See Notes to Financial Statements.

                                                                                           LAZARD      MFS GROWTH
                                                                          LAZARD LARGE    SMALL CAP       WITH
                                                                            CAP VALUE       VALUE      INCOME (A)
                                                                          -------------  ------------ -------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trust..........................................   $ 1,171,593   $   287,568   $  310,991
   Expenses (Note 3):
      Asset-based charges...............................................     1,426,980       798,351      509,668
                                                                           -----------   -----------   ----------
NET INVESTMENT INCOME (LOSS)............................................      (255,387)     (510,783)    (198,677)
                                                                           -----------   -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments..................................     1,568,960    (1,069,126)      67,508
   Realized gain distribution from the Trust............................     1,975,836       463,431           --
                                                                           -----------   -----------   ----------
NET REALIZED GAIN (LOSS)................................................     3,544,796      (605,695)      67,508
                                                                           -----------   -----------   ----------
   Unrealized appreciation (depreciation) on investments:
      Beginning of period...............................................     6,587,696    (1,238,546)          --
      End of period.....................................................     3,972,978       271,459    5,079,905
                                                                           -----------   -----------   ----------
   Change in unrealized appreciation (depreciation) during the period...    (2,614,718)    1,510,005    5,079,905
                                                                           -----------   -----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..................       930,078       904,310    5,147,413
                                                                           -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........   $   674,691   $   393,527   $4,948,736
                                                                           ===========   ===========   ==========

----------------------
(a) Commenced operations on January 1, 1999.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                                         MERRILL
                                                                                         MFS EMERGING     MERRILL         LYNCH
                                                                                            GROWTH      LYNCH BASIC       WORLD
                                                                          MFS RESEARCH     COMPANIES    VALUE EQUITY    STRATEGY
                                                                          -------------  -------------- -------------  ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trust..........................................   $   390,898    $         --    $1,047,990    $   65,443
   Expenses (Note 3):
      Asset-based charges...............................................     3,733,953       3,039,369       972,608        98,715
                                                                           -----------    ------------    ----------    ----------
NET INVESTMENT INCOME (LOSS)............................................    (3,343,055)     (3,039,369)       75,382       (33,272)
                                                                           -----------    ------------    ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments..................................     1,217,200       4,883,779       234,491          (377)
   Realized gain distribution from the Trust............................     8,045,400       7,223,027     4,402,313       104,835
                                                                           -----------    ------------    ----------    ----------
NET REALIZED GAIN (LOSS)................................................     9,262,600      12,106,806     4,636,804       104,458
                                                                           -----------    ------------    ----------    ----------
   Unrealized appreciation (depreciation) on investments:
      Beginning of period...............................................    27,968,891      27,600,377      (224,361)      138,809
      End of period.....................................................    82,529,310     178,870,039     5,057,542     1,404,083
                                                                           -----------    ------------    ----------    ----------
   Change in unrealized appreciation (depreciation) during the period...    54,560,419     151,269,662     5,281,903     1,265,274
                                                                           -----------    ------------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..................    63,823,019     163,376,468     9,918,707     1,369,732
                                                                           -----------    ------------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........   $60,479,964    $160,337,099    $9,994,089    $1,336,460
                                                                           ===========    ============    ==========    ==========

----------------------
See Notes to Financial Statements.

                                                                             MORGAN
                                                                            STANLEY
                                                                            EMERGING      EQ/PUTNAM      EQ/PUTNAM      EQ/PUTNAM
                                                                            MARKETS        GROWTH &      INVESTORS    INTERNATIONAL
                                                                             EQUITY      INCOME VALUE     GROWTH         EQUITY
                                                                          -------------  -------------  ------------  --------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trust..........................................   $        --   $  4,962,774   $    25,859    $  5,116,023
   Expenses (Note 3):
      Asset-based charges...............................................       313,463      5,197,039     3,645,373       2,641,975
                                                                           -----------   ------------   -----------    ------------
NET INVESTMENT INCOME (LOSS)............................................      (313,463)      (234,265)   (3,619,514)      2,474,048
                                                                           -----------   ------------   -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments..................................     4,693,755      1,414,748     1,976,946      13,035,348
   Realized gain distribution from the Trust............................       520,919     26,787,690     7,651,524      15,493,032
                                                                           -----------   ------------   -----------    ------------
NET REALIZED GAIN (LOSS)................................................     5,214,674     28,202,438     9,628,470      28,528,380
                                                                           -----------   ------------   -----------    ------------
   Unrealized appreciation (depreciation) on investments:
      Beginning of period...............................................       503,907     20,844,002    30,898,239      12,926,933
      End of period.....................................................    14,654,734    (20,469,606)  102,694,783      86,517,301
                                                                           -----------   ------------   -----------    ------------
   Change in unrealized appreciation (depreciation) during the period...    14,150,827    (41,313,608)   71,796,544      73,590,368
                                                                           -----------   ------------   -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..................    19,365,501    (13,111,170)   81,425,014     102,118,748
                                                                           -----------   ------------   -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........   $19,052,038   $(13,345,435)  $77,805,500    $104,592,796
                                                                           ===========   =============  ===========    ============

----------------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                        ALLIANCE MONEY                   ALLIANCE HIGH
                                                                            MARKET                           YIELD
                                                                --------------------------------  ------------------------------
                                                                    1999              1998           1999             1998
                                                                ---------------  ---------------  -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................  $   10,922,079     $  5,591,727   $ 16,324,202     $ 10,394,219
   Net realized gain (loss)...................................       6,658,651          308,727     (3,314,207)       2,460,016
   Change in unrealized appreciation (depreciation) of
      investments.............................................      (8,787,457)        (670,935)   (20,666,098)     (23,635,055)
                                                                --------------     ------------   ------------     ------------
Net increase (decrease) in net assets from operations.........       8,793,273        5,229,519     (7,656,103)     (10,780,820)
                                                                --------------     ------------   ------------     ------------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions...........................................     340,159,660      308,003,451     41,796,290      101,309,392
      Transfers from other Funds and Guaranteed Interest
        Rate Account (Note 1).................................     743,324,830      117,047,248     31,846,001       28,971,750
                                                                --------------     ------------   ------------     ------------
      Total...................................................   1,083,484,490      425,050,699     73,642,291      130,281,142
                                                                --------------     ------------   ------------     ------------
   Withdrawal and Transfers:
      Benefits and other policy transactions..................      35,434,846        7,436,997      8,475,793        3,457,632
      Withdrawal and administrative charges...................         342,388          104,554        307,245          173,986
      Transfers to other Funds and Guaranteed Interest Rate
        Account (Note 1)......................................     911,168,413      265,941,784     42,293,024       23,920,120
                                                                --------------     ------------   ------------     ------------
      Total...................................................     946,945,647      273,483,335     51,076,062       27,551,738
                                                                --------------     ------------   ------------     ------------
   Net increase in net assets from Contractowners
      transactions............................................     136,538,843      151,567,364     22,566,229      102,729,404
                                                                --------------     ------------   ------------     ------------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY
   EQUITABLE LIFE IN SEPARATE ACCOUNT NO. 49 (NOTE 5).........          55,959          (65,625)         6,949         (147,037)
                                                                --------------     ------------   ------------     ------------
INCREASE IN NET ASSETS........................................     145,388,075      156,731,258     14,917,075       91,801,547
NET ASSETS BEGINNING OF PERIOD................................     224,507,647       67,776,389    143,053,407       51,251,860
                                                                --------------     ------------   ------------     ------------
NET ASSETS END OF PERIOD......................................  $  369,895,722     $224,507,647   $157,970,482     $143,053,407
                                                                ==============     ============   ============     ============

----------------------
See Notes to Financial Statements.

                                                                       ALLIANCE COMMON              ALLIANCE AGGRESSIVE
                                                                            STOCK                          STOCK
                                                                ------------------------------- -----------------------------
                                                                    1999             1998           1999            1998
                                                                --------------  --------------- --------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................   $ (4,421,820)    $ (2,316,198)  $ (1,137,260)   $  (580,413)
   Net realized gain (loss)...................................    108,095,345       49,882,651      6,706,679      3,718,851
   Change in unrealized appreciation (depreciation) of
      investments.............................................     30,167,214       19,297,438     11,429,040     (4,509,886)
                                                                 ------------     ------------   ------------    -----------
Net increase (decrease) in net assets from operations.........    133,840,739       66,863,891     16,998,459     (1,371,448)
                                                                 ------------     ------------   ------------    -----------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions...........................................    225,175,114      225,245,017     28,995,371     41,444,328
      Transfers from other Funds and Guaranteed Interest
        Rate Account (Note 1).................................    115,638,909       43,818,466    144,962,159      9,547,092
                                                                 ------------     ------------   ------------    -----------
      Total...................................................    340,814,023      269,063,483    173,957,530     50,991,420
                                                                 ------------     ------------   ------------    -----------
   Withdrawal and Transfers:
      Benefits and other policy transactions..................     26,276,997        9,862,986      5,018,337      1,928,655
      Withdrawal and administrative charges...................      1,106,889          438,917        202,757        148,718
      Transfers to other Funds and Guaranteed Interest Rate
        Account (Note 1)......................................     60,225,858       22,819,554    147,665,672      9,292,218
                                                                 ------------     ------------   ------------    -----------
      Total...................................................     87,609,744       33,121,457    152,886,766     11,369,591
                                                                 ------------     ------------   ------------    -----------
   Net increase in net assets from Contractowners
      transactions............................................    253,204,279      235,942,026     21,070,764     39,621,829
                                                                 ------------     ------------   ------------    -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY
   EQUITABLE LIFE IN SEPARATE ACCOUNT NO. 49 (NOTE 5).........        (34,576)        (554,919)         1,931       (127,355)
                                                                 ------------     ------------   ------------    -----------
INCREASE IN NET ASSETS........................................    387,010,442      302,250,998     38,071,154     38,123,026
NET ASSETS BEGINNING OF PERIOD................................    430,151,914      127,900,916     85,014,655     46,891,629
                                                                 ------------     ------------   ------------    -----------
NET ASSETS END OF PERIOD......................................   $817,162,356     $430,151,914   $123,085,809    $85,014,655
                                                                 ============     ============   ============    ===========

----------------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                ALLIANCE SMALL CAP
                                                                     GROWTH                    ALLIANCE GLOBAL
                                                          ------------------------------ -----------------------------
                                                              1999             1998          1999            1998
                                                          --------------   ------------- -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).........................   $ (1,087,932)    $  (717,685)  $  (170,032)    $   (24,180)
   Net realized gain (loss).............................     (2,458,443)          9,425     1,830,714       1,116,808
   Change in unrealized appreciation (depreciation) of
      investments.......................................     27,321,306      (1,974,037)    2,868,719       1,325,384
                                                           ------------     -----------   -----------     -----------
   Net increase (decrease) in net assets from
      operations........................................     23,774,931      (2,682,297)    4,529,401       2,418,012
                                                           ------------     -----------   -----------     -----------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions.....................................     24,081,791      43,397,274       188,741         416,404
      Transfers from other Funds and Guaranteed
        Interest Rate Account (Note 1)..................     59,248,376      12,800,367       984,742         712,308
                                                           ------------     -----------   -----------     -----------
      Total.............................................     83,330,167      56,197,641     1,173,483       1,128,712
                                                           ------------     -----------   -----------     -----------
   Withdrawal and Transfers:
      Benefits and other policy transactions............      3,801,225       1,391,608     1,202,883         507,389
      Withdrawal and administrative charges.............        155,927          86,076        43,050          47,663
      Transfers to other Funds and Guaranteed Interest
        Rate Account (Note 1)...........................     63,261,583       8,974,764     2,390,565       1,808,151
                                                           ------------     -----------   -----------     -----------
      Total.............................................     67,218,735      10,452,448     3,636,498       2,363,203
                                                           ------------     -----------   -----------     -----------
   Net increase in net assets from Contractowners
      transactions......................................     16,111,432      45,745,193    (2,463,015)     (1,234,491)
                                                           ------------     -----------   -----------     -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY
   EQUITABLE LIFE IN SEPARATE ACCOUNT NO. 49
   (NOTE 5).............................................             95         (75,139)          770         (94,474)
                                                           ------------     -----------   -----------     -----------
INCREASE IN NET ASSETS..................................     39,886,458      42,987,757     2,067,156       1,089,047
NET ASSETS BEGINNING OF PERIOD..........................     75,802,475      32,814,718    14,012,972      12,923,925
                                                           ------------     -----------   -----------     -----------
NET ASSETS END OF PERIOD................................   $115,688,933     $75,802,475   $16,080,128     $14,012,972
                                                           ============     ===========   ===========     ===========

----------------------
See Notes to Financial Statements.

                                                                 ALLIANCE GROWTH           ALLIANCE EQUITY
                                                                    INVESTORS                   INDEX
                                                           -----------------------------  -------------------
                                                               1999            1998        1999       1998
                                                           -------------   -------------  -------    --------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).........................    $    33,376     $   114,300   $   70      $   63
   Net realized gain (loss).............................      2,515,584       1,921,992       70           2
   Change in unrealized appreciation (depreciation) of
      investments.......................................      1,979,758         941,877    1,419       1,631
                                                            -----------     -----------   ------      ------
   Net increase (decrease) in net assets from
      operations........................................      4,528,718       2,978,169    1,559       1,696
                                                            -----------     -----------   ------      ------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions.....................................        438,468         979,342       --          --
      Transfers from other Funds and Guaranteed
        Interest Rate Account (Note 1)..................        252,655         861,920       --          --
                                                            -----------     -----------   ------      ------
      Total.............................................        691,123       1,841,262       --          --
                                                            -----------     -----------   ------      ------
   Withdrawal and Transfers:                                                                              --
      Benefits and other policy transactions............      1,242,386         692,359       --          --
      Withdrawal and administrative charges.............         59,355          62,534       --          --
      Transfers to other Funds and Guaranteed Interest
        Rate Account (Note 1)...........................      1,594,804       2,475,681       --          --
                                                            -----------     -----------   ------      ------
      Total.............................................      2,896,545       3,230,574       --          --
                                                            -----------     -----------   ------      ------
   Net increase in net assets from Contractowners
      transactions......................................     (2,205,422)     (1,389,312)      --          --
                                                            -----------     -----------   ------      ------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY
   EQUITABLE LIFE IN SEPARATE ACCOUNT NO. 49
   (NOTE 5).............................................        (13,682)       (111,956)  (2,937)          1
                                                            -----------     -----------   ------      ------
INCREASE IN NET ASSETS..................................      2,309,614       1,476,901   (1,378)      1,697
NET ASSETS BEGINNING OF PERIOD..........................     19,582,701      18,105,800    7,810       6,113
                                                            -----------     -----------   ------      ------
NET ASSETS END OF PERIOD................................    $21,892,315     $19,582,701   $6,432      $7,810
                                                            ===========     ===========   ======      ======

----------------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                   EQ/ALLIANCE
                                                                     PREMIER
                                                                    GROWTH (A)           BT EQUITY 500 INDEX
                                                                  --------------   -------------------------------
                                                                      1999             1999             1998
                                                                  --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................     $   (441,966)    $ (1,635,749)    $     30,099
   Net realized gain (loss)...................................          381,397        3,529,365          579,907
   Change in unrealized appreciation (depreciation) of
      investments.............................................       18,617,368       56,191,921       15,885,081
                                                                   ------------     ------------     ------------
   Net increase (decrease) in net assets from operations......       18,556,799       58,085,537       16,495,087
                                                                   ------------     ------------     ------------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions...........................................       98,121,931      204,821,604      137,742,388
      Transfers from other Funds and Guaranteed Interest
        Rate Account (Note 1).................................       59,212,539      131,983,053       28,395,723
                                                                   ------------     ------------     ------------
      Total...................................................      157,334,470      336,804,657      166,138,111
                                                                   ------------     ------------     ------------
   Withdrawal and Transfers:
      Benefits and other policy transactions..................        1,208,452       13,489,260        1,738,442
      Withdrawal and administrative charges...................           28,926          490,621           14,899
      Transfers to other Funds and Guaranteed Interest Rate
        Account (Note 1)......................................        5,509,104       48,615,971       15,478,264
                                                                   ------------     ------------     ------------
      Total...................................................        6,746,482       62,595,852       17,231,605
                                                                   ------------     ------------     ------------
   Net increase in net assets from Contractowners
      transactions............................................      150,587,988      274,208,805      148,906,506
                                                                   ------------     ------------     ------------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY
   EQUITABLE LIFE IN SEPARATE ACCOUNT NO. 49 (NOTE 5).........        2,056,207         (380,694)        (592,949)
                                                                   ------------     ------------     ------------
INCREASE IN NET ASSETS........................................      171,200,994      331,913,648      164,808,644
NET ASSETS BEGINNING OF PERIOD................................               --      164,809,644            1,000
                                                                   ------------     ------------     ------------
NET ASSETS END OF PERIOD......................................     $171,200,994     $496,723,292     $164,809,644
                                                                   ============     ============     ============

----------------------
(a) Commenced operations on May 1, 1999.
See Notes to Financial Statements.


                                                                                                     BT INTERNATIONAL EQUITY
                                                                     BT SMALL COMPANY INDEX                  INDEX
                                                                  ----------------------------   -----------------------------
                                                                      1999           1998            1999            1998
                                                                  -------------  -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................     $     9,082    $   102,749     $    45,669     $   414,205
   Net realized gain (loss)...................................       2,157,592        162,586       3,490,232        (487,255)
   Change in unrealized appreciation (depreciation) of
      investments.............................................       5,276,410       (545,108)     11,148,706       4,538,154
                                                                   -----------    -----------     -----------     -----------
   Net increase (decrease) in net assets from operations......       7,443,084       (279,773)     14,684,607       4,465,104
                                                                   -----------    -----------     -----------     -----------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions...........................................      13,540,537     15,585,722      22,156,549      20,850,190
      Transfers from other Funds and Guaranteed Interest
        Rate Account (Note 1).................................      24,237,532      4,179,014      67,063,739      16,741,163
                                                                   -----------    -----------     -----------     -----------
      Total...................................................      37,778,069     19,764,736      89,220,288      37,591,353
                                                                   -----------    -----------     -----------     -----------
   Withdrawal and Transfers:
      Benefits and other policy transactions..................       1,320,075        120,912       1,387,501         219,542
      Withdrawal and administrative charges...................          45,172          1,784          67,425           2,627
      Transfers to other Funds and Guaranteed Interest Rate
        Account (Note 1)......................................      20,260,338      1,873,434      60,426,766      14,133,716
                                                                   -----------    -----------     -----------     -----------
      Total...................................................      21,625,585      1,996,130      61,881,692      14,355,885
                                                                   -----------    -----------     -----------     -----------
   Net increase in net assets from Contractowners
      transactions............................................      16,152,484     17,768,606      27,338,596      23,235,468
                                                                   -----------    -----------     -----------     -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY
   EQUITABLE LIFE IN SEPARATE ACCOUNT NO. 49 (NOTE 5).........      (4,628,539)    10,020,021      (5,990,622)     15,024,373
                                                                   -----------    -----------     -----------     -----------
INCREASE IN NET ASSETS........................................      18,967,029     27,508,854      36,032,581      42,724,945
NET ASSETS BEGINNING OF PERIOD................................      27,509,854          1,000      42,725,945           1,000
                                                                   -----------    -----------     -----------     -----------
NET ASSETS END OF PERIOD......................................     $46,476,883    $27,509,854     $78,758,526     $42,725,945
                                                                   ===========    ===========     ===========     ===========

----------------------
(a) Commenced operations on May 1, 1999.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                CAPITAL         CAPITAL            CAPITAL
                                                                              GUARDIAN U.S.     GUARDIAN           GUARDIAN
                                                                              EQUITY (B)      RESEARCH (B)     INTERNATIONAL (B)
                                                                             --------------   -------------    -----------------
                                                                                 1999             1999               1999
                                                                             --------------   -------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...........................................    $   (73,602)     $   (36,908)       $  (108,068)
   Net realized gain (loss)...............................................        214,474            9,969            553,257
   Change in unrealized appreciation (depreciation) of
      investments.........................................................      1,977,563        1,463,451          7,520,585
                                                                              -----------      -----------        -----------
   Net increase (decrease) in net assets from operations..................      2,118,435        1,436,512          7,965,774
                                                                              -----------      -----------        -----------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions.......................................................     43,096,035       16,082,428         22,227,050
      Transfers from other Funds and Guaranteed Interest Rate
        Account (Note 1)..................................................     13,851,370        4,348,325         19,305,540
                                                                              -----------      -----------        -----------
      Total...............................................................     56,947,405       20,430,753         41,532,590
                                                                              -----------      -----------        -----------
   Withdrawal and Transfers:
      Benefits and other policy transactions..............................        358,436          146,111            240,228
      Withdrawal and administrative charges...............................          4,298              812              6,262
      Transfers to other Funds and Guaranteed Interest Rate
        Account (Note 1)..................................................      3,626,402          565,415          9,137,245
                                                                              -----------      -----------        -----------
      Total...............................................................      3,989,136          712,338          9,383,735
                                                                              -----------      -----------        -----------
   Net increase in net assets from Contractowners
      transactions........................................................     52,958,269       19,718,415         32,148,855
                                                                              -----------      -----------        -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY
   EQUITABLE LIFE IN SEPARATE ACCOUNT NO. 49 (NOTE 5).....................      3,464,830        3,380,231          3,340,077
                                                                              -----------      -----------        -----------
INCREASE IN NET ASSETS....................................................     58,541,534       24,535,158         43,454,706
NET ASSETS BEGINNING OF PERIOD............................................             --               --                 --
                                                                              -----------      -----------        -----------
NET ASSETS END OF PERIOD..................................................    $58,541,534      $24,535,158        $43,454,706
                                                                              ===========      ===========        ===========

----------------------
(a) Commenced operations on January 1, 1999.
(b) Commenced operations on May 1, 1999.
See Notes to Financial Statements.


                                                                                                 EQ/EVERGREEN
                                                                             EQ/EVERGREEN (A)   FOUNDATION (A)
                                                                             -----------------  ---------------
                                                                                   1999              1999
                                                                             -----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...........................................      $    2,365        $   31,307
   Net realized gain (loss)...............................................           5,489            51,836
   Change in unrealized appreciation (depreciation) of
      investments.........................................................         150,420           255,281
                                                                                ----------        ----------
   Net increase (decrease) in net assets from operations..................         158,274           338,424
                                                                                ----------        ----------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions.......................................................         633,222         4,157,266
      Transfers from other Funds and Guaranteed Interest Rate
        Account (Note 1)..................................................         377,854         1,820,889
                                                                                ----------        ----------
      Total...............................................................       1,011,076         5,978,155
                                                                                ----------        ----------
   Withdrawal and Transfers:
      Benefits and other policy transactions..............................           4,997            67,112
      Withdrawal and administrative charges...............................             177             2,176
      Transfers to other Funds and Guaranteed Interest Rate
        Account (Note 1)..................................................          15,538           707,910
                                                                                ----------        ----------
      Total...............................................................          20,712           777,198
                                                                                ----------        ----------
   Net increase in net assets from Contractowners
      transactions........................................................         990,364         5,200,957
                                                                                ----------        ----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY
   EQUITABLE LIFE IN SEPARATE ACCOUNT NO. 49 (NOTE 5).....................         974,156           974,805
                                                                                ----------        ----------
INCREASE IN NET ASSETS....................................................       2,122,794         6,514,186
NET ASSETS BEGINNING OF PERIOD............................................           1,000             1,000
                                                                                ----------        ----------
NET ASSETS END OF PERIOD..................................................      $2,123,794        $6,515,186
                                                                                ==========        ==========

----------------------
(a) Commenced operations on January 1, 1999.
(b) Commenced operations on May 1, 1999.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                     JPM CORE BOND
                                                                            --------------------------------
                                                                                 1999             1998
                                                                            ---------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................................       $  5,327,374     $  1,513,869
   Net realized gain (loss)............................................            433,763        1,042,322
   Change in unrealized appreciation (depreciation) of investments.....         (9,449,045)         151,767
                                                                              ------------     ------------
   Net increase (decrease) in net assets from operations...............         (3,687,908)       2,707,958
                                                                              ------------     ------------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions....................................................         58,897,220       73,102,741
      Transfers from other Funds and Guaranteed Interest Rate Account
        (Note 1).......................................................         55,153,640       37,948,208
                                                                              ------------     ------------
      Total............................................................        114,050,860      111,050,949
                                                                              ------------     ------------
   Withdrawal and Transfers:
      Benefits and other policy transactions...........................          8,098,679        1,038,633
      Withdrawal and administrative charges............................            220,766           18,447
      Transfers to other Funds and Guaranteed Interest Rate
        Account (Note 1)...............................................         43,825,050       13,947,945
                                                                              ------------     ------------
      Total............................................................         52,144,495       15,005,025
                                                                              ------------     ------------
   Net increase in net assets from Contractowners transactions.........         61,906,365       96,045,924
                                                                              ------------     ------------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY EQUITABLE LIFE
   IN SEPARATE ACCOUNT NO. 49 (NOTE 5).................................         (4,977,891)       4,578,588
                                                                              ------------     ------------
INCREASE IN NET ASSETS.................................................         53,240,566      103,332,470
NET ASSETS BEGINNING OF PERIOD.........................................        103,333,470            1,000
                                                                              ------------     ------------
NET ASSETS END OF PERIOD...............................................       $156,574,036     $103,333,470
                                                                              ============     ============

----------------------
See Notes to Financial Statements.

                                                                            LAZARD LARGE CAP VALUE       LAZARD SMALL CAP VALUE
                                                                        ----------------------------- ----------------------------
                                                                            1999           1998           1999           1998
                                                                        -------------- -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................................  $   (255,387)  $    22,590    $  (510,783)   $  (113,125)
   Net realized gain (loss)............................................     3,544,796      (156,900)      (605,695)      (707,142)
   Change in unrealized appreciation (depreciation) of investments.....    (2,614,718)    6,587,696      1,510,005     (1,238,546)
                                                                         ------------   -----------    -----------    -----------
   Net increase (decrease) in net assets from operations...............       674,691     6,453,386        393,527     (2,058,813)
                                                                         ------------   -----------    -----------    -----------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions....................................................    51,290,140    60,150,648     21,945,358     44,673,767
      Transfers from other Funds and Guaranteed Interest Rate Account
        (Note 1).......................................................    33,071,094     9,859,740     23,800,713      8,257,562
                                                                         ------------   -----------    -----------    -----------
      Total............................................................    84,361,234    70,010,388     45,746,071     52,931,329
                                                                         ------------   -----------    -----------    -----------
   Withdrawal and Transfers:
      Benefits and other policy transactions...........................     4,125,945       586,925      1,955,834        436,736
      Withdrawal and administrative charges............................       187,874         5,537        117,407          5,989
      Transfers to other Funds and Guaranteed Interest Rate
        Account (Note 1)...............................................    18,883,705     3,799,798     19,046,434      4,021,584
                                                                         ------------   -----------    -----------    -----------
      Total............................................................    23,197,524     4,392,260     21,119,675      4,464,309
                                                                         ------------   -----------    -----------    -----------
   Net increase in net assets from Contractowners transactions.........    61,163,710    65,618,128     24,626,396     48,467,020
                                                                         ------------   -----------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY EQUITABLE LIFE
   IN SEPARATE ACCOUNT NO. 49 (NOTE 5).................................    (2,980,658)    2,566,920     (3,489,673)     4,559,129
                                                                         ------------   -----------    -----------    -----------
INCREASE IN NET ASSETS.................................................    58,857,743    74,638,434     21,530,250     50,967,336
NET ASSETS BEGINNING OF PERIOD.........................................    74,639,434         1,000     50,968,336          1,000
                                                                         ------------   -----------    -----------    -----------
NET ASSETS END OF PERIOD...............................................  $133,497,177   $74,639,434    $72,498,586    $50,968,336
                                                                         ============   ===========    ===========    ===========

----------------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                  MFS
                                                                 GROWTH                                        MFS EMERGING
                                                                  WITH                 MFS                        GROWTH
                                                               INCOME (A)            RESEARCH                   COMPANIES
                                                              ------------  --------------------------  --------------------------
                                                                  1999         1999          1998          1999          1998
                                                              ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................. $   (198,677) $ (3,343,055) $ (1,092,123) $ (3,039,369) $ (1,099,495)
   Net realized gain (loss)..................................       67,508     9,262,600        28,858    12,106,806       305,790
   Change in unrealized appreciation (depreciation) of
      investments............................................    5,079,905    54,560,419    27,962,157   151,269,662    28,458,691
                                                              ------------  ------------  ------------  ------------  ------------
   Net increase (decrease) in net assets from operations.....    4,948,736    60,479,964    26,898,892   160,337,099    27,664,986
                                                              ------------  ------------  ------------  ------------  ------------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions..........................................   68,379,945    84,265,425   121,807,223    89,992,978    76,639,008
      Transfers from other Funds and Guaranteed Interest
        Rate Account (Note 1)................................   31,637,634    41,852,004    23,365,292    85,718,367    25,862,262
                                                              ------------  ------------  ------------  ------------  ------------
      Total..................................................  100,017,579   126,117,429   145,172,515   175,711,345   102,501,270
                                                              ------------  ------------  ------------  ------------  ------------
   Withdrawal and Transfers:
      Benefits and other policy transactions.................    1,364,967    12,010,841     3,681,079     9,855,684     2,376,229
      Withdrawal and administrative charges..................       20,042       494,371       208,060       397,018       133,480
      Transfers to other Funds and Guaranteed Interest Rate
        Account (Note 1).....................................    7,016,362    30,663,531    10,792,798    49,192,272    16,923,642
                                                              ------------  ------------  ------------  ------------  ------------
      Total..................................................    8,401,371    43,168,743    14,681,937    59,444,974    19,433,351
                                                              ------------  ------------  ------------  ------------  ------------
   Net increase in net assets from Contractowners
      transactions...........................................   91,616,208    82,948,686   130,490,578   116,266,371    83,067,919
                                                              ------------  ------------  ------------  ------------  ------------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY
   EQUITABLE LIFE IN SEPARATE ACCOUNT NO. 49 (NOTE 5)........    2,990,649        (7,970)     (105,924)      (23,884)      (48,719)
                                                              ------------  ------------  ------------  ------------  ------------
INCREASE IN NET ASSETS.......................................   99,555,593   143,420,680   157,283,546   276,579,586   110,684,186
NET ASSETS BEGINNING OF PERIOD...............................        1,000   220,848,593    63,565,047   152,934,364    42,250,178
                                                              ------------  ------------  ------------  ------------  ------------
NET ASSETS END OF PERIOD..................................... $ 99,556,593  $364,269,273  $220,848,593  $429,513,950  $152,934,364
                                                              ============  ============  ============  ============  ============

----------------------
(a) Commenced operations on January 1, 1999.
See Notes to Financial Statements.

                                                                    MERRILL LYNCH
                                                                     BASIC VALUE             MERRILL LYNCH
                                                                       EQUITY               WORLD STRATEGY
                                                              ------------------------  ----------------------
                                                                 1999         1998         1999        1998
                                                              -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............................. $    75,382  $    89,750  $  (33,272) $  (16,245)
   Net realized gain (loss)..................................   4,636,804    1,689,548     104,458     (47,109)
   Change in unrealized appreciation (depreciation) of
      investments............................................   5,281,903       80,571   1,265,274     255,572
                                                              -----------  -----------  ----------  ----------
   Net increase (decrease) in net assets from operations.....   9,994,089    1,859,869   1,336,460     192,218
                                                              -----------  -----------  ----------  ----------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions..........................................  17,872,047   38,734,895     874,393   4,563,199
      Transfers from other Funds and Guaranteed Interest
        Rate Account (Note 1)................................  16,295,333    4,663,103     605,807     710,326
                                                              -----------  -----------  ----------  ----------
      Total..................................................  34,167,380   43,397,998   1,480,200   5,273,525
                                                              -----------  -----------  ----------  ----------
   Withdrawal and Transfers:
      Benefits and other policy transactions.................   2,232,474      524,761     188,357     157,552
      Withdrawal and administrative charges..................     159,289       54,926      17,492      10,898
      Transfers to other Funds and Guaranteed Interest Rate
        Account (Note 1).....................................   8,862,595    2,334,323   2,147,324     627,786
                                                              -----------  -----------  ----------  ----------
      Total..................................................  11,254,358    2,914,010   2,353,173     796,236
                                                              -----------  -----------  ----------  ----------
   Net increase in net assets from Contractowners
      transactions...........................................  22,913,022   40,483,988    (872,973)  4,477,289
                                                              -----------  -----------  ----------  ----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY
   EQUITABLE LIFE IN SEPARATE ACCOUNT NO. 49 (NOTE 5)........     (23,107)         636       1,188       8,271
                                                              -----------  -----------  ----------  ----------
INCREASE IN NET ASSETS.......................................  32,884,004   42,344,493     464,675   4,677,778
NET ASSETS BEGINNING OF PERIOD...............................  56,057,098   13,712,605   7,859,687   3,181,909
                                                              -----------  -----------  ----------  ----------
NET ASSETS END OF PERIOD..................................... $88,941,102  $56,057,098  $8,324,362  $7,859,687
                                                              ===========  ===========  ==========  ==========

----------------------
(a) Commenced operations on January 1, 1999.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                        MORGAN STANLEY                    EQ/PUTNAM
                                                                       EMERGING MARKETS                GROWTH & INCOME
                                                                            EQUITY                          VALUE
                                                                   --------------------------     ---------------------------
                                                                      1999           1998            1999           1998
                                                                   -----------    -----------     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................     $  (313,463)   $   (35,753)    $   (234,265)  $    211,417
   Net realized gain (loss)...................................       5,214,674     (2,128,521)      28,202,438      2,806,993
   Change in unrealized appreciation (depreciation) of
      investments.............................................      14,150,827        503,907      (41,313,608)    19,592,562
                                                                   -----------    -----------     ------------   ------------
   Net increase (decrease) in net assets from operations......      19,052,038     (1,660,367)     (13,345,435)    22,610,972
                                                                   -----------    -----------     ------------   ------------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions...........................................      14,035,413     11,589,726       85,094,500    192,282,349
      Transfers from other Funds and Guaranteed Interest
        Rate Account (Note 1).................................      50,350,791     12,891,618       61,505,347     38,949,363
                                                                   -----------    -----------     ------------   ------------
      Total...................................................      64,386,204     24,481,344      146,599,847    231,231,712
                                                                   -----------    -----------     ------------   ------------
   Withdrawal and Transfers:
      Benefits and other policy transactions..................       1,281,321         83,958       16,683,411      6,393,934
      Withdrawal and administrative charges...................          43,643          1,595          702,290        306,018
      Transfers to other Funds and Guaranteed Interest Rate
        Account (Note 1)......................................      39,928,673     11,162,025       57,866,662     17,366,879
                                                                   -----------    -----------     ------------   ------------
      Total...................................................      41,253,637     11,247,578       75,252,363     24,066,831
                                                                   -----------    -----------     ------------   ------------
   Net increase in net assets from Contractowners
      transactions............................................      23,132,567     13,233,766       71,347,484    207,164,881
                                                                   -----------    -----------     ------------   ------------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY
   EQUITABLE LIFE IN SEPARATE ACCOUNT NO. 49 (NOTE 5).........           7,965         25,995          (88,394)      (118,137)
                                                                   -----------    -----------     ------------   ------------
INCREASE IN NET ASSETS........................................      42,192,570     11,599,394       57,913,655    229,657,716
NET ASSETS BEGINNING OF PERIOD................................      11,599,394             --      327,780,133     98,122,417
                                                                   -----------    -----------     ------------   ------------
NET ASSETS END OF PERIOD......................................     $53,791,964    $11,599,394     $385,693,788   $327,780,133
                                                                   ===========    ===========     ============   ============

----------------------
See Notes to Financial Statements.


                                                                            EQ/PUTNAM                        EQ/PUTNAM
                                                                        INVESTORS GROWTH               INTERNATIONAL EQUITY
                                                                   ----------------------------     ----------------------------
                                                                      1999            1998             1999            1998
                                                                   ------------    ------------     ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................     $ (3,619,514)   $   (962,675)    $  2,474,048    $ (1,130,655)
   Net realized gain (loss)...................................        9,628,470       2,190,789       28,528,380       1,085,258
   Change in unrealized appreciation (depreciation) of
      investments.............................................       71,796,544      28,611,387       73,590,368      13,282,089
                                                                   ------------    ------------     ------------    ------------
   Net increase (decrease) in net assets from operations......       77,805,500      29,839,501      104,592,796      13,236,692
                                                                   ------------    ------------     ------------    ------------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions...........................................      102,736,985     102,305,888       43,207,481      72,938,890
      Transfers from other Funds and Guaranteed Interest
        Rate Account (Note 1).................................       75,842,146      22,084,671      292,181,884      29,843,626
                                                                   ------------    ------------     ------------    ------------
      Total...................................................      178,579,131     124,390,559      335,389,365     102,782,516
                                                                   ------------    ------------     ------------    ------------
   Withdrawal and Transfers:
      Benefits and other policy transactions..................       10,322,428       2,648,953        7,381,707       2,642,413
      Withdrawal and administrative charges...................          463,988         116,410          384,258         169,696
      Transfers to other Funds and Guaranteed Interest Rate
        Account (Note 1)......................................       36,570,274       9,084,232      277,423,930      21,216,559
                                                                   ------------    ------------     ------------    ------------
      Total...................................................       47,356,690      11,849,595      285,189,895      24,028,668
                                                                   ------------    ------------     ------------    ------------
   Net increase in net assets from Contractowners
      transactions............................................      131,222,441     112,540,964       50,199,470      78,753,848
                                                                   ------------    ------------     ------------    ------------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY
   EQUITABLE LIFE IN SEPARATE ACCOUNT NO. 49 (NOTE 5).........         (100,467)     (7,094,410)          (9,521)     (5,974,696)
                                                                   ------------    ------------     ------------    ------------
INCREASE IN NET ASSETS........................................      208,927,474     135,286,055      154,782,745      86,015,844
NET ASSETS BEGINNING OF PERIOD................................      174,975,188      39,689,133      143,678,431      57,662,587
                                                                   ------------    ------------     ------------    ------------
NET ASSETS END OF PERIOD......................................     $383,902,662    $174,975,188     $298,461,176    $143,678,431
                                                                   ============    ============     ============    ============

----------------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1.   General

     The Equitable Life Assurance Society of the United States (Equitable Life) Separate Account No. 49 (the "Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). The Account commenced operations on October 1, 1996. EQ Advisors Trust ("EQAT" or "Trust") commenced operations May 1, 1997. EQAT is an open-ended diversified management investment company that sells shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio has separate investment objectives.

     For periods prior to October 18, 1999, the Alliance Portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust ("HRT"). On October 18, 1999, a Substitution of new Portfolios of EQAT for the Portfolios of HRT was performed. At that time assets of each of the HRT Portfolios were transferred to the corresponding new Portfolios of EQAT. Class IA shares and Class IB shares of the HRT became Class IA shares and Class IB shares of EQAT. Effective September, 1999 AXA Advisors was sold by Equitable Life to an affiliated company.

     Prior to the Substitution, Alliance Capital Management L.P., an indirect majority-owned subsidiary of Equitable Life, managed HRT and was investment adviser for all of the HRT Portfolios. Subsequent to the substitution, Alliance continues as investment adviser for the Alliance portfolios (including EQ/Alliance Premier Growth).

     Effective September 1999, Equitable Life serves as investment manager of EQAT. As such Equitable Life oversees the activities of the investment advisors with respect to EQAT and is responsible for retaining or discontinuing the services of those advisors. Prior to September 1999, AXA Advisors, LLC (formerly EQ Financial Consultants, Inc.), a subsidiary of Equitable Life, served as investment manager to EQAT. Effective September 1999, AXA Advisors was sold by Equitable Life to an affiliated company.

     Variable annuity contracts are offered through Equitable Distributors, Inc. ("EDI"), a subsidiary of Equitable Life. As principal underwriter for variable annuity contracts EDI, is paid a fee. Equitable Life also earns fees under an investment management agreement with EQAT. Alliance earns fees under an investment advisory agreement with Equitable Life.

     The Account consists of 29 variable investment options:

     o  Alliance Money Market          o  EQ/Evergreen
     o  Alliance High Yield            o  EQ/Evergreen Foundation
     o  Alliance Common Stock          o  JPM Core Bond
     o  Alliance Aggressive Stock      o  Lazard Large Cap Value
     o  Alliance Small Cap Growth      o  Lazard Small Cap Value
     o  Alliance Global                o  MFS Growth with Income
     o  Alliance Growth Investors      o  MFS Research
     o  Alliance Equity Index          o  MFS Emerging Growth Companies
     o  EQ/Alliance Premier Growth     o  Merrill Lynch Basic Value Equity
     o  BT Equity 500 Index            o  Merrill Lynch World Strategy
     o  BT Small Company Index         o  Morgan Stanley Emerging Markets Equity
     o  BT International Equity Index  o  EQ Putnam Growth & Income Value
     o  Capital Guardian U.S. Equity   o  EQ/Putnam Investors Growth
     o  Capital Guardian Research      o  EQ/Putnam International Equity
     o  Capital Guardian International

     The assets in each variable investment option are invested in Class IB shares of a corresponding mutual fund portfolio of EQAT. Class IA and IB shares are offered by EQAT at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IB shares are also subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that EQAT, on behalf of each variable investment option, may charge annually up to 0.25% of the average daily net assets of an investment option attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. These fees are reflected in the net asset value of the shares.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

1.   General (Continued)

     The Account is used to fund benefits for variable annuities issued by Equitable Life including the Accumulator, Rollover IRA, Equitable Accumulator, Equitable Accumulator Select, Equitable Accumulator Plus and Equitable Accumulator Express deferred variable annuities, which combine the Portfolios in the Account with guaranteed fixed rate options. The Equitable Accumulator and Equitable Accumulator Select are offered with the same variable investment options for use as a nonqualified annuity ("NQ") for after-tax contributions only, an annuity that is an investment vehicle for certain qualified plans ("QP"), an individual retirement annuity ("IRA") or a tax-sheltered annuity ("TSA"). Equitable Accumulator Plus are offered with the same variable investment options for use as a NQ, QP and IRA. Equitable Accumulator Express are offered with the same variable investment options for use as a NQ or IRA. The Equitable Accumulator IRA, NQ, QP and TSA (including Equitable Accumulator Select IRA, NQ, QP and TSA and Equitable Accumulator Plus IRA, NQ and QP), collectively referred to as the Contracts, are offered under group and individual variable annuity forms.

     All Contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

     Contractowners may allocate amounts in their individual accounts to the variable investment options, and/or to the guaranteed interest account of Equitable Life's General Account, and/or to other Separate Accounts. The net assets of any variable investment option may not be less than the aggregate of the Contractowners' accounts allocated to that variable investment option. Additional assets are set aside in Equitable Life's General Account to provide for other policy benefits, as required under the state insurance law. Equitable Life's General Account is subject to creditor rights. Receivable/payable for policy-related transactions represent amounts due to/from the General Account predominately related to premiums, surrenders and death benefits.

2.   Significant Accounting Policies

     The accompanying financial statements are prepared in conformity with generally accepted accounting principles in the U.S. (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments are made in shares of EQAT and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by EQAT using the market or fair value of the underlying assets of the Portfolio less liabilities.

     Investment transactions in EQAT are recorded on the trade date. Dividends and capital gains are declared and distributed by the Trust at the end of each year and are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of EQAT shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on the Trust investment transactions.

     No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, Equitable Life retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

3.   Asset Charges

     Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, Equitable Life charges the account for the following charges:

                                                                                Asset-based
                                                           Mortality and       Administration        Distribution         Aggregate
                                                           Expense Risks           Charge               Charge             Charges
                                                           -------------       --------------        ------------         ---------
     Accumulator and Rollover IRA issued before
           May 1, 1997                                         0.90%               0.30%                  --                1.20%
     Equitable Accumulator issued after May 1, 1997            1.10%               0.25%                  --                1.35%
     Equitable Accumulator Select                              1.10%               0.25%                 0.25%              1.60%
     Equitable Accumulator Plus                                1.10%               0.25%                 0.25%              1.60%
     Equitable Accumulator Express                             0.70%               0.25%                  --                0.95%

     These charges may be retained in the Account by Equitable Life and to the extent retained, participate in the net results of the Trust ratably with assets attributable to the Contracts. Trust shares are valued at their net asset value with investment advisory or management fees, the 12b-1 fee, and direct operating expenses of the Trust, in effect, passed on to the Account and reflected in the accumulation unit values of the Contracts.

     Included in the Withdrawals and Administrative Charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value.

4.   Contributions, Transfers and Charges:

     Accumulation units issued and redeemed during the periods indicated were:

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                         ---------------------------------------
                                                                                                1999                1998
                                                                                         -------------------  ------------------
         ALLIANCE MONEY MARKET                                                                       (IN THOUSANDS)
         ---------------------
         Issued -     0.95% Unit value (e)...............................................          11                 --
                      1.20% Unit value...................................................         686                571
                      1.35% Unit value...................................................      15,862             11,284
                      1.60% Unit value...................................................      26,214                808
                      0% Unit value......................................................         937              3,611

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................        (655)              (601)
                      1.35% Unit value...................................................     (13,742)            (7,279)
                      1.60% Unit value...................................................     (20,758)              (459)
                      0% Unit value......................................................      (2,693)            (2,325)

         ALLIANCE HIGH YIELD
         -------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................          12                101
                      1.35% Unit value...................................................       2,311              4,121
                      1.60% Unit value...................................................         513                210

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................        (105)              (118)
                      1.35% Unit value...................................................      (1,784)              (856)
                      1.60% Unit value...................................................        (109)               (42)

         ---------------------------
         (a) Units were made available for sale on January 1, 1998.
         (b) Units were made available for sale on December 31, 1998.
         (c) Units were made available for sale on January 4, 1999.
         (d) Units were made available for sale on May 1, 1999.
         (e) Units were made available for sale on September 27, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

4.   Contributions, Transfers and Charges (Continued):

     Accumulation units issued and redeemed during the periods indicated were:

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                         ---------------------------------------
                                                                                                1999                1998
                                                                                         -------------------  ------------------
         ALLIANCE COMMON STOCK                                                                       (IN THOUSANDS)
         ---------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................          23                 41
                      1.35% Unit value...................................................       1,096              1,229
                      1.60% Unit value...................................................         250                 37

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................         (48)               (51)
                      1.35% Unit value...................................................        (294)              (121)
                      1.60% Unit value...................................................         (30)                (3)

         ALLIANCE AGGRESSIVE STOCK
         -------------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................          19                 35
                      1.35% Unit value...................................................         535                687
                      1.60% Unit value...................................................       1,922                 18

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................         (72)               (48)
                      1.35% Unit value...................................................        (311)              (128)
                      1.60% Unit value...................................................      (1,797)                (2)

         ALLIANCE SMALL CAP GROWTH
         -------------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................          17                 54
                      1.35% Unit value...................................................       4,083              4,498
                      1.60% Unit value...................................................       3,531                217

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................         (69)               (41)
                      1.35% Unit value...................................................      (3,272)              (918)
                      1.60% Unit value...................................................      (2,924)                (6)

         ALLIANCE GLOBAL
         ---------------
         Issued -     1.20% Unit value...................................................          34                 38

         Redeemed -   1.20% Unit value...................................................        (101)               (80)


         ---------------------------
         (a) Units were made available for sale on January 1, 1998.
         (b) Units were made available for sale on December 31, 1998.
         (c) Units were made available for sale on January 4, 1999.
         (d) Units were made available for sale on May 1, 1999.
         (e) Units were made available for sale on September 27, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

4.   Contributions, Transfers and Charges (Continued):

     Accumulation units issued and redeemed during the periods indicated were:

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                         ---------------------------------------
                                                                                                1999                1998
                                                                                         -------------------  ------------------
         ALLIANCE GROWTH INVESTORS                                                                   (IN THOUSANDS)
         -------------------------
         Issued -     1.20% Unit value...................................................          18                 65

         Redeemed -   1.20% Unit value...................................................         (76)              (109)

         EQ/ALLIANCE PREMIER GROWTH
         --------------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (d)...............................................          80                 --
                      1.35% Unit value (d)...............................................       9,349                 --
                      1.60% Unit value (d)...............................................       5,784                 --

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (d)...............................................          (1)                --
                      1.35% Unit value (d)...............................................        (735)                --
                      1.60% Unit value (d)...............................................        (154)                --

         BT EQUITY 500 INDEX
         -------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (a)...............................................         194                186
                      1.35% Unit value (a)...............................................      19,857             13,889
                      1.60% Unit value (a)...............................................       5,772              1,006

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (a)...............................................        (106)               (99)
                      1.35% Unit value (a)...............................................      (4,595)            (1,610)
                      1.60% Unit value (a)...............................................        (507)               (55)

         BT SMALL COMPANY INDEX
         ----------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (a)...............................................          29                 18
                      1.35% Unit value (a)...............................................       2,039              1,811
                      1.60% Unit value (a)...............................................       1,821                261

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (a)...............................................         (29)                --
                      1.35% Unit value (a)...............................................        (727)              (201)
                      1.60% Unit value (a)...............................................      (1,510)               (50)


         ---------------------------
         (a) Units were made available for sale on January 1, 1998.
         (b) Units were made available for sale on December 31, 1998.
         (c) Units were made available for sale on January 4, 1999.
         (d) Units were made available for sale on May 1, 1999.
         (e) Units were made available for sale on September 27, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

4.   Contributions, Transfers and Charges (Continued):

     Accumulation units issued and redeemed during the periods indicated were:

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                         ---------------------------------------
                                                                                                1999                1998
                                                                                         -------------------  ------------------
         BT INTERNATIONAL EQUITY INDEX                                                               (IN THOUSANDS)
         -----------------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (a)...............................................         106                  9
                      1.35% Unit value (a)...............................................       2,149              3,143
                      1.60% Unit value (a)...............................................       5,002                340

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (a)...............................................         (64)                --
                      1.35% Unit value (a)...............................................        (757)            (1,316)
                      1.60% Unit value (a)...............................................      (4,258)               (92)

         CAPITAL GUARDIAN U.S. EQUITY
         ----------------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (d)...............................................           7                 --
                      1.35% Unit value (d)...............................................       3,305                 --
                      1.60% Unit value (d)...............................................       2,485                 --

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (d)...............................................          --                 --
                      1.35% Unit value (d)...............................................        (398)                --
                      1.60% Unit value (d)...............................................         (49)                --

         CAPITAL GUARDIAN RESEARCH
         -------------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (d)...............................................           3                 --
                      1.35% Unit value (d)...............................................       1,038                 --
                      1.60% Unit value (d)...............................................       1,013                 --

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (d)...............................................          --                 --
                      1.35% Unit value (d)...............................................         (56)                --
                      1.60% Unit value (d)...............................................         (26)                --

         CAPITAL GUARDIAN INTERNATIONAL
         ------------------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (d)...............................................          15                 --
                      1.35% Unit value (d)...............................................       1,600                 --
                      1.60% Unit value (d)...............................................       2,036                 --


         ---------------------------
         (a) Units were made available for sale on January 1, 1998.
         (b) Units were made available for sale on December 31, 1998.
         (c) Units were made available for sale on January 4, 1999.
         (d) Units were made available for sale on May 1, 1999.
         (e) Units were made available for sale on September 27, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

4.   Contributions, Transfers and Charges (Continued):

     Accumulation units issued and redeemed during the periods indicated were:

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                         ---------------------------------------
                                                                                                1999                1998
                                                                                         -------------------  ------------------
         CAPITAL GUARDIAN INTERNATIONAL (CONTINUED)                                                 (IN THOUSANDS)
         -----------------------------------------
         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (d)...............................................          --                 --
                      1.35% Unit value (d)...............................................        (123)                --
                      1.60% Unit value (d)...............................................        (750)                --

         EQ/EVERGREEN
         ------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.35% Unit value (c)...............................................         100                 --
                      1.60% Unit value (c)...............................................           6                 --

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.35% Unit value (c)...............................................          (9)                --
                      1.60% Unit value (c)...............................................          --                 --

         EQ/EVERGREEN FOUNDATION
         -----------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.35% Unit value (c)...............................................         589                 --
                      1.60% Unit value (c)...............................................           6                 --

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.35% Unit value (c)...............................................         (79)                --
                      1.60% Unit value (c)...............................................          --                 --

         JPM CORE BOND
         -------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (a)...............................................          62                195
                      1.35% Unit value (a)...............................................       9,128             10,385
                      1.60% Unit value (a)...............................................       1,905                415

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (a)...............................................         (21)                97
                      1.35% Unit value (a)...............................................      (4,951)            (1,724)
                      1.60% Unit value (a)...............................................        (258)               (36)

         LAZARD LARGE CAP VALUE
         ----------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (a)...............................................          46                 38
                      1.35% Unit value (a)...............................................       5,593              6,181
                      1.60% Unit value (a)...............................................       1,453                328


         ---------------------------
         (a) Units were made available for sale on January 1, 1998.
         (b) Units were made available for sale on December 31, 1998.
         (c) Units were made available for sale on January 4, 1999.
         (d) Units were made available for sale on May 1, 1999.
         (e) Units were made available for sale on September 27, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

4.   Contributions, Transfers and Charges (Continued):

     Accumulation units issued and redeemed during the periods indicated were:

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                         ---------------------------------------
                                                                                                1999                1998
                                                                                         -------------------  ------------------
         LAZARD LARGE CAP VALUE (CONTINUED)                                                          (IN THOUSANDS)
         ----------------------------------
         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (a)...............................................         (22)               (16)
                      1.35% Unit value (a)...............................................      (1,861)              (485)
                      1.60% Unit value (a)...............................................        (236)               (13)

         LAZARD SMALL CAP VALUE
         ----------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (a)...............................................          52                 26
                      1.35% Unit value (a)...............................................       4,298              5,356
                      1.60% Unit value (a)...............................................         851                359

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (a)...............................................         (58)                --
                      1.35% Unit value (a)...............................................      (2,257)              (623)
                      1.60% Unit value (a)...............................................        (207)               (15)

         MFS GROWTH WITH INCOME
         ----------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (c)...............................................          36                 --
                      1.35% Unit value (c)...............................................       6,901                 --
                      1.60% Unit value (c)...............................................       2,970                 --

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (c)...............................................          (5)                --
                      1.35% Unit value (c)...............................................        (868)                --
                      1.60% Unit value (c)...............................................         (64)                --

         MFS RESEARCH
         ------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................          57                154
                      1.35% Unit value...................................................       7,161             10,852
                      1.60% Unit value...................................................       1,495                425

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................         (81)               (61)
                      1.35% Unit value...................................................      (2,823)            (1,196)
                      1.60% Unit value...................................................        (180)               (16)


         ---------------------------
         (a) Units were made available for sale on January 1, 1998.
         (b) Units were made available for sale on December 31, 1998.
         (c) Units were made available for sale on January 4, 1999.
         (d) Units were made available for sale on May 1, 1999.
         (e) Units were made available for sale on September 27, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

4.   Contributions, Transfers and Charges (Continued):

     Accumulation units issued and redeemed during the periods indicated were:

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                         ---------------------------------------
                                                                                                1999                1998
                                                                                         -------------------  ------------------
         MFS EMERGING GROWTH COMPANIES                                                               (IN THOUSANDS)
         -----------------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................         220                157
                      1.35% Unit value...................................................       7,480              7,142
                      1.60% Unit value...................................................       1,757                231

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................        (169)              (130)
                      1.35% Unit value...................................................      (2,926)            (1,352)
                      1.60% Unit value...................................................        (277)               (33)

         MERRILL LYNCH BASIC VALUE EQUITY
         --------------------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.35% Unit value...................................................       2,201              3,462
                      1.60% Unit value...................................................         174                 --

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.35% Unit value...................................................        (824)              (255)
                      1.60% Unit value...................................................          (1)                --

         MERRILL LYNCH WORLD STRATEGY
         ----------------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.35% Unit value...................................................         115                491
                      1.60% Unit value...................................................          19                 --

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.35% Unit value...................................................        (217)               (80)
                      1.60% Unit value...................................................          --                 --

         MORGAN STANLEY EMERGING MARKET EQUITY
         -------------------------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (a)...............................................          94                 16
                      1.35% Unit value (a)...............................................       6,068              3,821
                      1.60% Unit value (a)...............................................       2,680                321

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value (a)...............................................         (58)                --
                      1.35% Unit value (a)...............................................      (4,014)            (2,016)
                      1.60% Unit value (a)...............................................      (1,921)              (118)


         ---------------------------
         (a) Units were made available for sale on January 1, 1998.
         (b) Units were made available for sale on December 31, 1998.
         (c) Units were made available for sale on January 4, 1999.
         (d) Units were made available for sale on May 1, 1999.
         (e) Units were made available for sale on September 27, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

4.   Contributions, Transfers and Charges (Continued):

     Accumulation units issued and redeemed during the periods indicated were:

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                         ---------------------------------------
                                                                                                1999                1998
                                                                                         -------------------  ------------------
         EQ/PUTNAM GROWTH & INCOME VALUE                                                             (IN THOUSANDS)
         -------------------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................         134                206
                      1.35% Unit value...................................................      10,631             18,293
                      1.60% Unit value...................................................         603                738

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................        (217)               (83)
                      1.35% Unit value...................................................      (5,452)            (2,063)
                      1.60% Unit value...................................................        (339)               (41)

         EQ/PUTNAM INVESTORS GROWTH
         --------------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................         178                 88
                      1.35% Unit value...................................................       9,638              8,371
                      1.60% Unit value...................................................         482                292

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................         (93)               (52)
                      1.35% Unit value...................................................      (2,556)              (880)
                      1.60% Unit value...................................................        (188)               (10)

         EQ/PUTNAM INTERNATIONAL EQUITY
         ------------------------------
         Issued -     0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................         139                 77
                      1.35% Unit value...................................................       9,349              7,888
                      1.60% Unit value...................................................      13,767                547

         Redeemed -   0.95% Unit value (e)...............................................          --                 --
                      1.20% Unit value...................................................        (130)               (74)
                      1.35% Unit value...................................................      (6,173)            (1,890)
                      1.60% Unit value...................................................     (13,418)              (129)


         ---------------------------
         (a) Units were made available for sale on January 1, 1998.
         (b) Units were made available for sale on December 31, 1998.
         (c) Units were made available for sale on January 4, 1999.
         (d) Units were made available for sale on May 1, 1999.
         (e) Units were made available for sale on September 27, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

5.   Amounts retained by Equitable Life in Separate Account No. 49

     The amount retained by Equitable Life in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and Asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges.

     Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

     The following table shows the contributions (withdrawals) in net amounts retained by Equitable Life by investment fund:

                                                                     YEARS ENDED DECEMBER 31,
                                                               --------------------------------------
                          INVESTMENT FUND                          1999                       1998
                          ---------------                      ------------              ------------
     Alliance Money Market................................     $(2,860,935)              $(1,183,691)
     Alliance High Yield..................................      (2,061,967)               (1,528,340)
     Alliance Common Stock................................      (8,063,693)               (3,823,234)
     Alliance Aggressive Stock............................      (1,283,639)                 (983,127)
     Alliance Small Cap Growth............................      (1,087,838)                 (792,824)
     Alliance Global......................................        (169,262)                 (225,129)
     Alliance Growth Investors............................        (255,452)                 (336,002)
     Alliance Equity Index................................              (2)                       --
     EQ/Alliance Premier Growth(b)........................       1,510,399                        --
     BT Equity 500 Index..................................      (4,641,629)               (1,331,361)
     BT Small Company Index...............................      (4,978,663)                9,933,857
     BT International Equity Index........................      (6,529,762)               14,902,319
     Capital Guardian U.S. Equity(b)......................       3,265,661                        --
     Capital Guardian Research(b).........................       3,305,423                        --
     Capital Guardian International(b)....................       3,232,008                        --
     EQ/Evergreen(a)......................................         969,914                     1,000
     EQ/Evergreen Foundation(a)...........................         940,250                     1,000
     JPM Core Bond .......................................      (6,750,279)                4,150,198
     Lazard Large Cap Value...............................      (4,407,638)                2,234,287
     Lazard Small Cap Value...............................      (4,288,024)                4,310,749
     MFS Growth with Income(a)............................       2,481,980                     1,000
     MFS Research.........................................      (3,741,923)               (1,751,938)
     MFS Emerging Growth Companies........................      (3,063,255)               (1,150,981)
     Merrill Lynch Basic Value Equity.....................        (995,717)                 (433,013)
     Merrill Lynch World Strategy.........................         (97,527)                  (64,920)
     Morgan Stanley Emerging Markets Equity...............        (305,499)                  (48,664)
     EQ/Putnam Growth & Income Value......................      (5,285,431)               (2,678,339)
     EQ/Putnam Investors Growth...........................      (3,745,839)               (8,168,474)
     EQ/Putnam International Equity.......................      (2,651,496)               (7,148,298)

     ---------------------
     (a)Commenced operations on January 1, 1999.
     (b)Commenced operations on May 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

6.   Accumulation Unit Values

     Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                                              YEARS ENDED DECEMBER 31,
                                                          ----------------------------------------------------------
                                                              1999          1998          1997             1996
                                                          -----------   ------------  -------------  ---------------
ALLIANCE MONEY MARKET
---------------------
0.95% Unit value, beginning of period (g)...............     $28.53            --             --              --
0.95% Unit value, end of period (g).....................     $28.85            --             --              --
1.20% Unit value, beginning of period...................     $26.62        $25.64         $24.68          $24.43
1.20% Unit value, end of period.........................     $27.54        $26.62         $25.64          $24.68
1.35% Unit value, beginning of period (a)...............     $25.92        $25.00         $24.38              --
1.35% Unit value, end of period (a).....................     $26.78        $25.92         $25.00              --
1.60% Unit value, beginning of period (b)...............     $24.80        $23.98         $23.78              --
1.60% Unit value, end of period (b).....................     $25.55        $24.80         $23.98              --
0% Unit value, beginning of period (a)..................     $32.86        $31.27         $30.21              --
0% Unit value, end of period (a)........................     $34.41        $32.86         $31.27              --

Number of units outstanding, end of period (000's)
   0.95%................................................         11            --             --              --
   1.20%................................................        360           329            359             127
   1.35%................................................      7,278         5,158          1,153              --
   1.60%................................................      5,805           349             --              --
   0%...................................................        477         2,233            947              --

ALLIANCE HIGH YIELD
-------------------
0.95% Unit value, beginning of period (g)...............     $28.12            --             --              --
0.95% Unit value, end of period (g).....................     $28.03            --             --              --
1.20% Unit value, beginning of period...................     $28.48        $30.46         $26.09          $25.33
1.20% Unit value, end of period.........................     $27.13        $28.48         $30.46          $26.09
1.35% Unit value, beginning of period (a)...............     $27.96        $29.96         $26.35              --
1.35% Unit value, end of period (a).....................     $26.59        $27.96         $29.96              --
1.60% Unit value, beginning of period (b)...............     $27.12        $29.13         $28.79              --
1.60% Unit value, end of period (b).....................     $25.73        $27.12         $29.13              --

Number of units outstanding, end of period (000's)
   0.95%................................................         --            --             --              --
   1.20%................................................        329           422            439              24
   1.35%................................................      5,048         4,521          1,256              --
   1.60%................................................        574           170              2              --

----------------------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on October 1, 1997.
(c) Units were made available for sale on January 1, 1998.
(d) Units were made available for sale on December 31, 1998.
(e) Units were made available for sale on January 4, 1999.
(f) Units were made available for sale on May 1, 1999.
(g) Units were made available for sale on September 27, 1999.


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

6.    Accumulation Unit Values (Continued)

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                                                    YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                   1999            1998             1997              1996
                                                              ------------     -------------    ------------    ---------------
ALLIANCE COMMON STOCK
---------------------
0.95% Unit value, beginning of period (g)................        $273.23              --                --               --
0.95% Unit value, end of period (g)......................        $321.89              --                --               --
1.20% Unit value, beginning of period....................        $245.58         $192.60           $151.23          $139.82
1.20% Unit value, end of period..........................        $303.01         $245.58           $192.60          $151.23
1.35% Unit value, beginning of period (a)................        $237.18         $186.29           $146.89               --
1.35% Unit value, end of period (a)......................        $292.20         $237.18           $186.29               --
1.60% Unit value, beginning of period (b)................        $223.79         $176.22           $172.77               --
1.60% Unit value, end of period (b)......................        $275.01         $223.79           $176.22               --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --              --                --               --
   1.20%.................................................            205             230               240                8
   1.35%.................................................          2,344           1,542               434               --
   1.60%.................................................            255              35                 1               --

ALLIANCE AGGRESSIVE STOCK
-------------------------
0.95% Unit value, beginning of period (g) ...............         $69.85              --                --               --
0.95% Unit value, end of period (g) .....................         $85.83              --                --               --
1.20% Unit value, beginning of period....................         $70.74          $71.57            $65.53           $64.24
1.20% Unit value, end of period..........................         $82.86          $70.74            $71.57           $65.53
1.35% Unit value, beginning of period (a)................         $69.37          $70.28            $61.42               --
1.35% Unit value, end of period (a)......................         $81.12          $69.37            $70.28               --
1.60% Unit value, beginning of period (b)................         $67.13          $68.19            $75.44               --
1.60% Unit value, end of period (b)......................         $78.30          $67.13            $68.19               --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --              --                --               --
   1.20%.................................................            213             266               279                9
   1.35%.................................................          1,163             939               380               --
   1.60%.................................................            141              16                --               --

----------------------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on October 1, 1997.
(c) Units were made available for sale on January 1, 1998.
(d) Units were made available for sale on December 31, 1998.
(e) Units were made available for sale on January 4, 1999.
(f) Units were made available for sale on May 1, 1999.
(g) Units were made available for sale on September 27, 1999.

                                      A-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

6.    Accumulation Unit Values (Continued)

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                                                    YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                   1999            1998            1997              1996
                                                              ------------     ------------    ------------    ---------------
ALLIANCE SMALL CAP GROWTH
-------------------------
0.95% Unit value, beginning of period (g) ...............         $11.50              --               --                --
0.95% Unit value, end of period (g) .....................         $15.04              --               --                --
1.20% Unit value, beginning of period (a)................         $11.85          $12.55           $10.00                --
1.20% Unit value, end of period (a)......................         $14.94          $11.85           $12.55                --
1.35% Unit value, beginning of period (a)................         $11.82          $12.54           $10.00                --
1.35% Unit value, end of period (a)......................         $14.88          $11.82           $12.54                --
1.60% Unit value, beginning of period (b)................         $11.77          $12.52           $13.22                --
1.60% Unit value, end of period (b)......................         $14.78          $11.77           $12.52                --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --              --               --               --
   1.20%.................................................             50             102               89               --
   1.35%.................................................          6,912           6,101            2,521               --
   1.60%.................................................            818             211               --               --

ALLIANCE GLOBAL
---------------
1.20% Unit value, beginning of period....................         $33.15          $27.61           $25.12           $26.00
1.20% Unit value, end of period..........................         $45.25          $33.15           $27.61           $25.12

Number of units outstanding, end of period (000's)
   1.20%.................................................            355             422              464                9

ALLIANCE GROWTH INVESTORS
-------------------------
1.20% Unit value, beginning of period....................         $35.33          $30.09           $26.15           $25.06
1.20% Unit value, end of period..........................         $44.08          $35.33           $30.09           $26.15

Number of units outstanding, end of period (000's)
   1.20%.................................................            496             554              598               16

ALLIANCE EQUITY INDEX
---------------------
1.35% Unit value, beginning of period (a)................         $26.73          $21.21           $17.51                --
1.35% Unit value, end of period (a)......................         $31.67          $26.73           $21.21                --

Number of units outstanding, end of period (000's)
   1.35%.................................................             --              --               --               --

----------------------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on October 1, 1997.
(c) Units were made available for sale on January 1, 1998.
(d) Units were made available for sale on December 31, 1998.
(e) Units were made available for sale on January 4, 1999.
(f) Units were made available for sale on May 1, 1999.
(g) Units were made available for sale on September 27, 1999.


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

6.    Accumulation Unit Values (Continued)

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                                                    YEARS ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                   1999            1998             1997               1996
                                                              ------------     -------------    -------------    ---------------
EQ/ALLIANCE PREMIER GROWTH
--------------------------
0.95% Unit value, beginning of period (g) ...............         $ 9.86              --                --                --
0.95% Unit value, end of period (g) .....................         $11.82              --                --                --
1.20% Unit value, beginning of period (f)................         $10.00              --                --                --
1.20% Unit value, end of period (f)......................         $11.80              --                --                --
1.35% Unit value, beginning of period (f)................         $10.00              --                --                --
1.35% Unit value, end of period (f)......................         $11.79              --                --                --
1.60% Unit value, beginning of period (f)................         $10.00              --                --                --
1.60% Unit value, end of period (f)......................         $11.77              --                --                --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --              --                --                --
   1.20%.................................................             79              --                --                --
   1.35%.................................................          8,614              --                --                --
   1.60%.................................................          5,630              --                --                --

BT EQUITY 500 INDEX
-------------------
0.95% Unit value, beginning of period (g) ...............         $12.92              --                --                --
0.95% Unit value, end of period (g) .....................         $14.77              --                --                --
1.20% Unit value, beginning of period (c)................         $12.36          $10.00            $10.00                --
1.20% Unit value, end of period (c)......................         $14.69          $12.36            $10.00                --
1.35% Unit value, beginning of period (c)................         $12.34          $10.00            $10.00                --
1.35% Unit value, end of period (c)......................         $14.65          $12.34            $10.00                --
1.60% Unit value, beginning of period (c)................         $12.31          $10.00            $10.00                --
1.60% Unit value, end of period (c)......................         $14.58          $12.31            $10.00                --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --              --                --                --
   1.20%.................................................            175              87                --                --
   1.35%.................................................         27,541          12,279                --                --
   1.60%.................................................          6,216             951                --                --

----------------------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on October 1, 1997.
(c) Units were made available for sale on January 1, 1998.
(d) Units were made available for sale on December 31, 1998.
(e) Units were made available for sale on January 4, 1999.
(f) Units were made available for sale on May 1, 1999.
(g) Units were made available for sale on September 27, 1999.


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
6.    Accumulation Unit Values (Continued)

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                                                          YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                   1999            1998           1997              1996
                                                              -------------     ----------    ------------    ---------------
BT SMALL COMPANY INDEX
----------------------
0.95% Unit value, beginning of period (g)................         $ 9.67              --              --               --
0.95% Unit value, end of period (g)......................         $11.57              --              --               --
1.20% Unit value, beginning of period (c)................         $ 9.65          $10.00          $10.00               --
1.20% Unit value, end of period (c)......................         $11.51          $ 9.65          $10.00               --
1.35% Unit value, beginning of period (c)................         $ 9.64          $10.00          $10.00               --
1.35% Unit value, end of period (c)......................         $11.48          $ 9.64          $10.00               --
1.60% Unit value, beginning of period (c)................         $ 9.61          $10.00          $10.00               --
1.60% Unit value, end of period (c)......................         $11.42          $ 9.61          $10.00               --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --              --              --               --
   1.20%.................................................             18              18              --               --
   1.35%.................................................          2,922           1,610              --               --
   1.60%.................................................            522             211              --               --

BT INTERNATIONAL EQUITY INDEX
-----------------------------
0.95% Unit value, beginning of period (g)................         $12.60              --              --               --
0.95% Unit value, end of period (g)......................         $15.02              --              --               --
1.20% Unit value, beginning of period (c)................         $11.87          $10.00          $10.00               --
1.20% Unit value, end of period (c)......................         $14.94          $11.87          $10.00               --
1.35% Unit value, beginning of period (c)................         $11.85          $10.00          $10.00               --
1.35% Unit value, end of period (c)......................         $14.90          $11.85          $10.00               --
1.60% Unit value, beginning of period (c)................         $11.82          $10.00          $10.00               --
1.60% Unit value, end of period (c)......................         $14.82          $11.82          $10.00               --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --              --              --               --
   1.20%.................................................             51               9              --               --
   1.35%.................................................          3,219           1,827              --               --
   1.60%.................................................            992             248              --               --

----------------------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on October 1, 1997.
(c) Units were made available for sale on January 1, 1998.
(d) Units were made available for sale on December 31, 1998.
(e) Units were made available for sale on January 4, 1999.
(f) Units were made available for sale on May 1, 1999.
(g) Units were made available for sale on September 27, 1999.


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

6.    Accumulation Unit Values (Continued)

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                                                          YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                   1999             1998            1997             1996
                                                              -------------     ------------    ------------    --------------
CAPITAL GUARDIAN U.S. EQUITY
----------------------------
0.95% Unit value, beginning of period (g)................         $ 9.58               --             --              --
0.95% Unit value, end of period (g)......................         $10.31               --             --              --
1.20% Unit value, beginning of period (f)................         $10.00               --             --              --
1.20% Unit value, end of period (f)......................         $10.29               --             --              --
1.35% Unit value, beginning of period (f)................         $10.00               --             --              --
1.35% Unit value, end of period (f)......................         $10.28               --             --              --
1.60% Unit value, beginning of period (f)................         $10.00               --             --              --
1.60% Unit value, end of period (f)......................         $10.26               --             --              --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --               --             --              --
   1.20%.................................................              7               --             --              --
   1.35%.................................................          2,907               --             --              --
   1.60%.................................................          2,436               --             --              --

CAPITAL GUARDIAN RESEARCH
-------------------------
0.95% Unit value, beginning of period (g) ...............          $9.53               --             --              --
0.95% Unit value, end of period (g) .....................         $10.64               --             --              --
1.20% Unit value, beginning of period (f)................         $10.00               --             --              --
1.20% Unit value, end of period (f)......................         $10.62               --             --              --
1.35% Unit value, beginning of period (f)................         $10.00               --             --              --
1.35% Unit value, end of period (f)......................         $10.61               --             --              --
1.60% Unit value, beginning of period (f)................         $10.00               --             --              --
1.60% Unit value, end of period (f)......................         $10.60               --             --              --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --               --             --              --
   1.20%.................................................              3               --             --              --
   1.35%.................................................            982               --             --              --
   1.60%.................................................            987               --             --              --

----------------------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on October 1, 1997.
(c) Units were made available for sale on January 1, 1998.
(d) Units were made available for sale on December 31, 1998.
(e) Units were made available for sale on January 4, 1999.
(f) Units were made available for sale on May 1, 1999.
(g) Units were made available for sale on September 27, 1999.


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

6.    Accumulation Unit Values (Continued)

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                                                   YEARS ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                   1999           1998           1997            1996
                                                              ------------     ----------    ------------    -------------
CAPITAL GUARDIAN INTERNATIONAL
------------------------------
0.95% Unit value, beginning of period (g) ...............         $10.85             --           --               --
0.95% Unit value, end of period (g) .....................         $14.00             --           --               --
1.20% Unit value, beginning of period (f)................         $10.00             --           --               --
1.20% Unit value, end of period (f)......................         $13.97             --           --               --
1.35% Unit value, beginning of period (f)................         $10.00             --           --               --
1.35% Unit value, end of period (f)......................         $13.96             --           --               --
1.60% Unit value, beginning of period (f)................         $10.00             --           --               --
1.60% Unit value, end of period (f)......................         $13.93             --           --               --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --             --           --               --
   1.20%.................................................             15             --           --               --
   1.35%.................................................          1,477             --           --               --
   1.60%.................................................          1,286             --           --               --

EQ/EVERGREEN
----------------
0.95% Unit value, beginning of period (g) ...............          $9.68             --           --               --
0.95% Unit value, end of period (g) .....................         $10.87             --           --               --
1.35% Unit value, beginning of period (e)................         $10.00          10.00           --               --
1.35% Unit value, end of period (e)......................         $10.82          10.00           --               --
1.60% Unit value, beginning of period (e)................         $10.00          10.00           --               --
1.60% Unit value, end of period (e)......................         $10.80          10.00           --               --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --             --           --               --
   1.35%.................................................             91             --           --               --
   1.60%.................................................              6             --           --               --

----------------------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on October 1, 1997.
(c) Units were made available for sale on January 1, 1998.
(d) Units were made available for sale on December 31, 1998.
(e) Units were made available for sale on January 4, 1999.
(f) Units were made available for sale on May 1, 1999.
(g) Units were made available for sale on September 27, 1999.


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

6.    Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                                                    YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
                                                                   1999            1998            1997           1996
                                                              ------------     ------------    ------------    ------------
EQ/EVERGREEN FOUNDATION
-----------------------
0.95% Unit value, beginning of period (g) ................         $9.64              --               --           --
0.95% Unit value, end of period (g) ......................        $10.63              --               --           --
1.35% Unit value, beginning of period (e).................        $10.00          $10.00               --           --
1.35% Unit value, end of period (e).......................        $10.59          $10.00               --           --
1.60% Unit value, beginning of period (e).................        $10.00          $10.00               --           --
1.60% Unit value, end of period (e).......................        $10.56          $10.00               --           --

Number of units outstanding, end of period (000's)
   0.95%..................................................            --              --               --           --
   1.35%..................................................           510              --               --           --
   1.60%..................................................             6              --               --           --

JPM CORE BOND
-------------
0.95% Unit value, beginning of period (g) ................        $10.58              --               --           --
0.95% Unit value, end of period (g) ......................        $10.53              --               --           --
1.20% Unit value, beginning of period (c) ................        $10.77          $10.00           $10.00           --
1.20% Unit value, end of period (c) ......................        $10.47          $10.77           $10.00           --
1.35% Unit value, beginning of period (c) ................        $10.76          $10.00           $10.00           --
1.35% Unit value, end of period (c) ......................        $10.44          $10.76           $10.00           --
1.60% Unit value, beginning of period (c) ................        $10.73          $10.00           $10.00           --
1.60% Unit value, end of period (c) ......................        $10.39          $10.73           $10.00           --

Number of units outstanding, end of period (000's)
   0.95%..................................................            --              --               --           --
   1.20%..................................................           139              98               --           --
   1.35%..................................................        12,838           8,661               --           --
   1.60%..................................................         2,026             379               --           --

----------------------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on October 1, 1997.
(c) Units were made available for sale on January 1, 1998.
(d) Units were made available for sale on December 31, 1998.
(e) Units were made available for sale on January 4, 1999.
(f) Units were made available for sale on May 1, 1999.
(g) Units were made available for sale on September 27, 1999.


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

6.    Accumulation Unit Values (Continued)

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                                                    YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                   1999            1998            1997              1996
                                                              ------------     ------------    ------------    ---------------
LAZARD LARGE CAP VALUE
----------------------
0.95% Unit value, beginning of period (g)................         $11.76              --               --              --
0.95% Unit value, end of period (g)......................         $12.20              --               --              --
1.20% Unit value, beginning of period (c) ...............         $11.86          $10.00           $10.00              --
1.20% Unit value, end of period (c)......................         $12.13          $11.86           $10.00              --
1.35% Unit value, beginning of period (c)................         $11.84          $10.00           $10.00              --
1.35% Unit value, end of period (c)......................         $12.10          $11.84           $10.00              --
1.60% Unit value, beginning of period (c)................         $11.81          $10.00           $10.00              --
1.60% Unit value, end of period (c)......................         $12.04          $11.81           $10.00              --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --              --               --              --
   1.20%.................................................             46              22               --              --
   1.35%.................................................          9,428           5,696               --              --
   1.60%.................................................          1,532             315               --              --

LAZARD SMALL CAP VALUE
----------------------
0.95% Unit value, beginning of period (g) ...............          $9.08              --               --              --
0.95% Unit value, end of period (g) .....................          $9.28              --               --              --
1.20% Unit value, beginning of period (c)................          $9.18          $10.00           $10.00              --
1.20% Unit value, end of period (c)......................          $9.23           $9.18           $10.00              --
1.35% Unit value, beginning of period (c)................          $9.17          $10.00           $10.00              --
1.35% Unit value, end of period (c)......................          $9.20           $9.17           $10.00              --
1.60% Unit value, beginning of period (c)................          $9.14          $10.00           $10.00              --
1.60% Unit value, end of period (c)......................          $9.15           $9.14           $10.00              --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --              --               --              --
   1.20%.................................................             20              26               --              --
   1.35%.................................................          6,774           4,733               --              --
   1.60%.................................................            988             344               --              --

----------------------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on October 1, 1997.
(c) Units were made available for sale on January 1, 1998.
(d) Units were made available for sale on December 31, 1998.
(e) Units were made available for sale on January 4, 1999.
(f) Units were made available for sale on May 1, 1999.
(g) Units were made available for sale on September 27, 1999.


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

6.    Accumulation Unit Values (Continued)

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                                                   YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
                                                                   1999           1998           1997             1996
                                                              ------------     ----------    ------------    --------------
MFS GROWTH WITH INCOME
----------------------
0.95% Unit value, beginning of period (g) ...............          $9.75             --              --              --
0.95% Unit value, end of period (g) .....................         $10.77             --              --              --
1.20% Unit value, beginning of period (e)................         $10.00         $10.00              --              --
1.20% Unit value, end of period (e)......................         $10.74         $10.00              --              --
1.35% Unit value, beginning of period (e)................         $10.00         $10.00              --              --
1.35% Unit value, end of period (e)......................         $10.72         $10.00              --              --
1.60% Unit value, beginning of period (e)................         $10.00         $10.00              --              --
1.60% Unit value, end of period (e)......................         $10.70         $10.00              --              --

Number of units outstanding, end of period (000's)
 0.95%...................................................             --             --              --              --
 1.20%...................................................             31             --              --              --
 1.35%...................................................          6,033             --              --              --
 1.60%...................................................          2,906             --              --              --

MFS RESEARCH
------------
0.95% Unit value, beginning of period (g) ...............         $14.40             --              --              --
0.95% Unit value, end of period (g) .....................         $17.29             --              --              --
1.20% Unit value, beginning of period (a)................         $14.12         $11.51          $10.00              --
1.20% Unit value, end of period (a)......................         $17.17         $14.12          $11.51              --
1.35% Unit value, beginning of period (a)................         $14.08         $11.50          $10.00              --
1.35% Unit value, end of period (a)......................         $17.10         $14.08          $11.50              --
1.60% Unit value, beginning of period (b)................         $14.02         $11.48          $11.77              --
1.60% Unit value, end of period (b)......................         $16.99         $14.02          $11.48              --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --             --              --              --
   1.20%.................................................            332            356             263              --
   1.35%.................................................         19,251         14,913           5,257              --
   1.60%.................................................          1,725            410               1              --

----------------------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on October 1, 1997.
(c) Units were made available for sale on January 1, 1998.
(d) Units were made available for sale on December 31, 1998.
(e) Units were made available for sale on January 4, 1999.
(f) Units were made available for sale on May 1, 1999.
(g) Units were made available for sale on September 27, 1999.


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

6.    Accumulation Unit Values (Continued)

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                                                 YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                  1999          1998           1997            1996
                                                              ----------     ----------    ------------    -------------
MFS EMERGING GROWTH COMPANIES
-----------------------------
0.95% Unit value, beginning of period (g)................        $18.30            --              --             --
0.95% Unit value, end of period (g)......................        $27.88            --              --             --
1.20% Unit value, beginning of period (a)................        $16.14        $12.14          $10.00             --
1.20% Unit value, end of period (a)......................        $27.70        $16.14          $12.14             --
1.35% Unit value, beginning of period (a)................        $16.10        $12.13          $10.00             --
1.35% Unit value, end of period (a)......................        $27.59        $16.10          $12.13             --
1.60% Unit value, beginning of period (b)................        $16.03        $12.11          $12.60             --
1.60% Unit value, end of period (b)......................        $27.40        $16.03          $12.11             --

Number of units outstanding, end of period (000's)
   0.95%.................................................            --            --              --             --
   1.20%.................................................           227           176             149             --
   1.35%.................................................        13,671         9,117           3,327             --
   1.60%.................................................         1,680           200               2             --

MERRILL LYNCH BASIC VALUE EQUITY
-------------------------------
1.35% Unit value, beginning of period (a)................        $12.76        $11.60           $9.99             --
1.35% Unit value, end of period (a)......................        $14.98        $12.76          $11.60             --
1.60% Unit value, beginning of period (b)................        $12.71        $11.58          $12.15             --
1.60% Unit value, end of period (b)......................        $14.88        $12.71          $11.58             --

Number of units outstanding, end of period (000's)
   0.95%.................................................            --            --              --             --
   1.35%.................................................         5,766         4,389           1,182             --
   1.60%.................................................           173            --              --             --

MERRILL LYNCH WORLD STRATEGY
----------------------------
1.35% Unit value, beginning of period (a)................        $10.94        $10.38          $10.00             --
1.35% Unit value, end of period (a)......................        $13.09        $10.94          $10.38             --
1.60% Unit value, beginning of period (b)................        $10.89        $10.36          $11.13             --
1.60% Unit value, end of period (b)......................        $13.00        $10.89          $10.36             --

Number of units outstanding, end of period (000's)
   0.95%.................................................            --            --              --             --
   1.35%.................................................           615           717             306             --
   1.60%.................................................            19            --              --             --

----------------------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on October 1, 1997.
(c) Units were made available for sale on January 1, 1998.
(d) Units were made available for sale on December 31, 1998.
(e) Units were made available for sale on January 4, 1999.
(f) Units were made available for sale on May 1, 1999.
(g) Units were made available for sale on September 27, 1999.


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999

6.    Accumulation Unit Values (Continued)

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                                                   YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
                                                                  1999            1998            1997            1996
                                                              -----------     ------------    ------------    -------------
MORGAN STANLEY EMERGING MARKETS EQUITY
--------------------------------------
0.95% Unit value, beginning of period (g) ...............         $7.54              --               --              --
0.95% Unit value, end of period (g) .....................        $11.15              --               --              --
1.20% Unit value, beginning of period (c) ...............         $5.73           $7.95            $7.95              --
1.20% Unit value, end of period (c)......................        $11.08           $5.73            $7.95              --
1.35% Unit value, beginning of period (c)................         $5.72           $7.94            $7.94              --
1.35% Unit value, end of period (c)......................        $11.04           $5.72            $7.94              --
1.60% Unit value, beginning of period (c)................         $5.70           $7.93            $7.93              --
1.60% Unit value, end of period (c)......................        $10.97           $5.70            $7.93              --

Number of units outstanding, end of period (000's)
   0.95%.................................................            --              --               --              --
   1.20%.................................................            52              16               --              --
   1.35%.................................................         3,859           1,805               --              --
   1.60%.................................................           962             203               --              --

EQ/PUTNAM GROWTH & INCOME VALUE
-------------------------------
0.95% Unit value, beginning of period (g) ...............        $12.40              --               --              --
0.95% Unit value, end of period (g) .....................        $12.61              --               --              --
1.20% Unit value, beginning of period (a)................        $12.85          $11.53           $10.00              --
1.20% Unit value, end of period (a)......................        $12.52          $12.85           $11.53              --
1.35% Unit value, beginning of period (a)................        $12.82          $11.52           $10.00              --
1.35% Unit value, end of period (a)......................        $12.47          $12.82           $11.52              --
1.60% Unit value, beginning of period (b)................        $12.76          $11.50           $11.63              --
1.60% Unit value, end of period (b)......................        $12.39          $12.76           $11.50              --

Number of units outstanding, end of period (000's)
   0.95%.................................................            --              --               --              --
   1.20%.................................................           423             506              383              --
   1.35%.................................................        29,522          24,343            8,113              --
   1.60%.................................................           978             714               17              --


----------------------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on October 1, 1997.
(c) Units were made available for sale on January 1, 1998.
(d) Units were made available for sale on December 31, 1998.
(e) Units were made available for sale on January 4, 1999.
(f) Units were made available for sale on May 1, 1999.
(g) Units were made available for sale on September 27, 1999.


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
DECEMBER 31, 1999

6.    Accumulation Unit Values (Concluded)

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                                                    YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                   1999            1998            1997            1996
                                                              ------------     ------------    ------------    -------------
EQ/PUTNAM INVESTORS GROWTH
--------------------------
0.95% Unit value, beginning of period (g) ...............         $17.24              --               --              --
0.95% Unit value, end of period (g) .....................         $21.58              --               --              --
1.20% Unit value, beginning of period (a)................         $16.65          $12.37           $10.00              --
1.20% Unit value, end of period (a)......................         $21.43          $16.65           $12.37              --
1.35% Unit value, beginning of period (a)................         $16.61          $12.35           $10.00              --
1.35% Unit value, end of period (a)......................         $21.35          $16.61           $12.35              --
1.60% Unit value, beginning of period (b) ...............         $16.54          $12.33           $12.12              --
1.60% Unit value, end of period (b) .....................         $21.20          $16.54           $12.33              --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --              --               --              --
   1.20%.................................................            245             160              124              --
   1.35%.................................................         17,154          10,072            2,581              --
   1.60%.................................................            576             282               --              --

EQ/PUTNAM INTERNATIONAL EQUITY FUND
-----------------------------------
0.95% Unit value, beginning of period (g) ...............         $14.84              --               --              --
0.95% Unit value, end of period (g) .....................         $20.45              --               --              --
1.20% Unit value, beginning of period (a)................         $12.83          $10.87           $10.00              --
1.20% Unit value, end of period (a)......................         $20.32          $12.83           $10.87              --
1.35% Unit value, beginning of period (a)................         $12.80          $10.86           $10.00              --
1.35% Unit value, end of period (a)......................         $20.23          $12.80           $10.86              --
1.60% Unit value, beginning of period (b)................         $12.75          $10.84           $11.52              --
1.60% Unit value, end of period (b)......................         $20.10          $12.75           $10.84              --

Number of units outstanding, end of period (000's)
   0.95%.................................................             --              --               --             --
   1.20%.................................................            199             190              187             --
   1.35%.................................................         13,783          10,607            4,609             --
   1.60%.................................................            771             422                4             --

----------------------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on October 1, 1997.
(c) Units were made available for sale on January 1, 1998.
(d) Units were made available for sale on December 31, 1998.
(e) Units were made available for sale on January 4, 1999.
(f) Units were made available for sale on May 1, 1999.
(g) Units were made available for sale on September 27, 1999.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
New York, New York
February 1, 2000

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                                                                    1999                 1998
                                                                               -------------        --------------
                                                                                          (IN MILLIONS)

ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    18,599.7        $    18,993.7
    Held to maturity, at amortized cost.....................................           133.2                125.0
  Mortgage loans on real estate.............................................         3,270.0              2,809.9
  Equity real estate........................................................         1,160.2              1,676.9
  Policy loans..............................................................         2,257.3              2,086.7
  Other equity investments..................................................           671.2                713.3
  Investment in and loans to affiliates.....................................         1,201.8                928.5
  Other invested assets.....................................................           911.6                808.2
                                                                               -------------        -------------
      Total investments.....................................................        28,205.0             28,142.2
Cash and cash equivalents...................................................           628.0              1,245.5
Deferred policy acquisition costs...........................................         4,033.0              3,563.8
Other assets................................................................         3,868.3              3,054.6
Closed Block assets.........................................................         8,607.3              8,632.4
Separate Accounts assets....................................................        54,453.9             43,302.3
                                                                               -------------        -------------

TOTAL ASSETS................................................................   $    99,795.5        $    87,940.8
                                                                               =============        =============

LIABILITIES
Policyholders' account balances.............................................   $    21,351.4        $    20,857.5
Future policy benefits and other policyholders' liabilities.................         4,777.6              4,726.4
Short-term and long-term debt...............................................         1,407.9              1,181.7
Other liabilities...........................................................         3,133.6              3,474.3
Closed Block liabilities....................................................         9,025.0              9,077.0
Separate Accounts liabilities...............................................        54,332.5             43,211.3
                                                                               -------------        -------------
      Total liabilities.....................................................        94,028.0             82,528.2
                                                                               -------------        -------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,557.2              3,110.2
Retained earnings...........................................................         2,600.7              1,944.1
Accumulated other comprehensive (loss) income...............................          (392.9)               355.8
                                                                               -------------        -------------
      Total shareholder's equity............................................         5,767.5              5,412.6
                                                                               -------------        -------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $    99,795.5        $    87,940.8
                                                                               =============        =============









                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                      1999               1998               1997
                                                                 ------------       -------------      -------------
                                                                                    (IN MILLIONS)

REVENUES
Universal life and investment-type product policy fee
  income......................................................   $    1,257.5       $     1,056.2      $       950.6
Premiums......................................................          558.2               588.1              601.5
Net investment income.........................................        2,240.9             2,228.1            2,282.8
Investment (losses) gains, net................................          (96.9)              100.2              (45.2)
Commissions, fees and other income............................        2,177.9             1,503.0            1,227.2
Contribution from the Closed Block............................           86.4                87.1              102.5
                                                                 ------------       -------------      -------------

      Total revenues..........................................        6,224.0             5,562.7            5,119.4
                                                                 ------------       -------------      -------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,078.2             1,153.0            1,266.2
Policyholders' benefits.......................................        1,038.6             1,024.7              978.6
Other operating costs and expenses............................        2,797.3             2,201.2            2,203.9
                                                                 ------------       -------------      -------------

      Total benefits and other deductions.....................        4,914.1             4,378.9            4,448.7
                                                                 ------------       -------------      -------------

Earnings from continuing operations before Federal
  income taxes and minority interest..........................        1,309.9             1,183.8              670.7
Federal income taxes..........................................          332.0               353.1               91.5
Minority interest in net income of consolidated subsidiaries..          199.4               125.2               54.8
                                                                 ------------       -------------      -------------
Earnings from continuing operations...........................          778.5               705.5              524.4
Discontinued operations, net of Federal income taxes..........           28.1                 2.7              (87.2)
                                                                 ------------       -------------      -------------
Net Earnings..................................................   $      806.6       $       708.2      $       437.2
                                                                 ============       =============      =============







                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                      1999               1998               1997
                                                                 ------------       -------------      -------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                 ------------       -------------      -------------

Capital in excess of par value, beginning of year.............        3,110.2             3,105.8            3,105.8
Additional capital in excess of par value.....................          447.0                 4.4                -
                                                                 ------------       -------------      -------------
Capital in excess of par value, end of year...................        3,557.2             3,110.2            3,105.8
                                                                 ------------       -------------      -------------

Retained earnings, beginning of year..........................        1,944.1             1,235.9              798.7
Net earnings..................................................          806.6               708.2              437.2
Dividend paid to the Holding Company..........................         (150.0)                -                  -
                                                                 ------------       -------------      -------------
Retained earnings, end of year................................        2,600.7             1,944.1            1,235.9
                                                                 ------------       -------------      -------------

Accumulated other comprehensive income,
  beginning of year...........................................          355.8               516.3              177.0
Other comprehensive (loss) income.............................         (748.7)             (160.5)             339.3
                                                                 ------------       -------------      -------------
Accumulated other comprehensive (loss) income, end of year....         (392.9)              355.8              516.3
                                                                 ------------       -------------      -------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    5,767.5       $     5,412.6      $     4,860.5
                                                                 ============       =============      ============

COMPREHENSIVE INCOME
Net earnings..................................................   $      806.6       $       708.2      $       437.2
                                                                 ------------       -------------      -------------
Change in unrealized (losses) gains, net of reclassification
  adjustment..................................................         (776.9)             (149.5)             343.7
Minimum pension liability adjustment..........................           28.2               (11.0)              (4.4)
                                                                 ------------       -------------      -------------
Other comprehensive (loss) income.............................         (748.7)             (160.5)             339.3
                                                                 ------------       -------------      -------------
COMPREHENSIVE INCOME..........................................   $       57.9       $       547.7      $       776.5
                                                                 ============       =============      ============




                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                      1999               1998               1997
                                                                 ------------       -------------      -------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $      806.6       $       708.2      $       437.2
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,078.2             1,153.0            1,266.2
  Universal life and investment-type product
    policy fee income.........................................       (1,257.5)           (1,056.2)            (950.6)
  Investment losses (gains)...................................           96.9              (100.2)              45.2
  Change in Federal income tax payable........................          157.4               123.1              (74.4)
  Change in property and equipment............................         (256.3)              (81.8)              (9.6)
  Change in deferred acquisition costs........................         (260.7)             (314.0)            (220.7)
  Other, net..................................................         (168.8)               70.9              399.7
                                                                 ------------       -------------      -------------

Net cash provided by operating activities.....................          195.8               503.0              893.0
                                                                 ------------       -------------      -------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,019.0             2,289.0            2,702.9
  Sales.......................................................        7,572.9            16,972.1           10,385.9
  Purchases...................................................      (10,737.3)          (18,578.5)         (13,205.4)
  (Increase) decrease in short-term investments...............         (178.3)              102.4             (555.0)
  Decrease in loans to discontinued operations................            -                 660.0              420.1
  Sale of subsidiaries........................................            -                   -                261.0
  Other, net..................................................         (134.8)             (341.8)            (612.6)
                                                                 ------------       -------------      -------------

Net cash (used) provided by investing activities..............       (1,458.5)            1,103.2             (603.1)
                                                                 ------------       -------------      -------------

Cash flows from financing activities: Policyholders'
  account balances:
    Deposits..................................................        2,366.2             1,508.1            1,281.7
    Withdrawals...............................................       (1,765.8)           (1,724.6)          (1,886.8)
  Net increase (decrease) in short-term financings............          378.2              (243.5)             419.9
  Repayments of long-term debt................................          (41.3)              (24.5)            (196.4)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................            -                 (87.2)             (83.9)
  Dividend paid to the Holding Company........................         (150.0)                -                  -
  Other, net..................................................         (142.1)              (89.5)             (62.7)
                                                                 ------------       -------------      -------------

Net cash provided (used) by financing activities..............          645.2              (661.2)            (528.2)
                                                                 ------------       -------------      -------------

Change in cash and cash equivalents...........................         (617.5)              945.0             (238.3)
Cash and cash equivalents, beginning of year..................        1,245.5               300.5              538.8
                                                                 ------------       -------------      -------------

Cash and Cash Equivalents, End of Year........................   $      628.0       $     1,245.5      $       300.5
                                                                 ============       =============      =============

Supplemental cash flow information
  Interest Paid...............................................   $       92.2       $       130.7      $       217.1
                                                                 ============       =============      =============
  Income Taxes Paid...........................................   $      116.5       $       254.3      $       170.0
                                                                 ============       =============      =============




                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)   ORGANIZATION

     The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiaries, Equitable of Colorado ("EOC"), and, prior to December 31, 1996, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA, a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.0% at December 31, 1999 (53.0% if all securities convertible into, and options on, common stock were to be converted or exercised).

     On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. Equitable Life will continue to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution and its subsidiaries begin to assume responsibility for providing financial advisory services, product distribution and customer relationship management.

     The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

     The Investment Services segment includes Alliance and the results of DLJ which are accounted for on an equity basis. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance (the "Reorganization"). Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units"). As a result of the reorganization, the Company was the beneficial owner of approximately 2% of Alliance Holding and 56% of Alliance. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts. At December 31, 1999, Equitable Life has a 31.7% ownership interest in DLJ. DLJ's businesses include securities underwriting, sales and trading, merchant banking, financial advisory services, investment research, venture capital, correspondent brokerage services, online interactive brokerage services and asset management. DLJ serves institutional, corporate, governmental and individual clients both domestically and internationally. Through June 10, 1997, this segment also includes Equitable Real Estate Investment Management Inc. ("EREIM") which was sold. EREIM provided real estate investment management services, property management services, mortgage servicing and loan asset management, and agricultural investment management.

2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation and Principles of Consolidation
     -----------------------------------------------------

     The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The accompanying consolidated financial statements include the accounts of Equitable Life and certain of its subsidiaries engaged in insurance related business (collectively, the "Insurance Group"); other subsidiaries, principally Alliance and through June 10, 1997, EREIM (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

     All significant intercompany transactions and balances except those with the Closed Block, DLJ and discontinued operations (see Note 8) have been eliminated in consolidation. The years "1999," "1998" and "1997" refer to the years ended December 31, 1999, 1998 and 1997, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1999 presentation.

     Closed Block
     ------------

     On July 22, 1992, Equitable Life established the Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

     Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

     Discontinued Operations
     -----------------------

     Discontinued operations at December 31, 1999, principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance each quarter and believes the allowance for future losses at December 31, 1999 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

     Accounting Changes
     ------------------

     In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1998. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

     New Accounting Pronouncements
     -----------------------------

     In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. It requires all derivatives to be recognized on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Derivatives not used in hedging activities must be adjusted to fair value through earnings. Changes in the fair value of derivatives used in hedging activities will, depending on the nature of the hedge, either be offset in earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in other comprehensive income until the hedged item affects earnings. For all hedging activities, the ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133," which defers the effective date of SFAS No. 133 to all fiscal quarters of all fiscal years beginning after June 15, 2000. The Company expects to adopt SFAS No. 133 effective January 1, 2001. Adjustments resulting from initial adoption of the new requirements will be reported in a manner similar to the cumulative effect of a change in accounting principle and will be reflected in net income or accumulated other comprehensive income based upon existing hedging relationships, if any. Management currently is assessing the impact of adoption. However, Alliance's adoption of the new requirements is not expected to have a significant impact on the Company's consolidated balance sheet or statement of earnings. Also, since most of DLJ's derivatives are carried at fair values, the Company's consolidated earnings and financial position are not expected to be significantly affected by DLJ's adoption of the new requirements.

     Valuation of Investments
     ------------------------

     Fixed maturities identified as available for sale are reported at estimated fair value. Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

     Valuation allowances are netted against the asset categories to which they apply.

     Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

     Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

     Policy loans are stated at unpaid principal balances.

     Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

     Equity securities, comprised of common stock classified as both trading and available for sale securities, are carried at estimated fair value and are included in other equity investments.

     Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

     Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

     All securities are recorded in the consolidated financial statements on a trade date basis.

     Net Investment Income, Investment Gains, Net and Unrealized Investment
     ----------------------------------------------------------------------
     Gains (Losses)
     --------------

     Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

     Realized investment gains (losses) are determined by specific identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains (losses).

     Unrealized gains (losses) on publicly-traded common equity securities classified as trading securities are reflected in net investment income. Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

     Recognition of Insurance Income and Related Expenses
     ----------------------------------------------------

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

     Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

     Deferred Policy Acquisition Costs
     ---------------------------------

     The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

     For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 25 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated shareholder's equity as of the balance sheet date.

     As part of its asset/liability management process, in second quarter 1999, management initiated a review of the matching of invested assets to Insurance product lines given their different liability characteristics and liquidity requirements. As a result of this review, management reallocated the current and prospective interests of the various product lines in the invested assets. These asset reallocations and the related changes in investment yields by product line, in turn, triggered a review of and revisions to the estimated future gross profits used to determine the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million).

     For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1999, the expected investment yield, excluding policy loans, generally ranged from 7.75% grading to 7.5% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

     For non-participating traditional life DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

     Policyholders' Account Balances and Future Policy Benefits
     ----------------------------------------------------------

     Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

     For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 8.35% for annuity liabilities.

     Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

     Claim reserves and associated liabilities for individual DI and major medical policies were $948.4 million and $951.7 million at December 31, 1999 and 1998, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical are summarized as follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Incurred benefits related to current year..........  $       150.7       $      140.1       $      132.3
     Incurred benefits related to prior years...........           64.7               84.2               60.0
                                                          -------------       ------------       ------------
     Total Incurred Benefits............................  $       215.4       $      224.3       $      192.3
                                                          =============       ============       ============

     Benefits paid related to current year..............  $        28.9       $       17.0       $       28.8
     Benefits paid related to prior years...............          189.8              155.4              146.2
                                                          -------------       ------------       ------------
     Total Benefits Paid................................  $       218.7       $      172.4       $      175.0
                                                          =============       ============       ============

     Policyholders' Dividends
     ------------------------

     The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

     At December 31, 1999, participating policies, including those in the Closed Block, represent approximately 23.0% ($47.0 billion) of directly written life insurance in force, net of amounts ceded.

     Federal Income Taxes
     --------------------

     The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     Separate Accounts
     -----------------

     Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

     Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

     The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1999, 1998 and 1997, investment results of such Separate Accounts were $6,045.5 million, $4,591.0 million and $3,411.1 million, respectively.

     Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

     Employee Stock Option Plan
     --------------------------

     The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 22 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

3)   INVESTMENTS

     The following tables provide additional information relating to fixed maturities and equity securities:

                                                                     GROSS               GROSS
                                                AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                                   COST              GAINS              LOSSES            FAIR VALUE
                                              -------------      -------------       ------------       -------------
                                                                           (IN MILLIONS)
     DECEMBER 31, 1999
     -----------------
     Fixed Maturities:
       Available for Sale:
         Corporate..........................  $    14,866.8      $       139.5       $      787.0       $    14,219.3
         Mortgage-backed....................        2,554.5                2.3               87.8             2,469.0
         U.S. Treasury, government and
           agency securities................        1,194.1               18.9               23.4             1,189.6
         States and political subdivisions..          110.0                1.4                4.9               106.5
         Foreign governments................          361.8               16.2               14.8               363.2
         Redeemable preferred stock.........          286.4                1.7               36.0               252.1
                                              -------------      -------------       ------------       -------------
     Total Available for Sale...............  $    19,373.6      $       180.0       $      953.9       $    18,599.7
                                              =============      =============       ============       =============

       Held to Maturity:  Corporate.........  $       133.2      $         -         $        -         $       133.2
                                              =============      =============       ============       =============

     Equity Securities:
       Common stock available for sale......           25.5                1.5               17.8                 9.2
       Common stock trading securities......            7.2                9.1                2.2                14.1
                                              -------------      -------------       ------------       -------------
     Total Equity Securities................  $        32.7      $        10.6       $       20.0       $        23.3
                                              =============      =============       ============       =============

     December 31, 1998
     -----------------
     Fixed Maturities:
       Available for Sale:
         Corporate..........................  $    14,520.8      $       793.6       $      379.6       $    14,934.8
         Mortgage-backed....................        1,807.9               23.3                 .9             1,830.3
         U.S. Treasury, government and
           agency securities................        1,464.1              107.6                 .7             1,571.0
         States and political subdivisions..           55.0                9.9                -                  64.9
         Foreign governments................          363.3               20.9               30.0               354.2
         Redeemable preferred stock.........          242.7                7.0               11.2               238.5
                                              -------------      -------------       ------------       -------------
     Total Available for Sale...............  $    18,453.8      $       962.3       $      422.4       $    18,993.7
                                              =============      =============       ============       =============

       Held to Maturity:  Corporate.........  $       125.0      $         -         $        -         $       125.0
                                              =============      =============       ============       =============

     Equity Securities:
       Common stock available for sale......  $        58.3      $       114.9       $       22.5       $       150.7
                                              =============      =============       ============       =============

     For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1999 and 1998, securities without a readily ascertainable market value having an amortized cost of $3,322.2 million and $3,539.9 million, respectively, had estimated fair values of $3,177.7 million and $3,748.5 million, respectively.

     The contractual maturity of bonds at December 31, 1999 is shown below:

                                                                                     AVAILABLE FOR SALE
                                                                              -------------------------------
                                                                                AMORTIZED          ESTIMATED
                                                                                  COST             FAIR VALUE
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Due in one year or less................................................  $      479.1       $      477.8
     Due in years two through five..........................................       2,991.8            2,921.2
     Due in years six through ten...........................................       7,197.9            6,813.0
     Due after ten years....................................................       5,864.0            5,666.5
     Mortgage-backed securities.............................................       2,554.4            2,469.1
                                                                              ------------       ------------
     Total..................................................................  $   19,087.2       $   18,347.6
                                                                              ============       ============

     Corporate bonds held to maturity with an amortized cost and estimated fair value of $133.2 million are due in one year or less.

     Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1999, approximately 14.9% of the $18,344.3 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

     In addition, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 1999 and 1998 were $647.9 million and $562.6 million, respectively.

     Investment valuation allowances and changes thereto are shown below:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Balances, beginning of year........................  $       230.6       $      384.5       $      137.1
     Additions charged to income........................           68.2               86.2              334.6
     Deductions for writedowns and
       asset dispositions...............................         (150.2)            (240.1)             (87.2)
                                                          -------------       ------------       ------------
     Balances, End of Year..............................  $       148.6       $      230.6       $      384.5
                                                          =============       ============       ============

     Balances, end of year comprise:
       Mortgage loans on real estate....................  $        27.5       $       34.3       $       55.8
       Equity real estate...............................          121.1              196.3              328.7
                                                          -------------       ------------       ------------
     Total..............................................  $       148.6       $      230.6       $      384.5
                                                          =============       ============       ============

     At December 31, 1999, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $152.1 million.

     The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $106.0 million and $115.1 million at December 31, 1999 and 1998, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $9.5 million, $10.3 million and $17.2 million in 1999, 1998 and 1997, respectively. Gross interest income on these loans included in net investment income aggregated $8.2 million, $8.3 million and $12.7 million in 1999, 1998 and 1997, respectively.

     Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                      DECEMBER 31,
                                                                          -----------------------------------
                                                                                1999                 1998
                                                                          --------------       --------------
                                                                                      (IN MILLIONS)

     Impaired mortgage loans with provision for losses..................  $        142.4       $        125.4
     Impaired mortgage loans without provision for losses...............             2.2                  8.6
                                                                          --------------       --------------
     Recorded investment in impaired mortgage loans.....................           144.6                134.0
     Provision for losses...............................................           (23.0)               (29.0)
                                                                          --------------       --------------
     Net Impaired Mortgage Loans........................................  $        121.6       $        105.0
                                                                          ==============       ==============

     Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

     During 1999, 1998 and 1997, respectively, the Company's average recorded investment in impaired mortgage loans was $141.7 million, $161.3 million and $246.9 million. Interest income recognized on these impaired mortgage loans totaled $12.0 million, $12.3 million and $15.2 million ($0.0 million, $.9 million and $2.3 million recognized on a cash basis) for 1999, 1998 and 1997, respectively.

     The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1999 and 1998, the carrying value of equity real estate held for sale amounted to $382.2 million and $836.2 million, respectively. For 1999, 1998 and 1997, respectively, real estate of $20.5 million, $7.1 million and $152.0 million was acquired in satisfaction of debt. At December 31, 1999 and 1998, the Company owned $443.9 million and $552.3 million, respectively, of real estate acquired in satisfaction of debt.

     Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $251.6 million and $374.8 million at December 31, 1999 and 1998, respectively. Depreciation expense on real estate totaled $21.8 million, $30.5 million and $74.9 million for 1999, 1998 and 1997, respectively.

4)   JOINT VENTURES AND PARTNERSHIPS

     Summarized combined financial information for real estate joint ventures (25 individual ventures at both December 31, 1999 and 1998) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, follows:

                                                                                         DECEMBER 31,
                                                                               --------------------------------
                                                                                   1999                1998
                                                                               -------------      -------------
                                                                                         (IN MILLIONS)
      BALANCE SHEETS
      Investments in real estate, at depreciated cost........................  $       861.1      $       913.7
      Investments in securities, generally at estimated fair value...........          678.4              636.9
      Cash and cash equivalents..............................................           68.4               85.9
      Other assets...........................................................          239.3              279.8
                                                                               -------------      -------------
      Total Assets...........................................................  $     1,847.2      $     1,916.3
                                                                               =============      =============

      Borrowed funds - third party...........................................  $       354.2      $       367.1
      Borrowed funds - AXA Financial.........................................           28.9               30.1
      Other liabilities......................................................          313.9              197.2
                                                                               -------------      -------------
      Total liabilities......................................................          697.0              594.4
                                                                               -------------      -------------

      Partners' capital......................................................        1,150.2            1,321.9
                                                                               -------------      -------------
      Total Liabilities and Partners' Capital................................  $     1,847.2      $     1,916.3
                                                                               =============      =============

      Equity in partners' capital included above.............................  $       316.5      $       365.6
      Equity in limited partnership interests not included above and other...          524.1              390.1
                                                                               -------------      -------------
      Carrying Value.........................................................  $       840.6      $       755.7
                                                                               =============      =============

                                                                1999               1998                1997
                                                           -------------       ------------       ------------
                                                                               (IN MILLIONS)
      STATEMENTS OF EARNINGS
      Revenues of real estate joint ventures.............  $       180.5       $      246.1       $      310.5
      Revenues of other limited partnership interests....          455.1              128.9              506.3
      Interest expense - third party.....................          (39.8)             (33.3)             (91.8)
      Interest expense - AXA Financial...................           (2.5)              (2.6)              (7.2)
      Other expenses.....................................         (139.0)            (197.0)            (263.6)
                                                           -------------       ------------       ------------
      Net Earnings.......................................  $       454.3       $      142.1       $      454.2
                                                           =============       ============       ============

      Equity in net earnings included above..............  $        10.5       $       44.4       $       76.7
      Equity in net earnings of limited partnership
        interests not included above.....................           76.0               37.9               69.5
      Other..............................................            -                  -                  (.9)
                                                           -------------       ------------       ------------
      Total Equity in Net Earnings.......................  $        86.5       $       82.3       $      145.3
                                                           =============       ============       ============

5)   NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

     The sources of net investment income follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Fixed maturities...................................  $     1,499.8       $    1,489.0       $    1,459.4
     Mortgage loans on real estate......................          253.4              235.4              260.8
     Equity real estate.................................          250.2              356.1              390.4
     Other equity investments...........................          165.1               83.8              156.9
     Policy loans.......................................          143.8              144.9              177.0
     Other investment income............................          161.3              185.7              181.7
                                                          -------------       ------------       ------------

       Gross investment income..........................        2,473.6            2,494.9            2,626.2

       Investment expenses..............................         (232.7)            (266.8)            (343.4)
                                                          -------------       ------------       ------------

     Net Investment Income..............................  $     2,240.9       $    2,228.1       $    2,282.8
                                                          =============       ============       ============

     Investment (losses) gains, net, including changes in the valuation allowances, follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Fixed maturities...................................  $      (290.9)      $      (24.3)      $       88.1
     Mortgage loans on real estate......................           (3.3)             (10.9)             (11.2)
     Equity real estate.................................           (2.4)              74.5             (391.3)
     Other equity investments...........................           88.1               29.9               14.1
     Sale of subsidiaries...............................            -                 (2.6)             252.1
     Issuance and sales of Alliance Units...............            5.5               19.8                -
     Issuance and sales of DLJ common stock.............          106.0               18.2                3.0
     Other..............................................             .1               (4.4)               -
                                                          -------------       ------------       ------------
     Investment (Losses) Gains, Net.....................  $       (96.9)      $      100.2       $      (45.2)
                                                          =============       ============       ============

     Writedowns of fixed maturities amounted to $223.2 million, $101.6 million and $11.7 million for 1999, 1998 and 1997, respectively, and writedowns of equity real estate amounted to $136.4 million for 1997. In fourth quarter 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $132.3 million of writedowns on real estate held for production of income were recorded.

     For 1999, 1998 and 1997, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,138.6 million, $15,961.0 million and $9,789.7 million. Gross gains of $74.7 million, $149.3 million and $166.0 million and gross losses of $214.3 million, $95.1 million and $108.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1999, 1998 and 1997 amounted to $(1,313.8) million, $(331.7) million and $513.4 million, respectively.

     On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. Net unrealized holding gains of $7.0 million were included in net investment income in the consolidated statements of earnings for 1999. These trading securities had a carrying value of $14.1 million and costs of $7.2 million at December 31, 1999.

     During 1999, DLJ completed its offering of a new class of its Common Stock to track the financial performance of DLJdirect, its online brokerage business. As a result of this offering, the Company recorded a non-cash pre-tax realized gain of $95.8 million.

     For 1999, 1998 and 1997, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $131.5 million, $136.9 million and $137.5 million, respectively.

     In 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), for $400.0 million and recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million. Equitable Life entered into long-term advisory agreements whereby ERE continues to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale. Through June 10, 1997, the businesses sold reported combined revenues of $91.6 million and combined net earnings of $10.7 million.

     On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's 1996 acquisition of Cursitor Holdings L.P. and Cursitor Holdings Limited (collectively, "Cursitor") by $120.9 million since Cursitor's business fundamentals no longer supported the carrying value of its investment. The Company's earnings from continuing operations for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years.

     Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, follow:

                                                                1999               1998                1997
                                                           -------------       ------------       ------------
                                                                               (IN MILLIONS)

      Balance, beginning of year.........................  $       384.1       $      533.6       $      189.9
      Changes in unrealized investment (losses) gains....       (1,486.6)            (242.4)             543.3
      Changes in unrealized investment losses
        (gains) attributable to:
          Participating group annuity contracts..........           24.7               (5.7)              53.2
          DAC............................................          208.6               13.2              (89.0)
          Deferred Federal income taxes..................          476.4               85.4             (163.8)
                                                           -------------       ------------       ------------
      Balance, End of Year...............................  $      (392.8)      $      384.1       $      533.6
                                                           =============       ============       ============

      Balance, end of year comprises:
        Unrealized investment (losses) gains on:
          Fixed maturities...............................  $      (773.9)      $      539.9       $      871.2
          Other equity investments.......................          (16.3)              92.4               33.7
          Other, principally Closed Block................           46.8              111.1               80.9
                                                           -------------       ------------       ------------
            Total........................................         (743.4)             743.4              985.8
        Amounts of unrealized investment gains
          attributable to:
            Participating group annuity contracts........            -                (24.7)             (19.0)
            DAC..........................................           80.8             (127.8)            (141.0)
            Deferred Federal income taxes................          269.8             (206.8)            (292.2)
                                                           -------------       ------------       ------------
      Total..............................................  $      (392.8)      $      384.1       $      533.6
                                                           =============       ============       ============

     Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)   ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

     Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Unrealized (losses) gains on investments...........  $      (392.8)      $      384.1       $      533.6
     Minimum pension liability..........................            (.1)             (28.3)             (17.3)
                                                          -------------       ------------       ------------
     Total Accumulated Other
       Comprehensive (Loss) Income......................  $      (392.9)      $      355.8       $      516.3
                                                          =============       ============       ============

     The components of other comprehensive income (loss) for the past three years follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Net unrealized (losses) gains on investment
       securities:
       Net unrealized (losses) gains arising during
         the period.....................................  $    (1,682.3)      $     (186.1)      $      564.0
       Adjustment to reclassify losses (gains)
         included in net earnings during the period.....          195.7              (56.3)             (20.7)
                                                          -------------       ------------       ------------
     Net unrealized (losses) gains on investment
         securities.....................................       (1,486.6)            (242.4)             543.3
     Adjustments for policyholder liabilities,
         DAC and deferred Federal income taxes..........          709.7               92.9             (199.6)
                                                          -------------       ------------       ------------

     Change in unrealized losses (gains), net of
         adjustments....................................         (776.9)            (149.5)             343.7
     Change in minimum pension liability................           28.2              (11.0)              (4.4)
                                                          -------------       ------------       ------------
     Total Other Comprehensive (Loss) Income............  $      (748.7)      $     (160.5)      $      339.3
                                                          =============       ============       ============

7)   CLOSED BLOCK

     Summarized financial information for the Closed Block follows:

                                                                                       DECEMBER 31,
                                                                            ---------------------------------
                                                                                 1999                 1998
                                                                            ------------         ------------
                                                                                      (IN MILLIONS)
                                                                                                 <C
     BALANCE SHEETS
     Fixed Maturities:
       Available for sale, at estimated fair value (amortized cost,
         $4,144.8 and $4,149.0)...........................................  $    4,014.0         $    4,373.2
     Mortgage loans on real estate........................................       1,704.2              1,633.4
     Policy loans.........................................................       1,593.9              1,641.2
     Cash and other invested assets.......................................         194.4                 86.5
     DAC..................................................................         895.5                676.5
     Other assets.........................................................         205.3                221.6
                                                                            ------------         ------------
     Total Assets.........................................................  $    8,607.3         $    8,632.4
                                                                            ============         ============

     Future policy benefits and policyholders' account balances...........  $    9,011.7         $    9,013.1
     Other liabilities....................................................          13.3                 63.9
                                                                            ------------         ------------
     Total Liabilities....................................................  $    9,025.0         $    9,077.0
                                                                            ============         ============



                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     STATEMENTS OF EARNINGS
     Premiums and other revenue.........................  $       619.1       $      661.7       $      687.1
     Investment income (net of investment
       expenses of $15.8, $15.5 and $27.0)..............          574.2              569.7              574.9
     Investment (losses) gains, net.....................          (11.3)                .5              (42.4)
                                                          -------------       ------------       ------------
           Total revenues...............................        1,182.0            1,231.9            1,219.6
                                                          -------------       ------------       ------------

     Policyholders' benefits and dividends..............        1,024.7            1,082.0            1,066.7
     Other operating costs and expenses.................           70.9               62.8               50.4
                                                          -------------       ------------       ------------
           Total benefits and other deductions..........        1,095.6            1,144.8            1,117.1
                                                          -------------       ------------       ------------

     Contribution from the Closed Block.................  $        86.4       $       87.1       $      102.5
                                                          =============       ============       ============

     Impaired mortgage loans along with the related provision for losses follows:

                                                                                        DECEMBER 31,
                                                                              --------------------------------
                                                                                  1999                1998
                                                                              -------------      -------------
                                                                                        (IN MILLIONS)
     Impaired mortgage loans with provision for losses......................  $        26.8      $        55.5
     Impaired mortgage loans without provision for losses...................            4.5                7.6
                                                                              -------------      -------------
     Recorded investment in impaired mortgages..............................           31.3               63.1
     Provision for losses...................................................           (4.1)             (10.1)
                                                                              -------------      -------------
     Net Impaired Mortgage Loans............................................  $        27.2      $        53.0
                                                                              =============      =============

     During 1999, 1998 and 1997, the Closed Block's average recorded investment in impaired mortgage loans was $37.0 million, $85.5 million and $110.2 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3.3 million, $4.7 million and $9.4 million ($.3 million, $1.5 million and $4.1 million recognized on a cash basis) for 1999, 1998 and 1997, respectively.

     Valuation allowances amounted to $4.6 million and $11.1 million on mortgage loans on real estate and $24.7 million and $15.4 million on equity real estate at December 31, 1999 and 1998, respectively. Writedowns of fixed maturities amounted to $3.5 million for 1997. Writedowns of equity real estate amounted to $28.8 million for 1997.

     In fourth quarter 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Also in fourth quarter 1997, $28.8 million of writedowns on real estate held for production of income were recorded.

     Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

8)   DISCONTINUED OPERATIONS

     Summarized financial information for discontinued operations follows:

                                                                                       DECEMBER 31,
                                                                            ---------------------------------
                                                                                 1999                 1998
                                                                            ------------         ------------
                                                                                       (IN MILLIONS)
     BALANCE SHEETS
     Mortgage loans on real estate........................................  $      454.6         $      553.9
     Equity real estate...................................................         426.6                611.0
     Other equity investments.............................................          55.8                115.1
     Other invested assets................................................          87.1                 24.9
                                                                            ------------         ------------
       Total investments..................................................       1,024.1              1,304.9
     Cash and cash equivalents............................................         164.5                 34.7
     Other assets.........................................................         213.0                219.0
                                                                            ------------         ------------
     Total Assets.........................................................  $    1,401.6         $    1,558.6
                                                                            ============         ============

     Policyholders' liabilities...........................................  $      993.3         $    1,021.7
     Allowance for future losses..........................................         242.2                305.1
     Other liabilities....................................................         166.1                231.8
                                                                            ------------         ------------
     Total Liabilities....................................................  $    1,401.6         $    1,558.6
                                                                            ============         ============

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     STATEMENTS OF EARNINGS
     Investment income (net of investment
       expenses of $49.3, $63.3 and $97.3)..............  $        98.7       $      160.4       $      188.6
     Investment (losses) gains, net.....................          (13.4)              35.7             (173.7)
     Policy fees, premiums and other income.............             .2               (4.3)                .2
                                                          -------------       ------------       ------------
     Total revenues.....................................           85.5              191.8               15.1

     Benefits and other deductions......................          104.8              141.5              169.5
     (Losses charged) earnings credited to allowance
       for future losses................................          (19.3)              50.3             (154.4)
                                                          -------------       ------------       ------------
     Pre-tax loss from operations.......................            -                  -                  -
     Pre-tax earnings from releasing (loss from
       strengthening) the allowance for future
       losses...........................................           43.3                4.2             (134.1)
     Federal income tax (expense) benefit...............          (15.2)              (1.5)              46.9
                                                          -------------       ------------       ------------
     Earnings (Loss) from Discontinued Operations.......  $        28.1       $        2.7       $      (87.2)
                                                          =============       ============       ============

     The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in 1999 and 1998 and strengthening of allowance in 1997.

     In fourth quarter 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Also in fourth quarter 1997, $92.5 million of writedowns on real estate held for production of income were recognized.

     Benefits and other deductions includes $26.6 million and $53.3 million of interest expense related to amounts borrowed from continuing operations in 1998 and 1997, respectively.

     Valuation allowances of $1.9 million and $3.0 million on mortgage loans on real estate and $54.8 million and $34.8 million on equity real estate were held at December 31, 1999 and 1998, respectively. Writedowns of equity real estate were $95.7 million in 1997.

     During 1999, 1998 and 1997, discontinued operations' average recorded investment in impaired mortgage loans was $13.8 million, $73.3 million and $89.2 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.7 million, $4.7 million and $6.6 million ($.0 million, $3.4 million and $5.3 million recognized on a cash basis) for 1999, 1998 and 1997, respectively.

     At December 31, 1999 and 1998, discontinued operations had real estate acquired in satisfaction of debt with carrying values of $24.1 million and $50.0 million, respectively.

9)   SHORT-TERM AND LONG-TERM DEBT

     Short-term and long-term debt consists of the following:

                                                                                       DECEMBER 31,
                                                                            ---------------------------------
                                                                                 1999                 1998
                                                                            ------------         ------------
                                                                                       (IN MILLIONS)
     Short-term debt......................................................  $      557.0         $      179.3
                                                                            ------------         ------------
     Long-term debt:
     Equitable Life:
       Surplus notes, 6.95% due 2005......................................         399.5                399.4
       Surplus notes, 7.70% due 2015......................................         199.7                199.7
       Other..............................................................            .4                   .3
                                                                            ------------         ------------
           Total Equitable Life...........................................         599.6                599.4
                                                                            ------------         ------------
     Wholly Owned and Joint Venture Real Estate:
       Mortgage notes, 5.43% - 9.5%, due through 2017.....................         251.3                392.2
                                                                            ------------         ------------
     Alliance:
       Other..............................................................           -                   10.8
                                                                            ------------         ------------
     Total long-term debt.................................................         850.9              1,002.4
                                                                            ------------         ------------

     Total Short-term and Long-term Debt..................................  $    1,407.9         $    1,181.7
                                                                            ============         ============

     Short-term Debt
     ---------------

     Equitable Life has a $700.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in September 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1999 range from 5.76% to 8.5%. There were no borrowings outstanding under this bank credit facility at December 31, 1999.

     Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $700.0 million bank credit facility. At December 31, 1999, there were $166.9 million outstanding under this program.

     Alliance has a $425.0 million five-year revolving credit facility with a group of commercial banks. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. During July 1999, Alliance increased the size of its commercial paper program by $200.0 million from $425.0 million for a total available limit of $625.0 million. Borrowings from the revolving credit facility and the original commercial paper program may not exceed $425.0 million in the aggregate. The revolving credit facility provides backup liquidity for commercial paper issued under

     Alliance's commercial paper program and can be used as a direct source of borrowing. The revolving credit facility contains covenants that require Alliance to, among other things, meet certain financial ratios. At December 31, 1999, Alliance had commercial paper outstanding totaling $384.7 million at an effective interest rate of 5.9%; there were no borrowings outstanding under Alliance's revolving credit facility.

     In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program to supplement its commercial paper program. ECN's are short-term debt instruments that do not require any back-up liquidity support.

     Long-term Debt
     --------------

     Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 1999, the Company is in compliance with all debt covenants.

     The Company has pledged real estate, mortgage loans, cash and securities amounting to $323.6 million and $640.2 million at December 31, 1999 and 1998, respectively, as collateral for certain short-term and long-term debt.

     At December 31, 1999, aggregate maturities of the long-term debt based on required principal payments at maturity was $3.0 million for 2000 and $848.7 million for 2005 and thereafter.

10)  FEDERAL INCOME TAXES

     A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Federal income tax expense (benefit):
       Current..........................................  $       174.0       $      283.3       $      186.5
       Deferred.........................................          158.0               69.8              (95.0)
                                                          -------------       ------------       ------------
     Total..............................................  $       332.0       $      353.1       $       91.5
                                                          =============       ============       ============

     The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Expected Federal income tax expense................  $       458.4       $      414.3       $      234.7
     Non-taxable minority interest......................          (47.8)             (33.2)             (38.0)
     Non-taxable subsidiary gains.......................          (37.1)              (6.4)               -
     Adjustment of tax audit reserves...................           27.8               16.0              (81.7)
     Equity in unconsolidated subsidiaries..............          (64.0)             (39.3)             (45.1)
     Other..............................................           (5.3)               1.7               21.6
                                                          -------------       ------------       ------------
     Federal Income Tax Expense.........................  $       332.0       $      353.1       $       91.5
                                                          =============       ============       ============

     The components of the net deferred Federal income taxes are as follows:

                                                    DECEMBER 31, 1999                  December 31, 1998
                                              -----------------------------      -----------------------------
                                                 ASSETS         LIABILITIES         Assets         Liabilities
                                              -----------      ------------      ------------      -----------
                                                                        (IN MILLIONS)
     Compensation and related benefits......  $       -        $       37.7      $      235.3      $       -
     Other..................................          -                20.6              27.8              -
     DAC, reserves and reinsurance..........          -               329.7               -              231.4
     Investments............................        115.1               -                 -              364.4
                                              -----------      ------------      ------------      -----------
     Total..................................  $     115.1      $      388.0      $      263.1      $     595.8
                                              ===========      ============      ============      ===========

     At December 31, 1999, in conjunction with the non-qualified employee benefit plans, $236.8 million in deferred tax asset was transferred to the Holding Company. See Note 12 for discussion of the benefit plans transferred.

     The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     DAC, reserves and reinsurance......................  $        83.2       $       (7.7)      $       46.2
     Investments........................................            3.2               46.8             (113.8)
     Compensation and related benefits..................           21.0               28.6                3.7
     Other..............................................           50.6                2.1              (31.1)
                                                          -------------       ------------       ------------
     Deferred Federal Income Tax
       Expense (Benefit)................................  $       158.0       $       69.8       $      (95.0)
                                                          =============       ============       ============

     The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)  REINSURANCE AGREEMENTS

     The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Direct premiums....................................  $       420.6       $      438.8       $      448.6
     Reinsurance assumed................................          206.7              203.6              198.3
     Reinsurance ceded..................................          (69.1)             (54.3)             (45.4)
                                                          -------------       ------------       ------------
     Premiums...........................................  $       558.2       $      588.1       $      601.5
                                                          =============       ============       ============

     Universal Life and Investment-type Product
       Policy Fee Income Ceded..........................  $        69.7       $       75.7       $       61.0
                                                          =============       ============       ============
     Policyholders' Benefits Ceded......................  $        99.6       $       85.9       $       70.6
                                                          =============       ============       ============
     Interest Credited to Policyholders' Account
       Balances Ceded...................................  $        38.5       $       39.5       $       36.4
                                                          =============       ============       ============

     Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

     The Insurance Group cedes 100% of its group life and health business to a third party insurer. Premiums ceded totaled $.1 million, $1.3 million and $1.6 million for 1999, 1998 and 1997, respectively. Ceded death and disability benefits totaled $44.7 million, $15.6 million and $4.3 million for 1999, 1998 and 1997, respectively. Insurance liabilities ceded totaled $510.5 million and $560.3 million at December 31, 1999 and 1998, respectively.

12)  EMPLOYEE BENEFIT PLANS

     The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

     Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

     Components of net periodic pension (credit) cost for the qualified and non-qualified plans follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Service cost.......................................  $        36.7       $       33.2       $       32.5
     Interest cost on projected benefit obligations.....          131.6              129.2              128.2
     Actual return on assets............................         (189.8)            (175.6)            (307.6)
     Net amortization and deferrals.....................            7.5                6.1              166.6
                                                          -------------       ------------       ------------
     Net Periodic Pension Cost (Credit).................  $       (14.0)      $       (7.1)      $       19.7
                                                          =============       ============       ============

     The projected benefit obligations under the qualified and non-qualified pension plans were comprised of:

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Benefit obligations, beginning of year.................................  $    1,933.4       $    1,801.3
     Service cost...........................................................          36.7               33.2
     Interest cost..........................................................         131.6              129.2
     Actuarial (gains) losses...............................................         (53.3)             108.4
     Benefits paid..........................................................        (123.1)            (138.7)
                                                                              ------------       ------------
     Subtotal before transfer...............................................       1,925.3            1,933.4
     Transfer of Non-qualified Pension Benefit Obligation
       to the Holding Company...............................................        (262.5)               -
                                                                              ------------       ------------
     Benefit Obligation, End of Year........................................  $    1,662.8       $    1,933.4
                                                                              ============       ============

     The funded status of the qualified and non-qualified pension plans was as follows:

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Plan assets at fair value, beginning of year...........................  $    2,083.1       $    1,867.4
     Actual return on plan assets...........................................         369.0              338.9
     Contributions..........................................................            .1                -
     Benefits paid and fees.................................................        (108.5)            (123.2)
                                                                              ------------       ------------
     Plan assets at fair value, end of year.................................       2,343.7            2,083.1
     Projected benefit obligations..........................................       1,925.3            1,933.4
                                                                              ------------       ------------
     Excess of plan assets over projected benefit obligations...............         418.4              149.7
     Unrecognized prior service cost........................................          (5.2)              (7.5)
     Unrecognized net (gain) loss from past experience different
       from that assumed....................................................        (197.3)              38.7
     Unrecognized net asset at transition...................................           (.1)               1.5
                                                                              ------------       ------------
     Subtotal before transfer...............................................         215.8              182.4
     Transfer of Accrued Non-qualified Pension Benefit Obligation
       to the Holding Company...............................................         183.0                -
                                                                              ------------       ------------
     Prepaid Pension Cost, Net..............................................  $      398.8       $      182.4
                                                                              ============       ============

     The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $412.2 million and $363.9 million and the accrued liability for pension plans with projected benefit obligations in excess of plan assets was $13.5 million and $181.5 million at December 31, 1999 and 1998, respectively.

     The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 8.0% and 6.38%, respectively, at December 31, 1999 and 7.0% and 3.83%, respectively, at December 31, 1998. As of January 1, 1999 and 1998, the expected long-term rate of return on assets for the retirement plan was 10.0% and 10.25%, respectively.

     The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $.1 million, $28.3 million and $17.3 million, net of Federal income taxes, at December 31, 1999, 1998 and 1997, respectively, primarily representing the excess of the accumulated benefit obligation of the non-qualified pension plan over the accrued liability. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $325.7 million and $36.3 million, respectively, at December 31, 1999 and $309.7 million and $34.5 million, respectively, at December 31, 1998.

     Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $30.2 million, $31.8 million and $33.2 million for 1999, 1998 and 1997, respectively.

     The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1999, 1998 and 1997, the Company made estimated postretirement benefits payments of $29.5 million, $28.4 million and $18.7 million, respectively.

     The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                               1999               1998                1997
                                                         -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)

     Service cost.......................................  $         4.7       $        4.6       $        4.5
     Interest cost on accumulated postretirement
       benefits obligation..............................           34.4               33.6               34.7
     Unrecognized prior service costs...................           (7.0)               -                  -
     Net amortization and deferrals.....................            8.4                 .5                1.9
                                                         -----------------   ----------------   -----------------
     Net Periodic Postretirement Benefits Costs.........  $        40.5       $       38.7       $       41.1
                                                         =================   ================   =================

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Accumulated postretirement benefits obligation, beginning
       of year..............................................................  $      490.4       $      490.8
     Service cost...........................................................           4.7                4.6
     Interest cost..........................................................          34.4               33.6
     Contributions and benefits paid........................................         (29.5)             (28.4)
     Actuarial gains........................................................         (29.0)             (10.2)
                                                                              ------------       ------------
     Accumulated postretirement benefits obligation, end of year............         471.0              490.4
     Unrecognized prior service cost........................................          26.9               31.8
     Unrecognized net loss from past experience different
       from that assumed and from changes in assumptions....................         (86.0)            (121.2)
                                                                              ------------       ------------
     Subtotal before transfer...............................................         411.9              401.0
     Transfer to the Holding Company........................................        (394.1)               -
                                                                              ------------       ------------
     Accrued Postretirement Benefits Cost...................................  $       17.8       $      401.0
                                                                              ============       ============

     Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

     The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 7.5% in 1999, gradually declining to 4.75% in the year 2010, and in 1998 was 8.0%, gradually declining to 2.5% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 8.0% and 7.0% at December 31, 1999 and 1998, respectively.

     If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1999 would be increased 3.55%. The effect of this change on the sum of the service cost and interest cost would be an increase of 3.91%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 1999 would be decreased by 4.38%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 4.96%.

13)  DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivatives
     -----------

     The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1999 and 1998, respectively, was $797.3 million and $880.9 million. The average unexpired terms at December 31, 1999 ranged from two months to 5.0 years. At December 31, 1999, the cost of terminating swaps in a loss position was $1.8 million. Equitable Life maintains an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1999 of contracts purchased and sold were $7,575.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $51.6 million and is being amortized ratably over the contract periods ranging from 1 to 4 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

     DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments primarily for trading purposes and to provide products for its clients. DLJ performs the following activities: writing over-the-counter ("OTC") options to accommodate customer needs; trading in forward contracts in U.S. government and agency issued or guaranteed securities; trading in futures contracts on equity based indices, interest rate instruments, and currencies; and issuing structured products based on emerging market financial instruments and indices. DLJ also enters into swap agreements, primarily equity, interest rate and foreign currency swaps. DLJ is not significantly involved in commodity derivative instruments.

     Fair Value of Financial Instruments
     -----------------------------------

     The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

     Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1999 and 1998.

     Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

     Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

     The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

     The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

     Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

     The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 7 and 8:

                                                                        DECEMBER 31,
                                             --------------------------------------------------------------------
                                                           1999                               1998
                                             ---------------------------------  ---------------------------------
                                                CARRYING         ESTIMATED         Carrying         Estimated
                                                 VALUE          FAIR VALUE          Value           Fair Value
                                             ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
     Consolidated Financial Instruments:
     -----------------------------------
     Mortgage loans on real estate..........  $    3,270.0     $     3,239.3     $     2,809.9     $    2,961.8
     Other limited partnership interests....         647.9             647.9             562.6            562.6
     Policy loans...........................       2,257.3           2,359.5           2,086.7          2,370.7
     Policyholders' account balances -
       investment contracts.................      12,740.4          12,800.5          12,892.0         13,396.0
     Long-term debt.........................         850.9             834.9           1,002.4          1,025.2

     Closed Block Financial Instruments:
     -----------------------------------
     Mortgage loans on real estate..........  $    1,704.2     $     1,650.3     $     1,633.4     $    1,703.5
     Other equity investments...............          36.3              36.3              56.4             56.4
     Policy loans...........................       1,593.9           1,712.0           1,641.2          1,929.7
     SCNILC liability.......................          22.8              22.5              25.0             25.0

     Discontinued Operations Financial
     ---------------------------------
     Instruments:
     ------------
     Mortgage loans on real estate..........  $      454.6     $       467.0     $       553.9     $      599.9
     Fixed maturities.......................          85.5              85.5              24.9             24.9
     Other equity investments...............          55.8              55.8             115.1            115.1
     Guaranteed interest contracts..........          33.2              27.5              37.0             34.0
     Long-term debt.........................         101.9             101.9             147.1            139.8

14)  COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $59.4 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $373.8 million at December 31, 1999, under existing loan or loan commitment agreements.

     Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

     The Insurance Group had $24.9 million of letters of credit outstanding at December 31, 1999.

15)  LITIGATION

     The Company
     -----------

     Life Insurance and Annuity Sales Cases

     A number of lawsuits are pending as individual claims and purported class actions against Equitable Life, its subsidiary insurance company and a former insurance subsidiary. These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance. Some actions are in state courts and others are in U.S. District Courts in different jurisdictions, and are in varying stages of discovery and motions for class certification.

     In general, the plaintiffs request an unspecified amount of damages, punitive damages, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of these cases should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

     Discrimination Case

     Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on the Company's results of operations in any particular period.

     Agent Health Benefits Case

     Equitable Life is a defendant in an action, certified as a class action in March 1999, in the United States District Court for the Northern District of California, alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. The class consists of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of unilateral contract, breach of fiduciary duty and promissory estoppel. The parties are currently engaged in discovery. Although the outcome of any litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on the Company's results of operations in any particular period.

     Prime Property Fund Case

     In January 2000, the California Supreme Court denied the Company's petition for review of an October 1999 decision by the California Superior Court of Appeal. Such decision reversed the dismissal by the Supreme Court of Orange County, California of an action which was commenced in 1995 by a real estate developer in connection with a limited partnership formed in 1991 with the Company on behalf of Prime Property Fund ("PPF"). The Company serves as investment manager for PPF, an open-end, commingled real estate separate account of the Company for pension clients. Plaintiff alleges breach of fiduciary duty and other claims principally in connection with PPF's 1995 purchase and subsequent foreclosure of the loan which financed the partnership's property. Plaintiff seeks compensatory and punitive damages. The case has been remanded to the Superior Court for further proceedings. Although the outcome of litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not this matter will have a material adverse effect on the Company's results of operations in any particular period.


     Alliance Capital
     ----------------

     In July 1995, a class action complaint was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance Holding and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The original complaint was dismissed in 1996; on appeal, the dismissal was affirmed. In October 1996, plaintiffs filed a motion for leave to file an amended complaint, alleging the Fund failed to hedge against currency risk despite representations that it would do so, the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and two Fund advertisements misrepresented the risks of investing in the Fund. In October 1998, the U.S. Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended complaint containing the other allegations. In December 1999, the United States District Court for the Southern District of New York granted the defendants' motion for summary judgment on all claims against all defendants. Later in December 1999, the plaintiffs filed motions for reconsideration of the Court's ruling. These motions are currently pending with the Court.

     In connection with the Reorganization; Alliance assumed any liabilities which Alliance Holding may have with respect to this action. Alliance and Alliance Holding believe that the allegations in the amended complaint are without merit and intend to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance Holding and Alliance do not expect that it will have a material adverse effect on Alliance Holding's or Alliance's results of operations or financial condition.

     DLJSC
     -----

     Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") is a defendant along with certain other parties in a class action complaint involving the underwriting of units, consisting of notes and warrants to purchase common shares, of Rickel Home Centers, Inc. ("Rickel"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code. The complaint seeks unspecified compensatory and punitive damages from DLJSC, as an underwriter and as an owner of 7.3% of the common stock, for alleged violation of Federal securities laws and common law fraud for alleged misstatements and omissions contained in the prospectus and registration statement used in the offering of the units. In April 1999, the complaint against DLJSC and the other defendants was dismissed. The plaintiffs have appealed. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint.

     DLJSC is a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC"). The debentures were canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The litigation seeks compensatory and punitive damages for DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 proceedings. In March 1999, the Court granted motions for summary judgment filed by DLJSC and the other defendants. The plaintiffs have appealed. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint.

     In November 1998, three purported class actions were filed in the U.S. District Court for the Southern District of New York against more than 25 underwriters of initial public offering securities, including DLJSC. The complaints allege that defendants conspired to fix the "fee" paid for underwriting initial public offering securities by setting the underwriters' discount or "spread" at 7%, in violation of the Federal antitrust laws. The complaints seek treble damages in an unspecified amount and injunctive relief as well as attorneys' fees and costs. In March 1999, the plaintiffs filed a consolidated amended complaint. A motion by all defendants to dismiss the complaints on several grounds is pending. Separately, the U.S. Department of Justice has issued a Civil Investigative Demand to several investment banking firms, including DLJSC, seeking documents and information relating to "alleged" price-fixing with respect to underwriting spreads in initial public offerings. The Justice Department has not made any charges against DLJSC or the other investment banking firms. DLJSC is cooperating with the Justice Department in providing the requested information and believes that no violation of law by DLJSC has occurred.

     Although there can be no assurance, DLJ's management does not believe that the ultimate resolution of the litigations described above to which DLJSC is a party will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigations will have a material adverse effect on DLJ's results of operations in any particular period.

     Other Matters

     In addition to the matters described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)  LEASES

     The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 2000 and the four successive years are $111.2 million, $93.3 million, $78.3 million, $71.9 million, $66.5 million and $523.7 million thereafter. Minimum future sublease rental income on these noncancelable leases for 2000 and the four successive years is $5.2 million, $4.1 million, $2.8 million, $2.8 million, $2.8 million and $23.8 million thereafter.

     At December 31, 1999, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2000 and the four successive years is $120.7 million, $113.5 million, $96.0 million, $79.7 million, $74.1 million and $354.6 million thereafter.

17)  OTHER OPERATING COSTS AND EXPENSES

     Other operating costs and expenses consisted of the following:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Compensation costs.................................  $     1,010.6       $      772.0       $      721.5
     Commissions........................................          549.5              478.1              409.6
     Short-term debt interest expense...................           16.7               26.1               31.7
     Long-term debt interest expense....................           76.3               84.6              121.2
     Amortization of policy acquisition costs...........          314.5              292.7              287.3
     Capitalization of policy acquisition costs.........         (709.9)            (609.1)            (508.0)
     Writedown of policy acquisition costs..............          131.7                -                  -
     Rent expense, net of sublease income...............          113.9              100.0              101.8
     Cursitor intangible assets writedown...............            -                  -                120.9
     Other..............................................        1,294.0            1,056.8              917.9
                                                          -------------       ------------       ------------
     Total..............................................  $     2,797.3       $    2,201.2       $    2,203.9
                                                         =================   ================   =================

     During 1997, the Company restructured certain operations in connection with cost reduction programs and recorded a pre-tax provision of $42.4 million. The amount paid during 1999 associated with cost reduction programs totaled $15.6 million. At December 31, 1999, the remaining liabilities associated with cost reduction programs was $8.8 million. The 1997 cost reduction program included costs related to employee termination and exit costs.

18)  INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

     Equitable Life is restricted as to the amounts it may pay as shareholder dividends. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1999, 1998 and 1997, statutory net income (loss) totaled $547.0 million, $384.4 million and ($351.7) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,570.6 million and $4,728.0 million at December 31, 1999 and 1998, respectively. In September 1999, $150.0 million in dividends were paid to the Holding Company by Equitable Life, the first such payment since Equitable Life's demutualization in 1992.

     At December 31, 1999, the Insurance Group, in accordance with various government and state regulations, had $26.8 million of securities deposited with such government or state agencies.

     The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) external and certain internal costs incurred to obtain or develop internal use computer software during the application development stage is capitalized under GAAP but expensed under SAP; (e) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (f) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (g) differences in the accrual methodologies for post-employment and retirement benefit plans.

19)  BUSINESS SEGMENT INFORMATION

     The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. Information for all periods is presented on a comparable basis.

     Intersegment investment advisory and other fees of approximately $75.6 million, $61.8 million and $84.1 million for 1999, 1998 and 1997, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to discontinued operations of $.5 million, $.5 million and $4.2 million for 1999, 1998 and 1997, respectively, are eliminated in consolidation.

     The following tables reconcile each segment's revenues and operating earnings to total revenues and earnings from continuing operations before Federal income taxes and cumulative effect of accounting change as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                               INVESTMENT
                                             INSURANCE          SERVICES         ELIMINATION           TOTAL
                                            -------------     ------------       ------------      ------------
                                                                       (IN MILLIONS)
     1999
     ----
     Segment revenues.....................  $     4,283.0     $    2,052.7       $      (23.8)     $    6,311.9
     Investment (losses) gains............         (199.4)           111.5                -               (87.9)
                                            -------------     ------------       ------------      ------------
     Total Revenues.......................  $     4,083.6     $    2,164.2       $      (23.8)     $    6,224.0
                                            =============     ============       ============      ============

     Pre-tax operating earnings...........  $       895.7     $      427.0       $        -        $    1,322.7
     Investment (losses) gains , net of
       DAC and other charges..............         (208.4)           110.5                -               (97.9)
     Non-recurring DAC adjustments........         (131.7)             -                  -              (131.7)
     Pre-tax minority interest............            -              216.8                -               216.8
                                            -------------     ------------       ------------      ------------
     Earnings from Continuing
       Operations.........................  $       555.6     $      754.3       $        -        $    1,309.9
                                            =============     ============       ============      ============

     Total Assets.........................  $    86,842.7     $   12,961.7       $       (8.9)     $   99,795.5
                                            =============     ============       ============      ============


     1998
     ----
     Segment revenues.....................  $     4,029.8     $    1,438.4       $       (5.7)     $    5,462.5
     Investment gains.....................           64.8             35.4                -               100.2
                                            -------------     ------------       ------------      ------------
     Total Revenues.......................  $     4,094.6     $    1,473.8       $       (5.7)     $    5,562.7
                                            =============     ============       ============      ============

     Pre-tax operating earnings...........  $       688.6     $      284.3       $        -        $      972.9
     Investment gains, net of
       DAC and other charges..............           41.7             27.7                -                69.4
     Pre-tax minority interest............            -              141.5                -               141.5
                                            -------------     ------------       ------------      ------------
     Earnings from Continuing
       Operations.........................          730.3            453.5                -             1,183.8
                                            =============     ============       ============      ============

     Total Assets.........................  $    75,626.0     $   12,379.2       $      (64.4)     $   87,940.8
                                            =============     ============       ============      ============

                                                                   INVESTMENT
                                                INSURANCE           SERVICES        ELIMINATION           TOTAL
                                               -------------     ------------       ------------      ------------

        1997
        ----
        Segment revenues.....................  $     3,990.8     $    1,200.0       $       (7.7)     $    5,183.1
        Investment (losses) gains............         (318.8)           255.1                -               (63.7)
                                               -------------     ------------       ------------      ------------
        Total Revenues.......................  $     3,672.0     $    1,455.1       $       (7.7)     $    5,119.4
                                               =============     ============       ============      ============

        Pre-tax operating earnings...........  $       507.0     $      258.3       $        -        $      765.3
        Investment (losses) gains, net of
          DAC and other charges..............         (292.5)           252.7                -               (39.8)
        Non-recurring costs and expenses.....          (41.7)          (121.6)               -              (163.3)
        Pre-tax minority interest............            -              108.5                -               108.5
                                               -------------     ------------       ------------      ------------
        Earnings from Continuing
          Operations.........................  $       172.8     $      497.9       $        -        $      670.7
                                               =============     ============       ============      ============

        Total Assets.........................  $    67,762.4     $   13,691.4       $      (96.1)     $   81,357.7
                                               =============     ============       ============      ============


20)  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

     The quarterly results of operations for 1999 and 1998 are summarized below:

                                                                 THREE MONTHS ENDED
                                     ------------------------------------------------------------------------
                                        MARCH 31           JUNE 30          SEPTEMBER 30         DECEMBER 31
                                     -------------      -------------       ------------         ------------
                                                                    (IN MILLIONS)
     1999
     ----
     Total Revenues................  $     1,484.3      $     1,620.3       $    1,512.1         $    1,607.3
                                     =============      =============       ============         ============

     Earnings from Continuing
       Operations..................  $       187.3      $       222.6       $      186.5         $      182.1
                                     =============      =============       ============         ============

     Net Earnings..................  $       182.0      $       221.3       $      183.1         $      220.2
                                     =============      =============       ============         ============

     1998
     ----
     Total Revenues................  $     1,470.2      $     1,422.9       $    1,297.6         $    1,372.0
                                     =============      =============       ============         ============

     Earnings from Continuing
       Operations..................  $       212.8      $       197.0       $      136.8         $      158.9
                                     =============      =============       ============         ============

     Net Earnings..................  $       213.3      $       198.3       $      137.5         $      159.1
                                     =============      =============       ============         ============

21)  INVESTMENT IN DLJ

     At December 31, 1999, the Company's ownership of DLJ interest was approximately 31.71%. The Company's ownership interest in DLJ will continue to be reduced upon the exercise of options granted to certain DLJ employees and the vesting of forfeitable restricted stock units acquired by DLJ employees. DLJ restricted stock units represent forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

     The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

     Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)
     Assets:
     Trading account securities, at market value............................  $   27,982.4       $   13,195.1
     Securities purchased under resale agreements...........................      29,538.1           20,063.3
     Broker-dealer related receivables......................................      44,998.1           34,264.5
     Other assets...........................................................       6,493.5            4,759.3
                                                                              ------------       ------------
     Total Assets...........................................................  $  109,012.1       $   72,282.2
                                                                              ============       ============

     Liabilities:
     Securities sold under repurchase agreements............................  $   56,474.4       $   35,775.6
     Broker-dealer related payables.........................................      37,207.4           26,161.5
     Short-term and long-term debt..........................................       6,518.6            3,997.6
     Other liabilities......................................................       4,704.5            3,219.8
                                                                              ------------       ------------
     Total liabilities......................................................     104,904.9           69,154.5
     DLJ's company-obligated mandatorily redeemed preferred
       securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
     Total shareholders' equity.............................................       3,907.2            2,927.7
                                                                              ------------       ------------
     Total Liabilities, Cumulative Exchangeable Preferred Stock and
       Shareholders' Equity.................................................  $  109,012.1       $   72,282.2
                                                                              ============       ============

     DLJ's equity as reported...............................................  $    3,907.2       $    2,927.7
     Unamortized cost in excess of net assets acquired in 1985
       and other adjustments................................................          22.9               23.7
     The Holding Company's equity ownership in DLJ..........................      (1,341.4)          (1,002.4)
     Minority interest in DLJ...............................................      (1,479.3)          (1,118.2)
                                                                              ------------       ------------
     The Company's Carrying Value of DLJ....................................  $    1,109.4       $      830.8
                                                                              ============       ============

     Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                1999               1998               1997
                                                            ------------       ------------      -------------
                                                                               (IN MILLIONS)

     Commission, fees and other income..................... $    4,145.1       $    3,150.5      $     2,430.7
     Net investment income.................................      2,175.3            2,189.1            1,652.1
     Principal Transactions, net...........................        825.9               67.4              557.7
                                                            ------------       ------------      -------------
     Total revenues........................................      7,146.3            5,407.0            4,640.5
     Total expenses including income taxes.................      6,545.6            5,036.2            4,232.2
                                                            ------------       ------------      -------------
     Net earnings..........................................        600.7              370.8              408.3
     Dividends on preferred stock..........................         21.2               21.3               12.2
                                                            ------------       ------------      -------------
     Earnings Applicable to Common Shares.................. $      579.5       $      349.5      $       396.1
                                                            ============       ============      =============

     DLJ's earnings applicable to common shares as
       reported............................................ $      579.5       $      349.5      $       396.1
     Amortization of cost in excess of net assets
       acquired in 1985....................................          (.9)               (.8)              (1.3)
     The Holding Company's equity in DLJ's earnings........       (222.7)            (136.8)            (156.8)
     Minority interest in DLJ..............................       (172.9)             (99.5)            (109.1)
                                                            ------------       ------------      -------------
     The Company's Equity in DLJ's Earnings................ $      183.0       $      112.4      $       128.9
                                                            ============       ============      =============

22)  ACCOUNTING FOR STOCK-BASED COMPENSATION

     The Holding Company sponsors a stock incentive plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1999, 1998 and 1997 would have been $757.1 million, $678.4 million and $426.3 million, respectively.

     The fair values of options granted after December 31, 1994, used as a basis for the pro forma disclosures above, were estimated as of the grant dates using the Black-Scholes option pricing model. The option pricing assumptions for 1999, 1998 and 1997 follow:

                                 HOLDING COMPANY                      DLJ                            ALLIANCE
                          ------------------------------ ------------------------------- ----------------------------------
                            1999      1998       1997      1999       1998      1997       1999       1998         1997
                          --------- ---------- --------- ---------- --------- ---------- --------- ------------ -----------
     Dividend yield......  0.31%      0.32%     0.48%      0.56%      0.69%     0.86%     8.70%       6.50%       8.00%

     Expected volatility.   28%        28%       20%        36%        40%       33%       29%         29%         26%

     Risk-free interest
       rate..............  5.46%      5.48%     5.99%      5.06%      5.53%     5.96%     5.70%       4.40%       5.70%

     Expected life
       in years..........    5          5         5          5          5         5         7          7.2         7.2

     Weighted average
       fair value per
       option at
       grant-date........  $10.78    $11.32     $6.13     $17.19     $16.27    $10.81     $3.88       $3.86       $2.18

     A summary of the Holding Company, DLJ and Alliance's option plans follows:

                                     HOLDING COMPANY                     DLJ                         ALLIANCE
                               ----------------------------- ----------------------------- -----------------------------
                                                 Weighted                      Weighted                     Weighted
                                                 Average                       Average                       Average
                                                 Exercise                      Exercise                     Exercise
                                                 Price of                      Price of                     Price of
                                   Shares        Options         Shares        Options         Units         Options
                               (In Millions)   Outstanding   (In Millions)   Outstanding   (In Millions)   Outstanding
                               --------------- ------------- --------------- ------------- -----------------------------
     Balance as of
       January 1, 1997........      13.4           $10.40         22.2         $14.03           10.0          $ 9.54
       Granted................       6.4           $20.93          6.4         $30.54            2.2          $18.28
       Exercised..............      (3.2)          $10.13          (.2)        $16.01           (1.2)         $ 8.06
       Forfeited..............       (.8)          $11.72          (.2)        $13.79            (.4)         $10.64
                               ---------------               -------------                 ---------------

     Balance as of
       December 31, 1997......      15.8           $14.53         28.2         $17.78           10.6          $11.41
       Granted................       8.6           $33.13          1.5         $38.59            2.8          $26.28
       Exercised..............      (2.2)          $10.59         (1.4)        $14.91            (.9)         $ 8.91
       Forfeited..............       (.8)          $23.51          (.1)        $17.31            (.2)         $13.14
                               ---------------               -------------                 ---------------

     Balance as of
       December 31, 1998......      21.4           $22.00         28.2         $19.04           12.3          $14.92
       Granted................       4.3           $31.70          4.8         $45.23            2.0          $30.18
       Exercised..............      (2.4)          $13.26         (2.2)        $34.61           (1.5)         $ 9.51
       Forfeited..............       (.6)          $24.29          (.1)        $15.85            (.3)         $17.79
                               ---------------               -------------                 ---------------

     Balance as of
       December 31, 1999......      22.7           $24.60         30.7         $23.30           12.5          $17.95
                               ===============               =============                 ===============

     Information about options outstanding and exercisable at December 31, 1999 follows:

                                    Options Outstanding                            Options Exercisable
                     ---------------------------------------------------   -------------------------------------
                            Weighted
                                            Average         Weighted                               Weighted
      Range of             Number          Remaining        Average             Number              Average
      Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
       Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
-------------------- ------------------ ---------------- ---------------   ------------------   ----------------

       Holding
       Company
--------------------
$ 9.06   -$13.88             5.6               4.2            $10.50             10.9                $18.98
$14.25   -$22.63             5.2               7.7            $20.95              -                    -
$25.32   -$34.59             8.2               8.7            $29.08              -                    -
$40.97   -$41.28             3.7               8.6            $41.28              -                    -
                      -----------------                                    ------------------
$ 9.06   -$41.28            22.7               7.3            $24.60             10.9                $18.98
                      ================= ================ ===============   ==================   ================

         DLJ
--------------------
$13.50    -$25.99           20.2               8.4            $14.61             20.6                $16.62
$26.00    -$38.99            4.9               7.8            $33.99              -                    -
$39.00    -$52.875           4.8               9.0            $43.28              -                    -
$53.00    -$76.875            .8               9.7            $57.09              -                    -
                      -----------------                                    ------------------
$13.50    -$76.875          30.7               8.4            $23.30             20.6                $16.62
                      ================= ================ ===============   ==================   ================

      Alliance
--------------------
$ 3.66    -$ 9.81            2.6               3.8            $ 8.31              2.2                $ 8.12
$ 9.88    -$12.56            3.3               5.6            $11.16              2.6                $10.92
$13.75    -$18.47            1.8               7.9            $18.34               .7                $18.34
$18.78    -$26.31            2.8               8.9            $26.16               .6                $26.06
$27.31    -$30.94            2.0               9.9            $30.24              -                    -
                      -----------------                                    ------------------
$ 3.66    -$30.94           12.5               7.0            $17.95              6.1                $12.12
                      ================= ================ ===============   ==================   ================


                                     PART C

                               OTHER INFORMATION
                               -----------------

Item 24. Financial Statements and Exhibits.

         (a) Financial Statements included in Part B.


          1.  Separate Account No. 49:

                - Report of Independent Accountants - PricewaterhouseCoopers
                  LLP;
                - Statements of Assets and Liabilities for the Year Ended
                  December 31, 1999;
                - Statements of Operations for the Year Ended December 31, 1999;
                - Statements of Changes in Net Assets for the Years Ended
                  December 31, 1999 and 1998; and
                - Notes to Financial Statements.

          2.    The Equitable Life Assurance Society of the United States:

                - Report of Independent Accountants - PricewaterhouseCoopers
                  LLP;
                - Consolidated Balance Sheets as of December 31, 1999 and
                  1998;
                - Consolidated Statements of Earnings for Years Ended
                  December 31, 1999, 1998 and 1997;
                - Consolidated Statements of Equity for Years Ended December
                  31, 1999, 1998 and 1997;
                - Consolidated Statements of Cash Flows for Years Ended
                  December 31, 1999, 1998 and 1997; and
                - Notes to Consolidated Financial Statements.

         (b) Exhibits.

         The following exhibits are filed herewith:

         1. Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

         2.   Not applicable.

         3. (a) Form of Distribution Agreement among Equitable Distributors, Inc., Separate Account Nos. 45 and 49 and The Equitable Life Assurance Society of the United States, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

              (b) Form of Distribution Agreement dated as of January 1, 1998 among The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of certain separate accounts and Equitable Distributors, Inc., previously filed with this Registration Statement, File No. 333-05593 on May 1, 1998.

              (c) Form of Sales Agreement among Equitable Distributors, Inc., as Distributor, a Broker-Dealer (to be named) and a General Agent (to be named), previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

              4. (a) Form of group annuity contract no. 1050-94IC, incorporated herein by reference to Exhibit 4(a) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (b) Forms of group annuity certificate nos. 94ICA and 94ICB, incorporated herein by reference to Exhibit 4(b) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (c) Forms of data pages no. 94ICA/BIM (IRA) and (NQ), incorporated herein by reference to Exhibit 4(d) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (d) Forms of data pages for Rollover IRA, IRA Assured Payment Option, IRA Assured Payment Option Plus, Accumulator, Assured Growth Plan, Assured Growth Plan (Flexible Income Program), Assured Payment Plan (Period Certain) and Assured Payment Plan (Life with a Period Certain), incorporated herein by reference to Exhibit 4(f) to the Registration Statement on Form N-4 (File No. 33-83750), filed August 31, 1995.

              (e) Forms of data pages for Rollover IRA, IRA Assured Payment Option Plus and Accumulator, incorporated herein by reference to Exhibit 4(g) to the Registration Statement on Form N-4 (File No. 33-83750), filed April 23, 1996.

              (f) Forms of data pages for the Rollover IRA, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

              (g) Forms of data pages for Accumulator and Rollover IRA, previously filed with this Registration Statement No. 333-05593 on October 9, 1996.

              (h) Forms of data pages for Accumulator-IRA and Accumulator-NQ, previously filed with this Registration Statement No. 333-05593 on April 30, 1997.

              (i) Forms of data pages for Accumulator-IRA and Accumulator-NQ, previously filed with this Registration Statement No. 333-05593 on December 31, 1997.

              (j) Form of endorsement No. 98ENJONQI to Contract Form No. 1050-94IC and the Certificates under the Contract, previously filed with this Registration Statement No. 333-05593 on December 31, 1997.

              (k) Form of endorsement No. 98Roth to Contract Form No. 1050-94IC and the Certificates under the Contract, previously filed with this Registration Statement No. 333-05593 on December 31, 1997.

              (l) Form of endorsement no. 95ENLCAI to contract no. 1050-94IC and data pages no. 94ICA/BLCA, incorporated herein by reference to Exhibit 4(e) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (m) Forms of endorsement nos. 94ENIRAI, 94ENNQI and 94ENMVAI to contract no. 1050-94IC and data pages nos. 94ICA/BIM and 94ICA/BMVA, incorporated herein by reference to Exhibit 4(c) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (n) Form of Guaranteed Minimum Income Benefit Endorsement to Contract Form No. 10-50-94IC and the Certificates under the Contract, incorporated herein by reference to Exhibit 4(h) to the Registration Statement on Form N-4 (File No. 33-83750), filed April 23, 1996.

              (o) Forms of data pages for the Accumulator, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

              (p) Form of Custodial Owned Roth IRA endorsement no. 98COROTH to Contract No. 1050-94IC, previously filed with this Registration Statement No. 333-05593 on May 1, 1998.

              (q) Form of Defined Benefit endorsement no. 98ENDBQPI to Contract No. 1050-94IC, incorporated herein by reference to
                   Exhibit 4 (j) to the Registration Statement on Form N-4 (File No. 333-31131), filed May 1, 1998.

              (r) Form of Guaranteed Interest Account endorsement no. 98ENGIAII, and data pages 94ICA/B, previously filed with this Registration Statement No. 333-05593 on May 1, 1998.

              (s) Form of data pages for Equitable Accumulator TSA, previously filed with this Registration Statement, File No. 333-05593 on May 22, 1998.

              (t) Form of Endorsement Applicable to TSA Certificates, previously filed with this Registration Statement, File No. 333-05593 on May 22, 1998.

              (u)  Form of data pages for Equitable Accumulator (IRA, NQ, QP and
                   TSA), previously filed with this Registration Statement, File No. 333-05593 on November 30, 1998.

              (v) Form of data pages (as revised), for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-05593 on December 28, 1998.

              (w) Form of Endorsement No. 98 ENIRAI to Contract No. 1050-94IC and the Certificate under the Contract, previously filed with this Registration Statement No. 333-05593 on December 28, 1998.


              (x) Forms of data pages for Equitable Accumulator Flexible Premium IRA and Flexible Premium Roth IRA, previously filed with this Registration Statement, File No. 333-05593 on April 30, 1999.


              (y) Form of data pages for Equitable Accumulator Contracts (NQ, QP and TSA), previously filed with this Registration Statement, File No. 333-05593 on April 30, 1999.

              (z) Form of data pages for the new version of Equitable Accumulator previously filed with this Registration Statement, File No. 333-05593 on Form N-4 on November 23, 1999.

           (a)(a) Form of endorsement (Form No. 2000 ENIRAI-IM) to be used with IRA certificates.

         5. (a) Forms of application used with the IRA, NQ and Fixed Annuity Markets, incorporated herein by reference to Exhibit 5(a) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (b)  Forms of Enrollment Form/Application for Rollover IRA,
                   Choice Income Plan and Accumulator, incorporated herein by reference to Exhibit 5(b)(i) to the Registration Statement on Form N-4 (File No. 33-83750), filed April 23, 1996.

              (c) Form of Enrollment Form/Application for Equitable Accumulator, previously filed with this Registration Statement No. 333-05593 on April 30, 1997.

              (d) Form of Enrollment Form/Application for Equitable Accumulator, previously filed with this Registration Statement No. 333-05593 on December 31, 1997.

              (e) Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ AND QP), previously filed with this Registration Statement No. 333-05593 on May 1, 1998.

              (f) Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-05593 on May 22, 1998.

              (g) Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-05593 on November 30, 1998.

              (h) Form of Enrollment Form/Application (as revised) for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed wih this Registration Statement No. 333-05593 on December 28, 1998.

              (i) Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement File No. 333-05593 on April 30, 1999.

         6. (a) Restated Charter of Equitable, as amended January 1, 1997, previously filed with this Registration Statement No. 333-05593 on March 6, 1997.

              (b) By-Laws of Equitable, as amended November 21, 1996, previously filed with this Registration Statement No. 333-05593 on March 6, 1997.

         7.   Not applicable.

         8. Form of Participation Agreement among EQ Advisors Trust, Equitable, Equitable Distributors, Inc. and EQ Financial Consultants, Inc., (now AXA Advisors, LLC) incorporated by reference to the Registration Statement of EQ Advisors Trust on Form N-1A. (File Nos. 333-17217 and 811-07953).

         9. (a) Opinion and Consent of Jonathan E. Gaines, Esq., Vice President and Associate General Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 333-05593 on April 30, 1998.

              (b) Opinion and Consent of Robin Wagner, Esq., Vice President and Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement, File No. 333-05593 on November 23, 1999.

        10.   (a)     Consent of PricewaterhouseCoopers LLP.

              (b)     Powers of Attorney.


        11.   Not applicable.

        12.   Not applicable.

        13.   (a)  Formulae for Determining Money Market Fund Yield for a
                   Seven-Day Period for the INCOME MANAGER, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

              (b) Formulae for Determining Cumulative and Annualized Rates of Return for the INCOME MANAGER, previously filed with this Registration Statement No. 333-05593 on June 10, 1997.

              (c) Formulae for Determining Standardized Performance Value and Annualized Average Performance Ratio for INCOME MANAGER Certificates, previously filed with this Registration Statement No. 333-05593 on June 10, 1997.

Item 25: Directors and Officers of Equitable.

         Set forth below is information regarding the directors and principal officers of Equitable. Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

DIRECTORS



Francoise Colloc'h                          Director
AXA
23, Avenue Matignon
75008 Paris, France

Henri de Castries                           Director
AXA
23, Avenue Matignon
75008 Paris, France


Joseph L. Dionne                            Director
198 North Wieton Rd.
New Canaan, Ct 06840


Denis Duverne                               Director
AXA
23, Avenue Matignon
75008 Paris, France


Jean-Rene Fourtou                           Director
Aventis
25 Quai Paul Doumer
92408 Courbevoie Cedex,
France


Norman C. Francis                           Director
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA 70125

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

Donald J. Greene                            Director
LeBouef, Lamb, Greene & MacRae
125 West 55th Street
New York, NY 10019-4513

John T. Hartley                             Director
Harris Corporation
1025 NASA Boulevard
Melbourne, FL 32919


John H.F. Haskell, Jr.                      Director
SBC Warburg Dillon Read LLC
299 Park Ave 40th Floor
New York, NY 10171

Mary R. (Nina) Henderson                    Director
Bestfoods
International Plaza
700 Sylvan Avenue
Englewood Cliffs, NJ 07632-9976


W. Edwin Jarmain                            Director
Jarmain Group Inc.
121 King Street West
Suite 2525
Toronto, Ontario M5H 3T9,
Canada

George T. Lowy                              Director
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY 10019

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------


Didier Pineau-Valencienne                   Director
Credit Suisse First Boston
64, rue de Miromesmil
75008 Paris, France


George J. Sella, Jr.                        Director
P.O. Box 397
Newton, NJ 07860

Peter J. Tobin                              Director
St. John's University
8000 Utopia Parkway
Jamaica, NY  11439

Dave H. Williams                            Director
Alliance Capital Management Corporation
1345 Avenue of the Americas
New York, NY 10105

OFFICER-DIRECTORS
-----------------

*Michael Hegarty                            President, Chief Operating
                                            Officer and Director

*Edward D. Miller                           Chairman of the Board,
                                            Chief Executive Officer
                                            and Director

*Stanley B. Tulin                           Vice Chairman of the Board,
                                            Chief Financial Officer and Director

OTHER OFFICERS
--------------

*Leon Billis                                Executive Vice President
                                            and Chief Information Officer

*Derry Bishop                               Executive Vice President and
                                            Chief Agency Officer

*Harvey Blitz                               Senior Vice President

*Robert T. Brockbank                        Executive Vice President and
                                            AXA Group Deputy Chief
                                            Information Officer

*Kevin R. Byrne                             Senior Vice President and Treasurer

*John A. Caroselli                          Executive Vice President


*Selig Ehrlich                              Senior Vice President and
                                            Chief Actuary


*Alvin H. Fenichel                          Senior Vice President and
                                            Controller

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

*Paul J. Flora                              Senior Vice President and Auditor


*Robert E. Garber                           Executive Vice President and
                                            Chief Legal Officer


*James D. Goodwin                           Vice President

*Edward J. Hayes                            Senior Vice President


*Craig Junkins                              Senior Vice President


*Donald R. Kaplan                           Senior Vice President and Chief
                                            Compliance Officer and Associate
                                            General Counsel

*Michael S. Martin                          Executive Vice President and Chief
                                            Marketing Officer

*Richard J. Matteis                         Executive Vice President

*Peter D. Noris                             Executive Vice President and Chief
                                            Investment Officer

*Brian S. O'Neil                            Executive Vice President

*Anthony C. Pasquale                        Senior Vice President

*Pauline Sherman                            Senior Vice President, Secretary
                                            and Associate General Counsel

*Samuel B. Shlesinger                       Senior Vice President


*Richard V. Silver                          Senior Vice President and
                                            General Counsel


*Jose Suquet                                Senior Executive Vice President and
                                            Chief Distribution Officer

*Naomi J. Weinstein                         Vice President

*Gregory Wilcox                             Executive Vice President

*R. Lee Wilson                              Executive Vice President

*Maureen K. Wolfson                         Vice President

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.


          Separate Account No. 49 of The Equitable Life Assurance Society of the United States (the "Separate Account") is a separate account of Equitable. Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company"), a publicly traded company.


          The largest stockholder of the Holding Company is AXA which as of December 31, 1999 beneficially owned 58.0% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

AXA Financial, Inc. (formerly the Equitable Companies, Incorporated) (1991) (Delaware)


    Donaldson Lufkin & Jenrette, Inc. (1933) (Delaware) (38.31%)
    (See Addendum B(1) for subsidiaries)

    AXA Client Solutions, LLC (1999) (Delaware)

        AXA Distribution Holding Corporation (1999) (Delaware)

            AXA Advisors, LLC (formerly EQ Financial Consultants, Inc. (1971) Delaware)(a)(b)

        The Equitable Life Assurance Society of the United States (1989) (New York)(a)(b)

             The Equitable of Colorado, Inc. (l983) (Colorado)


             EVLICO East Ridge, Inc. (1995) (California)

             GP/EQ Southwest, Inc. (1995) (Texas)

             Franconom, Inc. (1985) (Pennsylvania) (50.00%)

             Frontier Trust Company (1987) (North Dakota)

             Gateway Center Buildings, Garage, and Apartment Hotel, Inc. (inactive) (pre-l970) (Pennsylvania)

             Equitable Deal Flow Fund, L.P.

                 Equitable Managed Assets (Delaware)

             Real Estate Partnership Equities (various)

             EREIM LP Associates (99%)

                 EML Associates, L.P. (19.8%)

             Alliance Capital Management L.P. (2.7% limited partnership interest)


             ACMC, Inc. (1991) (Delaware)(s) (Note 5)

                 Alliance Capital Management L.P. (1988) (Delaware) (38.6% limited partnership interest)

             EVSA, Inc. (1992) (Pennsylvania)

             Prime Property Funding, Inc. (1993) (Delaware)

             Wil Gro, Inc. (1992) (Pennsylvania)

             Equitable Underwriting and Sales Agency (Bahamas) Limited (1993) (Bahamas)



(a) Registered Broker/Dealer      (b) Registered Investment Advisor

    AXA Client Solutions, LLC (cont.)
       AXA Distribution Holding Corp. (cont.)
       Equitable Life Assurance Society of the United States (cont.)


             Fox Run, Inc. (1994) (Massachusetts)

             STCS, Inc. (1992) (Delaware)

             CCMI Corporation (1994) (Maryland)

             HVM Corporation (199 ) (Maryland)

             EVSA Incorporated (    ) (Delaware)

             FTM Corporation (1994) (Maryland)

             Equitable BJVS, Inc. (1992) (California)

             Equitable Rowes Wharf, Inc. (1995) (Massachusetts)


             ELAS Realty, Inc. (1996) (Delaware)

             ELAS Realty, Inc. (Georgia)

             Equitable Structured Settlement Corporation (1996) (Delaware)

             Prime Property Funding II, Inc. (1997) (Delaware)

             Sarasota Prime Hotels, Inc. (1997) (Florida)

             ECLL, Inc. (1997) (Michigan)


             Equitable Holdings LLC (1997) (New York) (into which Equitable Holding Corporation was merged in 1997)

               ELAS Securities Acquisition Corp. (l980) (Delaware)

               100 Federal Street Realty Corporation (    ) (Massachusetts)

               100 Federal Street Funding Corporation (Massachusetts)

               EquiSource of New York, Inc. (1986) (New York) (See Addendum A for subsidiaries)

               Equitable Casualty Insurance Company (l986) (Vermont)

               EREIM LP Corp. (1986) (Delaware)


                   EREIM LP Associates (L.P.) (1%)

                       EML Associates (L.P.) (.02%)


(a) Registered Broker/Dealer      (b) Registered Investment Advisor

  AXA Client Solutions, LLC (cont.)
     AXA Distribution Holding Corp. (cont.)
     The Equitable Life Assurance Society of the United States (cont.)

        Equitable Holdings, LLC (cont.)


              Equitable JVS, Inc. (1988) (Delaware)

                   Astor/Broadway Acquisition Corp. (1990) (New York)

                   Astor Times Square Corp. (1990) (New York)

                   PC Landmark, Inc. (1990) (Texas)

                   Equitable JVS II, Inc. (1994) (Maryland)


                   EJSVS, Inc. (1995) (New Jersey)

              Donaldson, Lufkin & Jenrette, Inc. (1985 by EIC; 1993 by EQ and
              EHC) (Delaware) (31.47%) (See Addendum B(1) for subsidiaries)

              JMR Realty Services, Inc. (1994) (Delaware)

              Equitable Investment Corporation (l97l) (New York)


                   Stelas North Carolina Limited Partnership (50% limited partnership interest) (l984)

                   Equitable JV Holding Corporation (1989) (Delaware)

                   Alliance Capital Management Corporation (l991) (Delaware) (b) (See Addendum B(2) for subsidiaries)


                   Equitable Capital Management Corporation (l985)
                   (Delaware) (b)
                      Equitable Capital Private Income and Equity
                      Partnership II, L.P. (Delaware)


                   EQ Services, Inc. (1992) (Delaware)

                   EREIM Managers Corp. (1986) (Delaware)


                      ML/EQ Real Estate Portfolio, L.P. (Delaware)

                          EML Associates, L.P. (New York)


                   (a) Registered Broker/Dealer (b) Registered Investment
                   Advisor

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES


                            ADDENDUM A - SUBSIDIARY
                        OF EQUITABLE HOLDINGS, LLC
                       HAVING MORE THAN FIVE SUBSIDIARIES

            -------------------------------------------------------

EquiSource of New York, Inc. (formerly Traditional Equinet Business Corporation of New York) has the following subsidiaries that are brokerage companies to make available to Equitable Agents within each state traditional (non-equity) products and services not manufactured by Equitable:

      EquiSource of Alabama, Inc. (1986) (Alabama)
      EquiSource of Arizona, Inc. (1986) (Arizona)
      EquiSource of Arkansas, Inc. (1987) (Arkansas)
      EquiSource Insurance Agency of California, Inc. (1987) (California) EquiSource of Colorado, Inc. (1986) (Colorado)
      EquiSource of Delaware, Inc. (1986) (Delaware)
      EquiSource of Hawaii, Inc. (1987) (Hawaii)
      EquiSource of Maine, Inc. (1987) (Maine)
      EquiSource Insurance Agency of Massachusetts, Inc. (1988)
      (Massachusetts)
      EquiSource of Montana, Inc. (1986) (Montana)
      EquiSource of Nevada, Inc. (1986) (Nevada)
      EquiSource of New Mexico, Inc. (1987) (New Mexico)
      EquiSource of Pennsylvania, Inc. (1986) (Pennsylvania)

      EquiSource of Puerto Rico, Inc. (1997) (Puerto Rico)

      EquiSource Insurance Agency of Utah, Inc. (1986) (Utah)
      EquiSource of Washington, Inc. (1987) (Washington)
      EquiSource of Wyoming, Inc. (1986) (Wyoming)

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES
                      ADDENDUM B - INVESTMENT SUBSIDIARIES
                       HAVING MORE THAN FIVE SUBSIDIARIES

                      ------------------------------------

Donaldson, Lufkin & Jenrette, Inc. has the following subsidiaries, and approximately 150 other subsidiaries, most of which are special purpose\subsidiaries (the number fluctuates according to business needs):

         Donaldson, Lufkin & Jenrette, Securities Corporation (1985) (Delaware) (a) (b)
              Wood, Struthers & Winthrop Management Corp. (1985)
              (Delaware) (b)
         Autranet, Inc. (1985) (Delaware) (a)
         DLJ Real Estate, Inc.
         DLJ Capital Corporation (b)
         DLJ Mortgage Capital, Inc. (1988) (Delaware)

Alliance Capital Management Corporation (as general partner) (b) has the following subsidiaries:


      Alliance Capital Management L.P. (1988) (Delaware) (b)
            Albion Alliance LLC  (Delaware) (37.6%)
            Cursitor Alliance LLC (Delaware) (93%)
            Cursitor Alliance Holdings Ltd.  (U.K.)
             Draycott Partners, Ltd  (MA)
             Cursitor Alliance Services Ltd.  (U.K.)
             Cursitor Management Co. S.A.  (Lux.)
             Alliance Asset Allocation Ltd.  (U.K.)
                Cursitor Eaton Asset Allocation Management Co. (NY) (50%) Alliance Cecogest S.A. (France) (75%)
                      Cursitor Courtage SARL  (France)
                      Cursitor Gestion S.A.  (France)
    Alliance Capital Management Corporation of  Delaware  (Delaware) (100%)
      Alliance Fund Services, Inc.  (Delaware) (a)
      Alliance Fund Distributors, Inc.  (Delaware) (a)
      Alliance Capital Oceanic Corp.  (Delaware)
      Alliance Capital Management (Brazil) Ltd.  (Brazil) (99%)
      Alliance Capital Management Australia Limited  (Australia)
      Meiji - Alliance Capital Corp.  (Delaware) (50%)
      Alliance Capital (Luxembourg) S.A.  (Lux.) (99%)
      Alliance Barra Research Institute, Inc.  (Delaware)
      Alliance Capital Management Canada, Inc.  (Delaware)
      Alliance Capital Global Derivatives Corp.  (Delaware)
      ACM Fund Services, S.A.  (Lux.) (99%)
         ACM Fund Services (Espana) S.L.  (Spain)
      Alliance Capital Management (Singapore) Ltd.  (Singapore)
      ACM CIIC Investment Management Ltd.  (Cayman Islands) (54%)
      ACM Software Services Ltd.  (Delaware)
      East Fund Managementberatung GmbH.  (Australia) (51%)
        Albion Alliance EFM  (Czech) (49%)
        East Fund Management (Cyprus) Ltd.  (Cyprus) (99%)
          EFM Consultanta Financiara Bucuresti SRL  (Romania)
      Alliance Capital (Mauritius) Private Ltd.  (Mauritius)
            Alliance Capital Asset Management (India) Private Ltd.
               (India) (75%)
         ACSYS Software India Private Ltd.  (India) (51%)
       ACAM Trust Company Private Ltd.  (India)
       Alliance Eastern Europe, Inc.  (Delaware)
       Alliance Capital Management (Asia) Ltd.  (Delware)
       Alliance Capital Management (Turkey) Ltd.  (Turkey)
       Alliance Capital Mangement (Japan) Inc. 1261  (Delaware)
          Alliance Capital Invest Tr. Mgmt. K.K.  (Japan)
       Alliance Capital Limited  (U.K)
          Alliance Capital Services Ltd.  (U.K.)
                      Dimentional Trust Management Ltd.  (U.K)
       Alliance Corporate Finance Group Inc.  (Delaware)
       BCN Alliance Capital Management SA  (Brazil) (50%)
       Przymierze Trust Fund Co.  (Poland) (49%)
       Alliance SBS-AGRO Captial Management Co.  (Russia) (49%)
       Pekao/Alliance PTE S.A.  (Poland) (49%)
       Whittingdale Holdings Ltd.  (U.K.)
          Alliance Capital Whittingdale Ltd.  (U.K)
          ACM Investments Ltd.  (U.K.)
          Whittingdale Nominees Ltd.  (U.K.)
        Hanwha Investment Trust Mgmt. Co., Ltd.  (South Korea) (20%)
        New Alliance Asset Mangement (Asia) Ltd.  (H.K.) (50%)
        ACM New-Alliance (Luxemborg) S.A.  (Lux.)
        Alliance Odyssey Capital Mgmt. (Porprietary) Ltd.  (South Africa) (80%)
         Alliance-MBCA Capital (Private) Ltd.  (Zimbabwe) (50%)
         Alliance Odyssey Capital Mgmt. (Nambia) (Proprietary) Ltd.  (Nambia)



             (a) Registered Broker/Dealer      (b) Registered Investment Advisor

                               AXA GROUP CHART

The information listed below is dated as of January 1, 2000; percentages shown represent voting power. The name of the owner is noted when AXA indirectly controls the company.

                          AXA INSURANCE AND REINSURANCE

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

AXA Assurances IARD               France         100% by AXA France Assurance

AXA Assurances Vie                France         6.48% by AXA Assurances IARD,
                                                 82.40% by AXA France Assurance
                                                 and 11.13% by AXA Collectives

AXA Courtage IARD                 France         99.77% by AXA France Assurance

AXA Conseil Vie                   France         100% by AXA France Assurance

AXA Conseil IARD                  France         100% by AXA France Assurance

Direct Assurances Vie             France         100% by AXA Direct

Juridica                          France         7.81% by AXA Assurance IARD,
                                                 89.27% by AXA France Assurance
                                                 1.44% by AXA Courtage IARD

AXA Assistance                    France         100% by AXA

AXA Collectives                   France         94.47% by AXA France Assurance,
                                                 3.69% by AXA Assurances IARD
                                                 and 1.25% by AXA Courtage IARD

NSM Vie                           France         40.64% by AXA France Assurance

AXA Global Risks                  France         98.49% by AXA France
                                                 Assurance

Argovie                           France         94.03% by AXA Collectives

S.P.S. Re                         France         69.03% by AXA Reassurance

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Direct Assurance                  France         100% by AXA Direct

Natio Assurances                  France         50% by AXA Assurances IARD

AXA Assistance                    France         100% by AXA

AXA Reassurance                   France         86.33% by AXA, 8.25% by AXA
                                                 Assurances IARD, 5.07% by
                                                 AXA Global Risks, 0.13% by
                                                 AXA France Assurances and
                                                 0.02% by AXA Collectives

AXA Re Finance                    France         79% owned by AXA Reassurance

AXA Cessions                      France         100% by AXA

UAB                               Belgium        100% by AXA Holdings Belgium

Ardenne Prevoyante                Belgium        99.99% by AXA Holdings Belgium
                                                 and 0.01% by AXA Royale Belge

Assurance Courtraisienne          Belgium        100% by AXA Holdings Belgium

AXA Royale Belge                  Belgium        99.57% by AXA Holdings Belgium
                                                 and 0.43% by UAB

Assurances de la Poste            Belgium        50% by AXA Holdings Belgium

Assurances de la Poste Vie        Belgium        50% by AXA Holdings Belgium

C.G.R.M. Monte Carlo              France         99.99% by AXA Reassurance

AXA Assurance Vie Luxembourg      Luxembourg     100% by AXA Luxembourg S.A.

Paneurore                         Luxembourg     5% by AXA Portugal Companhia de
                                                 Seguros, 20% by AXA Colonia
                                                 Versicherungs, 5% by AXA
                                                 Assicurazioni, 10% by Aurora
                                                 Iberica SA de Seguros y Reas,
                                                 20% by AXA Insurance IK,
                                                 20% by Royale Belge
                                                 Investissement and
                                                 20% by Saint George Re

Crealux                           Luxembourg     100% by AXA Holdings Belgium

Futur Re                          Luxembourg     100% by AXA Global Risks

AXA Assurances Luxembourg         Luxembourg     100% by AXA Luxembourg SA

Hilo Direct Seguros y Reaseguros  Spain          71.43% by AXA Aurora

Ayuda Legal SA de Seguros y       Spain          88% by AXA Aurora Iberica SA de
Reaseguros                                       Seguros y Reaseguros and 12% by
                                                 AXA Seguros de Seguros
                                                 Reaseguros

Aurora Iberica SA de              Spain          99.82% by AXA Aurora
Seguros y Reaseguros

AXA Seguros de Seguros y          Spain          1.45% by AXA and 97.06% by
Reasegiros                                       Aurora Iberica SA de Seguros y
                                                 Reas

Eurovita                          Italy          30% owned by AXA Assicurazioni

UAP Vita                          Italy          62.21% by AXA, 18.70% by AXA
                                                 Conseil Vie, and 19.08% by AXA
                                                 Collectives

AXA Interlife                     Italy          100% by AXA

AXA Assicurazioni                 Italy          84.10% by AXA, 11.70% by
                                                 Grupo UAP Italiana, 2.11% by
                                                 AXA Conseil Vie and 2.07%%
                                                 by AXA Collectives

AXA Equity & Law Plc              U.K.           100% by AXA Sun Life
Assurance Society

AXA Global Risks (U.K) Ltd        U.K.           100% by AXA Global Risks
                                                 (France)

English & Scottish                U.K.           100% by AXA UK

AXA UK                            U.K.           100% by AXA

AXA Sun Life                      U.K.           100% by Sun Life and Provincial
                                                 Holdings Plc

AXA UK Holding Ltd.               U.K.           100% by AXA Reassurance

Guardian Insurance Ltd.           U.K.           100% by Guardian Royal Exchange
                                                 Plc

GREA Assurance                    U.K.           100% by Guardian Royal
                                                 Exchange Plc

PPP Group Plc.                    U.K.           100% by Guardian Royal
                                                 Exchange Plc

PPP Healthcare Ltd.               U.K.           100% by Guardian Royal
                                                 Exchange Plc

PPP Lifetimecare                  U.K.           100% by Guardian Royal
                                                 Exchange Plc

AXA Insurance UK                  U.K.           100% by Guardian Royal
                                                 Exxchange Plc

AXA Reinsurance UK Plc.           U.K.           100% by AXA UK Holding Ltd.

AXA Sun Life Holdings Plc.        U.K.           100% by SLPH

AXA Nederland BV                  The Nether-    51.31% AXA Royal Belge, 38.94%
                                  lands          by Gelderland and 4.11% by
                                                 AXA Holdings Belgium

AXA Schade                        The Nether-    100% by AXA Verzekeringen
                                  lands

AXA Zorg NV                       The Nether-    100% by UAP Verzekeringen
                                  lands

Vinci BV                          The Nether-    100% by AXA
                                  lands

AXA Leven NV                      The Nether-    100% by AXA Verzekeringen
                                  lands

UAP Niew Rotterdam Beheer         The Nether-    100% by AXA Nederland BV
                                  lands

AXA Zorg NV                       The Nether-    100% by AXA Verzekeringen
                                  lands

AXA Portugal Companhia de         Portugal       9.63% by AXA Global Risk, 2.28%
Serguros                                         by AXA Portugal Seguros
                                                 Vida, 5.71% by AXA Conseil Vie
                                                 and 81.93% by AXA
                                                 Participations

AXA Portugal Seguros Vida         Portugal       87.63% by AXA Conseil Vie and
                                                 7.46% by AXA Participations

AXA Compagnie d' Assurances       Switzerland    99.95% AXA Participations

AXA Compagnie d' Assurances       Switzerland    94.99% by AXA Participations
sur la Vie                                       and 5.01% by AXA Compagnie
                                                 d'Assurance.

AXA Al Amane Assurances           Morocco        99.99% by AXA Ona

Epargne Croissance                Morocco        99.59% by AXA Al Amane
                                                 Assurances

Compagnie Africaine               Morocco        100% by AXA Al Almane
d'Assurance                                      Assurances

AXA Canada                        Canada         100% by AXA

AXA Canada ADP                    Canada         100% by AXA Canada

AXA Colonia Krankenversicherung   Germany        51% by AXA Colonia Konzern AG
                                                 and 48.36% by AXA Colonia Leben

Colonia Nordstern Versicherungs   Germany        100% by AXA Colonia Konzern AG

Sicher Direct                     Germany        50% by AXA Colonia Konzern AG
                                                 and 50% by AXA Direct

Albingia Versicherung             Germany        98.98% by GRE Continental
                                                 Europe Holding Gmbh

Albingia Lebenversicherung        Germany        100% by Albingia Versicherung

AXA Colonia Leben                 Germany        50% by AXA Colonia Konzern AG
                                                 and 50% by AXA Colonia
                                                 Versicherung

AXA Colonia Versicherung          Germany        100% by AXA Colonia Konzern AG

AXA Norstern Art                  Germany        100% by AXA Colonia Konzern AG

Tellit Vie                        Germany        100% by AXA-Colonia Konzern
                                                 AG

National Mutual Financial         Australia      100% by National Mutual
Services                                         Holdings

AXA Oyak Hayat Sigorta            Turkey         100% by AXA Oyak Holding AS

AXA Oyak Sigorta                  Turkey         0.70% by AXA Oyak Hayat
                                                 Sigorta and 70.32% by AXA
                                                 Oyak Holding AS

AXA Minmerals Assurance Co. Ltd.  China          51% by AXA China

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

AXA Non Life Insurance Co. Ltd.   Japan          100% by AXA Direct

AXA Life Insurance                Japan          100% by AXA

Dongbu AXA Life                   South Korea    100% by AXA

AXA Insurance Investment          Singapore      100% by AXA
Holdings

AXA Insurance Singapore           Singapore      100% by AXA Insurance
                                                 Investment Holding

AXA Life Singapore                Singapore      100% by National Mutual
                                                 International

GRE Singapore Branch              Singapore      100% by AXA

AXA Life Hong Kong                Singapore      100% by AXA

AXA Insurance Hong Kong           Hong Kong      82.5% by AXA Insurance
                                                 Investment Holdings Pte Ltd
                                                 and 17.5% by AXA

National Mutual Asia Ltd.         Hong Kong      53.8% by National Mutual
                                                 Holdings, Ltd and 20% by Detura

AXA China Region Ltd.             Hong Kong      73.55% by National Mutual
                                                 Holdings

Guardian Insurance Ltd.           Hong Kong      100% by AXA
Hong Kong

The Equitable Life Assurance      U.S.A.         100% by AXA Financial Inc.
Society of the United States
(ELAS)

AXA Reinsurance                   U.S.A.         100% by AXA America

AXA America                       U.S.A.         100% by AXA Reassurance

AXA Global Risks US               U.S.A.         96.39% by AXA Global Risks and
                                                 3.61% by Colonia Nordstern
                                                 Versicherungs AG

AXA Re Life Insurance Company     U.S.A.         100% by AXA America

National Mutual Holdings          Australia      42.1% by AXA and 8.9% by
                                                 AXA Equity & Law Life
                                                 Assurance Society

National Mutual International     Australia      100% by National Mutual
                                                 Holdings Ltd

Australian Casualty Insurance     Australia      100% by National Mutual
Property Ltd                                     Holdings

National Mutual Health            Australia      100% by National Mutual
Insurance Pty Ltd                                Holdings Ltd

Guardian Dublin Docks             Ireland        100% by Guardian PMPA Group
                                                 Ltd.

Guardian PMPA Group Ltd.          Ireland        100 by Guardian Royal
                                                 Exchange Plc

Detura                            Hong Kong      75% by National Mutual Holdings

AXA Insurance Singapore           Singapore      100% by AXA Insurance
                                                 Investment Holdings

AXA Reinsurance Asia              Singapore      100% by AXA Reassurance

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

AXA Reinsurance U.K. Plc.         U.K.           100% owned by AXA U.K.
                                                 Holding Ltd.

Nordstern Colonia Versicherung    Austria        89.95% by AXA Colonia
                                                 Versicherungs
                                                 and 10.05% by Colonia Leben

                       FINANCIAL SERVICES AND REAL ESTATE

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Compagnie Financiere de Paris     France         96.89% by AXa 0.27% by AXA
(C.F.P.)                                         Assurance IARD and 0.01% by
                                                 Societe Beaujon

AXA Banque                        France         98.7% by Compagnie
                                                 Financiere de Paris

AXA Credit                        France         65% by Compagnie
                                                 Financiere de Paris

Sofapi                            France         100% by Compagnie
                                                 Financiere de Paris

Holding Soffim                    France         100% by Compagnie
                                                 Financiere de Paris

Sofinad                           France         100% by Compagnie
                                                 Financiere de Paris

Banque des Tuileries              France         100% by Compagnie
                                                 Financiere de Paris

Banque de Marches et d'Arbitrage  France         19.51% by AXA and 8.2% by AXA
                                                 Courtage IARD

AXA Investment Managers           France         5.28% by AXA Royale Belge,
                                                 56.48 BY AXA, 1.02% by AXA
                                                 Reassurance, 19.46% by AXA
                                                 Assurance IARD, 5.12% by AXA
                                                 Colonia Konzern and 0.25% By
                                                 Direct Assurances, 2.63% by
                                                 AXA Leven NV, 5.10% by National
                                                 Fund Management, 2.03% by AXA
                                                 Courtege IARD

Banque Worms                      France         1.91% by AXA France Assurance,
                                                 5.32% by AXA Collectives, 6.30%
                                                 by AXA Courtage IARD, 3.06% by
                                                 AXA Conseil Vie, 10.72% by AXA
                                                 Assurances IARD, 21.63% by AXA
                                                 Assurance Vie, 49.56% by
                                                 Compagnie Financiere de Paris

Investment Managers Paris         France         100% by AXA Investment Managers

Transaxim                         France         100% by Compagnie Financiere
                                                 de Participations

AXA Millesimes                                   10.10% by AXA Reassurance,
                                                 11.95% by AXA Reassurance,
                                                 7.26% by Societe Beaujon,
                                                 6.87% by Jour Finance

AXA Colonia Asset Management      Germany        51% by AXA Investment
                                                 Managers and 49% by AXA
                                                 Colonia Konzern AG

AXA Colonia KAG                   Germany        51% by AXA Investment
                                                 Managers and 26.50% by AXA
                                                 Colonia Konzern AG

AXA Colonia Bausparkasse AG       Germany        66.67% by AXA Colonia
                                                 Konzern AG and 32.99% by
                                                 AXA Colonia Leben

Banque IPPA                       Belgium        100% by AXA Holdings Belgium

Royal Belge Investissement        Belgium        100% by AXA Royale Belge

AXA IM Bruxelles                  Belgium        100% by AXA Investment
                                                 Managers

AXA Banque Belgium                Belgium        100% by AXA Holdings Belgium

Royale Belge Investissement       Belgium        100% by AXA Royale Belge

Sun Life Asset Management         U.K.           66.67% by Sun Life and
                                                 Provincial Holdings Plc and
                                                 33.33% by AXA Asset Management
                                                 Ltd.

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Alliance Capital Management Corp. U.S.A.         100% held by The Equitable
                                                 Life Assurance Society

Donaldson Lufkin & Jenrette       U.S.A.         0.13% by AXA, 31.44% by
                                                 the ELAS, 38.27% by AXA
                                                 Financial Inc. and 1.31%
                                                 by AXA Participations Belgium

AXA IM Holdings Inc.              U.S.A.         100% by AXA Investment
                                                 Managers

AXA IM Rose                       U.S.A.         90% by AXA Investment
                                                 Managers and 10% by AXA IM
                                                 Holdings Inc.

AXA Rosenberg LLC                 U.S.A.         50% by AXA IM Rose

National Mutual Funds             Australia      100% owned by National
Management                                       Mutual Holdings

AXA Investment Managers           Japan          100% by AXA Investment
Tokyo                                            Managers

AXA Investment Managers           The Nether-    100% by AXA Investment
Den Haag                          lands          Managers

AXA IM HK SAR                     Hong Kong      100% by AXA Investment
                                                 Managers

AXA Investment Managers           Hong Kong      100% by AXA Investment
Hong Kong                                        Managers

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

S.G.C.I.                          France         100% by AXA

Compagnie Parisienne de           France         100% by Sofinad
Participations (C.P.P.)

Monte Scopeto                     France         99.99% by Compagnie
                                                 Parisienne de Participations

Colisee Jeuneurs                  France         99.82% by Colisee Suresnes and
                                                 0.17% by Compagnie Parislenne
                                                 de Participation

Colisee Delcasse                  France         99.98% by Colisee Suresnes

Colisee Victoire                  France         99.74% by S.G.C.I.

Colisee Suresnes                  France         21.19% by AXA Assurance IARD,
                                                 0.92% by Societe Beaujon,
                                                 51.07% by Compagnie Financiere
                                                 de Paris, 20.63% by Jour
                                                 Finance and 2.53% by AXA
                                                 Courtage IARD

Colisee 21 Matignon               France         99.44% by S.G.C.I. and 0.55% by
                                                 AXA

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Colisee Saint Georges SA          France         100% by SGCI

                       HOLDINGS AND MISCELLANEOUS BUSINESS

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

AXA Direct                        France         100% by AXA

Societe Beaujon                   France         100% by AXA

Lor Finance                       France         99.87% by AXA

Jour Finance                      France         60.47% by AXA Conseil Vie,
                                                 39.53% by AXA Assurance IARD


Financiere 45                     France         100% by AXA

Mofipar                           France         99.92% by AXA

AXA Participations                France         53.15% by AXA, 21.90% by AXA
                                                 Global Risks and 24.95% by AXA
                                                 Courtage IARD

Colisee Excellence                France         100% by Financiere Mermoz

Financiere Mermoz                 France         100% by AXA

AXA France Assurance              France         100% by AXA

AXA China                         France         49% by AXA Region Limited
                                                 and 51% by AXA

AXA Participations Belgium        Belgium        17.65% by AXA Global Risks,
                                                 75% by AXA, 1.82% by AXA
                                                 Conseil IARD and 5.53% by AXA
                                                 Courtage IARD

Finaxa Belgium                    Belgium        99.99% by AXA

AXA Holdings Belgium              Belgium        43.75% by AXA, 3.02% by AXA
                                                 Global Risks, 49.10% by AXA
                                                 Participations Belgium and
                                                 4.11% by Vinci BV

GRE Continental Europe            Germany        100% by AXA Cononia Konzern AG
Holding Gmbh

AXA-Colonia Konzern AG            Germany        39.73% by Vinci BV, 25.63% by
                                                 Kolnische Verwaltungs and
                                                 21.62% by AXA

Kolnische Verwaltungs             Germany        67.72% by Vinci BV, 22.99% by
                                                 AXA Colonia Konzern AG and
                                                 8.83% by AXA

AXA Luxembourg SA                 Luxembourg     100% by AXA Holdings Belgium

AXA Ona                           Morocco        51% by AXA Participations

Gelderland                        The Nether-    100% by AXA Holdings Belgium
                                  lands

AXA Oyak Holdings AS              Turkey         50% by AXA

AXA Financial Inc.                U.S.A.         4.12% by AXA Equity & Law
                                                 Life Assurance Society, 43.01
                                                 by AXA, 2.97% by AXA
                                                 Reassurance, 0.03% by AXA
                                                 America, 0.44% by Societe
                                                 Beaujon, 3.21% by Fianciere 45
                                                 and 6.46% by LOR Finance

AXA Aurora                        Spain          30% owned by AXA and 40% by
                                                 AXA Participations

AXA Equity & Law Plc              U.K.           99.94 by AXA Life

Sun Life and Provincial           U.K.           34.52% by AXA and 21.81% by
Holdings (SLPH)                                  AXA Equity & Law Plc

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

                                     NOTES
                                     -----

1. The year of formation or acquisition and state or country of incorporation of each affiliate is shown.

2. The chart omits certain relatively inactive special purpose real estate subsidiaries, partnerships, and joint ventures formed to operate or develop a single real estate property or a group of related properties, and certain inactive name-holding corporations.


3. All ownership interests on the chart are 100% common stock ownership except: (a) AXA Financial, Inc.'s 38.6% interest in Donaldson, Lufkin & Jenrette, Inc., and Equitable Holdings, LLC's 31.7% interest in same; (b) as noted for certain partnership interests; (c) Equitable Life's ACMC, Inc.'s and Equitable Capital Management Corporation's limited partnership interests in Alliance Capital Management L.P.; and (d) as noted for certain subsidiaries of Alliance Capital Management Corp. of Delaware, Inc.

4. The following entities are not included in this chart because, while they have an affiliation with The Equitable, their relationship is not the ongoing equity-based form of control and ownership that is characteristic of the affiliations on the chart, and, in the case of the first entity, it is under the direction of at least a majority of "outside" trustees:

                               EQ Advisors Trust
                               Separate Accounts


5.   This chart was last revised on January 1, 2000.

Item 27. Number of Contractowners


         Currently, there are 59,575 owners of this contract offered by the registrant under this Registration Statement.



Item 28. Indemnification


     (a) Indemnification of Directors and Officers

         The By-Laws of The Equitable Life Assurance Society of the United States ("Equitable Life") provide, in Article VII, as follows:

          7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                 (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

               (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                      (b) To the extent permitted by the law of the State of New
                          York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

          The directors and officers of Equitable Life are insured under policies issued by Lloyd's of London, X.L. Insurance Company and ACE Insurance Company. The annual limit on such policies is $100 million, and the policies insure that officers and directors against certain liabilities arising out of their conduct in such capacities.

     (b) Indemnification of Principal Underwriter

         To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equitable Distributors, Inc. has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of Equitable Distributors, Inc.

     (c) Undertaking


         Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29. Principal Underwriters

         (a) Equitable Distributors, Inc., an indirect wholly owned subsidiary of Equitable, is the principal underwriter for Separate Account No. 49, Separate Account FP and EQ Advisors Trust. The principal business address of Equitable Distributors, Inc. is 1290 Avenue of the Americas, New York, NY 10104.

         (b) Set forth below is certain information regarding the directors and principal officers of Equitable Distributors, Inc. The business address of the persons whose names are preceded by an asterisk is that of Equitable Distributors, Inc.

NAME AND PRINCIPAL                     POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                       (EQUITABLE DISTRIBUTORS, INC.)
----------------                       ----------------------


*Jose S. Suquet                        Chairman of the Board and Director

 James A. Shepherdson, III             Co-Chief Executive Officer, Co-President,
 660 Newport Center Drive              Managing Director, and Director
 Suite 1200
 Newport Beach, CA 92660

 Greg Brakovich                        Co-Chief Executive Officer, Co-President,
 660 Newport Center Drive              Managing Director, and Director
 Suite 1200
 Newport Beach, CA 92660

 Edward J. Hayes                       Director
 200 Plaza Drive
 Secaucus, NJ 07096-1583

*Charles Wilder                        Director


*Michael Dibbert                       President, Financial Institution Channel

*Alex MacGillwray                      President, Broker-Dealer Channel

*Patrick Muler                         President, Wirehouse Channel

*Van Rubiano                           President, Life Insurance Division


 Hunter Allen                          Senior Vice President
 660 Newport Center Drive
 Suite 1200
 Newport Beach, CA 92660

 Elizabeth Forget                      Senior Vice President
 660 Newport Center Drive
 Suite 1200
 Newport Beach, CA 92660

 Al Haworth                            Senior Vice President
 660 Newport Center Drive
 Suite 1200
 Newport Beach, CA 92660

 Stuart Hutchins                       Senior Vice President
 660 Newport Center Drive
 Suite 1200
 Newport Beach, CA 92660

 Ken Jaffe                             Senior Vice President
 660 Newport Center Drive
 Suite 1200
 Newport Beach, CA 92660

 Michael McDaniel                      Senior Vice President
 660 Newport Center Drive
 Suite 1200
 Newport Beach, CA 92660

*Patrick O'Shea                        Vice President and Chief
                                       Financial Officer

*Norman J. Abrams                      Vice President and Counsel

 Debora Buffington                     Vice President and Chief Compliance
 660 Newport Center Drive              Officer
 Newport Beach, CA 92660


*Ronald R. Quist                       Vice President and Treasurer

*Linda Galasso                         Vice President and Secretary


*Francesca Divone                      Assistant Secretary

          (c) The information under "Distribution of the Contracts in the Prospectus forming a part of this Registration Statment is incorporated herein by reference.

Item 30.  Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by Equitable at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 200 Plaza Drive, Secaucus, NJ 07096. The policies files will be kept at Vantage Computer System, Inc., 301
W. 11th Street, Kansas City, Mo. 64105.


Item 31. Management Services

         Not applicable.


Item 32. Undertakings

The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

          Equitable represents that the fees and charges deducted under the Certificates described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the respective Certificates. Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Certificates include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all certificates sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, endorsements, data pages, or riders to any Certificate or prospectus, or otherwise.

          The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b)of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                   SIGNATURES




     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to the Registration Statement and has caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 25 day of April, 2000.




                                        SEPARATE ACCOUNT No. 49 OF
                                        THE EQUITABLE LIFE ASSURANCE SOCIETY
                                        OF THE UNITED STATES
                                                    (Registrant)

                                        By: The Equitable Life Assurance
                                        Society of the United States
                                                    (Depositor)


                                        By: /s/ Naomi J. Weinstein
                                           ---------------------
                                        Naomi J. Weinstein
                                        Vice President
                                        The Equitable Life
                                        Assurance Society of the United
                                        States

                                   SIGNATURES




          As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 25 day of April, 2000.




                                           THE EQUITABLE LIFE ASSURANCE SOCIETY
                                           OF THE UNITED STATES
                                                      (Depositor)


                                           By: /s/ Naomi J. Weinstein
                                               ---------------------
                                           Naomi J. Weinstein
                                           Vice President
                                           The Equitable Life Assurance Society
                                             of the United States



     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:


*Michael Hegarty                           President, Chief Operating Officer
                                           and Director

*Edward D. Miller                          Chairman of the Board, Chief
                                           Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                          Vice Chairman of the Board
                                           Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller





*DIRECTORS:

Francoise Colloc'h       Donald J. Greene             George T. Lowy
Henri de Castries        John T. Hartley              Edward D. Miller
Joseph L. Dionne         John H.F. Haskell, Jr.       Didier Pineau-Valencienne
Denis Duverne            Michael Hegarty              George J. Sella, Jr
Jean-Rene Fourtou        Mary R. (Nina) Henderson     Peter J. Tobin
Norman C. Francis        W. Edwin Jarmain             Stanley B. Tulin
                                                      Dave H. Williams



*By: /s/ Naomi J. Weinstein
   ------------------------
        Naomi J. Weinstein
        Attorney-in-Fact



April 25, 2000

                                 EXHIBIT INDEX



   4(a)(a)   Form of Endorsement                             EX-99.4(a)(a)

   10(a)     Consent of PricewaterhouseCoopers LLP           EX-99.10a

   10(c)     Powers of Attorney                              EX-99.10c